                                                                   THE GCG Trust





GOLDENSELECT products are issued by
Golden American Life Insurance Company
and distributed by Directed Services, Inc., member NASD ING VARIABLE ANNUITIES

 Table of Contents

                                 The GCG Trust

                                                                            Page
                                                                            ----
Chairman's Letter..........................................................   1

Portfolio Manager Reports..................................................   2

Statements of Assets and Liabilities.......................................  26

Statements of Operations...................................................  30

Statements of Changes in Net Assets........................................  34

Financial Highlights.......................................................  42

Portfolios of Investments..................................................  65

Notes to Financial Statements.............................................. 111




 The information contained in this report is intended for general informa-tion purposes only. This report is not authorized for distribution to pro-spective investors unless preceded or accompanied by current Trust and Sep-arate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable con-tracts. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase.

Directed Services, Inc.                                       Tel: 610-425-3400
1475 Dunwoody Drive, West Chester, PA 19380                   Fax: 610-425-3520

                                                                 August 5, 1999

Dear Shareholder of The GCG Trust:

We are pleased to present the 1999 Semi-Annual Report of the GCG Trust (the "Trust"). The following report provides information about the performance and financial position of the portfolios of the Trust.

During the first six months of the year, the net assets of the Trust increased 35% to end the period at $5.8 billion. This increase can be attributed to new investment by shareholders and strong investment returns.

During 1999, the following enhancements were made to the Trust:

  . Janus Capital Corporation was appointed to be the new Portfolio Manager for the Value + Growth Series, effective March 1, 1999. Along with this change was a name change from "Value + Growth Series" to "Growth Series". The new name better reflects the change in investment style from a value style to a growth style.

  . T. Rowe Price Associates, Inc. was hired to manage the Equity Income Series, formerly the Multiple Allocation Series, effective March 1, 1999. Also, changes in the investment objectives were made to reflect the investment style of T. Rowe Price.

  . Alliance Capital Management L.P. was hired to manage the Growth & Income Series effective March 1, 1999. In addition, the name of the Growth & Income Series has been changed to Capital Growth Series, effective July 1, 1999.

  . AIM Capital Management, Inc. was hired to manage the Strategic Equity Series, effective March 1, 1999. In addition, certain changes in the investment policies and procedures were made to reflect the investment style of AIM. AIM was also hired to manage the Capital Appreciation Series, effective April 1, 1999.

  . Baring International Investment Ltd. was hired to manage the Hard Assets Series and Developing World Series, effective March 1, 1999.

The Report contains comments from the Portfolio Managers of the Trust's Series. The comments of the Portfolio Managers reflect their views as of the date written and are subject to change at any time. For more complete information about these portfolios, the Trust or any products, including charges and expenses, please consult your prospectus. Read it carefully before investing or sending money.

Thank you for your continued support.

Sincerely,

R. Brock Armstrong
Chairman
The GCG Trust

                                 The GCG Trust
                              Liquid Asset Series

The objective of the Liquid Asset Series (the "Series") is a high level of current income consistent with the preservation of capital and liquidity. For the six months ended June 30, 1999, the Series had a return of 2.20% versus the Merrill Lynch 3-Month Treasury Index return of 2.35%.

The first half of 1999 marked a period of rising interest rates. Market fears of a slowing economy and/or a potential recession faded as indicators continued to show signs of economic strength. GDP growth in the first quarter of 1999 remained strong at 4.3% after increasing 3.9% in 1998. While unemployment rates were at historical lows and the labor market appeared tight, productivity growth kept the growth in unit labor costs at a minimum. Nevertheless, this strong domestic backdrop combined with improving foreign economies led to fears that domestic economic growth might be faster than that associated with steady inflation. As a result, the Federal Reserve Board's Open Market Committee (the
Fed) voted to raise the Fed Funds rate by 25 basis points on June 30, 1999 in a "pre-emptive" move intended to keep economic growth at a sustainable level.

As signs of a potential Fed tightening emerged in May, interest rates in the six-month to one-year area began to rise. In fact, throughout the first half of 1999, one-year LIBOR rates increased approximately 75 basis points. In the second quarter, the Liquid Asset Series began to barbell its portfolio to take advantage of the high rates in the nine-month to one-year area and to keep a portion of the portfolio short as a hedge to the increasingly probable Fed tightening. The average maturity of the Liquid Asset Series was shortened to 43 days on June 30, 1999 versus the 61-day average of competitors.

Going forward, the Series will invest selectively at cheap points on the yield curve keeping in mind the potential for an additional Fed tightening by year-end. Technical factors associated with Y2K are expected to impact the market but the actual effect of Y2K is unknown at this time.

                                                  ING Investment Management, LLC
                          AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

                        1 Year  4.71%
                        5 Year  5.02%
                       10 Year  4.97%
   Since 1/24/1989 (Inception)  5.12%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  2.20%

Average annual total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

Investment in the Liquid Asset Series (or in any other Series) is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Liquid Asset Series will be able to maintain a stable net asset value of $1.00 per share.

Top Five Holdings as of June 30, 1999

  1. Exxon Asset Management, 7.301% due
     07/06/1999                                4.9%
  2. AT&T Corporation, 4.871% to 7.301% due
     07/01/1999                                4.1%
  3. Coca-Cola Company, 7.301% due 07/01/1999  3.2%
  4. General Electric Capital Corporation,
     5.318% due 07/06/1999                     2.9%
  5. Gannet Company, Inc., 5.008% due
     07/07/1999                                2.9%

Top Five Sectors as of June 30, 1999

  1. Personal Credit Institutions            20.0%
  2. Communications                          10.1%
  3. Electric, Gas & Sanitary Services        9.3%
  4. Miscellaneous Business Credit Institu-
     tions                                    9.1%
  5. Securities Brokers                       8.5%

                                 The GCG Trust
                          Limited Maturity Bond Series

The Limited Maturity Bond Series (the "Series") seeks to obtain the highest current income that is consistent with low risk to principal and liquidity and, secondary, enhance total return through capital appreciation when market factors are appropriate. For the six months ended June 30, 1999, the Series returned 0.00%. This compares to the Merrill Lynch 1-5 Year Corporate/Government Bond index total return of 0.64% for the same time period.

The first half of 1999 marked a period of rising interest rates. Market fears of a slowing economy and/or a potential recession faded as indicators continued to show signs of economic strength. GDP growth in the first 3 months of 1999 remained strong at 4.3% after increasing 3.9% in 1998. While unemployment rates were at historical lows and the labor market appeared tight, productivity growth kept the growth in unit labor costs at a minimum. Nevertheless, this strong domestic backdrop combined with improving foreign economies led to fears that domestic economic growth might be faster than that associated with steady inflation. As a result, the Federal Reserve Board's Open Market Committee (the
Fed) voted to raise the Fed Funds rate by 25 basis points on June 30, 1999 in a "pre-emptive" move to keep economic growth at a sustainable level.

The market environment and resulting Fed tightening was negative for the bond market as interest rates rose significantly and bond prices fell throughout the first half of 1999. Rates on the 30-year Treasury bond increased by 88 basis points to 5.97% from 5.09% at the beginning of the year. In addition, interest rates in the 2-10 year sectors increased by over 100 basis points causing a slight flattening of the yield curve. In general, spread sectors outperformed the U.S. Treasury market and short-term bonds outperformed long-term bonds. The Merrill Lynch U.S. Treasury Master Index reported a return of (2.4)% for Treasury bonds over the first half of 1999.

The Limited Maturity Bond Series began the year barbelled versus the benchmark and with a longer duration than the benchmark. Throughout 1999 as interest rates began to rise, the barbell was reduced and the portfolio was adjusted to more closely match its index. It ended the period with duration flat to the benchmark but still slightly barbelled relative to the benchmark. The emphasis on spread product (U.S. government agency and corporate bonds, mortgage-backed securities and asset-backed securities) helped the portfolio's return while the barbell detracted from return.

Going forward, the portfolio will continue to overweight spread product versus the benchmark while keeping duration in line with the benchmark. Uncertainty abounds for the remainder of the year as participants try to determine the potential impact of Y2K on the market and decipher economic data that might indicate another Fed tightening is necessary by year-end.

                                                  ING Investment Management, LLC
                          AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

                        1 Year  3.65%
                        5 Year  5.89%
                       10 Year  6.22%
   Since 1/24/1989 (Inception)  6.47%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  0.00%

Average annual total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

Top Five Non Cash Holdings as of June 30, 1999

  1. U.S Treasury Notes due through 2004
     ranging from 4.625% to 8.750%           37.9%
  2. Alltel Corporation, 7.250% due
     04/01/2004                               2.3%
  3. Marsh & McLennan Cos., Inc, 6.625% due
     06/15/2004                               2.2%
  4. El Paso Natural Gas Co., 6.750% due
     11/15/2003                               2.0%
  5. Waste Management, Inc., 7.125% due
     06/15/2001                               1.7%

Top Five Sectors as of June 30, 1999

  1. Corporate Bonds                     38.4%
  2. U.S. Treasury Obligations           37.9%
  3. Discount Commercial Paper            8.5%
  4. U.S. Government Agency Obligations   8.4%
  5. Asset Backed Securities              4.8%

                                 The GCG Trust
                           Global Fixed Income Series

The Global Fixed Income Series (the "Series") seeks to invest primarily in high-grade debt securities, both foreign and domestic, and related foreign currency transactions. For the six months ended June 30, 1999, the Series had a total return of (8.15%). Over the same time period, the Merrill Lynch Global Government Bond Index II had a total return of (6.97%).

Against a backdrop of anticipated interest rate rises by the U.S. Federal Reserve, a continuing series of strong economic numbers in the United States, and some evidence of improving growth in the United Kingdom and Europe, the second quarter of 1999 was a quiet period for global bond markets.

United States economic data continued to be strong: the effect of improving industrial production and retail sales figures led to the Fed officially adopting a tightening bias. Fears that this might manifest itself in an interest rate rise sooner rather than later shifted bond yields upwards along the U.S. Treasury curve, especially during May. Federal Reserve Chairman Greenspan confirmed that the Fed would be likely to make a pre-emptive strike against inflation, and this duly occurred, with a 25bp rise in the Fed Funds rate on the final day of the quarter.

Rises in Treasury yields fed through to other major markets. The European curve steepened as a result, but it was also adversely affected by the consequent weak currency discouraging potential overseas investors, and some signs of an improvement in European growth. The UK bond market also suffered as a result of the US market's fall, helped downwards by the realisation that public sentiment was beginning to make the UK's EMU convergence path look less certain than had previously been thought.

The Euro's fall against the US Dollar continued into the second quarter, although the slide was not as dramatic as it had been through the first three months of the year. In contrast, Sterling has remained strong throughout the quarter, despite further rate cuts as the Bank of England expressed concerns about inflation undershooting their target.

The first half of 1999 has generally been a difficult time for global bond markets, but we are now looking towards a likely continuation of the bond market rally seen throughout most of 1998. Three months ago we were expecting a sell-off in the major bond markets, and this has now happened, leaving the way clear for further good performance from securities.

With the exception of Japan, the major global bond markets - especially the US
- are beginning to look more attractive than they have done over the past few months, and we expect that Global Fixed Income as an asset class is once again poised to produce good performance for investors through the medium to long-term.

                                         Baring International Investment Limited

                             AGGREGATE TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

   Since 8/14/1998 (Inception)  (0.81)%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  (8.15)%

Total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

Top Five Non Cash Holdings as of June 30, 1999

  1. U.S. Treasury Obligations due through
     11/15/2016 ranging from 4.250% to
     7.250% (United States)                   36.7%
  2. Dutch Government, 6.000% due 01/15/2006
     (Netherlands)                             3.4%
  3. Federal National Mortgage Association,
     4.625% due 10/15/2001 (United States)     3.3%
  4. Government of Spain, 4.500% due
     07/30/2004 (Spain)                        3.3%
  5. Government of France, 7.000% due
     10/12/2000 (France)                       3.2%

Top Five Countries as of June 30, 1999

  1. United States   45.9%
  2. Germany         13.1%
  3. France          11.7%
  4. United Kingdom   9.0%
  5. Australia        4.7%

                                 The GCG Trust
                              Total Return Series

The Total Return Series (the "Series") seeks to obtain above-average income (compared to a portfolio entirely in equity securities) consistent with the prudent employment of capital. A secondary goal is the reasonable opportunity for growth of capital and income. For the six months ended June 30, 1999, the Series provided a total return of 5.06%. This compares to a 12.38% return for the Standard & Poor's 500 Index and a (2.28)% return for the Lehman Brothers Government/Corporate Bond Index over the same time period.

In the first three months of 1999, the Series was hurt by the continued underperformance of value stocks compared to growth stocks. Prices of value stocks reflect the underlying value of companies' assets and earnings, while prices of growth stocks tend to reflect investors' earnings growth expectations. Late in March, however, value stocks began to recover, due in part to second-quarter concerns about inflation. Investors trying to anticipate the effects of rising inflation and interest rates have bought value stocks and moved out of growth companies, which have been trading at very high prices relative to their earnings. Because interest rates help determine the value of future earnings, any interest-rate increase lowers future earnings value. Therefore, stocks trading at high prices relative to future earnings become less attractive.

Among industries, we think the energy sector looks particularly attractive. The price of oil has gone from $12 per barrel to around $17. Also, the major oil companies cut spending on drilling last year, so any increase in supply this year should be modest, creating a good supply/demand picture. Two oil companies we like are BP Amoco Plc, which continues to be a big holding, and Mobil Corp. We believe these companies are benefiting from the consolidation of the industry. In addition, the supply/demand picture for natural gas appears to be quite favorable. Two companies that we think could benefit from consolidation and rising gas prices are Apache Corp. and Coastal Corp.

Another important sector is financial services. Life insurance companies such as Lincoln National Corp. and Hartford Financial Services Group are benefiting from the growing popularity of annuities. On the property/casualty side of the business, premiums are beginning to increase after years of decline. We believe this should benefit companies such as Chubb Corp. and St. Paul Companies, Inc.

Companies that have performed well for the Series include AlliedSignal, Inc., a diversified industrial company, and those in the paper industry. AlliedSignal had some earnings problems last year, but with its planned acquisition of Honeywell, another diversified industrial company, we believe its future appears bright. Paper companies have reduced their excess supply and, because global economies have strengthened, demand for paper has been better than expected. As a result, we've seen higher prices for such holdings as Weyerhaeuser Co., Champion International, and International Paper Co.

In February, we began increasing the Series' stock allocation to around 60% of assets because we felt prices of value stocks had become attractive, especially given the big gains in growth stocks over the previous year or so. This increase has helped the Series because the market began turning toward value stocks in April and May. We also have increased the Series' holdings of bonds maturing in less than two years because when interest rates rose, prices of bonds maturing in 10 years or more fell farther than prices of shorter-maturity bonds. However, we have not changed the basic makeup of the bond portfolio, keeping about 45% of fixed-income assets in investment-grade corporate issues and 30% in U.S. Treasuries to help limit price volatility.

                                        Massachusetts Financial Services Company
                             AGGREGATE TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

   Since 8/14/1998 (Inception)  12.32%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  5.06%

Total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

Top Five Equity Holdings as of June 30, 1999

  1. GTE Corporation            1.8%
  2. BP Amoco Plc, ADR          1.8%
  3. Allied Signal, Inc.        1.4%
  4. Coastal Corporation        1.1%
  5. Equitable Companies, Inc.  1.1%

Top Five Sectors as of June 30, 1999

  1. Financials                 23.2%
  2. Utilities & Communication  23.0%
  3. Energy                     10.5%
  4. Leisure                     7.5%
  5. Technology                  6.5%

                                 The GCG Trust
                             Equity Income Series*

The Equity Income Series (the "Series") seeks substantial dividend income as well as long-term growth of capital. For the six months ended June 30, 1999, the Series had a total return of 7.89%. During the same period the Standard & Poor's 500 Index had a return of 12.38% and the Lehman Brothers Intermediate Government/Corporate Bond Index had a total return of (0.58)%.

T. Rowe Price Associates, Inc. became portfolio manager of the Series on March 1, 1999 and performance for the 4 month period ended June 30, 1999 was 9.71% for the Series versus 11.33% for the S&P 500 Index. The broad stock market and the fund advanced strongly during the second quarter of 1999. Continued corporate earnings growth and a healthier global outlook, particularly among some of last years' weaker economies, combined to offset the increase in interest rates we witnessed over the last six months. Good overall economic news, high investor confidence, and trust in the Federal Reserve's ability to take the proper pre-emptive action against potentially higher inflation provided solid support for equities. We are very pleased with this performance, particularly considering the conservative nature of the Series investment approach. Value stocks, which make up the majority of the holdings, rebounded nicely during the period.

The strong stock market environment during the second quarter was profitable for many of the Series' holdings. During the past few months new trends came into play that benefited portfolio investments. While value characteristics such as low price/earnings ratios and high dividend yields were penalized in 1998, they returned to favor in the most recent period. Companies with exposure to the cyclical nature of the economy or to commodities suddenly sprang to life. Some of the better performers in the second quarter included GTE Corp., SBC Communications, Inc., Dow Chemical Co., Bell Atlantic Corp., Hewlett-Packard Co., Hercules, Inc., and Whirlpool Corp.

At the end of June, energy and utilities stocks accounted for approximately 28% of portfolio assets, consumer nondurables 17%, financial stocks 16%, and 15% of assets were in capital equipment, process industries, and basic materials. The balance was diversified among several other industries. The narrow breadth of the market's advance over the past few years has resulted in many stocks with the value characteristics we focus on - in particular, low price/earnings ratios and relatively high dividend yields. Our preference for high-yielding, lower p/e companies has always been a consistent cornerstone of our investment approach. Given the wide variations in performance among companies and sectors over the last two years, there is plenty of work to be done as we investigate new investment opportunities on your behalf.

So far this year, we are pleasantly surprised by the durability of the stock markets' strength and resilience, particularly in the face of rising interest rates. We believe it will be difficult, but not impossible, for stocks to post such robust returns in the second half of 1999. Given historically high stock valuations and unrealistic investor expectations, we would not be surprised to see a bit of turbulence ahead. Nevertheless, whatever happens over the short term, our investment approach will remain constant. We will continue to emphasize investments in sound companies that may be out of favor in the short run but offer an attractive combination of good upside potential and relatively limited downside risk.

                                                  T. Rowe Price Associates, Inc.
                          AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

                       1 Year   11.28%
                       5 Year   12.52%
                      10 Year   10.02%
   Since 1/24/1989 (Inception)  10.06%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  7.89%

Average annual total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

On March 1, 1999 T. Rowe Price Associates, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

*On February 16, 1999 the Board of Trustees approved a change in name of the Multiple Allocation Series to the Equity Income Series.

Top Five Equity Holdings as of June 30, 1999

  1. SBC Communications, Inc.  2.2%
  2. Mellon Bank Corporation   1.9%
  3. ALLTEL Corporation        1.8%
  4. BP Amoco, PLC             1.7%
  5. Exxon Corporation         1.6%

Top Five Sectors as of June 30, 1999

  1. Consumer Nondurables  17.1%
  2. Financial             15.7%
  3. Utilities             14.4%
  4. Energy                13.7%
  5. Process Industries    11.2%

                                 The GCG Trust
                              Fully Managed Series

The Fully Managed Series (the "Series"), seeks, over the long term, a high total investment return, consistent with the preservation of capital and with prudent investment risk. For the six months ended June 30, 1999, the Series had a total return of 8.73%. During this same period, the Standard & Poor's 500 Index (the "S&P 500") had a return of 12.38% and the Lehman Brothers Government/Corporate Bond Index had a return of (2.28)%.

The markets hit some occasional turbulence, but by and large the financial weather made for smooth flying and comfortable returns during the first half of 1999. The Series provided a respectable return for the six months and exceeded the S&P 500 for the second quarter. Nevertheless, for the entire first half, our strategy of risk avoidance continued to be less rewarding than the broad stock market and more aggressive fund competitors. Our approach remains unique in seeking to minimize risk of loss while maintaining exposure to the long-term advantage of equity investing.

Performance benefited from a change in investor preference toward value and basic industry stocks - staples of your portfolio - and away from growth stocks. In an environment of strong stock prices and weak fixed income markets, however, the fund's significant bond exposure generated a strong headwind. Our bond holdings held up comparatively well considering the negative impact of rising interest rates, but they constrained performance. Bonds will seldom outperform stocks over time, but they are inherently less risky than stocks and are an important tool in our risk management kit.

A number of the Series' top contributors to performance were natural resources or energy holdings, such as MacMillan Bloedel Ltd., a Canadian forest products producer that appreciated by over 75%, and Domtar Inc. The strong performance of our energy holdings - Amerada Hess Corp., Mitchell Energy & Development Corp., Kerr-McGee Corp., Murphy Oil Corp., and Texaco Inc. - was partially the result of improved world oil prices and partially a rebound from their price swoon in 1998. While generally inclined to stick with these resource holdings going forward, we have done some selective selling. Specifically, Atlantic Richfield Co., a long-held position, was eliminated after its price ran up, and others were trimmed as they reached intermediate price objectives.

Negative contributors to performance were headed by Loews Corp. and Philip Morris Co., two companies selling far below our perception of their value, but tainted by tobacco litigation uncertainties. Tennessee Valley Authority bonds were our third worst contributor to performance. This large position fell about one-third as much as similar maturity Treasury securities because of their unique features.

Our allocation among asset classes stayed reasonably consistent over the past six months, with approximately 53% in common stocks, 25% in convertibles, and 12% in bonds accounting for the majority of assets.

We remain cautious. We believe the economy looks good, but market valuations (price/earnings ratios, dividend yields) are expensive. We believe there is a very strong risk of higher interest rates in coming months, which historically have hurt the financial markets before slowing the real economy.

Nevertheless, we continue to invest more than half of the Series in common stocks because: 1) we hope our expertise enables us to benefit from specific company situations or swings in investor enthusiasm and 2) the American economy is strong and constantly creating new investment opportunities. We expect also to continue holding significant non-equity assets to reduce the Series' overall risk and enable investors to benefit from the long-term advantages of common stocks, but with less interim volatility.

                                                  T. Rowe Price Associates, Inc.
                          AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

                       1 Year    9.04%
                       5 Year   13.62%
                      10 Year    9.25%
   Since 1/24/1989 (Inception)   9.45%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  8.73%

Average annual total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

On January 1, 1995 T. Rowe Price Associates, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

Top Five Non Cash Holdings as of June 30, 1999

  1. Amerada Hess Corporation                 4.7%
  2. Loews Corporation                        4.1%
  3. Tennesse Valley Authority, 5.880% due
     04/01/2036                               3.8%
  4. MacMillan Bloedel Ltd.                   3.4%
  5. Niagra Mohawk Power Corporation          3.2%

Top Five Sectors as of June 30, 1999

  1. Consumer Services     13.2%
  2. Energy                12.2%
  3. Bonds                 12.0%
  4. Consumer Nondurables   9.2%
  5. Process Industries     8.9%

                                 The GCG Trust
                            Rising Dividends Series

The Rising Dividends Series (the "Series") seeks capital appreciation and, secondarily, dividend income. For the six months ended June 30, 1999, the Series produced a total return of 12.22%, slightly underperforming the Standard & Poor's 500 Index, which returned 12.38% for the period.

Returns for the first half were helped by improved investor sentiment for economically sensitive companies, which benefited our basic materials and capital goods positions. In addition, selected technology holdings performed well, reflecting restructuring activity and fast growth in selected segments of the industry. Our returns were reduced by declines in certain consumer-oriented companies, reflecting slowing of short-term sales growth, resulting from difficulties in foreign economies.

Major purchase and sale activity in the first half centered on the financial services, technology, telecommunications and energy sectors. We sold one position in financial services and used the proceeds to increase our weighting in another company in the same sector. We believe that the net effects on the portfolio of these related transactions are to lower volatility and improve relative value. We increased our weighting in technology and initiated a weighting in telecommunication services. We reduced our weighting in energy, after the rebound in oil prices, by eliminating one position.

Our outlook assumes continued moderate growth in the domestic economy, accompanied by low inflation. We believe that international economies will begin to recover over the next year, which will benefit our multinational companies, particularly the branded consumer-oriented positions. Our focus will continue to be on positioning the Rising Dividends Series for consistent long-term growth.

                                       Kayne Anderson Investment Management, LLC
                          AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

                        1 Year   12.04%
                        5 Year   22.05%
   Since 10/14/1993 (Inception)  19.12%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  12.22%

Average annual total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

Top Five Equity Holdings as of June 30, 1999

  1. International Business Machines Corpora-
     tion                                      5.4%
  2. Illinois Tool Works                       4.3%
  3. Medtronic, Inc.                           4.2%
  4. Merck & Company, Inc.                     4.2%
  5. Hewlett-Packard Company                   4.1%

Top Five Sectors as of June 30, 1999

  1. Technology     16.5%
  2. Staples        16.3%
  3. Financial      16.0%
  4. Health         15.6%
  5. Capital Goods  11.2%

                                 The GCG Trust
                            Growth & Income Series*

The Growth & Income Series (the "Series") seeks to achieve long-term total return. For the six months ended June 30, 1999, the Series returned 10.37% compared to 12.38% for the Standard & Poor's 500 Index (the "S&P 500") and 6.87% for the Standard & Poor's Mid-Cap 400 Index.

Alliance Capital Management, L.P. became subadviser of the Series on March 1, 1999 and performance for the four months ended June 30, 1999 was 12.39% versus 17.34% for the S&P Mid-Cap 400 Index. As you know, mid-cap stocks have under-performed the larger cap indices since 1994, but in the last several months the mid-cap area has shown more vigorous returns. This may indicate a change in market leadership that could be more positive for the Series. The Series is focused on the mid-cap portion of the market, generally defined as companies with $1 billion to $10 billion in market capitalization. For a point of reference, the S&P 500 has a mean market cap of more than $100 billion. As of June 30, 1999 our median market capitalization was $2.2 billion with the mean at $4.0 billion. Our approach as growth stock investors is to buy and hold the most rapidly growing mid-cap companies at reasonable stock market valuations.

The largest sector weights in the Series included consumer companies, financial companies, technology and heath care. Basic industries, energy, and capital goods companies had lesser weights.

In the financial area we have larger holdings in MBIA, Inc. and Radian Group, Inc., two specialty finance companies with strong growth rates and low valuations. In the consumer sector American Standard Cos., The Limited, Inc. and Continental Airlines, Inc. are major holdings. Continental, for example, has positioned itself as one of the fastest growing air carriers, has established a very aggressive share buy back program, and is selling at a valuation much lower than the overall market.

Technology holdings, accounting for 26% of the Series, were positive contributors to recent performance. Large holdings include NTL Inc., a U.K. based cable and telephony provider; Novell, Inc., a rapidly growing systems company; and Ceridian Corp., a leading computer services company. Our 11% in health care holdings modestly impaired performance. Datascope Corp., a provider of various cardiac assist products, performed poorly in the second quarter; however, since July 1, the stock has recovered and is trading at a twelve month high as of July 15.

Much has changed in the overall economy over the past year. The concerns about Asian financial meltdown have ebbed, world economies appear more stable and the U.S. economy is showing good growth(3-4%) with inflation in check (2%). With mid-cap stocks selling well below S&P 500 market p/e levels, we believe that this asset class has substantial potential. With the world in a disinflationary, economic recovery mode and relatively low p/e levels in the mid-cap area, we are optimistic about the longer term prospects for the Series.

                                               Alliance Capital Management, L.P.

                             AGGREGATE TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

   Since 8/14/1998 (Inception)  21.61%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  10.37%

Total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

On March 1, 1999 Alliance Capital Management, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by other Portfolio Managers.

*On July 1, 1999, the Series changed its name to Capital Growth Series.

Top Five Equity Holdings as of June 30, 1999

  1. Ceridian Corporation  4.0%
  2. Novell, Inc.          3.7%
  3. NTL, Inc.             3.4%
  4. The Limited, Inc.     3.3%
  5. MBIA, Inc.            3.1%

Top Five Sectors as of June 30, 1999

  1. Consumer Services       26.4%
  2. Technology              25.7%
  3. Finance                 13.2%
  4. Healthcare              11.1%
  5. Consumer Manufacturing   8.9%

                                 The GCG Trust
                                 Growth Series*

The Growth Series (the "Series") seeks to achieve capital appreciation. During the six months ended June 30, 1999, the Series had a total return of 21.70%. For the same period, the Standard & Poor's 500 Index (the "S&P 500") had a return of 12.38% and the Russell Mid-Cap Index had a return of 10.34%.

Janus Capital Corporation became subadviser of the Series on March 1, 1999 and performance for the four months ended June 30, 1999 was 14.04% versus 11.33% for the S&P 500. Equity markets were volatile throughout the period as investors grappled with a consistent rise in interest rates and growing fears of inflation. The markets' skittishness was perhaps most visible in the retreat of Internet shares during the middle of the period and the relative outperformance of cyclical shares, a segment that had been depressed for some time. Investors cheered, however, when the Federal Reserve announced a modest 25 basis point increase in short-term rates and adopted a neutral bias toward future rate increases on June 30--moves that sent equities broadly higher and allowed growth shares to regain some of their earlier momentum.

The Series weathered the volatility well and outperformed the S&P 500. Gainers included semiconductor positions Texas Instruments, Inc. and Vitesse Semiconductor Corp., both of which have developed a unique and profitable niche in what was once considered a commodity business. Enron Corp.was another strong performer as the company's unique approach to power generation and distribution continued to impress investors.

A number of our cable and media positions also gained during the quarter. The cable industry is undergoing a significant transformation that has repositioned cable television lines as a two-way "fat pipe" into the home capable of providing services ranging from traditional telephony and video-on-demand to high speed Internet access. We believe that this transformation has enormously increased the value of existing cable systems, a fact demonstrated during the period by AT&T's seemingly lavish bid for cable provider MediaOne. Our position in Comcast, the national cable provider that was edged out by AT&T in the bidding war for MediaOne, gained as investors cheered the rich break-up fees and subscriber concessions paid to Comcast by AT&T. International cable operator United International Holdings also gained, while the Series' position in Liberty Media Group rose as investors recognised the increasing value of media content as the convergence of telecommunications, cable television and the Internet became reality.

While we were pleased with the strong performances of most of the Series' holdings, there were a few disappointments. Amazon and America Online were caught in the volatility associated with the Internet sector early in the period, but we remain committed to these stocks and are extremely impressed by the successful brand each has built within the rapidly growing Internet space. We are confident that our thorough research has identified companies capable of sustainable growth when the extreme amount of emotion surrounding Internet investments--evidenced by the sector's recent volatility--finally dissipates. Our confidence in our research process has enabled us to maintain, and in certain cases even build, our exposure to these companies.

Looking forward, we will continue to explore new opportunities in technology, communications and other sectors of the economy. While we were encouraged by the Federal Reserve's restraint, further rate increases are a possibility and we are monitoring developments closely. Meanwhile, we remain committed to finding individual companies that are capable of performing well in any economic environment.

                                                       Janus Capital Corporation
                             AGGREGATE TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

   Since 8/14/1998 (Inception)  39.47%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  21.70%

Total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

On March 1, 1999 Janus Capital Corporation became the Portfolio Manager of the Series. Prior to that date the Series had been advised by other Portfolio Managers.

*On February 16, 1999 the Board of Trustees approved a change in name of the Value + Growth Series to the Growth Series.

Top Five Equity Holdings as of June 30, 1999

  1. Nokia Oyj, Sponsored ADR                  6.7%
  2. Amazon.com, Inc.                          6.0%
  3. AT&T Corp.--Liberty Media Group, Class A  5.1%
  4. Time Warner, Inc.                         3.7%
  5. Enron Corporation.                        3.7%

Top Five Sectors as of June 30, 1999

  1. Technology             34.2%
  2. Consumer Cyclical      28.0%
  3. Consumer Non-cyclical   6.5%
  4. Financial               5.6%
  5. Energy                  3.9%

                                 The GCG Trust
                              Value Equity Series

The Value Equity Series (the "Series") seeks to achieve capital appreciation and, secondarily, dividend income. The Series had a 1999 year-to-date return of 10.52% through June 30. Over the same time period, the Standard & Poor's 500 Index had a return of 12.38%.

The Series employs a "deep value" investment style focusing on companies whose stock has temporarily fallen out of favor. The stocks of such companies are typically priced at a discount to their estimated intrinsic value and have a low price/earnings ratio, low price/book ratio, high dividend yield and low price volatility.

If 1998 was the year of the "value trap," then 1999 is emerging as the year of the "value gap." In 1998 and the first quarter of 1999, inexpensive stocks got cheaper while expensive stocks got more expensive. This led to a huge valuation gap. Early in the second quarter of 1999, however, as the global economy began to improve, fear of an overheating economy drove long-term interest rates up and caused many investors to abandon expensive high tech growth stocks in favor of more mundane, less expensive value names. This roll over in market leadership helped to close the valuation gap considerably as the performance of certain value stocks caught up with and ultimately surpassed the performance of growth stocks.

The Series' paper, chemical and heavy machinery holdings were but a few of the beneficiaries of this transition in market leadership. The energy sector also performed particularly well as oil prices started to rise in March, on anticipation of production cuts from OPEC, and continued their upward trend recently reaching close to $20 per barrel. Merger activity and consolidation among many of the world's largest energy companies also contributed to the strength in this sector and the Series.

As the second quarter came to a close, we saw the Federal Reserve increase the Federal Funds rate by 0.25 percent. The equity markets reacted very positively to the rate hike, particularly since the Federal Reserve also adopted a "neutral bias" following the rate increase. As we enter the second half of the year, the U.S. economy is showing some early signs of cooling. If the economy continues to moderate, we believe it would be positive for the equity markets, because it would relieve the upward pressure on interest rates. Additionally, if the recent strengthening in the Asian and Latin American markets continues, we believe that the market broadening we witnessed in the first half of the year should continue to benefit value stocks as we head into the next millennium.

                                                    Eagle Asset Management, Inc.
                          AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

                       1 Year  11.54%
   Since 1/3/1995 (Inception)  18.43%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  10.52%

Average annual total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

Top Five Equity Holdings as of June 30, 1999

  1. Koninklijke (Royal) Philips Electronics
     N.V.                                      3.3%
  2. International Business Machines Corpora-
     tion                                      3.2%
  3. Du Pont (E.I) de Nemours and Company      3.2%
  4. Fortune Brands, Inc.                      3.2%
  5. Waste Management, Inc.                    3.1%

Top Five Sectors as of June 30, 1999

  1. Financials     23.1%
  2. Capital Goods  11.5%
  3. Energy          9.8%
  4. Healthcare      9.5%
  5. Technology      9.2%

                                 The GCG Trust
                                Research Series

The Research Series (the "Series") seeks to achieve long-term growth of capital and future income. For the six months ended June 30, 1999, the Series provided a total return of 9.31%. This compares to a 12.38% return for the Standard & Poor's 500 Index (the "S&P 500") and 10.34% for the Russell Mid-Cap Index for the same period.

The Series currently has a light position, relative to the S&P 500, in large-cap growth stocks and heavy positions in small- and mid-cap stocks, whose long-term opportunities we think are more attractive. Small- and mid-cap stocks are selling at much cheaper prices relative to earnings than large-cap growth stocks. Stocks with lower prices relative to earnings are less vulnerable to negative events such as earnings disappointments or a broad market downturn. We think the companies in the Series will see higher growth rates than many of the large-cap stocks. At the same time, we are avoiding Internet stocks or other companies trading at what we see as unsustainably high prices relative to their earnings.

Three industry sectors have helped performance: financial services, leisure, and technology. The Series' gains in financial services largely came from brokerage and investment banking stocks. Specifically, the Series had large holdings in Morgan Stanley Dean Witter & Co. and Merrill Lynch, both of which are well managed and experienced in the markets they serve. Companies around the world are using firms like Morgan Stanley and Merrill Lynch to help arrange the mergers and acquisitions.

Most of the Series' leisure stocks are in the restaurant industry. For the past dozen years restaurants, particularly the national chains, generally have been poor investments because the number of new ones has exceeded demand. However, in the past year or so restaurants such as McDonald's Corp. have stopped adding domestic capacity. Now, the U.S. economy is strong, and people are eating out more often. The result is greater demand at existing restaurants and higher profits.

The leading contributors to technology performance were semiconductor companies. The semiconductor industry was hurt in 1998 by the Asian economic slowdown as well as by the fact that it had built up its manufacturing capability to a point at which there was too much supply in some market segments, so prices came down. Now, demand is beginning to catch up with supply and Asia seems to be recovering, both of which helped semiconductor companies.

A few of the Series' retailing holdings have underperformed. Although the retailing environment has been very good and Dayton Hudson, the department store chain, has performed well, the Series was hurt by two stocks, Rite Aid Corp. and CompUSA Inc. The Series had a significant position in Rite Aid because we believe that as the population ages people will use more prescription medicines. However, Rite Aid opened a number of stores in a short period of time and underestimated the costs of closing old stores. The company also had inventory and accounting problems. Over the long term, however, we believe Rite Aid will continue to benefit from increasing prescription sales. CompUSA, meanwhile, is losing computer and software sales to companies that sell over the telephone or on the Internet. Also, some business customers, who tend to buy more expensive equipment, are cutting orders to prepare for any Year 2000 (Y2K) computer problems. By the end of this year, we think the Y2K issue will largely be resolved, and the company should perform better.

Looking ahead, we see a continuation of a low-inflation, low-interest-rate environment, which would mean steady economic growth and a strong consumer sector. However, we expect the U.S. economy to slow from its rapid pace of the past few quarters and the S&P 500's average growth rate to fall to single digits this year. Given that earnings growth is falling while stock prices are rising, we do not believe prices of many companies, particularly the big ones, are attractive. Therefore, the Series is avoiding companies with declining earnings and, instead, is focusing on companies with at least flat to accelerating growth.

                                        Massachusetts Financial Services Company

                             AGGREGATE TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

   Since 8/14/1998 (Inception)  25.19%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  9.31%

Total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

Top Five Equity Holdings as of June 30, 1999

  1. Microsoft Corporation            4.6%
  2. Tyco International Ltd.          3.0%
  3. United Technologies Corporation  2.6%
  4. MCI WorldCom, Inc.               2.4%
  5. Oracle Corporation               2.3%

Top Five Sectors as of June 30, 1999

  1. Technology                 23.8%
  2. Financials                 16.1%
  3. Health Care                10.7%
  4. Utilities & Communication   9.5%
  5. Consumer Staples            8.7%

                                 The GCG Trust
                             Market Manager Series

The Market Manager Series (the "Series") seeks favorable equity market performance and preservation of capital. For the six months ended June 30, 1999, the Series had a total return of 8.97%. Over the same time period, The Standard & Poor's 500 Index and Russell Midcap Index had returns of 12.38% and 10.34% , respectively.

The Series began operations on November 14, 1994. At the same time, all funds were invested in short-term money market securities. On March 6, 1995, the Series was closed to further investment, and the Manager began investing in accordance with the long-term investment objectives of the Series.

The Series contains a blend of debt securities and over-the- counter equity options. The equity options allow the series to track the performance of the equity markets. The debt securities provide some degree of capital protection.

                                                  ING Investment Management, LLC
                          AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

                         1 Year  19.47%
   Since 11/14/1994 (Inception)  23.97%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  8.97%

Average annual total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

Top Five Non Cash Holdings as of June 30, 1999

  1. S&P 500 European                         37.0%
  2. U.S. Treasury Strip, 3.032% due
     02/15/2001                               29.8%
  3. S&P Midcap Companies Index 400 European  27.6%
  4. Cabco (Texas Capital), zero coupon due
     10/01/2001                                2.7%
  5. Philip Morris Companies, Inc., 6.000%
     due 07/15/2001                            1.8%

Top Four Sectors as of June 30, 1999

  1. Call Options Purchased                  64.6%
  2. U.S. Treasury Strip, 3.032% due
     02/15/2001                              29.8%
  3. Financial Services                       2.7%
  4. Industrial                               1.8%

                                 The GCG Trust
                             Mid-Cap Growth Series

The Mid-Cap Growth Series (the "Series") seeks to achieve long-term growth of capital. For the six months ended June 30, 1999, the Series had a total return of 21.27%. This compares to a 9.28% return over the same period for the Russell 2000 Index, and 10.34% for the Russell Midcap Growth Index.

Until early April, a narrow band of about 50 large-company stocks beat the rest of the stock market by a wide margin, partly because investors were seeking less volatility at a time of global market turmoil. That situation has changed over the past couple of months. Investors, apparently tired of paying excessively high prices for a few big companies with relatively slow growth rates, have found more attractive prices in mid-cap and small-company stocks.

The Series' relative performance can be largely attributed to strong stock selection in the Technology, Leisure and Healthcare sectors. Gemstar International Group, the Series' top leisure holding, contributed significantly to the absolute return, gaining 73% in the quarter. The security continues to benefit from healthy growth and is up 127% year-to-date.

Semi-conductor and Internet-related holdings led the Technology sector's relative out-performance in the quarter. Leaders in the overweighted semi-conductor segment include Teradyne, Inc. and KLA-Tencor Corp. Edify Corp., a leading provider of Internet self-service software, announced an acquisition by Security First in May, resulting in a 145% return over the last quarter. VeriSign, Inc., an Internet-related Business Services holding, is the leading provider of encrypted digital Internet IDs.

Within the Technology sector, software holdings are underweight the Index, as these companies are currently experiencing lock-down impacts resulting from Y2K concerns.

The Series also benefited from holdings in the overweighted Healthcare sector. Total Renal Care Holdings, Inc., the Series' largest healthcare holding, rebounded from a first quarter earnings disappointment to return nearly 50% in the second quarter. Another leading healthcare performer continues to be Cytyc Corp., up 40% for the quarter.

A few sectors experienced weighting shifts during the last six months. Buyout activity in Retailing, including the acquisition of Fred Meyer by Kroger in June, prompted a decrease in the overall sector weight. The Energy sector weight was increased to roughly 8.5%, with new names in the gas segment including Newfield Exploration Co. and The Houston Exploration Co.

                                        Massachusetts Financial Services Company
                             AGGREGATE TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

   Since 8/14/1998 (Inception)  40.82%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  21.27%

Total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

Top Five Equity Holdings as of June 30, 1999

  1. Gemstar International Group, Ltd.  8.4%
  2. Network Solutions, Inc., Class A   5.0%
  3. SportLine USA, Inc.                4.3%
  4. Total Renal Care Holdings, Inc.    4.3%
  5. IDEXX Laboratories, Inc.           3.0%

Top Five Sectors as of June 30, 1999

  1. Health         25.2%
  2. Technology     19.6%
  3. Miscellaneous  18.9%
  4. Leisure        11.2%
  5. Energy          7.7%

                                 The GCG Trust
                               All-Growth Series

The All-Growth Series (the "Series") seeks capital appreciation. For the first half of 1999, the Series returned 26.15%. Over the same period, the Russell Midcap Index had a total return of 10.34%.

Favorable sector weightings and stock selection are the two major factors which lead to the large outperformance. The Series' most heavily weighted sector, at 40%, is technology. For the first half of 1999, this sector contributed well over half of the Series' positive performance. Semiconductors, telecommunication equipment, Internet services and contract manufacturing companies all participated in this rally due to robust expectations for first and second quarter earnings. The Series' representation in software is small due to concerns over Year 2000 demand imbalances. The consumer cyclical sector, which comprises mostly retailers, was the next largest contributor to Series' performance in the first half of 1999. No one stock drove the overall performance, but again, strength was broad among holdings. Health care and business services were the only sectors to produce negative returns during the first half and their effect was minimal.

U.S. economic outlook continues to be positive by most measures. The GDP report for the first quarter of 1999 surprised everyone when it came in at a healthy 4.5%. At 4.3%, unemployment remains near a 30-year low. Despite the continued tight labor market, wage inflation does not appear to be a significant threat, according to the employment cost index. Productivity remains high. After a scare in May, the CPI number release in June was zero. At its June 30th Open Market Committee meeting, the Federal Reserve raised interest rates one-quarter point and adopted "a directive that included no predilection about near-term policy action".

Although large capitalization stocks have surpassed their smaller brethren year-to-date, the second quarter provided an environment where small stocks beat mid-size stocks which beat large caps. Growth stocks, other than having a tough May, have led the market higher for the year across all capitalizations.

The business outlook for technology firms can change quickly. We believe that investment managers need to be able to react quickly to, as well as anticipate, the changing landscape of this sector. At no time is this more likely to be true than in 1999, when Year 2000 issues will cause more opportunities and more disappointments than in a typical year. The Series will continue to be actively managed and repositioned as the event unfolds.

We continue to like the long-term prospects of the mid-cap growth companies we own. Superior technologies, services, balance sheets, business models and ability to execute are all characteristics commonly found in top quality growth companies that we believe contribute to sustained, above-average growth rates. Many investors have been anxiously waiting for the rebound in small/mid capitalization stocks. We are encouraged with their recent outperformance and there is much evidence to suggest their relative performance will continue to be strong.

                                               Pilgrim Baxter & Associates, Ltd.

                          AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

                        1 Year  25.33%
                        5 Year  12.25%
                       10 Year   7.72%
   Since 1/24/1989 (Inception)   8.02%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  26.15%

Average annual total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

On February 3, 1997 Pilgrim Baxter & Associates, Ltd. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

Top Five Equity Holdings as of June 30, 1999

  1. Inktomi Corporation            3.4%
  2. Outdoor Systems, Inc.          3.3%
  3. Broadcom Corporation, Class A  3.1%
  4. Xilinx, Inc.                   3.0%
  5. Premier Parks, Inc.            2.8%

Top Five Sectors as of June 30, 1999

  1. Technology          39.5%
  2. Consumer Cyclicals  15.9%
  3. Industrial          12.9%
  4. Services             9.9%
  5. Healthcare           7.0%

                                 The GCG Trust
                          Growth Opportunities Series

The Growth Opportunities Series (the "Series") seeks to achieve capital appreciation. For the six months ended June 30, 1999, the Series had a return of 18.43%. The Standard & Poor's 500 Index (the "S&P 500") and the Russell Midcap Index had returns of 12.38% and 10.34%, respectively.

The Series' strong relative returns resulted from its positioning going into the quarter. In the past several years, results for the S&P 500 have been fueled by the greatest growth stock speculation we have ever witnessed. Today, roughly two-thirds of the market capitalization of the S&P 500 has an average P/E (price to earnings) ratio above 40. By contrast, the market's historical P/E multiple has typically been less than 20, even during periods of robust economic growth combined with low inflation. Furthermore, these historically high valuations are based on company earnings which are themselves at historic highs (i.e., record net profit margins for the high valuation companies). Our strategy, in contrast, involves seeking out companies that are undergoing positive fundamental change and are attractively valued. This led the Series to recently be overweighted in basic materials, global industrial stocks and smaller capitalization issues.

Portfolio stocks that performed particularly well during the quarter included Alcoa, Inc. and Dow Chemical Co. Alcoa, a good example of one of the Series' commodity sector holdings, is the world's leading aluminum producer. While prices of aluminum were depressed, the company had undergone significant restructuring to enable it to grow earnings even during periods of weak commodity prices. As a result, any aluminum price increase will contribute directly to profits, a fact that is now being recognized by the market. Similarly, Dow Chemical, a long-term holding in the portfolio, is another beneficiary of restructuring efforts and stronger world growth.

During the quarter, we added the stock of Lockheed Martin Corp., the leading U.S. defense contractor. The company is the technological leader in satellite manufacturing, launch services, defense electronics and federal information services. After a series of fundamental disappointments, we believe the company has reached a depressed P/E level on normalized earnings and would benefit from announced restructuring moves. Also, the war in Kosovo and a federal surplus both should serve as catalysts. Military stockpiles have been depleted, military preparedness appears to be at historical low levels, and for the first time in thirteen years the U.S. defense budget is being increased.

We have taken the opportunity to trim or eliminate stocks we believe have become fully valued, specifically technology stocks Comverse Technology, Inc, Motorola, Inc. and Nokia Corp. We believe that in spite of the rally in stocks owned in the portfolio, the holdings continue to be attractively valued compared to their long-term fundamentals. We believe that companies such as Alcoa are global players, and still have a lot of leverage to improving prices as world economic growth begins to accelerate.

                                                Montgomery Asset Management, LLC
                          AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

                        1 Year  12.26%
   Since 2/18/1998 (Inception)  11.33%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  18.43%

Average annual total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

Top Five Equity Holdings as of June 30, 1999

  1. Alcoa, Inc.                        4.0%
  2. The Dow Chemical Company           3.1%
  3. Amerada Hess Corporation           3.0%
  4. Boise Cascade Corporation          3.0%
  5. Golden West Financial Corporation  2.8%

Top Five Sectors as of June 30, 1999

  1. Materials & Processing  21.4%
  2. Technology              13.0%
  3. Capital Goods           11.2%
  4. Business Services       10.0%
  5. Transportation           9.0%

                                 The GCG Trust
                            Strategic Equity Series

The Strategic Equity Series (the "Series") seeks to achieve capital appreciation. The Series had a total return of 10.14% for the six months ended June 30, 1999. Over the same time period, the Russell Midcap Index had a return of 10.34% and the Russell 2000 Index had a return of 9.28%.

AIM Capital Management, Inc. became subadviser on March 1, 1999 and performance for the four months ended June 30, 1999 was 17.28% versus 14.33% for the Russell Mid-Cap Index and 17.36% for the Russell 2000 Index. The market during this period has at its foundation the resilient performance of the U.S. economy, as evidenced by an exceptional rebound in corporate earnings following the economic and financial turmoil which characterized much of 1998. Indeed, the current expansion in the U.S. has just celebrated a most significant milestone as this expansion is now 100 months in duration and is poised to become the longest economic expansion in U.S. history. The dynamics of 4% Gross Domestic Product growth, combined with benign inflation should not be underestimated and the investment implications are highlighted in our commentary.

The substantial improvement in economic activity has had a most beneficial impact upon the Series as our stock selection process maintained a succinct focus upon companies which possessed the ability to capitalize upon favorable trends due to their competitive position. In particular, portfolio holdings in both the consumer cyclical and technology sectors were standout performers for your account. First, in regard to the consumer cyclical holdings, the U.S. consumer has remained one of the few bastions of strength and consistency as global economic softness in 1998 translated directly into both lower commodity prices and lower import prices, thus allowing the consumer sector to gain greater purchasing power. Secondly, three successive reductions in interest rates on the part of the Federal Reserve Board further augmented consumer spending, thus contributing to the favorable macro environment for many of our holdings. However, it must be noted that individual company dynamics remained crucial as not all companies benefited or were capable of capitalizing upon these trends. The second principal driver of portfolio performance during this time frame was our large commitment to specific areas of technology, principally telecommunications, computer services and computer software which continue to benefit from the desire of corporations to enhance productivity and capitalize upon the growing internet market. Corporate restructuring combined with global competition mandates continued investment in new product development, and as a result of our portfolio selection the fund obtained superior appreciation from our reliance upon technology issues.

Analysis of our holdings reveals that nearly 70% of the fund was represented by holdings in the consumer cyclical and technology sectors of the market. Likewise, it is also apparent that slower growth areas such as utilities, consumer staples, basic materials, healthcare and financials were underweighted. At the end of the quarter, the Fund maintained 131 individual holdings, a median market capitalization of $3.3B and a stellar +32% EPS growth on a Y/Y basis for the most recent quarter. Furthermore, our focus upon companies in the mid capitalization arena received a favorable market response as the dynamics of these companies were rewarded by a broadening of market participation beyond the large capitalization issues which dominated market returns in 1998.

                                                    AIM Capital Management, Inc.
                          AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

                        1 Year   4.19%
   Since 10/2/1995 (Inception)  14.09%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  10.14%

Average annual total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

On March 1, 1999 AIM Capital Management, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

Top Five Equity Holdings as of June 30, 1999

  1. VeriSign, Inc.                    1.1%
  2. QLogic Corporation                1.1%
  3. SFX Entertainment, Inc.           1.0%
  4. Uniphase Corporation              1.0%
  5. MIPS Tachnologies, Inc., Class A  0.9%

Top Five Sectors as of June 30, 1999

  1. Technology         40.3%
  2. Consumer Cyclical  26.6%
  3. Financials          9.1%
  4. Consumer Staples    6.8%
  5. Healthcare          6.4%

                                 The GCG Trust
                          Capital Appreciation Series

The Capital Appreciation Series (the "Series") seeks to achieve long-term capital growth. For the six months ended June 30, 1999, the Series had a return of 9.84%. Over the same time period, the Standard & Poor's 500 Index (the "S&P 500") had a total return of 12.38%.

AIM Capital Management, Inc. became subadviser on April 1, 1999 and performance for the three months ended June 30, 1999 was 5.47% versus 6.70% for the S&P
500. Investment management during the initial transition period took place amid volatile equity markets which were characterized by rapid group and sector rotation. Additionally, steady improvement in corporate earnings and growing optimism about global expansion served to create an environment whereby value outperformed growth, small cap outperformed large cap and previously laggard groups such as energy and basic materials became market leaders.

Despite this volatile market environment we have maintained our disciplined strategy of finding quality companies with under-appreciated earnings growth. We continue to find the majority of our opportunities in the technology and consumer cyclical sectors. The explosive Internet economy has led to strong earnings momentum in technology and communications companies that support the infrastructure of the Internet. In addition, Internet-driven productivity improvements and new revenue opportunities can be found across multiple sectors. The digital product revolution and the extension of cable TV companies into additional services have provided attractive opportunities in the retail and media/entertainment sectors. We remain more cautious in the healthcare, financial and the traditional cyclical sectors where the sustainability of earnings growth is less certain.

The Fund presently contains seventy-six individual securities holdings and the portfolio transition process has been successfully implemented. Of the original sixty-one names in the Series, twenty-two issues were retained and thirty-nine eliminated. We remain most optimistic in our outlook for the financial markets over the balance of the year and believe that the disciplined strategy of the Fund is well positioned to achieve our performance goals.

                                                    AIM Capital Management, Inc.
                          AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

                       1 Year  10.66%
                       5 Year  20.52%
   Since 5/4/1992 (Inception)  16.33%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  9.84%

Average annual total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

On April 1, 1999 AIM Capital Management, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

Top Five Equity Holdings as of June 30, 1999

  1. Nokia Oyj, Sponsored ADR            4.7%
  2. MCI WorldCom, Inc.                  4.4%
  3. Pharmacia & Upjohn, Inc.            3.4%
  4. American International Group, Inc.  3.3%
  5. Guidant Corporation                 3.2%

Top Five Sectors as of June 30, 1999

  1. Technology         22.8%
  2. Consumer Staples   19.3%
  3. Consumer Cyclical  15.5%
  4. Financials         13.6%
  5. Healthcare         11.9%

                                 The GCG Trust
                                Small Cap Series

The Small Cap Series (the "Series") seeks long-term capital appreciation. The Series had a total return of 17.09% for the six months ended June 30, 1999. The Russell 2000 Index (the "Index") had a total return of 9.28% for the same period.

During the first quarter of 1999, after fluctuations amid profit taking, the stock market approached the 10,000 level late in the quarter, before finally closing over 10,000 on March 29. At the same time the economy was robust, interest rates and inflation were at low levels, and we were seeing the beginnings of a technological revolution led by the Internet. All of these factors contributed to a solid quarter for the Series and the stock markets in general. Technology and specifically Internet stocks were among the Series' best performing holdings, bolstering the performance for the quarter.

Posting a return of 7.2% for the first quarter, versus (1.7)% for the Index, the Series took advantage of the rally in technology stocks, with holdings such as Excite Inc. (+232.8% return), Ebay Inc. (+70.8%), Amazon.Com (+60.8%), Intuit, Inc. (+40.3%) and ASM Lithography Holding (+47.5%) which accounted for over 16% of the Series.

The second quarter also saw the stock market approach new heights, crossing the 11,000 boundary during the period, only to close slightly below that level. Internet stocks also played a prominent role during the quarter, this time reversing the trend of the previous quarter, in some cases, posting huge losses. Inflation remained one of the paramount concerns in the market as the Fed shifted to a tightening bias at the May 18th meeting. Subsequently, at the June meeting the Fed raised rates a quarter of a point, but shifted back to a neutral bias. The economy was still robust, although there were signs of slowing. All of these factors contributed to a challenging quarter for the Series. Overall, however, the small cap stocks performed much better this quarter than in recent quarters, and better than their larger cap peers.

During the second quarter, the Series performance did suffer, due to the relatively poor performance of its financial sector holdings, an underweighting in the health care sector and the poor performance of several Internet and related holdings. Strong performance by several holdings in the Series - Skywest Inc. (+72.7), PRI Automation Inc. (+72.6%), Dendrite International Inc. (+61.9%), IDEC Pharmaceuticals (+50.0%) and Antec Corp. (+49.1%) helped buoy performance. Quarterly returns for the Series were 9.7% vs. 14.8% for the Index.

Looking ahead, while the economy still appears to be robust, there are signs of slowing. Interest rates on the long end of the market should be considerably lower by year-end. We believe that this should spark a year-end rally, pushing the market to a close of 11,500. Continuing forward, we will continue to seek out and invest in companies that we feel will grow their earnings rapidly and consistently.

                                                     Fred Alger Management, Inc.

                          AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

                       1 Year  20.94%
   Since 1/3/1996 (Inception)  19.77%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  17.09%

Average annual total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

Top Five Equity Holdings as of June 30, 1999

  1. Linens 'N Things Inc.  3.3%
  2. CNET, Inc.             3.2%
  3. Medquist Inc.          3.2%
  4. Intuit Inc.            3.1%
  5. Broadcast.com Inc.     3.1%

Top Five Sectors as of June 30, 1999

  1. Technology          33.0%
  2. Consumer Cyclicals  32.0%
  3. Consumer Staples    16.2%
  4. Healthcare           6.3%
  5. Capital Goods        6.1%

                                 The GCG Trust
                               Real Estate Series

The Real Estate Series (the "Series) seeks capital appreciation and, secondarily, current income. For the six months ended June 30, 1999, the Series had a total return of 4.79%. Over the same time period, the Wilshire Real Estate Securities Index had a total return of 6.78%.

Beginning in early April the real estate securities market rallied sharply from extremely oversold valuation levels. With the shares trading at discounts to their net asset value of nearly 20%, it was only a matter of time before investors re-discovered the bargains in the real estate sector. Many pundits credited the announcement of Warren Buffett's investments in a few small REITs for the change in investor sentiment, but we believe larger forces were at work. Beginning eighteen months earlier, the word "deflation" returned to the vernacular of investors after a fifty-year hiatus. This fear, coupled with expectations of a slowing economy, caused investors to avoid cyclical stocks and hard assets. However, recent economic growth has remained strong. With the potential for a synchronized global acceleration and creeping re-inflation (primarily from tight labor markets), investor concerns have turned 180 degrees. In response, both cyclical and real estate stocks have recovered smartly.

Even with the recovery of share prices from their recent lows, overall valuation levels remain attractive. At the present time, we view real estate securities as slightly undervalued, trading at modest discounts to net asset values. With real estate fundamentals in equilibrium, the valuations relative to direct real estate are expected to remain stable. Looking forward, we expect that current income will be a more important component of total return than it has over the past several years. It is our view that the role of real estate securities is to provide income and a certain stability in the context of attractive total returns. The current state of affairs is consistent with our expectations. We are finally seeing REIT pricing multiples widen as the market differentiates between those companies with distinctive management, properties or geographic focus versus those with more commodity-like portfolios. The more highly valued companies maintain a competitive advantage through a lower cost of capital. The lower valued companies may opt to merge or restructure. These trends provide more opportunities to add value through active management of a real estate securities portfolio over a passive investment approach.

The rate of cash flow growth for public real estate companies has been gradually slowing since mid-1998 as external growth opportunities have been abating. We believe this trend will continue as rates of cash flow growth return to "normalized" levels of 6-8% over the next two years. Nevertheless, during the first quarter of 1999 average cash flow growth was still a healthy 11% - 150 basis points better than expected. Modestly levered internal growth provided 75% of this quarterly increase as demand for real estate throughout the economy remained solid.

In general the outlook for real estate supply has improved. The lending crunch that occurred in 1998 reduced new construction levels for most property types. When lenders returned, they did so with more conservative underwriting criteria. We think this condition will continue through the remainder of the year.

                                                     EII Realty Securities, Inc.

                          AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

                        1 Year  (5.42)%
                        5 Year   12.29%
                       10 Year    9.49%
   Since 1/24/1989 (Inception)    9.66%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  4.79%

Average annual total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

On January 1, 1995, EII Realty Securities, Inc. became Portfolio Manager for the Series. Prior to that date the Series had been advised by another Portfolio Manager.

Top Five Equity Holdings as of June 30, 1999

  1. Equity Office Properties Trust         4.9%
  2. Simon Property Group, Inc.             4.6%
  3. Reckson Associates Realty Corporation  4.5%
  4. Kimco Realty Corporation               4.2%
  5. Equity Residential Properties Trust    3.6%

Top Five Sectors as of June 30, 1999

  1. Office/Industrial     32.3%
  2. Apartments            14.9%
  3. Regional Malls        12.7%
  4. Shopping Centers      12.7%
  5. Manufactured Housing  12.7%

                                 The GCG Trust
                               Hard Assets Series

The Hard Assets Series (the "Series") seeks to achieve long-term capital appreciation. For the six months ended June 30, 1999 the Series had a total return of 21.25%. For the same period, the Standard & Poor's 500 Index (the "S&P 500") had a total return of 12.38% and the Russell 2000 Index had a total return of 9.28%.

Baring International Investments Limited became subadviser of the Series on March 1, 1999 and performance for the four months ended June 30, 1999 was 26.80% versus 11.33% for the S&P 500 and 17.36% for the Russell 2000 Index. The US's economy continued to grow in the first six months of 1999. There is now a general consensus that the global economy is past the worst of the problems experienced during the 4th quarter of 1998. Looking at commodities as a leading indicator, confirmation of an improvement in the economic outlook for Asia and Japan is emerging, where double digit declines in consumption have reversed to record positive growth in most countries on a year on year basis.

Of the major events in the commodities sector, the largest effected has been the energy sector. After OPEC's agreement to cut production by 1.5-million barrels/day in February, 1999 did not change the direction of the oil price. OPEC in March 1999 again agreed to reduce global output by another 2.1 million barrels/day. Following this implementation, oil prices rallied from below US$11.00 and are currently at US$20.00/barrel. A shrinking inventory-to-consumption ratio and surprisingly strong US demand-market will help to maintain the current price environment into 2000. World economic growth is expected to assist holding the oil price at current levels and could even see the price rise well above the US$20.00 level. We are therefore maintaining our 50% allocation to the energy sector.

Overshadowing the precious metals sector was the Bank of England's announcement to sell part of its gold reserves. The metal continues on its downward trend and is now, at US$255.50 an ounce, at 20 year low. It seems that gold is heading for a reappraisal and that it is loosing its status of being a monetary metal and becoming a commodity. We have reduced our position in gold significantly and now hold about 3% in that asset class. On the other hand, the platinum group is a positive. Strong fundamentals and consumers willingness to build stock should ensure that demand remains firm. About 5% of the Series is allocated to Platinum.

The market sentiment for metals has turned more bullish and we believe that prices are at their cyclical lows. Supply cutbacks, such as BHP's announcement to cut copper output and close production facilities, inventories running at all-time lows, and improving economic indicators should raise expectations in this sector. The cyclical low can be seen as an opportunity for companies to become efficient and has "cleansed" the market. The "survivors", well-managed, cost-efficient companies with strong fundamentals, such as Alcoa, Inc. (we hold 5% in the Series), are the first to benefit from further price increases, making us feel bullish on this segment.

In short, we believe that healthy economic fundamentals, cutbacks in production, and low inventories are positive for the industry's future. Further, bond prices are weak, either indicating fear of inflation or increased economic activity. Either is good for resources. We prefer and see activity and believe the world economy has moved onto a recovery trend. Also, the World Wide Web poses an opportunity for the resources industry. As middlemen are eliminated, prices will fall and demand should rise. We are still bullish on this sector.

                                         Baring International Investment Limited
                          AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

                        1 Year  (2.28)%
                        5 Year    6.91%
                       10 Year    7.18%
   Since 1/24/1989 (Inception)    6.82%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  21.25%

Average annual total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

On March 1, 1999, Baring International Investment Ltd. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by other Portfolio Managers.

Top Five Equity Holdings as of June 30, 1999

  1. Atlantic Richfield Company (ARCO)    6.7%
  2. Exxon Corporation                    6.5%
  3. Alcoa, Inc.                          5.3%
  4. Mobil Oil Corporation                4.4%
  5. Anglo American Platinum Corporation  3.9%

Top Five Sectors as of June 30, 1999

  1. Energy           54.8%
  2. Base Metals      22.8%
  3. Precious Metals  11.2%
  4. Soft Products    10.8%
  5. Other             0.4%

                                 The GCG Trust
                             Managed Global Series

The Managed Global Series (the "Series") seeks capital appreciation. The Series had a total return of 7.19% for the six-month period ended June 30, 1999. Over the same period, the Morgan Stanley Capital International All-Country World Free Index had a return of 9.82%.

Global equities experienced dramatic changes in 1999. The combination of an acceleration in U.S., Asian, and emerging markets economic growth, coupled with a sustained increase in interest rates in the United States, led to a dramatic shift in investor sentiment and a rapid, widespread market rotation. Investors sold large-cap growth stocks, which offered more predictable earnings and had dominated the market since mid 1994, to buy economically sensitive, cyclical stocks. Money flowed into large-cap value stocks as well as into mid- and small-cap stocks, areas that had previously lagged.

After enjoying heady gains for several previous quarters, European equities suddenly stumbled in the first quarter of the new year amid sluggish economic growth and reduced corporate earnings expectations. The already underperforming stocks were further restrained by a weak currency. As a result, local currency gains of 8.05% for the MSCI Europe Index during the semiannual period translated to (2.41)% in U.S. dollars.

Conversely, Pacific Basin and emerging-markets countries, both laggards in 1998, boasted the most robust economies in the world in 1999. Sharp interest-rate declines in late 1998 reliquified the struggling Asian economies, setting the stage for this year's impressive recovery. Asian economies also benefited as companies in the region responded to the recessionary environment by increasing their restructuring efforts, focusing on return on equity and profitability, and attempting to add value for shareholders. Despite a beleaguered economy, Japan's equity market also staged a dramatic rally in early 1999. Touched off by government spending initiatives, which at least temporarily revived economic growth, and the aggressive restructuring efforts by Japanese companies, the recovery received an added spark in the second quarter from signs of a stronger-than-expected economy. Driven by competitive currencies, robust M&A activity, and compelling valuations, emerging markets were among the most vibrant markets in the world, led by Latin America and Asia. Moreover, pro-growth monetary policies by central banks around the world have reduced risk on a global basis, boosting investor tolerance for emerging markets.

Country allocation was a mild negative as a result of overweighting Europe and underweighting the robust Pacific Basin markets. Stock selection also was a bit of a drag on performance given the rotation in the U.S. market toward value-oriented cyclical stocks. Good stock selection in Japan did not completely offset the less successful selection in Australia, the United Kingdom, and Ireland.

Looking ahead, we expect the U.S. economy to continue to expand for the balance of 1999. Despite the Fed's declared neutral stance, continued strong growth could prompt additional interest-rate hikes to slow the economy toward year-end. We will emphasize select consumer cyclicals, technology, and consumer staples and underweight health care and energy. Continental Europe appears poised for a rebound after sluggish economic growth in the year's first half. The weak euro should benefit export-oriented economies such as France and Germany. We believe the United Kingdom offers attractive opportunities as its economy rebounds gradually from near-recession. We intend to selectively take profits in our emerging-markets holdings and redeploy the assets in developed markets, especially Europe, where we are relatively underweight; weakness in the euro will enable us to invest at an attractive dollar cost. We remain cautious regarding Japan. While we remain sensitive to individual stock valuations, we continue to believe that emerging stock markets, particularly those of Asia and Latin America, offer some of the world's best investment opportunities.

                                              Putnam Investment Management, Inc.

                          AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

                         1 Year  14.86%
                         5 Year  12.59%
   Since 10/21/1992 (Inception)   8.62%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  7.19%

Average annual total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

On March 3, 1997 Putnam Investment Management, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

Top Five Equity Holdings as of June 30, 1999

  1. Nokia Oyj                                2.5%
  2. Microsoft Corporation                    2.3%
  3. General Electric Company                 1.7%
  4. Tyco International Ltd.                  1.5%
  5. International Business Machines
     Corporation                              1.4%

Top Five Countries as of June 30, 1999

  1. United States  45.8%
  2. Great Britain  12.3%
  3. Japan          10.3%
  4. France          8.9%
  5. Netherlands     2.6%

                                 The GCG Trust
                            Developing World Series

The Developing World Series (the "Series") seeks to achieve capital appreciation. During the six months ended June 30, 1999 the Series had a total return of 29.31%. During the same period, the Morgan Stanley Capital International Emerging Markets Free Index (the "MSCI Index") had a return of 39.87%.

Baring International Investments Limited became subadviser of the Series on March 1, 1999 and performance for the four months ended June 30, 1999 was 34.41% versus 40.79% for the MSCI Index. Emerging Markets have delivered a strong performance during the first six months of 1999. Sentiment towards the asset class has improved significantly compared to last year. Growing confidence about a recovery in global demand, fueling higher commodity prices and allowing the risk premium to decline, attracted liquidity into the asset class. We are positive about the major markets and we are comfortable maintaining a fully invested position. We have changed the regional emphasis in favour of Emerging Asia at the expense of Latin America. This is primarily due to Emerging Asia's buoyant liquidity conditions as a result of sharp interest rate declines.

The decision to add to the positions in Asia have been positive for the performance. Despite the strong performance from the markets this year we believe that the absolute size of Asian countries' current account surpluses mean that domestic liquidity conditions should remain favourable and the de-leveraging and re-capitalisation of the corporate and banking sectors will continue. This in turn should benefit corporate earnings. The new money has been focused in Korea. The stock market is benefiting from better than expected industrial production data and the most powerful Government driven restructuring story in Asia. In India share price weakness on the back of concern about military activity in Kashmir was used to add to positions. The domestic economy is showing signs of improvement and the chances are improving that a strong government will take power after the elections this September.

In Latin America we have become more cautious in the short term as the region is the most vulnerable to the rise in the external dollar cost of capital. The regional weight has been reduced to neutral. The policy has been to favour Mexico rather than Argentina or Brazil. The performance has been helped by the decision at the beginning of the second quarter to build up positions in cyclical companies and particularly the steel stocks in Brazil and Mexico.

Within the EMEA region we have also reflected our increasing confidence in the nascent signs of a global recovery. This has resulted in an increased investment in South Africa, a stock market heavily dominated by cyclical companies. The Series reflects both cyclical and interest rate sensitive stocks. Within Emerging Europe we have become increasingly cautious about Greece as the market is extremely expensive relative to the fundamentals.

We remain positive about the outlook for the asset class and believe the benign international environment will support continued liquidity flows into the area. We are encouraged by signs of positive net fund flows into the asset class.

                                         Baring International Investment Limited
                          AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

                       1 Year     15.42%
  Since 2/18/1998 (Inception)    (3.44)%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  29.31%

Average annual total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

On March 1, 1999 Baring International Investment Ltd. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

Top Five Equity Holdings as of June 30, 1999

  1. Pohang Iron & Steel Company Ltd., ADR
     (Korea)                                  5.1%
  2. Samsung Electronics, GDR (Korea)         4.1%
  3. Asustek Computer Inc., GDR (Taiwan)      4.1%
  4. Telefonos de Mexico S.A., Class L, ADR
     (Mexico)                                 3.5%
  5. Taiwan Semiconductor Manufacturing
     Company Ltd., ADR (Taiwan)               2.9%

Top Five Countries as of June 30, 1999

  1. Mexico     15.5%
  2. Korea      14.8%
  3. S. Africa   9.6%
  4. Taiwan      9.0%
  5. Brazil      8.4%

                                 The GCG Trust
                            Emerging Markets Series

The Emerging Markets Series (the "Series") seeks long-term capital appreciation. The Series had a total return of 40.72% for the six-month period ended June 30, 1999. Over the same period, the Morgan Stanley Capital International Emerging Markets Free Index had a return of 39.87%.

Driven by competitive currencies, robust M&A activity, and compelling valuations, emerging markets were among the most vibrant markets in the world, led by Latin America and Asia. Moreover, pro-growth monetary policies by central banks around the world have reduced risk on a global basis, boosting investor tolerance for emerging markets.

In Latin America, the focus was on Brazil, which rallied from its currency devaluation in January with double-digit monthly gains in U.S. dollar terms later in the semiannual period. As confidence returned to the Brazilian currency, Latin American economies stabilized and equity markets rallied. During the second quarter of 1999, Asian markets also enjoyed phenomenal gains, as evidenced by Indonesia (+121.6%), Malaysia (+67.5%), and Korea (+64.4%). The surprisingly strong rally in Pacific Basin markets was touched off as sharply lower interest rates in late 1998 reliquified economies and set the stage for economic growth.

Disappointing performance came in Eastern Europe, especially in Hungary, largely on fears that fallout from the conflict in Kosovo might negatively affect the markets in coming months.

Our strong returns resulted from positive stock selection. Early in the six-month period, the Series benefited from a heavy exposure to electronic stocks in Taiwan and bank stocks in Greece. Later in the period, performance was boosted by stock selection in Korea, especially the focus on liquid blue chips such as steel maker Posco and electric utility Kepco. Stock selection in Mexico also aided performance, including heavy weightings of telecommunications giant Telmex and media company Televisa. On the negative side, stock selection in Argentina restrained returns.

Performance was restrained by poor stock selection in Hungary, including meat processor Pick Szeged, whose price fell by more than a third; and in India, where the broad, value-oriented industrial stocks in the Series significantly underperformed the growth consumer, technology, and pharmaceutical stocks, which are heavily weighted in the index.

While we remain sensitive to individual stock valuations going forward, we continue to believe that emerging stock markets, particularly those of Asia and Latin America, offer some of the best investment opportunities in global capital markets. While growth prospects in major Latin American economies are expected to contract in the second half of 1999, the likelihood of regional recovery in 2000 is strong. We are equally enthused about Pacific Basin markets, which appear poised for continued expansion. However, slower growth, deflation, and the threat of currency devaluation in China, coupled with continued troubles in the Japanese economy, could restrain emerging markets in the region.

                                              Putnam Investment Management, Inc.
                          AVERAGE ANNUAL TOTAL RETURN

                         FOR PERIOD ENDED JUNE 30, 1999

                       1 Year     25.84%
                       5 Year    (1.17)%
  Since 10/4/1993 (Inception)    (0.26)%

                             AGGREGATE TOTAL RETURN

         Year-to-Date  40.72%

Average annual total returns for the Series include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

On March 3, 1997 Putnam Investment Management, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

Top Five Equity Holdings as of June 30, 1999

  1. Telefonos de Mexico S.A., ADR       3.7%
  2. Grupo Televisa S.A., GDR            2.7%
  3. Taiwan Semiconductor Manufacturing
     Company, Ltd.                       2.5%
  4. Korea Electric Power Corporation    2.1%
  5. Samsung Electronics Company Ltd.    1.9%

Top Five Countries as of June 30, 1999

  1. Korea          13.3%
  2. Mexico         12.9%
  3. United States  12.7%
  4. Taiwan         10.2%
  5. Brazil          9.7%

 Description of Comparative Indices

  Lehman Brothers Government/Corporate Bond Index -- an index comprised of U.S. government securities and investment grade corporate debt securities.

  Lehman Brothers Intermediate Government/Corporate Bond Index -- an index comprised of intermediate-term U.S. government securities and investment grade corporate debt securities.

  Merrill Lynch 1-5 Year Corporate/Government Bond Index -- an index comprised of government and investment-grade corporate debt securities with remaining maturities of one to five years.

  Merrill Lynch Global Government Bond Index II -- an index comprised of government bonds from major companies, including the United States.

  Morgan Stanley Capital International All Country World Free Index -- an index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

  Morgan Stanley Capital International Emerging Markets Free Index -- an index comprised of equity securities in emerging markets.

  Russell 2000 Index -- an index representing the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

  Russell Midcap Index -- an index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index contains the 1,000 largest companies in the U.S.

  Standard & Poor's 500 Index (S&P 500) -- an index composed of 500 U.S.
stocks.

  Standard & Poor's Midcap 400 Index (S&P 400) -- and index composed of 400 mid-cap U.S. stocks.

  Wilshire Real Estate Securities Index -- an equity index consisting of real estate investment trusts (REITs) and real estate operating companies (REOCs).

 Statements of Assets and Liabilities


                                 The GCG Trust

                           June 30, 1999 (Unaudited)

                                              Limited       Global
                                 Liquid       Maturity       Fixed        Total
                                 Asset          Bond        Income        Return
                                 Series        Series       Series        Series
                              ------------  ------------  -----------  ------------
ASSETS:
Investments (Notes 1, 3 and
 4):
 At identified cost.........  $347,912,308  $181,462,412  $24,244,112  $578,590,133
                              ============  ============  ===========  ============
 At value (a)...............  $347,912,308  $179,830,786  $23,147,819  $614,548,913
Cash, including foreign
 currency, at value.........           904       441,016      704,139     1,684,038
Receivables:
 Shares of beneficial
  interest sold.............            --            --           --            --
 Investment securities
  sold......................            --         2,154           --     1,299,797
 Receivable for forward
  foreign currency contracts
  (Note 1)..................            --            --       28,131            --
 Receivable from Adviser....            --        19,806          287            --
 Dividends and/or interest..       560,575     2,176,810      422,307     3,337,710
Other assets................            --         5,716          900            --
                              ------------  ------------  -----------  ------------
  Total Assets..............   348,473,787   182,476,288   24,303,583   620,870,458
                              ------------  ------------  -----------  ------------
LIABILITIES:
Payables:
 Investment securities
  purchased.................            --            --           --     7,800,075
 Payable for forward foreign
  currency contracts (Note
  1)........................            --            --           --            --
Options written (Premiums
 received $50,398) (Note
 1).........................            --            --           --            --
Accrued expenses and other
 payables...................     1,265,400        56,559       16,761        95,961
                              ------------  ------------  -----------  ------------
  Total Liabilities.........     1,265,400        56,559       16,761     7,896,036
                              ------------  ------------  -----------  ------------
NET ASSETS..................  $347,208,387  $182,419,729  $24,286,822  $612,974,422
                              ============  ============  ===========  ============
NET ASSETS consist of:
Paid-in Capital.............  $347,212,935  $179,842,953  $25,282,003  $561,277,187
Undistributed net investment
 income/(loss)..............            --     5,192,775      195,357     8,890,034
Accumulated net realized
 gain/(loss) on securities,
 futures contracts, written
 options, forward foreign
 currency exchange contracts
 and foreign currency
 transactions...............        (4,548)   (1,075,629)     (95,663)    6,852,414
Net unrealized
 appreciation/(depreciation)
 on securities, futures
 contracts, written options,
 forward foreign currency
 exchange contracts and
 other assets and
 liabilities denominated in
 foreign currencies.........            --    (1,540,370)  (1,094,875)   35,954,787
                              ------------  ------------  -----------  ------------
  Total Net Assets..........  $347,208,387  $182,419,729  $24,286,822  $612,974,422
                              ============  ============  ===========  ============
Shares of beneficial
 interest outstanding.......   347,218,817    17,083,480    2,366,465    36,924,601
                              ============  ============  ===========  ============
NET ASSET VALUE, offering
 price and redemption price
 per share of beneficial
 interest outstanding.......  $       1.00  $      10.68  $     10.26  $      16.60
                              ============  ============  ===========  ============

                       See Notes to Financial Statements.


   Equity        Fully        Rising      Growth &                    Value
   Income       Managed     Dividends      Income       Growth        Equity
   Series        Series       Series       Series       Series        Series
------------  ------------ ------------ ------------ ------------  ------------
$263,848,882  $245,277,557 $613,068,883 $372,346,341 $478,226,352  $120,319,398
============  ============ ============ ============ ============  ============
$283,774,765  $266,554,814 $754,251,993 $410,048,949 $545,212,749  $142,785,687
   5,300,106     6,473,305          890      947,722       57,918         3,404
          --            --           --           --           --            --
     553,503       862,519   14,443,918      890,491   19,277,941     2,642,762
          --            --           --           --           --            --
          --            --           --           --           --            --
     500,250     1,654,697      615,638      314,811      113,961       123,904
         651            --           --           --       21,940            --
------------  ------------ ------------ ------------ ------------  ------------
 290,129,275   275,545,335  769,312,439  412,201,973  564,684,509   145,555,757
------------  ------------ ------------ ------------ ------------  ------------
      62,631     1,960,755    8,861,065      195,187    8,809,274     1,507,071
          --            --           --           --      558,082            --
          --        70,313           --           --           --            --
       4,447         4,005       10,461      114,705        5,616         2,046
------------  ------------ ------------ ------------ ------------  ------------
      67,078     2,035,073    8,871,526      309,892    9,372,972     1,509,117
------------  ------------ ------------ ------------ ------------  ------------
$290,062,197  $273,510,262 $760,440,913 $411,892,081 $555,311,537  $144,046,640
============  ============ ============ ============ ============  ============
$240,852,852  $232,997,665 $585,271,172 $349,320,473 $462,426,870  $123,765,229
   6,186,836     6,019,289    1,754,748    1,389,000     (440,023)    1,005,026
  23,096,707    13,229,687   32,231,883   23,370,109   26,896,376    (3,189,904)
  19,925,802    21,263,621  141,183,110   37,812,499   66,428,314    22,466,289
------------  ------------ ------------ ------------ ------------  ------------
$290,062,197  $273,510,262 $760,440,913 $411,892,081 $555,311,537  $144,046,640
============  ============ ============ ============ ============  ============
  21,220,901    16,517,424   30,785,311   23,897,076   29,213,093     8,207,337
============  ============ ============ ============ ============  ============
$      13.67  $      16.56 $      24.70 $      17.24 $      19.01  $      17.55
============  ============ ============ ============ ============  ============

                       See Notes to Financial Statements.

 Statements of Assets and Liabilities

                                 The GCG Trust

                           June 30, 1999 (Unaudited)

                                                                             Market     Mid-Cap         All-         Growth
                                                                Research    Manager      Growth        Growth     Opportunities
                                                                 Series      Series      Series        Series        Series
                                                              ------------ ---------- ------------  ------------  -------------
ASSETS:
Investments (Notes 1, 3 and 4):
 At identified cost........................................   $682,089,952 $3,209,989 $315,307,387  $ 91,908,677   $10,538,064
                                                              ============ ========== ============  ============   ===========
 At value (a)..............................................   $802,589,609 $7,068,827 $375,579,279  $107,037,546   $12,455,002
Cash, including foreign currency, at value.................        749,317     92,484       97,559            --       988,851
Receivables:
 Shares of beneficial interest sold........................             --         --           --            --            --
 Investment securities sold................................      5,610,200         --      728,977        16,003            --
 Receivable for forward foreign currency contracts (Note 1)..           --         --           --            --            --
 Receivable from Adviser...................................             --         --           --            --            --
 Dividends and/or interest.................................        319,132      3,599      189,733        17,976        11,972
Other assets...............................................          2,476         --           --            --         7,882
                                                              ------------ ---------- ------------  ------------   -----------
  Total Assets.............................................    809,270,734  7,164,910  376,595,548   107,071,525    13,463,707
                                                              ------------ ---------- ------------  ------------   -----------
LIABILITIES:
Payables:
 Investment securities purchased...........................      6,180,327         --    2,624,361       918,605       112,230
 Payable for forward foreign currency contracts (Note 1)...             --         --           --            --            --
Options written (Premiums received $194,382) (Note 1)......             --         --           --            --            --
Accrued expenses and other payables........................        161,774     18,066       99,755         1,512            --
                                                              ------------ ---------- ------------  ------------   -----------
  Total Liabilities........................................      6,342,101     18,066    2,724,116       920,117       112,230
                                                              ------------ ---------- ------------  ------------   -----------
NET ASSETS.................................................   $802,928,633 $7,146,844 $373,871,432  $106,151,408   $13,351,477
                                                              ============ ========== ============  ============   ===========
NET ASSETS consist of:
Paid-in Capital............................................   $662,445,388 $2,402,631 $279,782,598  $ 68,498,625   $11,477,769
Undistributed net investment income/(loss).................        114,228     60,795      (56,765)     (245,535)       36,452
Accumulated net realized gain/(loss) on securities, futures
 contracts, written options, forward foreign currency
 exchange contracts and foreign currency transactions......     19,913,921    824,580   33,873,707    22,769,449       (79,682)
Net unrealized appreciation/(depreciation) on securities,
 futures contracts, written options, forward foreign
 currency exchange contracts and other assets and
 liabilities denominated in foreign currencies.............    120,455,096  3,858,838   60,271,892    15,128,869     1,916,938
                                                              ------------ ---------- ------------  ------------   -----------
  Total Net Assets.........................................    802,928,633 $7,146,844 $373,871,432  $106,151,408   $13,351,477
                                                              ============ ========== ============  ============   ===========
Shares of beneficial interest outstanding..................     36,170,224    334,213   17,033,357     5,613,414     1,161,203
                                                              ============ ========== ============  ============   ===========
NET ASSET VALUE, offering price and redemption price per
 share of beneficial interest outstanding..................   $      22.20 $    21.38 $      21.95  $      18.91   $     11.50
                                                              ============ ========== ============  ============   ===========

-------------
(a) The All-Growth Series, Managed Global Series and the Emerging Market Series include repurchase agreements amounting to $6,276,398, $3,291,000 and $4,291,000, respectively.

                       See Notes to Financial Statements.

 Strategic     Capital       Small         Real         Hard        Managed     Developing    Emerging
  Equity     Appreciation     Cap         Estate       Assets        Global        World       Markets
  Series        Series       Series       Series       Series        Series       Series       Series
-----------  ------------ ------------  -----------  -----------  ------------  -----------  -----------
$79,996,022  $267,274,760 $164,449,400  $70,381,101  $38,493,582  $111,232,249  $23,484,141  $30,937,164
===========  ============ ============  ===========  ===========  ============  ===========  ===========
$93,590,866  $303,550,786 $214,172,954  $68,668,820  $39,238,272  $131,207,572  $26,070,380  $37,443,274
      1,462         3,562       67,627      130,576    1,624,006           457    1,683,462      100,959
         --            --           --           --       15,000            --           --           --
    136,634     4,341,953    4,711,225       31,959       74,650     3,978,964       30,235      658,441
         --            --           --           --           --        40,921           --           --
         --            --           --           --           --            --           --           --
     16,564        77,424       15,806      542,302       62,337       312,530       83,540      249,063
      2,092            --           --           --           --            --           --       11,346
-----------  ------------ ------------  -----------  -----------  ------------  -----------  -----------
 93,747,618   307,973,725  218,967,612   69,373,657   41,014,265   135,540,444   27,867,617   38,463,083
-----------  ------------ ------------  -----------  -----------  ------------  -----------  -----------
    210,708     4,368,149    1,393,377      208,434           --     4,213,401    1,022,778    1,232,697
         --            --           --           --           --            --           --           --
         --       141,312           --           --           --            --           --           --
      1,160         4,401        2,668        1,067          537        14,828       14,417          455
-----------  ------------ ------------  -----------  -----------  ------------  -----------  -----------
    211,868     4,513,862    1,396,045      209,501          537     4,228,229    1,037,195    1,233,152
-----------  ------------ ------------  -----------  -----------  ------------  -----------  -----------
$93,535,750  $303,459,863 $217,571,567  $69,164,156  $41,013,728  $131,312,215  $26,830,422  $37,229,931
===========  ============ ============  ===========  ===========  ============  ===========  ===========
$81,307,997  $217,621,755 $161,033,972  $66,324,936  $47,599,435  $ 90,827,858  $24,843,004  $50,167,890
    335,146       514,464     (460,435)   3,085,605      488,333      (335,567)     482,107      364,627
 (1,662,320)   48,994,548    7,274,476    1,465,896   (7,818,431)   20,816,225   (1,078,643) (19,769,023)
 13,554,927    36,329,096   49,723,554   (1,712,281)     744,391    20,003,699    2,583,954    6,466,437
-----------  ------------ ------------  -----------  -----------  ------------  -----------  -----------
$93,535,750  $303,459,863 $217,571,567  $69,164,156  $41,013,728  $131,312,215  $26,830,422  $37,229,931
===========  ============ ============  ===========  ===========  ============  ===========  ===========
  6,625,516    15,272,587   11,593,461    4,859,933    3,523,893     8,636,113    2,815,444    3,961,299
===========  ============ ============  ===========  ===========  ============  ===========  ===========
$     14.12  $      19.87 $      18.77  $     14.23  $     11.64  $      15.21  $      9.53  $      9.40
===========  ============ ============  ===========  ===========  ============  ===========  ===========

                       See Notes to Financial Statements.

 Statements of Operations


                                 The GCG Trust

               For the Six Months Ended June 30, 1999 (Unaudited)

                                            Limited      Global
                                Liquid     Maturity       Fixed        Total
                                Asset        Bond        Income       Return
                                Series      Series       Series       Series
                              ----------  -----------  -----------  -----------
INVESTMENT INCOME:
Dividends....................         --           --           --  $ 2,919,331
Interest..................... $7,002,969  $ 4,490,230  $   530,929    7,152,657
Foreign taxes withheld on
 dividend and interest
 income......................         --           --       (1,904)     (19,175)
Other income.................         --           --        6,311           --
                              ----------  -----------  -----------  -----------
  Total Investment Income....  7,002,969    4,490,230      535,336   10,052,813
                              ----------  -----------  -----------  -----------
EXPENSES:
Unified fees (Note 2)........    805,041      456,862      184,857    2,394,652
Trustees' fees and expenses
 (Note 2)....................      3,584        2,329          369        8,324
                              ----------  -----------  -----------  -----------
  Total Expenses.............    808,625      459,191      185,226    2,402,976
 Expenses Reimbursed by
  Advisor....................         --           --         (287)          --
                              ----------  -----------  -----------  -----------
 Net Expenses................    808,625      459,191      184,939    2,402,976
                              ----------  -----------  -----------  -----------
NET INVESTMENT
 INCOME/(LOSS)...............  6,194,344    4,031,039      350,397    7,649,837
                              ----------  -----------  -----------  -----------
NET REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
 (Notes 1 and 3):
Net realized gain/(loss)
 from:
 Security transactions.......       (316)    (976,015)     129,256    7,994,689
 Futures contracts...........         --           --           --           --
 Written options.............         --           --           --           --
 Long options................         --           --           --           --
 Forward foreign currency
  exchange contracts.........         --           --     (185,291)          --
 Foreign currency
  transactions...............         --           --      (18,346)      (1,772)
Net change in unrealized
 appreciation/(depreciation)
 on:
 Securities..................        270   (3,170,551)  (2,205,323)  11,813,188
 Futures contracts...........         --           --           --           --
 Written options.............         --           --           --           --
 Forward foreign currency
  exchange contracts.........         --           --      (25,006)      (3,780)
 Other assets and liabilities
  denominated in foreign
  currencies.................         --       91,256      (27,050)          --
                              ----------  -----------  -----------  -----------
 Net realized and unrealized
  gain/(loss) on
  investments................        (46)  (4,055,310)  (2,331,760)  19,802,325
                              ----------  -----------  -----------  -----------
NET INCREASE/(DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS.................. $6,194,298  $   (24,271) $(1,981,363) $27,452,162
                              ==========  ===========  ===========  ===========

                       See Notes to Financial Statements.


  Equity        Fully       Rising     Growth &                    Value
  Income       Managed     Dividends    Income       Growth       Equity
  Series       Series       Series      Series       Series       Series
-----------  -----------  ----------- -----------  -----------  -----------
$ 2,108,813  $ 2,810,404  $ 3,991,200 $ 1,619,745  $   575,828  $ 1,204,069
  2,955,438    3,062,118      243,220   1,178,319      756,204       78,059
         --       (6,008)          --     (10,174)          --      (13,327)
         --      118,103       10,195      11,129       39,678           --
-----------  -----------  ----------- -----------  -----------  -----------
  5,064,251    5,984,617    4,244,615   2,799,019    1,371,710    1,268,801
-----------  -----------  ----------- -----------  -----------  -----------
  1,346,621    1,201,107    3,174,244   1,810,904    1,806,117      620,452
      4,448        4,006       10,461       5,421        5,616        2,046
-----------  -----------  ----------- -----------  -----------  -----------
  1,351,069    1,205,113    3,184,705   1,816,325    1,811,733      622,498
         --           --           --          --           --           --
-----------  -----------  ----------- -----------  -----------  -----------
  1,351,069    1,205,113    3,184,705   1,816,325    1,811,733      622,498
-----------  -----------  ----------- -----------  -----------  -----------
  3,713,182    4,779,504    1,059,910     982,694     (440,023)     646,303
-----------  -----------  ----------- -----------  -----------  -----------
 18,020,407    8,187,986   24,041,554  35,508,442   41,473,929   (4,999,803)
         --           --           --          --           --           --
         --           --           --     119,793           --       20,850
         --     (391,610)          --          --           --           --
         --           --           --          --           --           --
         --      149,773           --       6,531           --           --
   (270,057)   8,827,440   51,338,774  (1,209,152)  21,645,052   16,915,985
         --           --           --          --           --           --
         --      (19,914)          --          --           --           --
         --           --           --          --           --           --
         --       (5,359)          --     110,082           --           --
-----------  -----------  ----------- -----------  -----------  -----------
 17,750,350   16,748,316   75,380,328  34,535,696   63,118,981   11,937,032
-----------  -----------  ----------- -----------  -----------  -----------
$21,463,532  $21,527,820  $76,440,238 $35,518,390  $62,678,958  $12,583,335
===========  ===========  =========== ===========  ===========  ===========



                       See Notes to Financial Statements.

 Statements of Operations

                                 The GCG Trust

               For the Six Months Ended June 30, 1999 (Unaudited)

                                            Market      Mid-Cap       All-         Growth
                               Research     Manager     Growth       Growth     Opportunities
                                Series      Series      Series       Series        Series
                              -----------  ---------  -----------  -----------  -------------
INVESTMENT INCOME:
Dividends...................  $ 2,678,060         --  $   179,904  $    42,631   $   73,270
Interest....................      545,313  $  86,239    1,042,379      172,188           --
Foreign taxes withheld on
 dividend and interest
 income.....................      (35,228)        --           --           --           --
Other income................           47     10,172        9,045           --        7,398
                              -----------  ---------  -----------  -----------   ----------
  Total Investment Income...    3,188,192     96,411    1,231,328      214,819       80,668
                              -----------  ---------  -----------  -----------   ----------
EXPENSES:
Unified fees (Note 2).......    3,063,127     35,502    1,327,193      458,841       59,952
Trustees' fees and expenses
 (Note 2) ..................       10,837        114        4,608        1,513          181
                              -----------  ---------  -----------  -----------   ----------
  Total Expenses............    3,073,964     35,616    1,331,801      460,354       60,133
 Expenses Reimbursed by
  Advisor...................           --         --           --           --           --
                              -----------  ---------  -----------  -----------   ----------
 Net Expenses...............    3,073,964     35,616    1,331,801      460,354       60,133
                              -----------  ---------  -----------  -----------   ----------
NET INVESTMENT
 INCOME/(LOSS)..............      114,228     60,795     (100,473)    (245,535)      20,535
                              -----------  ---------  -----------  -----------   ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCIES
 (Notes 1 and 3):
Net realized gain/(loss)
 from:
 Security transactions......   27,272,282    824,862   28,096,415   17,993,173      540,276
 Futures contracts..........           --         --           --           --           --
 Written options............           --         --           --           --           --
 Long options...............           --         --           --           --           --
 Forward foreign currency
  exchange contracts........           --         --           --           --           --
 Foreign currency
  transactions..............       13,595         --           --           --           --
Net change in unrealized
 appreciation/(depreciation)
 on:
 Securities.................   37,509,663   (348,063)  33,932,220    4,483,109    1,462,083
 Futures contracts..........           --         --           --           --           --
 Written options............           --         --           --           --           --
 Forward foreign currency
  exchange contracts........           --         --           --           --           --
 Other assets and
  liabilities denominated in
  foreign currencies........      (20,841)        --           --           --           --
                              -----------  ---------  -----------  -----------   ----------
 Net realized and unrealized
  gain/(loss) on
  investments...............   64,774,699    476,799   62,028,635   22,476,282    2,002,359
                              -----------  ---------  -----------  -----------   ----------
NET INCREASE/(DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS.................  $64,888,927  $ 537,594  $61,928,162  $22,230,747   $2,022,894
                              ===========  =========  ===========  ===========   ==========

                       See Notes to Financial Statements.

 Strategic      Capital        Small        Real        Hard       Managed    Developing   Emerging
   Equity     Appreciation      Cap        Estate      Assets      Global       World       Markets
   Series        Series       Series       Series      Series      Series       Series      Series
 ----------   ------------  -----------  ----------  ----------  -----------  ----------  -----------
 $  229,986   $  1,020,349  $   101,361  $1,984,139  $  409,418  $   576,975  $  306,622  $   426,826
    202,262        372,955      250,368      46,767      53,098       35,376          --       38,800
         --           (260)          --          --      (5,268)     (49,731)     (2,511)     (12,425)
     30,531             --        1,514       4,902       3,964        2,081       2,691      195,609
 ----------   ------------  -----------  ----------  ----------  -----------  ----------  -----------
    462,779      1,393,044      353,243   2,035,808     461,212      564,701     306,802      648,810
 ----------   ------------  -----------  ----------  ----------  -----------  ----------  -----------
    350,427      1,333,382      811,010     323,451     163,277      803,650     110,355      250,996
      1,160          4,401        2,668       1,067         538        2,057         198          455
 ----------   ------------  -----------  ----------  ----------  -----------  ----------  -----------
    351,587      1,337,783      813,678     324,518     163,815      805,707     110,553      251,451
         --             --           --          --          --           --          --           --
 ----------   ------------  -----------  ----------  ----------  -----------  ----------  -----------
    351,587      1,337,783      813,678     324,518     163,815      805,707     110,553      251,451
 ----------   ------------  -----------  ----------  ----------  -----------  ----------  -----------
    111,192         55,261     (460,435)  1,711,290     297,397     (241,006)    196,249      397,359
 ----------   ------------  -----------  ----------  ----------  -----------  ----------  -----------
   (911,873)    45,388,438   10,206,460    (111,280)    525,519   14,936,858     334,191    1,423,058
     74,402             --           --          --      19,939           --          --           --
         --             --           --          --          --           --          --           --
         --             --           --          --     (24,697)          --          --           --
         --             --           --          --      15,541       59,455          --      (55,399)
         --          1,787           --          --     (34,781)      (4,995)   (196,007)    (194,529)
  8,691,047    (18,839,035)  18,320,250   1,323,826   5,562,381   (5,526,600)  3,208,969    8,412,599
      4,305             --           --          --          --           --          --           --
         --         53,070           --          --          --           --          --           --
         --             --           --          --          --       39,845          --       45,387
         (5)            --           --          --      (6,602)     (16,594)      9,737      (10,159)
 ----------   ------------  -----------  ----------  ----------  -----------  ----------  -----------
  7,857,876     26,604,260   28,526,710   1,212,546   6,057,300    9,487,969   3,356,890    9,620,957
 ----------   ------------  -----------  ----------  ----------  -----------  ----------  -----------
 $7,969,068   $ 26,659,521  $28,066,275  $2,923,836  $6,354,697  $ 9,246,963  $3,553,139  $10,018,316
 ==========   ============  ===========  ==========  ==========  ===========  ==========  ===========

                       See Notes to Financial Statements.

 Statements of Changes in Net Assets

                                 The GCG Trust

               For the Six Months Ended June 30, 1999 (Unaudited)

                                               Limited       Global
                                 Liquid        Maturity       Fixed        Total
                                  Asset          Bond        Income        Return
                                 Series         Series       Series        Series
                              -------------  ------------  -----------  ------------
Operations:
 Net investment
  income/(loss).............  $   6,194,344  $  4,031,039  $   350,397  $  7,649,837
 Net realized gain/(loss) on
  securities, futures
  contracts, written
  options, forward foreign
  currency exchange
  contracts and foreign
  currency transactions.....           (316)     (976,015)     (74,381)    7,992,917
 Net change in unrealized
  appreciation/(depreciation)
  on securities, futures
  contracts, written
  options, forward foreign
  currency exchange
  contracts and other assets
  and liabilities
  denominated in foreign
  currencies................            270    (3,079,295)  (2,257,379)   11,809,408
                              -------------  ------------  -----------  ------------
 Net increase/(decrease) in
  net assets resulting from
  operations................      6,194,298       (24,271)  (1,981,363)   27,452,162
Distributions to
 shareholders from:
 Net investment income......     (6,194,344)           --           --            --
Capital Share Transactions:
 Shares sold................    754,108,765    53,516,655   13,438,516   138,293,395
 Shares issued as
  reinvestment of
  dividends.................      4,935,340            --           --            --
 Shares redeemed............   (623,565,492)  (19,498,822)  (9,102,338)   (5,863,999)
                              -------------  ------------  -----------  ------------
Net increase/(decrease) in
 net assets from shares of
 beneficial interest
 transactions...............    135,478,613    34,017,833    4,336,178   132,429,396
                              -------------  ------------  -----------  ------------
Net increase/(decrease) in
 net assets.................    135,478,567    33,993,562    2,354,815   159,881,558
NET ASSETS:
Beginning of period.........    211,729,820   148,426,167   21,932,007   453,092,864
                              -------------  ------------  -----------  ------------
End of period...............  $ 347,208,387  $182,419,729  $24,286,822  $612,974,422
                              =============  ============  ===========  ============
Undistributed net investment
 income/(loss)..............  $          --  $  5,192,775  $   195,357  $  8,890,034
                              =============  ============  ===========  ============
Transactions in Fund Shares:
 Shares sold................    754,108,765     5,009,960    1,257,864     8,610,690
 Shares issued as
  reinvestment of
  dividends.................      4,935,340            --           --            --
 Shares redeemed............   (623,565,491)   (1,827,308)    (854,781)     (364,737)
                              -------------  ------------  -----------  ------------
Net increase/(decrease).....    135,478,614     3,182,652      403,083     8,245,953
                              =============  ============  ===========  ============

                       See Notes to Financial Statements.


   Equity        Fully         Rising       Growth &                     Value
   Income       Managed      Dividends       Income        Growth        Equity
   Series        Series        Series        Series        Series        Series
------------  ------------  ------------  ------------  ------------  ------------
$  3,713,182  $  4,779,504  $  1,059,910  $    982,694  $   (440,023) $    646,303
  18,020,407     7,946,149    24,041,554    35,634,766    41,473,929    (4,978,953)
    (270,057)    8,802,167    51,338,774    (1,099,070)   21,645,052    16,915,985
------------  ------------  ------------  ------------  ------------  ------------
  21,463,532    21,527,820    76,440,238    35,518,390    62,678,958    12,583,335
          --            --            --            --            --            --
  17,647,514    21,636,115   131,494,234   106,415,696   340,997,680    21,186,472
          --            --            --            --            --            --
 (27,123,339)  (15,849,323)  (22,336,724)  (28,880,705)  (79,581,482)  (19,507,664)
------------  ------------  ------------  ------------  ------------  ------------
  (9,475,825)    5,786,792   109,157,510    77,534,991   261,416,198     1,678,808
------------  ------------  ------------  ------------  ------------  ------------
  11,987,707    27,314,612   185,597,748   113,053,381   324,095,156    14,262,143
 278,074,490   246,195,650   574,843,165   298,838,700   231,216,381   129,784,497
------------  ------------  ------------  ------------  ------------  ------------
$290,062,197  $273,510,262  $760,440,913  $411,892,081  $555,311,537  $144,046,640
============  ============  ============  ============  ============  ============
$  6,186,836  $  6,019,289  $  1,754,748  $  1,389,000  $   (440,023) $  1,005,026
============  ============  ============  ============  ============  ============
   1,348,304     1,380,300     5,643,425     6,554,517    18,908,013     1,217,131
          --            --            --            --            --            --
  (2,083,352)   (1,027,917)     (973,495)   (1,785,797)   (4,495,074)   (1,184,647)
------------  ------------  ------------  ------------  ------------  ------------
    (735,048)      352,383     4,669,930     4,768,720    14,412,939        32,484
============  ============  ============  ============  ============  ============

                       See Notes to Financial Statements.

 Statements of Changes in Net Assets

                                 The GCG Trust

               For the Six Months Ended June 30, 1999 (Unaudited)

                                              Market       Mid-Cap         All-         Growth
                                Research      Manager       Growth        Growth     Opportunities
                                 Series       Series+       Series       Series*        Series*
                              ------------  -----------  ------------  ------------  -------------
Operations:
 Net investment
  income/(loss).............  $    114,228  $    60,795  $   (100,473) $   (245,535)  $    20,535
 Net realized gain/(loss) on
  securities, futures
  contracts, written
  options, forward foreign
  currency exchange
  contracts and foreign
  currency transactions.....    27,285,877      824,862    28,096,415    17,993,173       540,276
 Net change in unrealized
  appreciation/(depreciation)
  on securities, futures
  contracts, written
  options, forward foreign
  currency exchange
  contracts and other assets
  and liabilities
  denominated in foreign
  currencies................    37,488,822     (348,063)   33,932,220     4,483,109     1,462,083
                              ------------  -----------  ------------  ------------   -----------
 Net increase/(decrease) in
  net assets resulting from
  operations................    64,888,927      537,594    61,928,162    22,230,747     2,022,894
Distributions to
 shareholders from:
 Net investment income......            --           --            --            --            --
Capital Share Transactions:
 Shares sold................   171,542,554           --   125,838,302    19,814,330     7,897,642
 Shares issued as
  reinvestment of
  dividends.................            --           --            --            --            --
 Shares redeemed............   (47,274,250)  (1,530,183)  (65,916,848)  (19,823,993)   (5,659,975)
                              ------------  -----------  ------------  ------------   -----------
Net increase/(decrease) in
 net assets from shares of
 beneficial interest
 transactions...............   124,268,304   (1,530,183)   59,921,454        (9,663)    2,237,667
                              ------------  -----------  ------------  ------------   -----------
Net increase/(decrease) in
 net assets.................   189,157,231     (992,589)  121,849,616    22,221,084     4,260,561
NET ASSETS:
Beginning of period.........   613,771,402    8,139,433   252,021,816    83,930,324     9,090,916
                              ------------  -----------  ------------  ------------   -----------
End of period...............  $802,928,633  $ 7,146,844  $373,871,432  $106,151,408   $13,351,477
                              ============  ===========  ============  ============   ===========
Undistributed net investment
 income/(loss)..............  $    114,228  $    60,795  $    (56,765) $   (245,535)  $    36,452
                              ============  ===========  ============  ============   ===========
Transactions in Fund Shares:
 Shares sold................     8,239,123           --     6,516,452     1,342,061       754,011
 Shares issued as
  reinvestment of
  dividends.................            --           --            --            --            --
 Shares redeemed............    (2,289,389)     (80,653)   (3,408,507)   (1,329,371)     (529,107)
                              ------------  -----------  ------------  ------------   -----------
Net increase/(decrease).....     5,949,734      (80,653)    3,107,945        12,690       224,904
                              ============  ===========  ============  ============   ===========

----------
* As of May 1, 1999, the Trust no longer accepts investments in the All-Growth Series and the Growth Opportunities Series.

                       See Notes to Financial Statements.

 Strategic       Capital        Small          Real          Hard        Managed      Developing     Emerging
   Equity      Appreciation      Cap          Estate        Assets        Global        World        Markets
   Series         Series        Series        Series        Series        Series        Series        Series
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------
$    111,192   $     55,261  $   (460,435) $  1,711,290  $    297,397  $   (241,006) $    196,249  $    397,359
    (837,471)    45,390,225    10,206,460      (111,280)      501,521    14,991,318       138,184     1,173,130
   8,695,347    (18,785,965)   18,320,250     1,323,826     5,555,779    (5,503,349)    3,218,706     8,447,827
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------
   7,969,068     26,659,521    28,066,275     2,923,836     6,354,697     9,246,963     3,553,139    10,018,316
          --             --            --            --            --            --            --            --
          --             --            --            --            --            --            --            --
  25,475,081     34,299,552    78,988,670    13,566,090    22,371,898    50,346,132    26,703,138    14,069,072
          --             --            --            --            --            --            --            --
 (13,169,012)   (20,812,702)  (37,179,824)  (17,237,153)  (18,242,820)  (62,358,668)  (12,222,823)  (12,885,688)
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------
  12,306,069     13,486,850    41,808,846    (3,671,063)    4,129,078   (12,012,536)   14,480,315     1,183,384
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------
  20,275,137     40,146,371    69,875,121      (747,227)   10,483,775    (2,765,573)   18,033,454    11,201,700
  73,260,613    263,313,492   147,696,446    69,911,383    30,529,953   134,077,788     8,796,968    26,028,231
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ 93,535,750   $303,459,863  $217,571,567  $ 69,164,156  $ 41,013,728  $131,312,215  $ 26,830,422  $ 37,229,931
============   ============  ============  ============  ============  ============  ============  ============
$    335,146   $    514,464  $   (460,435) $  3,085,605  $    488,333  $   (335,567) $    482,107  $    364,627
============   ============  ============  ============  ============  ============  ============  ============
   1,954,572      1,824,616     4,544,513       965,786     2,073,581     3,471,888     3,179,584     1,604,387
          --             --            --            --            --            --            --            --
  (1,042,939)    (1,111,207)   (2,165,976)   (1,252,456)   (1,729,745)   (4,287,799)   (1,557,675)   (1,539,376)
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------
     911,633        713,409     2,378,537      (286,670)      343,836      (815,911)    1,621,909        65,011
============   ============  ============  ============  ============  ============  ============  ============

                       See Notes to Financial Statements.

 Statements of Changes in Net Assets


                                 The GCG Trust

                     For the Year Ended December 31, 1998

                                               Limited        Global
                                 Liquid        Maturity       Fixed         Total        Multiple
                                  Asset          Bond         Income        Return      Allocation
                                 Series         Series       Series*       Series*        Series
                              -------------  ------------  ------------  ------------  ------------
Operations:
 Net investment
  income/(loss).............  $   6,680,411  $  4,812,514  $    174,306  $  4,279,676  $  9,775,332
 Net realized gain/(loss) on
  securities, futures
  contracts, written
  options, forward foreign
  currency exchange
  contracts and foreign
  currency transactions.....         (1,797)      245,793       (93,077)   (1,151,705)   21,152,198
 Net change in unrealized
  appreciation/(depreciation)
  on securities, futures
  contracts, written
  options, investments sold
  short, forward foreign
  currency exchange
  contracts and other assets
  and liabilities
  denominated in foreign
  currencies................           (270)      981,576     1,162,504    24,145,379    (9,697,386)
                              -------------  ------------  ------------  ------------  ------------
 Net increase/(decrease) in
  net assets resulting from
  operations................      6,678,344     6,039,883     1,243,733    27,273,350    21,230,144
Distributions to
 shareholders from:
 Net investment income......     (6,680,411)   (4,592,701)     (174,306)   (3,028,277)   (9,833,207)
 In excess of net investment
  income....................             --            --       (83,245)           --            --
 Net realized gains.........             --            --            --            --   (19,438,596)
 In excess of capital
  gains.....................             --            --            --            --            --
Capital Share Transactions:
 Shares issued upon
  consolidation.............     48,475,961    38,957,271    15,564,753   311,044,440            --
 Shares sold................    626,247,687    92,354,735    17,660,000   119,647,099    24,873,960
 Shares issued as
  reinvestment of
  dividends.................      6,713,421     4,594,890       257,551     3,001,719    29,271,803
 Shares redeemed............   (529,157,998)  (42,767,130)  (12,536,479)   (4,845,467)  (32,628,367)
                              -------------  ------------  ------------  ------------  ------------
Net increase/(decrease) in
 net assets from shares of
 beneficial interest
 transactions...............    152,279,071    93,139,766    20,945,825   428,847,791    21,517,396
                              -------------  ------------  ------------  ------------  ------------
Net increase/(decrease) in
 net assets.................    152,277,004    94,586,948    21,932,007   453,092,864    13,475,737
NET ASSETS:
Beginning of period.........     59,452,816    53,839,219           --            --    264,598,753
                              -------------  ------------  ------------  ------------  ------------
End of period...............  $ 211,729,820  $148,426,167  $ 21,932,007  $453,092,864  $278,074,490
                              =============  ============  ============  ============  ============
Undistributed net investment
 income/(loss)..............  $          --  $  1,161,736  $   (155,040) $  1,240,197  $  2,473,654
                              =============  ============  ============  ============  ============
Transactions in Fund Shares:
 Shares issued upon
  consolidation.............     48,481,812     3,694,955     1,485,968    20,909,077           --
 Shares sold................    626,247,687     7,380,066     1,573,242     7,912,653     1,826,179
 Shares issued as
  reinvestment of
  dividends.................      6,713,421       432,257        23,224       191,436     2,334,275
 Shares redeemed............   (529,157,998)   (2,830,765)   (1,119,052)     (334,518)   (2,422,779)
                              -------------  ------------  ------------  ------------  ------------
Net increase/(decrease).....    152,284,922     8,676,513     1,963,382    28,678,648     1,737,675
                              =============  ============  ============  ============  ============

-------------
+ As of March 6, 1995, The Trust no longer accepts investments in the Market
  Manager Series.
* The Global Fixed Income Series, Total Return Series, Growth and Income Series, Value + Growth Series, and Research Series commenced operations on August 14, 1998, respectively.

                      See Notes to Financial Statements.


   Fully         Rising       Growth &      Value +        Value                      Market
  Managed      Dividends       Income        Growth        Equity       Research     Manager
   Series        Series       Series*       Series*        Series       Series*      Series+
------------  ------------  ------------  ------------  ------------  ------------  ----------
$  5,911,618  $  2,905,740  $  1,697,079  $   (397,445) $  1,581,831  $    424,921  $  127,813
  17,323,306    19,244,423   (12,238,230)  (14,577,553)    2,204,365    (7,265,864)    208,771
 (12,166,269)   24,693,039    38,911,569    44,783,262    (2,973,867)   82,966,272   1,304,268
------------  ------------  ------------  ------------  ------------  ------------  ----------
  11,068,655    46,843,202    28,370,418    29,808,264       812,329    76,125,329   1,640,852
  (5,333,418)   (2,574,608)   (1,317,200)           --    (1,388,071)     (424,921)   (128,425)
          --            --            --            --            --      (189,329)         --
 (15,405,399)  (19,104,120)           --            --    (2,501,369)           --    (213,782)
          --            --            --            --            --            --        (282)
          --            --   225,438,123   149,396,501            --   391,978,647          --
  73,935,108   304,438,120    56,079,686    65,942,401    56,607,571   162,449,837          --
  20,738,817    21,678,728     1,314,569            --     3,889,440       595,142     342,488
  (8,794,799)  (28,628,951)  (11,046,896)  (13,930,785)   (7,683,469)  (16,763,303)   (292,468)
------------  ------------  ------------  ------------  ------------  ------------  ----------
  85,879,126   297,487,897   271,785,482   201,408,117    52,813,542   538,260,323      50,020
------------  ------------  ------------  ------------  ------------  ------------  ----------
  76,208,964   322,652,371   298,838,700   231,216,381    49,736,431   613,771,402   1,348,383
 169,986,686   252,190,794            --            --    80,048,066            --   6,791,050
------------  ------------  ------------  ------------  ------------  ------------  ----------
$246,195,650  $574,843,165  $298,838,700  $231,216,381  $129,784,497  $613,771,402  $8,139,433
============  ============  ============  ============  ============  ============  ==========
$  1,239,785  $    694,837  $    406,306  $         --  $    358,723  $         --          --
============  ============  ============  ============  ============  ============  ==========
          --            --    15,829,527    10,963,565            --    22,082,990          --
   4,521,295    13,882,960     4,028,631     4,889,604     3,450,964     9,097,545          --
   1,377,079       974,325        85,696            --       247,893        29,772      18,054
    (537,671)   (1,327,846)     (815,498)   (1,053,015)     (487,517)     (989,817)    (15,632)
------------  ------------  ------------  ------------  ------------  ------------  ----------
   5,360,703    13,529,439    19,128,356    14,800,154     3,211,340    30,220,490       2,422
============  ============  ============  ============  ============  ============  ==========



                       See Notes to Financial Statements.

 Statements of Changes in Net Assets


                                 The GCG Trust

                      For the Year Ended December 31, 1998

                                Mid-Cap         All-         Growth      Strategic     Capital
                                 Growth        Growth     Opportunities   Equity     Appreciation
                                Series*        Series        Series*      Series        Series
                              ------------  ------------  ------------- -----------  ------------
Operations:
 Net investment
  income/(loss).............  $    114,842  $   (380,854)  $    71,145  $   920,850  $  2,119,090
 Net realized gain/(loss) on
  securities, futures
  contracts, written
  options, forward foreign
  currency exchange
  contracts and foreign
  currency transactions.....     7,139,551     6,801,674      (619,950)   1,514,102    13,189,628
 Net change in unrealized
  appreciation/(depreciation)
  on securities, futures
  contracts, written
  options, investments sold
  short, forward foreign
  currency exchange
  contracts and other assets
  and liabilities
  denominated in foreign
  currencies................    26,339,672       732,283       454,855   (2,467,677)   10,657,145
                              ------------  ------------   -----------  -----------  ------------
 Net increase/(decrease) in
  net assets resulting from
  operations................    33,594,065     7,153,103       (93,950)     (32,725)   25,965,863
Distributions to
 shareholders from:
 Net investment income......       (71,134)           --       (55,236)    (857,830)   (1,985,719)
 In excess of net investment
  income....................            --            --            --           --            --
 Net realized gains.........    (1,362,260)     (482,429)           --   (3,147,571)  (21,481,203)
 In excess of capital
  gains.....................            --            --            --     (768,811)           --
Capital Share Transactions:
 Shares issued upon
  consolidation.............   169,854,219            --            --           --            --
 Shares sold................    68,050,467    17,212,183    14,853,619   27,135,472    63,842,885
 Shares issued as
  reinvestment of
  dividends.................     1,429,200       482,429        55,236    4,774,212    23,466,922
 Shares redeemed............   (19,472,741)  (14,291,443)   (5,668,753)  (5,630,659)  (20,480,864)
                              ------------  ------------   -----------  -----------  ------------
Net increase/(decrease) in
 net assets from shares of
 beneficial interest
 transactions...............   219,861,145     3,403,169     9,240,102   26,279,025    66,828,943
                              ------------  ------------   -----------  -----------  ------------
 Net increase/(decrease) in
  net assets................   252,021,816    10,073,843     9,090,916   21,472,088    69,327,884
NET ASSETS:
Beginning of period.........            --    73,856,481            --   51,788,525   193,985,608
                              ------------  ------------   -----------  -----------  ------------
End of period...............  $252,021,816  $ 83,930,324   $ 9,090,916  $73,260,613  $263,313,492
                              ============  ============   ===========  ===========  ============
Undistributed net investment
 income/(loss)..............  $     43,708  $         --   $    15,917  $   223,959  $    459,203
                              ============  ============   ===========  ===========  ============
Transactions in Fund Shares:
 Shares issued upon
  consolidation.............    10,833,373            --            --           --            --
 Shares sold................     4,348,959     1,274,223     1,527,372    1,951,428     3,374,720
 Shares issued as
  reinvestment of
  dividends.................        81,762        33,807         5,845      383,471     1,308,808
 Shares redeemed............    (1,338,682)   (1,069,193)     (596,918)    (420,675)   (1,113,005)
                              ------------  ------------   -----------  -----------  ------------
Net increase/(decrease).....    13,925,412       238,837       936,299    1,914,224     3,570,523
                              ============  ============   ===========  ===========  ============

-------------
* The Growth Opportunities Series and Developing World Series commenced operations on February 18, 1998, respectively. The Mid-Cap Growth Series commenced operations on August 14, 1998.

                       See Notes to Financial Statements.

   Small           Real          Hard        Managed     Developing     Emerging
    Cap           Estate        Assets        Global        World       Markets
   Series         Series        Series        Series       Series*       Series
------------   ------------  ------------  ------------  -----------  ------------
$   (299,861)  $  3,976,536  $    753,907  $   (200,950) $    37,668  $    264,799
   1,277,047      3,671,935    (6,237,915)   11,285,119     (965,087)  (10,235,843)
  20,807,299    (19,233,132)   (7,457,697)   19,156,582     (634,752)    1,111,863
------------   ------------  ------------  ------------  -----------  ------------
  21,784,485    (11,584,661)  (12,941,705)   30,240,751   (1,562,171)   (8,859,181)
          --     (2,940,340)     (738,546)     (436,006)        (817)           --
          --             --            --          (391)      (2,733)           --
          --     (6,743,350)   (2,062,110)   (5,137,434)          --            --
          --             --            --            --           --            --
          --             --            --            --           --            --
  72,810,460     22,838,788    22,317,164    49,773,384   13,236,980     4,829,405
          --      9,683,690     2,800,656     5,573,832        3,550            --
 (13,294,050)   (16,872,712)  (25,074,108)  (51,238,921)  (2,877,841)   (9,378,128)
------------   ------------  ------------  ------------  -----------  ------------
  59,516,410     15,649,766        43,712     4,108,295   10,362,689    (4,548,723)
------------   ------------  ------------  ------------  -----------  ------------
  81,300,895     (5,618,585)  (15,698,649)   28,775,215    8,796,968   (13,407,904)
  66,395,551     75,529,968    46,228,602   105,302,573           --    39,436,135
------------   ------------  ------------  ------------  -----------  ------------
$147,696,446   $ 69,911,383  $ 30,529,953  $134,077,788  $ 8,796,968  $ 26,028,231
============   ============  ============  ============  ===========  ============
$         --   $  1,374,315  $    190,936  $    (94,561) $   285,858  $    (32,732)
============   ============  ============  ============  ===========  ============
          --             --            --            --           --            --
   5,146,630      1,326,791     1,843,131     3,771,249    1,565,640       598,485
          --        728,645       298,259       399,558          484            --
    (944,398)    (1,042,917)   (2,033,543)   (3,908,600)    (372,589)   (1,183,502)
------------   ------------  ------------  ------------  -----------  ------------
   4,202,232      1,012,519       107,847       262,207    1,193,535      (585,017)
============   ============  ============  ============  ===========  ============

                       See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                             Liquid Asset Series*

    For a share of beneficial interest outstanding throughout each period.

                          Six Months
                             Ended        Year      Year      Year      Year      Year
                            6/30/99      Ended     Ended     Ended     Ended     Ended
                          (Unaudited)   12/31/98  12/31/97  12/31/96  12/31/95  12/31/94
                          -----------   --------  --------  --------  --------  --------
Net asset value,
 beginning of period....   $   1.00     $   1.00  $  1.00   $  1.00   $  1.00   $  1.00
                           --------     --------  -------   -------   -------   -------
Income from investment
 operations:
Net investment income...      0.022        0.050    0.050     0.049     0.054     0.040
                           --------     --------  -------   -------   -------   -------
Less Distributions:
Dividends from net
 investment income......     (0.022)      (0.050)  (0.050)   (0.049)   (0.054)   (0.040)
                           --------     --------  -------   -------   -------   -------
Net asset value, end of
 period.................   $   1.00     $   1.00  $  1.00   $  1.00   $  1.00   $  1.00
                           ========     ========  =======   =======   =======   =======
Total return............       2.20%++      5.13%    5.07%     5.01%     5.51%     3.89%
                           ========     ========  =======   =======   =======   =======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......   $347,208     $211,730  $59,453   $39,096   $38,589   $46,122
Ratio of operating
 expenses to average net
 assets.................       0.57%+       0.59%    0.61%     0.61%     0.61%     0.61%
Ratio of net investment
 income to average net
 assets.................       4.39%+       4.92%    4.99%     4.89%     5.39%     3.89%

----------
* On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From August 13, 1996 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Managers.
+ Annualized
++Non-annualized

                      See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                         Limited Maturity Bond Series*

     For a share of beneficial interest outstanding throughout each period.

                          Six Months
                             Ended        Year      Year      Year      Year      Year
                            6/30/99      Ended      Ended     Ended    Ended     Ended
                          (Unaudited)   12/31/98  12/31/97# 12/31/96# 12/31/95  12/31/94
                          -----------   --------  --------- --------- --------  --------
Net asset value,
 beginning of period....   $  10.68     $  10.31   $ 10.43   $ 11.15  $  9.98   $ 10.62
                           --------     --------   -------   -------  -------   -------
Income/(loss) from
 investment operations:
Net investment income...       0.22         0.24      0.60      0.59     0.60      0.51
Net realized and
 unrealized gain/(loss)
 on investments and
 foreign currencies.....      (0.22)        0.47      0.09     (0.13)    0.57     (0.64)
                           --------     --------   -------   -------  -------   -------
Total from investment
 operations.............       0.00         0.71      0.69      0.46     1.17     (0.13)
                           --------     --------   -------   -------  -------   -------
Less Distributions:
Dividends from net
 investment income......         --        (0.34)    (0.81)    (1.15)      --     (0.51)
Distributions from
 capital gains..........         --           --        --     (0.03)      --        --
                           --------     --------   -------   -------  -------   -------
Total distributions.....         --        (0.34)    (0.81)    (1.18)      --     (0.51)
                           --------     --------   -------   -------  -------   -------
Net asset value, end of
 period.................   $  10.68     $  10.68   $ 10.31   $ 10.43  $ 11.15   $  9.98
                           ========     ========   =======   =======  =======   =======
Total return............       0.00%++      6.86%     6.67%     4.32%   11.72%    (1.19)%
                           ========     ========   =======   =======  =======   =======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......   $182,420     $148,426   $53,839   $81,317  $90,081   $72,213
Ratio of operating
 expenses to average net
 assets.................       0.57%+       0.60%     0.61%     0.61%    0.61%     0.60%
Ratio of net investment
 income to average net
 assets.................       5.05%+       5.15%     5.71%     5.33%    5.58%     4.73%
Portfolio turnover
 rate...................         90%++        52%       81%      250%     302%      209%

----------
* On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From August 13, 1996 to January 1, 1998, Equitable Investment Series Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Managers.
+ Annualized
++Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                           Global Fixed Income Series

     For a share of beneficial interest outstanding throughout each period.

                                                     Six Months
                                                        Ended        Period
                                                       6/30/99       Ended
                                                     (Unaudited)   12/31/98*#
                                                     -----------   ----------
Net asset value, beginning of period................   $ 11.17      $ 10.47
                                                       -------      -------
Income/(loss) from investment operations:
Net investment income...............................      0.16         0.09
Net realized and unrealized gain/(loss) on
 investments and foreign currencies.................     (1.07)        0.74
                                                       -------      -------
Total from investment operations....................     (0.91)        0.83
                                                       -------      -------
Less Distributions:
Dividends from net investment income................        --        (0.09)
Dividends in excess of net investment income........        --        (0.04)
Distributions from capital gains....................        --           --
                                                       -------      -------
Total distributions.................................        --        (0.13)
                                                       -------      -------
Net asset value, end of period......................   $ 10.26      $ 11.17
                                                       =======      =======
Total return........................................     (8.15)%++     7.99%++
                                                       =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)................   $24,287      $21,932
Ratio of operating expenses to average net assets...      1.60%+       1.74%+
Ratio of net investment income to average net
 assets.............................................      3.03%+       2.37%+
Portfolio turnover rate.............................        38%++        25%++

----------
* The Global Fixed Income Series commenced operations on August 14, 1998. + Annualized
++Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                              Total Return Series

     For a share of beneficial interest outstanding throughout each period.

                                                     Six Months
                                                        Ended        Period
                                                       6/30/99       Ended
                                                     (Unaudited)   12/31/98*#
                                                     -----------   ----------
Net asset value, beginning of period...............   $  15.80      $  14.88
                                                      --------      --------
Income from investment operations:
Net investment income..............................       0.20          0.17
Net realized and unrealized gain on investments and
 foreign currencies................................       0.60          0.86
                                                      --------      --------
Total from investment operations...................       0.80          1.03
                                                      --------      --------
Less Distributions:
Dividends from net investment income...............         --         (0.11)
                                                      --------      --------
Net asset value, end of period.....................   $  16.60      $  15.80
                                                      ========      ========
Total return.......................................       5.06%++       6.90%++
                                                      ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)...............   $612,974      $453,093
Ratio of operating expenses to average net assets..       0.92%+        0.98%+
Ratio of net investment income to average net
 assets............................................       2.92%+        2.95%+
Portfolio turnover rate............................         62%++         37%++

----------
* The Total Return Series commenced operations on August 14, 1998.
+ Annualized
++Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                             Equity Income Series*

     For a share of beneficial interest outstanding throughout each period.

                          Six Months
                             Ended        Year      Year      Year      Year      Year
                            6/30/99      Ended     Ended     Ended     Ended     Ended
                          (Unaudited)   12/31/98  12/31/97  12/31/96  12/31/95  12/31/94
                          -----------   --------  --------  --------  --------  --------
Net asset value,
 beginning of period....   $  12.67     $  13.09  $  12.41  $  12.52  $  11.33  $  11.89
                           --------     --------  --------  --------  --------  --------
Income/(loss) from
 investment operations:
Net investment income...       0.18         0.49      0.57      0.56      0.58      0.42
Net realized and
 unrealized gain/(loss)
 on investments and
 foreign currencies.....       0.82         0.58      1.58      0.52      1.56     (0.56)
                           --------     --------  --------  --------  --------  --------
Total from investment
 operations.............       1.00         1.07      2.15      1.08      2.14     (0.14)
                           --------     --------  --------  --------  --------  --------
Less Distributions:
Dividends from net
 investment income......         --        (0.50)    (0.55)    (0.58)    (0.45)    (0.42)
Distributions from
 capital gains..........         --        (0.99)    (0.92)    (0.61)    (0.50)       --
                           --------     --------  --------  --------  --------  --------
Total distributions.....         --        (1.49)    (1.47)    (1.19)    (0.95)    (0.42)
                           --------     --------  --------  --------  --------  --------
Net asset value, end of
 period.................   $  13.67     $  12.67  $  13.09  $  12.41  $  12.52  $  11.33
                           ========     ========  ========  ========  ========  ========
Total return............       7.89%++      8.26%    17.44%     8.77%    18.93%    (1.18)%
                           ========     ========  ========  ========  ========  ========
Ratios to average net
 assets/supplemental data:
Net assets, end of
 period (in 000's)......   $290,062     $278,074  $264,599  $272,791  $307,691  $299,392
Ratio of operating
 expenses to average net
 assets.................       0.97%+       0.98%     0.99%     1.00%     1.01%     1.00%
Ratio of net investment
 income to average net
 assets.................       2.67%+       3.63%     3.88%     3.86%     4.42%     3.56%
Portfolio turnover
 rate...................        109%++        61%       79%      158%      187%      291%

----------
* Since March 1, 1999, T. Rowe Price Associates, Inc. has served as the Portfolio Manager of the Series. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Multiple Allocation Series to the Equity Income Series.
+ Annualized
++Non-annualized

                       See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                             Fully Managed Series*

     For a share of beneficial interest outstanding throughout each period.

                          Six Months
                             Ended        Year      Year      Year      Year      Year
                            6/30/99      Ended     Ended     Ended     Ended     Ended
                          (Unaudited)   12/31/98  12/31/97  12/31/96  12/31/95  12/31/94
                          -----------   --------  --------  --------  --------  --------
Net asset value,
 beginning of period....   $  15.23     $  15.73  $  14.82  $  13.79  $  11.70  $ 12.99
                           --------     --------  --------  --------  --------  -------
Income/(loss) from
 investment operations:
Net investment income...       0.29         0.36      0.39      0.56      0.45     0.35
Net realized and
 unrealized gain/(loss)
 on investments and
 foreign currencies.....       1.04         0.55      1.86      1.69      1.98    (1.29)
                           --------     --------  --------  --------  --------  -------
Total from investment
 operations.............       1.33         0.91      2.25      2.25      2.43    (0.94)
                           --------     --------  --------  --------  --------  -------
Less Distributions:
Dividends from net
 investment income......         --        (0.36)    (0.41)    (0.56)    (0.34)   (0.35)
Distributions from
 capital gains..........         --        (1.05)    (0.93)    (0.66)       --       --
                           --------     --------  --------  --------  --------  -------
Total distributions.....         --        (1.41)    (1.34)    (1.22)    (0.34)   (0.35)
                           --------     --------  --------  --------  --------  -------
Net asset value, end of
 period.................   $  16.56     $  15.23  $  15.73  $  14.82  $  13.79  $ 11.70
                           ========     ========  ========  ========  ========  =======
Total return............       8.73%++      5.89%    15.27%    16.36%    20.80%   (7.27)%
                           ========     ========  ========  ========  ========  =======
Ratios to average net
 assets/supplemental data:
Net assets, end of
 period (in 000's)......   $273,510     $246,196  $169,987  $136,660  $118,589  $99,854
Ratio of operating
 expenses to average net
 assets.................       0.97%+       0.98%     0.99%     1.00%     1.01%    1.00%
Ratio of net investment
 income to average net
 assets.................       3.83%+       2.83%     2.67%     3.83%     3.41%    2.62%
Portfolio turnover
 rate...................         19%++        44%       48%       45%      113%      66%

----------
* Since January 1, 1995, T. Rowe Price Associates, Inc. has served as Portfolio Manager for the Fully Managed Series. Prior to that date, a different firm served as Portfolio Manager.
+ Annualized
++Non-annualized

                       See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                            Rising Dividends Series

     For a share of beneficial interest outstanding throughout each period.

                          Six Months
                             Ended        Year      Year      Year       Year      Year
                            6/30/99      Ended     Ended      Ended     Ended     Ended
                          (Unaudited)   12/31/98  12/31/97  12/31/96#  12/31/95  12/31/94
                          -----------   --------  --------  ---------  --------  --------
Net asset value,
 beginning of period....   $  22.01     $  20.04  $  15.81  $  13.30   $ 10.22   $ 10.30
                           --------     --------  --------  --------   -------   -------
Income/(loss) from
 investment operations:
Net investment income...       0.03         0.10      0.14      0.14      0.13      0.14
Net realized and
 unrealized gain/(loss)
 on investments and
 foreign currencies.....       2.66         2.74      4.57      2.61      3.04     (0.08)
                           --------     --------  --------  --------   -------   -------
Total from investment
 operations.............       2.69         2.84      4.71      2.75      3.17      0.06
                           --------     --------  --------  --------   -------   -------
Less Distributions:
Dividends from net
 investment income......         --        (0.10)    (0.13)    (0.13)    (0.09)    (0.14)
Distributions from
 capital gains..........         --        (0.77)    (0.35)    (0.11)       --        --
                           --------     --------  --------  --------   -------   -------
Total distributions.....         --        (0.87)    (0.48)    (0.24)    (0.09)    (0.14)
                           --------     --------  --------  --------   -------   -------
Net asset value, end of
 period.................   $  24.70     $  22.01  $  20.04  $  15.81   $ 13.30   $ 10.22
                           ========     ========  ========  ========   =======   =======
Total return............      12.22%++     14.13%    29.82%    20.65%    31.06%     0.59%
                           ========     ========  ========  ========   =======   =======
Ratios to average net
 assets/supplemental data:
Net assets, end of
 period (in 000's)......   $760,441     $574,843  $252,191  $126,239   $81,210   $50,712
Ratio of operating
 expenses to average net
 assets.................       0.97%+       0.98%     0.99%     1.00%     1.01%     1.00%
Ratio of net investment
 income to average net
 assets.................       0.32%+       0.72%     0.96%     0.99%     1.24%     1.88%
Portfolio turnover
 rate...................         21%++        34%       26%       15%       43%       26%

----------
+ Annualized
++Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                            Growth & Income Series**

     For a share of beneficial interest outstanding throughout each period.

                                                     Six Months
                                                        Ended        Period
                                                       6/30/99       Ended
                                                     (Unaudited)   12/31/98*#
                                                     -----------   ----------
Net asset value, beginning of period...............   $  15.62      $  14.24
                                                      --------      --------
Income from investment operations:
Net investment income..............................       0.04          0.09
Net realized and unrealized gain on investments and
 foreign currencies................................       1.58          1.36
                                                      --------      --------
Total from investment operations...................       1.62          1.45
                                                      --------      --------
Less Distributions:
Dividends from net investment income...............         --         (0.07)
                                                      --------      --------
Net asset value, end of period.....................   $  17.24      $  15.62
                                                      ========      ========
Total return.......................................      10.37%++      10.19%++
                                                      ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)...............   $411,892      $298,839
Ratio of operating expenses to average net assets..       1.06%+        1.08%+
Ratio of net investment income to average net
 assets............................................       0.58%+        1.86%+
Portfolio turnover rate............................        144%++         92%++

----------
 * The Growth & Income Series commenced operations on August 14, 1998.
** Since March 1, 1999, Alliance Capital Management, Inc. has served as the
   Portfolio Manager for the Growth & Income Series. Prior to that date, a different firm served as Portfolio Manager.
 + Annualized
 ++Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                                Growth Series**

    For a share of beneficial interest outstanding throughout each period.

                                                     Six Months
                                                        Ended        Period
                                                       6/30/99       Ended
                                                     (Unaudited)   12/31/98*#
                                                     -----------   ----------
Net asset value, beginning of period...............   $  15.62      $  13.63
                                                      --------      --------
Income/(loss) from investment operations:
Net investment loss................................      (0.02)        (0.03)
Net realized and unrealized gain on investments and
 foreign currencies................................       3.41          2.02
                                                      --------      --------
Total from investment operations...................       3.39          1.99
                                                      --------      --------
Net asset value, end of period.....................   $  19.01      $  15.62
                                                      ========      ========
Total return.......................................      21.70%++      14.60%++
                                                      ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)...............   $555,312      $231,216
Ratio of operating expenses to average net assets..       1.02%+        1.09%+
Ratio of net investment loss to average net
 assets............................................      (0.25)%+      (0.58)%+
Portfolio turnover rate............................         95%++         88%++

----------
 * The Growth Series commenced operations on August 14, 1998.
** Since March 1, 1999, Janus Capital Corporation has served as Portfolio
   Manager for the Growth Series. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Value + Growth Series to the Growth Series.
 + Annualized
 ++Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                      See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                              Value Equity Series

     For a share of beneficial interest outstanding throughout each period.

                          Six Months
                             Ended        Year      Year      Year      Year
                            6/30/99      Ended     Ended     Ended      Ended
                          (Unaudited)   12/31/98  12/31/97  12/31/96  12/31/95*
                          -----------   --------  --------  --------  ---------
Net asset value,
 beginning of period....   $  15.88     $  16.13  $ 13.92   $ 13.18    $ 10.00
                           --------     --------  -------   -------    -------
Income from investment
 operations:
Net investment income...       0.08         0.19     0.16      0.22       0.08
Net realized and
 unrealized gain on
 investments and foreign
 currencies.............       1.59         0.06     3.63      1.18       3.44
                           --------     --------  -------   -------    -------
Total from investment
 operations.............       1.67         0.25     3.79      1.40       3.52
                           --------     --------  -------   -------    -------
Less Distributions:
Dividends from net
 investment income......         --        (0.18)   (0.18)    (0.19)     (0.06)
Distributions from
 capital gains..........         --        (0.32)   (1.40)    (0.47)     (0.28)
                           --------     --------  -------   -------    -------
Total distributions.....         --        (0.50)   (1.58)    (0.66)     (0.34)
                           --------     --------  -------   -------    -------
Net asset value, end of
 period.................   $  17.55     $  15.88  $ 16.13   $ 13.92    $ 13.18
                           ========     ========  =======   =======    =======
Total return............      10.52%++      1.55%   27.28%    10.62%     35.21%++
                           ========     ========  =======   =======    =======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......   $144,047     $129,784  $80,048   $44,620    $28,830
Ratio of operating
 expenses to average net
 assets.................       0.97%+       0.98%    0.99%     1.00%      1.01%+
Ratio of net investment
 income to average net
 assets.................       1.01%+       1.49%    1.31%     1.80%      1.53%+
Portfolio turnover
 rate...................         38%++       124%     128%      131%        86%++

----------
* The Value Equity Series commenced operations on January 3, 1995.
+ Annualized
++Non-annualized

                       See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                                Research Series

     For a share of beneficial interest outstanding throughout each period.

                                                     Six Months
                                                        Ended        Period
                                                       6/30/99       Ended
                                                     (Unaudited)   12/31/98*#
                                                     -----------   ----------
Net asset value, beginning of period...............   $  20.31      $  17.75
                                                      --------      --------
Income from investment operations:
Net investment income..............................       0.00##        0.02
Net realized and unrealized gain on investments and
 foreign currencies................................       1.89          2.56
                                                      --------      --------
Total from investment operations...................       1.89          2.58
                                                      --------      --------
Less Distributions:
Dividends from net investment income...............         --         (0.01)
Distributions in excess of net investment income...         --         (0.01)
                                                      --------      --------
Total distributions................................         --         (0.02)
                                                      --------      --------
Net asset value, end of period.....................   $  22.20      $  20.31
                                                      ========      ========
Total return.......................................       9.31%++      14.54%++
                                                      ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)...............   $802,929      $613,771
Ratio of operating expenses to average net
 assets............................................       0.92%+        0.94%+
Ratio of net investment income to average net
 assets............................................       0.30%+        0.23%+
Portfolio turnover rate............................         48%++         35%++

----------
 * The Research Series commenced operations on August 14, 1998.
 + Annualized
 ++Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
## Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                            Market Manager Series**

    For a share of beneficial interest outstanding throughout each period.

                          Six Months
                             Ended       Year     Year     Year     Year    Period
                            6/30/99     Ended    Ended    Ended    Ended     Ended
                          (Unaudited)  12/31/98 12/31/97 12/31/96 12/31/95 12/31/94*
                          -----------  -------- -------- -------- -------- ---------
Net asset value,
 beginning of period....    $19.62      $16.47   $13.22   $12.03   $10.02   $10.00
                            ------      ------   ------   ------   ------   ------
Income from investment
 operations:
Net investment income...      0.18        0.32     0.36     0.46     0.37     0.02
Net realized and
 unrealized gain on
 investments and foreign
 currencies.............      1.58        3.69     4.11     1.89     2.06     0.02
                            ------      ------   ------   ------   ------   ------
Total from investment
 operations.............      1.76        4.01     4.47     2.35     2.43     0.04
                            ------      ------   ------   ------   ------   ------
Less Distributions:
Dividends from net
 investment income......        --       (0.32)   (0.36)   (0.46)   (0.37)   (0.02)
Distributions from
 capital gains..........        --       (0.54)   (0.86)   (0.70)   (0.05)      --
Distributions in excess
 of capital gains.......        --        0.00#      --       --       --       --
                            ------      ------   ------   ------   ------   ------
Total distributions.....        --       (0.86)   (1.22)   (1.16)   (0.42)   (0.02)
                            ------      ------   ------   ------   ------   ------
Net asset value, end of
 period.................    $21.38      $19.62   $16.47   $13.22   $12.03   $10.02
                            ======      ======   ======   ======   ======   ======
Total return............      8.97%++    24.55%   33.82%   19.40%   24.33%    0.44%++
                            ======      ======   ======   ======   ======   ======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......    $7,147      $8,139   $6,791   $5,585   $5,952   $2,754
Ratio of operating
 expenses to average net
 assets.................      1.00%+      1.01%    1.01%    1.02%    0.89%      --
Decrease reflected in
 above expense ratio due
 to expense
 limitations............        --          --       --       --     0.13%    0.13%++
Ratio of net investment
 income to average net
 assets.................      1.71%+      1.78%    2.19%    3.06%    3.42%    0.65%++
Portfolio turnover
 rate...................        --          --       --       --        5%      --

----------
 * The Market Manager Series commenced operations on November 14, 1994.
** On January 2, 1998, ING Investment Management, LLC ("IIM") became the
   Portfolio Manager of the Series. From March 3, 1997 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to March 3, 1997, the Series had been advised by other Portfolio Managers.
 + Annualized
 ++Non-annualized
 # Amount represents less than $0.01 per share.

                      See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                             Mid-Cap Growth Series

     For a share of beneficial interest outstanding throughout each period.

                                                     Six Months
                                                        Ended        Period
                                                       6/30/99       Ended
                                                     (Unaudited)   12/31/98*#
                                                     -----------   ----------
Net asset value, beginning of period...............   $  18.10      $  15.68
                                                      --------      --------
Income/(loss) from investment operations:
Net investment income/(loss).......................      (0.01)         0.01
Net realized and unrealized gain/(loss) on
 investments and foreign currencies................       3.86          2.52
                                                      --------      --------
Total from investment operations...................       3.85          2.53
                                                      --------      --------
Less Distributions:
Dividends from net investment income...............         --         (0.01)
Distributions from capital gains...................         --         (0.10)
                                                      --------      --------
Total distributions................................         --         (0.11)
                                                      --------      --------
Net asset value, end of period.....................   $  21.95      $  18.10
                                                      ========      ========
Total return.......................................      21.27%++      16.12%++
                                                      ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)...............   $373,871      $252,022
Ratio of operating expenses to average net assets..       0.92%+        0.95%+
Ratio of net investment income/(loss) to average
 net assets........................................      (0.07)%+       0.15%+
Portfolio turnover rate............................         73%++         55%++

----------
* The Mid-Cap Growth Series commenced operations on August 14, 1998.
+ Annualized
++Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                               All-Growth Series*

     For a share of beneficial interest outstanding throughout each period.

                          Six Months
                             Ended        Year       Year       Year       Year      Year
                            6/30/99      Ended      Ended      Ended      Ended     Ended
                          (Unaudited)   12/31/98   12/31/97   12/31/96   12/31/95  12/31/94
                          -----------   --------   --------   --------   --------  --------
Net asset value,
 beginning of period....   $  14.99     $ 13.77    $ 13.39    $ 13.78    $ 11.86   $ 13.42
                           --------     -------    -------    -------    -------   -------
Income/(loss) from
 investment operations:
Net investment
 income/(loss)..........      (0.04)      (0.07)     (0.06)      0.14       0.18      0.11
Net realized and
 unrealized gain/(loss)
 on investments and
 foreign currencies.....       3.96        1.38       0.84      (0.23)      2.47     (1.56)
                           --------     -------    -------    -------    -------   -------
Total from investment
 operations.............       3.92        1.31       0.78      (0.09)      2.65     (1.45)
                           --------     -------    -------    -------    -------   -------
Less Distributions:
Dividends from net
 investment income......         --          --      (0.03)     (0.14)     (0.14)    (0.11)
Distributions from
 capital gains..........         --       (0.09)     (0.37)     (0.16)     (0.59)       --
                           --------     -------    -------    -------    -------   -------
Total distributions.....         --       (0.09)     (0.40)     (0.30)     (0.73)    (0.11)
                           --------     -------    -------    -------    -------   -------
Net asset value, end of
 period.................   $  18.91     $ 14.99    $ 13.77    $ 13.39    $ 13.78   $ 11.86
                           ========     =======    =======    =======    =======   =======
Total return............      26.15%++     9.52%      5.87%     (0.57)%    22.42%   (10.77)%
                           ========     =======    =======    =======    =======   =======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......   $106,151     $83,930    $73,856    $78,750    $93,198   $71,218
Ratio of operating
 expenses to average net
 assets.................       0.97%+      0.99%      0.99%      1.00%      1.01%     1.00%
Ratio of net investment
 income/(loss) to
 average net assets.....      (0.52)%+    (0.51)%    (0.47)%     0.86%      1.42%     1.08%
Portfolio turnover
 rate...................        195%++      229%       325%       118%        81%      196%

----------
* Since February 3, 1997, Pilgrim Baxter & Associates, Ltd. has served as Portfolio Manager for the All-Growth Series. Prior to that date, a different firm served as Portfolio Manager.
+ Annualized
++Non-annualized

                       See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                          Growth Opportunities Series

     For a share of beneficial interest outstanding throughout each period.

                                                     Six Months
                                                        Ended       Period
                                                       6/30/99      Ended
                                                     (Unaudited)  12/31/98*#
                                                     -----------  ----------
Net asset value, beginning of period................   $  9.71      $10.00
                                                       -------      ------
Income/(loss) from investment operations:
Net investment income...............................      0.01        0.08
Net realized and unrealized gain/(loss) on
 investments and foreign currencies.................      1.78       (0.31)
                                                       -------      ------
Total from investment operations....................      1.79       (0.23)
                                                       -------      ------
Less Distributions:
Dividends from net investment income................        --       (0.06)
                                                       -------      ------
Net asset value, end of period......................   $ 11.50      $ 9.71
                                                       =======      ======
Total return........................................     18.43%++    (2.28)%++
                                                       =======      ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)................   $13,351      $9,091
Ratio of operating expenses to average net assets...      1.06%+      1.15%+
Ratio of net investment income to average net
 assets.............................................      0.35%+      0.99%+
Portfolio turnover rate.............................        45%++       77%++

----------
* The Growth Opportunities Series commenced operations on February 18, 1998. + Annualized
++Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                           Strategic Equity Series**

    For a share of beneficial interest outstanding throughout each period.

                            Six Months
                               Ended       Year      Year       Year     Period
                              6/30/99     Ended     Ended      Ended      Ended
                            (Unaudited)  12/31/98  12/31/97  12/31/96## 12/31/95*
                            -----------  --------  --------  ---------- ---------
Net asset value, beginning
 of period................    $ 12.82    $ 13.63   $ 11.68    $ 10.01    $10.00
                              -------    -------   -------    -------    ------
Income/(loss) from
 investment operations:
Net investment income.....       0.01       0.16      0.20       0.23      0.06
Net realized and
 unrealized gain/(loss) on
 investments and foreign
 currencies...............       1.29      (0.07)     2.49       1.71     (0.03)#
                              -------    -------   -------    -------    ------
Total from investment
 operations...............       1.30       0.09      2.69       1.94      0.03
                              -------    -------   -------    -------    ------
Less Distributions:
Dividends from net
 investment income........         --      (0.16)    (0.19)     (0.14)    (0.02)
Distributions from capital
 gains....................         --      (0.59)    (0.55)     (0.13)       --
Distributions in excess of
 capital gains............         --      (0.15)       --         --        --
                              -------    -------   -------    -------    ------
Total distributions.......         --      (0.90)    (0.74)     (0.27)    (0.02)
                              -------    -------   -------    -------    ------
Net asset value, end of
 period...................    $ 14.12    $ 12.82   $ 13.63    $ 11.68    $10.01
                              =======    =======   =======    =======    ======
Total return..............      10.14%++    0.84%    23.16%     19.39%     0.33%++
                              =======    =======   =======    =======    ======
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's)...............    $93,536    $73,261   $51,789    $30,423    $8,067
Ratio of operating
 expenses to average net
 assets...................       0.96%+     0.99%     0.99%      1.00%     1.00%+
Ratio of net investment
 income to average net
 assets...................       0.30%+     1.46%     1.88%      2.05%     4.04%+
Portfolio turnover rate...        156%++     139%      105%       133%       29%++

----------
 * The Strategic Equity Series commenced operations on October 2, 1995.
** Since March 1, 1999 A I M Capital Management, Inc. has served as Portfolio
   Manager for the Strategic Equity Series. Prior to that date, a different firm served as Portfolio Manager.
 + Annualized
 ++Non-annualized
 # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemption of Series shares.
## Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                      See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                          Capital Appreciation Series*

     For a share of beneficial interest outstanding throughout each period.

                          Six Months
                             Ended        Year      Year      Year      Year      Year
                            6/30/99      Ended     Ended     Ended     Ended     Ended
                          (Unaudited)   12/31/98  12/31/97  12/31/96  12/31/95  12/31/94
                          -----------   --------  --------  --------  --------  --------
Net asset value,
 beginning of period....   $  18.09     $  17.65  $  15.06  $  13.51  $  11.34  $ 11.76
                           --------     --------  --------  --------  --------  -------
Income/(loss) from
 investment operations:
Net investment income...       0.00#        0.15      0.16      0.16      0.19     0.23
Net realized and
 unrealized gain/(loss)
 on investments and
 foreign securities.....       1.78         2.07      4.19      2.57      3.22    (0.42)
                           --------     --------  --------  --------  --------  -------
Total from investment
 operations.............       1.78         2.22      4.35      2.73      3.41    (0.19)
                           --------     --------  --------  --------  --------  -------
Less Distributions:
Dividends from net
 investment income......         --        (0.15)    (0.16)    (0.17)    (0.15)   (0.23)
Distributions from
 capital gains..........         --        (1.63)    (1.60)    (1.01)    (1.09)      --
                           --------     --------  --------  --------  --------  -------
Total distributions.....         --        (1.78)    (1.76)    (1.18)    (1.24)   (0.23)
                           --------     --------  --------  --------  --------  -------
Net asset value, end of
 period.................   $  19.87     $  18.09  $  17.65  $  15.06  $  13.51  $ 11.34
                           ========     ========  ========  ========  ========  =======
Total return............       9.84%++     12.68%    28.95%    20.26%    30.16%   (1.59)%
                           ========     ========  ========  ========  ========  =======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......   $303,460     $263,313  $193,986  $148,752  $122,227  $88,890
Ratio of operating
 expenses to average net
 assets.................       0.97%+       0.98%     0.99%     1.00%     1.01%    1.00%
Ratio of net investment
 income to average net
 assets.................       0.04%+       0.95%     0.95%     1.12%     1.53%    1.96%
Portfolio turnover
 rate...................         95%++        64%       51%       64%       98%      84%

-------------
* Since April 1, 1999 A I M Capital Management, Inc. has served as the Portfolio Manager for the Capital Appreciation Series. Prior to that date, a different firm served as Portfolio Manager.
# Amount represents less than $0.01 per share.
+Annualized
++Non-annualized

                       See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                                Small Cap Series

     For a share of beneficial interest outstanding throughout each period.

                               Six Months
                                  Ended        Year       Year       Year
                                 6/30/99      Ended      Ended       Ended
                               (Unaudited)   12/31/98   12/31/97   12/31/96*
                               -----------   --------   --------   ---------
Net asset value, beginning of
 period......................   $  16.03     $  13.25   $ 12.01     $ 10.00
                                --------     --------   -------     -------
Income/(loss) from investment
 operations:
Net investment loss..........      (0.04)       (0.03)    (0.03)      (0.01)
Net realized and unrealized
 gain on investments and
 foreign currencies..........       2.78         2.81      1.27        2.02
                                --------     --------   -------     -------
Total from investment
 operations..................       2.74         2.78      1.24        2.01
                                --------     --------   -------     -------
Net asset value, end of
 period......................   $  18.77     $  16.03   $ 13.25     $ 12.01
                                ========     ========   =======     =======
Total return.................      17.09%++     20.98%    10.32%      20.10%++
                                ========     ========   =======     =======
Ratios to average net
 assets/supplemental data:
Net assets, end of period (in
 000's)......................   $217,572     $147,696   $66,396     $34,365
Ratio of operating expenses
 to average net assets.......       0.97%+       0.99%     0.99%       0.99%++
Ratio of net investment loss
 to average net assets.......      (0.55)%+     (0.32)%   (0.34)%     (0.08)%++
Portfolio turnover rate......         54%++       133%      130%        117%++

-------------
* The Small Cap Series commenced operations on January 3, 1996.
+Annualized
++Non-annualized

                       See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                              Real Estate Series*

    For a share of beneficial interest outstanding throughout each period.

                          Six Months
                             Ended       Year       Year      Year      Year      Year
                            6/30/99     Ended      Ended     Ended     Ended     Ended
                          (Unaudited)  12/31/98   12/31/97  12/31/96  12/31/95  12/31/94
                          -----------  --------   --------  --------  --------  --------
Net asset value,
 beginning of period....    $ 13.58    $ 18.27    $ 15.98   $ 12.63   $ 11.29   $ 11.18
                            -------    -------    -------   -------   -------   -------
Income/(loss) from
 investment operations:
Net investment income...       0.37       0.83       0.69      0.70      0.75      0.60
Net realized and
 unrealized gain/(loss)
 on investments
 and foreign
 currencies.............       0.28      (3.34)      2.93      3.70      1.12      0.11#
                            -------    -------    -------   -------   -------   -------
Total from investment
 operations.............       0.65      (2.51)      3.62      4.40      1.87      0.71
                            -------    -------    -------   -------   -------   -------
Less Distributions:
Dividends from net
 investment income......         --      (0.66)     (0.63)    (0.77)    (0.53)    (0.60)
Distributions from
 capital gains..........         --      (1.52)     (0.70)    (0.28)       --        --
                            -------    -------    -------   -------   -------   -------
Total distributions.....         --      (2.18)     (1.33)    (1.05)    (0.53)    (0.60)
                            -------    -------    -------   -------   -------   -------
Net asset value, end of
 period.................    $ 14.23    $ 13.58    $ 18.27   $ 15.98   $ 12.63   $ 11.29
                            =======    =======    =======   =======   =======   =======
Total return............       4.79%++  (13.45)%    22.79%    35.30%    16.59%     6.34%
                            =======    =======    =======   =======   =======   =======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......    $69,164    $69,911    $75,530   $51,135   $34,975   $37,336
Ratio of operating
 expenses to average net
 assets.................       0.97%+     0.99%      0.99%     1.00%     1.01%     1.00%
Ratio of net investment
 income to average net
 assets.................       5.12%+     5.26%      4.49%     5.53%     5.79%     5.31%
Portfolio turnover
 rate...................         22%++      29%        41%       31%       53%       64%

-------------
* Since January 1, 1995, EII Realty Securities, Inc. has served as Portfolio Manager for the Real Estate Series. Prior to that date, a different firm served as Portfolio Manager.
# The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Series shares.
+Annualized
++Non-annualized

                      See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                              Hard Assets Series*

    For a share of beneficial interest outstanding throughout each period.

                          Six Months
                             Ended       Year       Year      Year      Year      Year
                            6/30/99     Ended      Ended     Ended     Ended     Ended
                          (Unaudited)  12/31/98   12/31/97  12/31/96  12/31/95  12/31/94
                          -----------  --------   --------  --------  --------  --------
Net asset value,
 beginning of period....    $  9.60    $ 15.05    $ 17.85   $ 15.04   $ 13.88   $ 13.89
                            -------    -------    -------   -------   -------   -------
Income/(loss) from
 investment operations:
Net investment income...       0.08       0.26       0.14      0.05      0.15      0.13
Net realized and
 unrealized gain/(loss)
 on investments
 and foreign
 currencies.............       1.96      (4.73)      0.99      4.92      1.34      0.23
                            -------    -------    -------   -------   -------   -------
Total from investment
 operations.............       2.04      (4.47)      1.13      4.97      1.49      0.36
                            -------    -------    -------   -------   -------   -------
Less Distributions:
Dividends from net
 investment income......         --      (0.26)     (0.13)    (0.07)    (0.13)    (0.13)
Distributions from
 capital gains..........         --      (0.72)     (3.80)    (2.09)    (0.20)    (0.24)
                            -------    -------    -------   -------   -------   -------
Total distributions.....         --      (0.98)     (3.93)    (2.16)    (0.33)    (0.37)
                            -------    -------    -------   -------   -------   -------
Net asset value, end of
 period.................    $ 11.64    $  9.60    $ 15.05   $ 17.85   $ 15.04   $ 13.88
                            =======    =======    =======   =======   =======   =======
Total return............      21.25%++  (29.58)%     6.22%    33.17%    10.69%     2.53%
                            =======    =======    =======   =======   =======   =======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......    $41,014    $30,530    $46,229   $43,903   $27,147   $32,879
Ratio of operating
 expenses to average net
 assets.................       0.97%+     1.00%      0.99%     1.00%     1.01%     1.00%
Ratio of net investment
 income to average net
 assets.................       1.76%+     1.99%      0.76%     0.34%     0.89%     1.01%
Portfolio turnover
 rate...................        100%++     178%       124%       96%       24%       25%

-------------
* Prior to January 23, 1997, the Hard Assets Series was named the Natural Resources Series. Since March 1, 1999, Baring International Investment Ltd. has served as Portfolio Manager for the Hard Assets Series. Prior to that date, a different firm served as Portfolio Manager.
+Annualized
++Non-annualized

                      See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                            Managed Global Series*

    For a share of beneficial interest outstanding throughout each period.

                          Six Months
                             Ended        Year       Year       Year       Year      Year
                            6/30/99      Ended      Ended       Ended      Ended     Ended
                          (Unaudited)   12/31/98   12/31/97  12/31/96**# 12/31/95# 12/31/94#
                          -----------   --------   --------  ----------- --------- ---------
Net asset value,
 beginning of period....   $  14.19     $  11.46   $  11.13    $  9.96    $  9.26   $ 10.67
                           --------     --------   --------    -------    -------   -------
Income/(loss) from
 investment operations:
Net investment
 income/(loss)..........      (0.03)       (0.02)      0.02       0.04       0.05      0.07
Net realized and
 unrealized gain/(loss)
 on investments and
 foreign currency.......       1.05         3.37       1.33       1.18       0.65     (1.48)
                           --------     --------   --------    -------    -------   -------
Total from investment
 operations.............       1.02         3.35       1.35       1.22       0.70     (1.41)
                           --------     --------   --------    -------    -------   -------
Less Distributions:
Dividends from net
 investment income......         --        (0.05)     (0.17)        --         --        --
Dividends in excess of
 net investment income..         --         0.00##    (0.07)        --         --        --
Distributions from
 capital gains..........         --        (0.57)     (0.78)     (0.05)        --        --
                           --------     --------   --------    -------    -------   -------
Total distributions.....         --        (0.62)     (1.02)     (0.05)        --        --
                           --------     --------   --------    -------    -------   -------
Net asset value, end of
 period.................   $  15.21     $  14.19   $  11.46    $ 11.13    $  9.96   $  9.26
                           ========     ========   ========    =======    =======   =======
Total return............       7.19%++     29.31%     12.17%     12.27%      7.56%   (13.21)%
                           ========     ========   ========    =======    =======   =======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......   $131,312     $134,078   $105,305    $86,376    $72,375   $86,209
Ratio of operating
 expenses to average net
 assets.................       1.25%+       1.26%      1.36%      1.26%      1.26%     1.31%
Decrease reflected in
 above expense ratio due
 to expense
 limitations............         --           --         --         --       0.09%     0.09%
Ratio of net investment
 income/(loss) to
 average net assets.....      (0.41)%+     (0.17)%     0.06%      0.39%      0.51%     0.69%
Portfolio turnover
 rate...................         52%++       173%       199%       141%        44%      N/A

-------------
* Since March 3, 1997, Putnam Investment Management, Inc. has served as Portfolio Manager of the Account. Prior to that date, different firms served as Portfolio Manager.
** On September 3, 1996, the Managed Global Account of Separate Account D of
   Golden American Life Insurance Company was reorganized into the Trust. Net investment income and net realized gains earned prior to September 3, 1996 are not subject to Internal Revenue Code distribution requirements for regulated investment companies. Financial highlights from prior periods have been restated to account for the entity as if it had been a regulated investment company since the commencement of operations.
+Annualized
++Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
## Amount represents less than $0.01 per share.

                      See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                           Developing World Series**

    For a share of beneficial interest outstanding throughout each period.

                                                    Six Months
                                                       Ended       Period
                                                      6/30/99       Ended
                                                   (Unaudited)## 12/31/98*##
                                                   ------------- -----------
Net asset value, beginning of period..............    $  7.37      $ 10.00
                                                      -------      -------
Income/(loss) from investment operations:
Net investment income/(loss)......................       0.12         0.04
Net realized and unrealized gain/(loss) on
 investments and foreign currencies...............       2.04        (2.67)
                                                      -------      -------
Total from investment operations..................       2.16        (2.63)
                                                      -------      -------
Less Distributions:
Dividends from net investment income..............         --         0.00#
Dividends in excess of net investment income......         --         0.00#
                                                      -------      -------
Total distributions...............................         --         0.00#
                                                      -------      -------
Net asset value, end of period....................    $  9.53      $  7.37
                                                      =======      =======
Total return......................................      29.31%++    (26.27)%++
                                                      =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..............    $26,830      $ 8,797
Ratio of operating expenses to average net
 assets...........................................       1.74%+       1.83%+
Ratio of net investment income to average net
 assets...........................................       3.08%+       0.69%+
Portfolio turnover rate...........................        107%++        67%++

-------------
* The Developing World Series commenced operations on February 18, 1998.
** Since March 1, 1999, Baring International Investment Ltd. has served as
   Portfolio Manager for the Developing World Series. Prior to that date, a different firm served as Portfolio Manager.
+Annualized
++Non-annualized
# Amount represents less than 0.01 per share.
## Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                      See Notes to Financial Statements.

 Financial Highlights

                                 The GCG Trust
                            Emerging Markets Series*

     For a share of beneficial interest outstanding throughout each period.

                          Six Months
                             Ended       Year       Year       Year      Year       Year
                            6/30/99     Ended      Ended      Ended     Ended      Ended
                          (Unaudited)  12/31/98   12/31/97   12/31/96  12/31/95   12/31/94
                          -----------  --------   --------   --------  --------   --------
Net asset value,
 beginning of period....    $  6.68    $  8.80    $  9.72    $  9.06   $ 10.08    $ 12.44
                            -------    -------    -------    -------   -------    -------
Income/(loss) from
 investment operations:
Net investment
 income/(loss)..........       0.10       0.06      (0.01)      0.04      0.04         --
Net realized and
 unrealized gain/(loss)
 on investments
 and foreign
 currencies.............       2.62      (2.18)     (0.90)      0.62     (1.06)     (1.89)
                            -------    -------    -------    -------   -------    -------
Total from investment
 operations.............       2.72      (2.12)     (0.91)      0.66     (1.02)     (1.89)
                            -------    -------    -------    -------   -------    -------
Less Distributions:
Dividends from net
 investment income......         --         --      (0.01)        --        --         --
Distributions from
 capital gains..........         --         --         --         --     (0.00)#    (0.47)
                            -------    -------    -------    -------   -------    -------
Total distributions.....         --         --      (0.01)        --     (0.00)     (0.47)
                            -------    -------    -------    -------   -------    -------
Net asset value, end of
 period.................    $  9.40    $  6.68    $  8.80    $  9.72   $  9.06    $ 10.08
                            =======    =======    =======    =======   =======    =======
Total return............      40.72%++  (24.09)%    (9.37)%     7.28%   (10.11)%   (15.18)%
                            =======    =======    =======    =======   =======    =======
Ratios to average net
 assets/supplemental
 data:
Net assets, end of
 period (in 000's)......    $37,230    $26,028    $39,436    $51,510   $47,974    $65,224
Ratio of operating
 expenses to average net
 assets.................       1.76%+     1.83%      1.80%      1.55%     1.53%      1.73%
Ratio of net investment
 income/(loss) to
 average net assets.....       2.78%+     0.83%     (0.09)%     0.38%     0.40%      0.03%
Portfolio turnover
 rate...................         93%++     108%       170%       136%      141%       106%

-------------
* Since March 3, 1997, Putnam Investment Management, Inc. has served as Portfolio Manager for the Emerging Markets Series. Prior to that date, a different firm served as Portfolio Manager.
+Annualized
++Non-annualized
# Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                              Liquid Asset Series

                           June 30, 1999 (Unaudited)

  Principal                                                           Value
   Amount                                                            (Note 1)
  ---------                                                          --------

 CORPORATE DEBT SECURITIES -- 7.3%
  Depository Institutions -- 0.6%
 $ 2,000,000 Toronto Dominion Bank, 5.640%** due 07/14/1999.....   $  2,000,133
                                                                   ------------
  Miscellaneous Business Credit Institutions -- 3.0%
             Xerox Credit Corporation:
   5,000,000 4.915%** due 10/12/1999............................      4,998,250
   2,000,000 5.113%** due 03/21/2000............................      1,999,486
   3,300,000 5.635%** due 07/14/2000............................      3,297,871
                                                                   ------------
                                                                     10,295,607
                                                                   ------------
  Personal Credit Institutions -- 2.0%
   3,000,000 Chrysler Financial Corporation, 5.850%** due
              05/15/2000........................................      3,018,901
   1,000,000 Ford Motor Credit Corporation, 7.470%** due
              07/29/1999........................................      1,001,887
   3,000,000 Toyota Motor Credit Corporation, 5.011%** due
              09/23/1999........................................      3,000,000
                                                                   ------------
                                                                      7,020,788
                                                                   ------------
  Pharmaceuticals -- 0.5%
   1,905,000 American Home Products Corporation, 7.700%** due
              02/15/2000........................................      1,930,426
                                                                   ------------
  Security Brokers -- 1.2%
   2,000,000 Goldman Sachs Group, Inc.,
              5.400%** due 02/25/2000...........................      2,000,000
   2,000,000 Merrill Lynch & Company, 5.400%** due 02/15/2000...      2,005,627
                                                                   ------------
                                                                      4,005,627
                                                                   ------------
             Total Corporate Debt Securities
              (Cost $25,252,581)................................     25,252,581
                                                                   ------------
 COMMERCIAL PAPER -- 88.7%
  Asset Backed Securities -- 8.2%
             Corporate Asset Funding Company:
   5,000,000 5.279%+ due 07/08/1999.............................      4,994,847
   4,527,000 4.933%+ due 07/16/1999.............................      4,517,927
   3,000,000 4.920%+ due 07/19/1999.............................      2,992,800
             Delaware Funding Corporation:
   5,000,000 5.230%+ due 07/14/1999.............................      4,990,846
   8,000,000 5.111%+ due 07/19/1999.............................      7,979,920
   3,000,000 4.913%+ due 07/20/1999.............................      2,992,400
                                                                   ------------
                                                                     28,468,740
                                                                   ------------
  Chemicals & Allied Products -- 0.6%
   2,000,000 Du Pont (E.I.) De Nemours & Company,
              4.911%+ due 07/14/1999............................      1,996,569
                                                                   ------------
  Communications -- 10.1%
  14,171,000 AT&T Corporation, 4.871%+ to 7.301%+ due
              07/01/1999........................................     14,171,000
             BellSouth Corporation:
   3,000,000 5.008%+ due 07/12/1999.............................      2,995,444
  10,000,000 4.972%+ due 07/13/1999.............................      9,983,567
   3,110,000 5.095%+ due 07/14/1999.............................      3,104,452
             Lucent Technologies, Inc.:
   3,000,000 5.174%+ due 02/03/2000.............................      2,911,211
   2,000,000 5.307%+ due 02/09/2000.............................      1,937,560
                                                                   ------------
                                                                     35,103,234
                                                                   ------------
  Construction Machinery & Equipment -- 5.2%
             Caterpillar Financial Services Corporation:
  10,000,000 5.000%+ due 07/12/1999.............................      9,985,150
   3,209,000 4.920%+ due 07/19/1999.............................      3,201,298

  Principal                                                           Value
   Amount                                                            (Note 1)
  ---------                                                          --------

  Construction Machinery & Equipment -- (Continued)
             Deere & Company:
 $ 3,000,000 4.952%+ due 07/28/1999.............................   $  2,989,178
   2,000,000 4.956%+ due 09/08/1999.............................      1,981,638
                                                                   ------------
                                                                     18,157,264
                                                                   ------------
  Depository Institutions -- 0.6%
   2,102,000 Abbey National North America,
              4.900%+ due 07/15/1999............................      2,098,068
                                                                   ------------
  Electric, Gas & Sanitary Services -- 9.3%
             Consolidated Natural Gas:
   8,000,000 7.301%+ due 07/01/1999.............................      8,000,000
   5,000,000 5.095%+ due 07/08/1999.............................      4,995,120
   3,000,000 5.055%+ due 07/15/1999.............................      2,994,108
   9,168,000 Florida Power Corporation, 5.055%+ due 07/06/1999..      9,161,710
             Southern California Edison Company:
   4,000,000 5.009%+ due 07/08/1999.............................      3,996,205
   3,000,000 4.954%+ due 07/14/1999.............................      2,994,778
                                                                   ------------
                                                                     32,141,921
                                                                   ------------
  Entertainment -- 5.4%
   3,000,000 Hasbro, Inc.,
              5.040%+ due 09/13/1999............................      2,969,907
             Disney (Walt) Company:
   9,000,000 4.963%+ due 07/02/1999.............................      8,998,775
   4,000,000 4.986%+ due 11/09/1999.............................      3,930,424
   3,000,000 4.996%+ due 11/17/1999.............................      2,944,516
                                                                   ------------
                                                                     18,843,622
                                                                   ------------
  Food & Kindred Products -- 7.8%
             Coca-Cola Company,
  11,025,000 7.301%+ due 07/01/1999.............................     11,025,000
   3,000,000 4.926%+ due 07/06/1999.............................      2,997,992
   3,000,000 4.966%+ due 07/30/1999.............................      2,988,279
   2,000,000 General Mills, Inc., 5.292%+ due 02/16/2000........      1,935,856
             Heinz (H.J.) Company:
   2,500,000 4.569%+ due 07/06/1999.............................      2,498,247
   5,525,000 4.967%+ to 5.405%+ due 07/21/1999..................      5,509,652
                                                                   ------------
                                                                     26,955,026
                                                                   ------------
  Insurance -- 1.4%
   5,000,000 American General Corporation,
              4.880%+ due 07/01/1999............................      5,000,000
                                                                   ------------
  Miscellaneous Business Credit Institutions -- 6.1%
  17,000,000 Exxon Asset Management, 7.301%+ due 07/01/1999.....     17,000,000
   4,155,000 Xerox Credit Corporation, 5.220%+ due 07/06/1999...      4,151,913
                                                                   ------------
                                                                     21,151,913
                                                                   ------------
  Miscellaneous Retail -- 2.1%
             Toys 'R' Us, Inc.:
   6,625,000 5.225%+ due 07/08/1999.............................      6,618,404
     579,000 5.055%+ due 07/09/1999.............................        578,350
                                                                   ------------
                                                                      7,196,754
                                                                   ------------
  Multimedia -- 4.0%
             Gannett Company, Inc.:
  10,000,000 5.008%+ due 07/07/1999.............................      9,991,833
   4,000,000 4.950%+ due 07/08/1999.............................      3,996,189
                                                                   ------------
                                                                     13,988,022
                                                                   ------------

                       See Notes to Financial Statements.

                                 The GCG Trust
                              Liquid Asset Series

                           June 30, 1999 (Unaudited)

  Principal                                                           Value
   Amount                                                            (Note 1)
  ---------                                                          --------

 COMMERCIAL PAPER -- (Continued)
  Personal Credit Institutions -- 18.0%
             American Express Credit Corporation:
 $ 6,000,000 4.950%+ due 07/09/1999.............................   $  5,993,400
   3,000,000 4.912%+ due 07/13/1999.............................      2,995,200
   3,000,000 4.924%+ due 08/11/1999.............................      2,983,634
   3,000,000 4.995%+ due 11/17/1999.............................      2,944,516
   3,000,000 American General Finance Corporation, 4.983%+ due
              07/07/1999........................................      2,997,585
             Ford Motor Credit Corporation:
   3,000,000 5.478%+ due 07/02/1999.............................      2,999,563
   8,976,000 5.095%+ due 07/16/1999.............................      8,957,225
   3,000,000 4.959%+ due 08/10/1999.............................      2,984,000
   3,000,000 4.946%+ due 10/20/1999.............................      2,955,970
             General Electric Capital Corporation:
  10,000,000 5.318%+ due 07/06/1999.............................      9,992,945
   3,000,000 4.983%+ due 07/30/1999.............................      2,988,255
   1,600,000 4.973%+ due 08/06/1999.............................      1,592,288
   3,000,000 5.009%+ due 08/17/1999.............................      2,980,926
             Household Finance Corporation:
   5,000,000 5.020%+ due 07/12/1999.............................      4,992,422
   4,000,000 4.966%+ due 07/28/1999.............................      3,985,480
                                                                   ------------
                                                                     62,343,409
                                                                   ------------
  Pharmaceuticals -- 0.6%
   2,000,000 Schering Corporation, 4.928%+ due 07/07/1999.......      1,998,400
                                                                   ------------
  Publishing -- 0.6%
   2,225,000 Donnelley (R.R.) & Sons Company, 5.024%+ due
              07/06/1999........................................      2,223,402
                                                                   ------------
  Security Brokers -- 7.3%
             Goldman Sachs Group, Inc.:
   3,000,000 4.935%+ due 07/01/1999.............................      3,000,000
   4,000,000 5.063%+ due 07/06/1999.............................      3,997,178
   2,141,000 4.978%+ due 09/08/1999.............................      2,121,303
             Merrill Lynch & Company, Inc.:
   5,565,000 4.966%+ due 07/09/1999.............................      5,558,990
   2,000,000 4.948%+ due 07/16/1999.............................      1,995,992
   3,967,000 5.193%+ to 5.451%+ due 02/02/2000..................      3,848,206
   5,000,000 Morgan Stanley Dean Witter & Company, 5.482%+ due
              07/07/1999........................................      4,995,583
                                                                   ------------
                                                                     25,517,252
                                                                   ------------
  Transportation Equipment -- 1.4%
   5,000,000 DaimlerChrysler North America Holding Corporation,
              4.963%+ to 4.983%+ due 07/14/1999.................      4,991,279
                                                                   ------------
             Total Commercial Paper (Cost $308,174,875).........    308,174,875
                                                                   ------------

  Principal                                                           Value
   Amount                                                            (Note 1)
  ---------                                                          --------

 U.S. GOVERNMENT AGENCY NOTES -- 4.2%
  Federal Farm Credit Bank -- 0.4%
 $ 1,499,710 5.020%+ due 03/01/2000.............................   $  1,499,710
                                                                   ------------
  Federal Home Loan Bank -- 2.0%
   1,000,000 4.915%+ due 01/13/2000.............................      1,000,129
   2,000,000 5.100%+ due 03/03/2000.............................      1,999,403
   4,000,000 5.260%+ due 05/26/2000.............................      3,999,653
                                                                   ------------
                                                                      6,999,185
                                                                   ------------
  Federal Home Loan Mortgage Corporation -- 0.6%
   2,000,000 4.910%+ due 08/20/1999.............................      1,986,889
                                                                   ------------
  Federal National Mortgage Association -- 1.2%
   4,000,000 4.980%+ due 04/20/2000.............................      3,999,068
                                                                   ------------
             Total U.S. Government Agency Notes
              (Cost $14,484,852)................................     14,484,852
                                                                   ------------

TOTAL INVESTMENTS (Cost $347,912,308*)..................... 100.2%  347,912,308
OTHER ASSETS AND LIABILITIES (Net).........................  (0.2)     (703,921)
                                                            -----  ------------
NET ASSETS................................................. 100.0% $347,208,387
                                                            =====  ============

-------------
* Aggregate cost for Federal tax purposes.
** Variable Rate Note. Rate shown is in effect as of 6/30/99.
+ Annualized yield at date of purchase.

                       See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                          Limited Maturity Bond Series

                           June 30, 1999 (Unaudited)

  Principal                                                           Value
   Amount                                                            (Note 1)
  ---------                                                          --------

 CORPORATE BONDS -- 38.4%
  Finance, Insurance & Real Estate -- 16.4%
             AT&T Capital Corporation,
 $ 2,000,000 7.500% due 11/15/2000..............................   $  2,012,560
   2,000,000 6.875% due 01/16/2001..............................      1,994,900
   3,000,000 Capital One Bank, 6.375% due 02/15/2003............      2,943,330
   2,000,000 Donaldson Lufkin & Jenrette,
              5.875% due 04/01/2002.............................      1,965,000
     530,000 First Fidelity Bancorp, 9.625% due 08/15/1999......        532,382
   2,500,000 Ford Motor Credit Company, 5.750% due 02/23/2004...      2,415,625
   2,000,000 IOS Capital, Inc.,
              6.330% due 12/08/2000.............................      1,980,488
             Lehman Brothers Holdings,
   2,000,000 6.375% due 03/15/2001..............................      1,987,759
     500,000 6.625% due 12/27/2002..............................        491,949
   2,000,000 6.625% due 04/01/2004..............................      1,953,364
   4,000,000 Marsh & McLennan Companies, Inc., 6.625% due
              06/15/2004........................................      4,010,315
   1,500,000 Northern Trust Capital, 5.520%++ due 01/15/2027....      1,466,250
             Paine Webber Group, Inc.:
   3,000,000 6.375%++ due 05/15/2004............................      2,919,134
     350,000 5.780% due 07/24/2003..............................        350,329
   1,000,000 Spieker Properties, Inc., 6.800% due 05/01/2004....        982,983
   2,000,000 Transamerica Finance Corporation, 5.920% due
              03/29/2002........................................      1,969,138
                                                                   ------------
                                                                     29,975,506
                                                                   ------------
  Manufacturing -- 5.8%
   1,000,000 Dana Corporation, 6.250% due 03/01/2004............        980,989
   1,000,000 Hercules, Inc.,
              6.150% due 08/01/2000.............................        999,637
   1,000,000 News America Holdings, Inc.,
              8.625% due 02/01/2003.............................      1,054,947
     500,000 Phillip Morris Companies, Inc.,
              6.000% due 11/15/1999.............................        500,049
   1,000,000 Raytheon Company, 6.450% due 08/15/2002............      1,000,970
   3,000,000 R.J. Reynolds Tobacco Holdings, Inc., 7.375% due
              05/15/2003**......................................      2,956,488
   3,000,000 TRW, Inc.,
              6.500% due 06/01/2002**...........................      2,988,627
                                                                   ------------
                                                                     10,481,707
                                                                   ------------
  Oil and Gas -- 2.0%
   3,680,000 El Paso Natural Gas Company,
              6.750% due 11/15/2003.............................      3,666,001
                                                                   ------------
  Retail Trade -- 1.9%
   1,000,000 Kroger Company, 6.340% due 06/01/2001**............        999,890
   1,000,000 The Limited, Inc., 9.125% due 02/01/2001...........      1,037,500
     500,000 Penney (J.C.) & Company, Inc.,
              6.950% due 04/01/2000.............................        501,230
   1,000,000 Rite Aid Corporation, 5.500% due 12/15/2000**......        980,942
                                                                   ------------
                                                                      3,519,562
                                                                   ------------
  Services -- 4.9%
   3,000,000 Comdisco, Inc.,
              5.950% due 04/30/2002.............................      2,947,358
   3,000,000 Service Corporation International, 6.750% due
              06/01/2001........................................      2,982,270

  Principal                                                           Value
   Amount                                                            (Note 1)
  ---------                                                          --------

  Services -- (Continued)
 $ 3,000,000 Waste Management, Inc., 7.125% due 06/15/2001**....   $  3,035,957
                                                                   ------------
                                                                      8,965,585
                                                                   ------------
  Telecommunications -- 6.0%
   4,000,000 Alltel Corporation,
              7.250% due 04/01/2004.............................      4,124,411
   2,000,000 AT&T Corporation,
              5.625% due 03/15/2004.............................      1,938,495
   3,000,000 Sprint Capital Corporation,
              5.875% due 05/01/2004.............................      2,894,364
   2,000,000 Telecom De Puerto Rico,
              6.150% due 05/15/2002**...........................      1,980,768
                                                                   ------------
                                                                     10,938,038
                                                                   ------------
  Transportation -- 0.8%
   1,330,000 AMR Corporation,
              9.500% due 05/15/2001.............................      1,392,496
                                                                   ------------
  Utilities -- 0.6%
   1,000,000 Great Lakes Power, Inc.,
              8.900% due 12/01/1999.............................      1,010,090
                                                                   ------------
             Total Corporate Debt Securities
              (Cost $70,635,058)................................     69,948,985
                                                                   ------------
 YANKEE BONDS -- U.S. DOLLAR DENOMINATED -- 0.6%
  (Cost $1,092,198)
  Manufacturing -- 0.6%
   1,060,000 Carter Holt Harvey Ltd.,
              7.625% due 04/15/2002.............................      1,071,780
                                                                   ------------
 ASSET-BACKED SECURITIES -- 4.8%
   3,000,000 Banc One Home Equity Trust,
              6.690% due 06/25/2029.............................      2,999,688
   2,000,000 Garanti Trade Payment Rts.,
              10.810% due 06/15/2004**..........................      2,000,000
   2,000,000 Green Tree Home Equity Loan,
              5.980% due 04/15/2018.............................      1,979,990
   1,000,000 Green Tree Lease Finance,
              5.550% due 12/20/2000.............................        999,555
     750,000 MBNA Master Credit Card Trust,
              5.240% due 11/15/2001.............................        749,295
                                                                   ------------
             Total Asset-Backed Securities
              (Cost $8,749,271).................................      8,728,528
                                                                   ------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.4%
  Federal Home Loan Bank (FHLB) -- 1.1%
   2,000,000 5.125% due 02/26/2002..............................      1,962,500
                                                                   ------------
  Federal Home Loan Mortgage Corporation (FHLMC) -- 0.1%
       5,766 Pool #350042
              6.250% due 01/01/2017.............................          5,813
     102,495 Pool #846224
              6.656% due 07/01/2024.............................        103,648
                                                                   ------------
                                                                        109,461
                                                                   ------------
  Federal Home Loan Mortgage Corporation (Gold) (FGLMC) -- 2.4%
     477,934 Pool #E20197
              7.000% due 10/01/2010.............................        480,472
     522,297 Pool #E61721
              6.500% due 11/01/2010.............................        515,931
     216,395 Pool #E65976
              6.500% due 04/01/2011.............................        213,757
     255,829 Pool #E65441
              7.500% due 04/01/2011.............................        260,145
     577,389 Pool #G10555
              6.000% due 06/01/2011.............................        557,718

                       See Notes to Financial Statements.

                                 The GCG Trust
                         Limited Maturity Bond Series

                           June 30, 1999 (Unaudited)

  Principal                                                            Value
   Amount                                                             (Note 1)
  ---------                                                           --------

 U.S. GOVERNMENT AGENCY OBLIGATIONS --(Continued)
  Federal Home Loan Mortgage Corporation (Gold) (FGLMC) --
    (Continued)
 $   454,110 Pool #E00543
              6.000% due 03/01/2013..............................   $    438,638
     406,685 Pool #E00538
              6.500% due 03/01/2013..............................        401,728
     909,580 Pool #E70003
              6.000% due 04/01/2013..............................        878,590
     203,478 Pool #C00374
              9.000% due 09/01/2024..............................        215,750
     269,374 Pool #D58465
              9.000% due 01/01/2025..............................        285,620
     188,105 Pool #C80428
              8.000% due 09/01/2026..............................        193,102
                                                                    ------------
                                                                       4,441,451
                                                                    ------------
  Federal National Mortgage Association (FNMA) -- 3.0%
   1,000,000 6.800% due 01/10/2003...............................      1,024,013
      64,323 Pool #70355
              8.500% due 03/01/2004..............................         66,714
       4,704 Pool #44026
              8.500% due 08/01/2006..............................          4,878
     101,831 Pool #127336
              8.500% due 08/01/2006..............................        105,617
     261,044 Pool #341094
              6.500% due 04/01/2011..............................        257,371
     313,340 Pool #344243
              6.500% due 04/01/2011..............................        308,931
     646,418 Pool #414154
              6.000% due 02/01/2013..............................        624,394
     922,664 Pool #425894
              6.000% due 04/01/2013..............................        891,229
     620,805 Pool #379881
              6.500% due 04/01/2013..............................        612,070
     652,241 Pool #419878
              6.500% due 04/01/2013..............................        643,064
     100,016 Pool #103363
              7.820% due 12/01/2017..............................        103,923
     232,609 Pool #299481
              8.000% due 04/01/2025..............................        238,641
     119,924 Pool #332150
              8.500% due 12/01/2025..............................        125,208
     484,760 Pool #397498
              7.500% due 08/01/2027..............................        490,059
                                                                    ------------
                                                                       5,496,112
                                                                    ------------
  Government National Mortgage Association (GNMA) -- 1.8%
     158,456 Pool #351992
              6.000% due 12/15/2008..............................        153,207
     138,985 Pool #368358
              6.000% due 01/15/2009..............................        134,381
     432,900 Pool #430587
              6.500% due 02/15/2013..............................        427,623
     888,505 Pool #456797
              6.000% due 04/15/2013..............................        859,069
       5,036 Pool #147899
              10.000% due 02/15/2016.............................          5,486
       6,166 Pool #161670
              9.500% due 09/15/2016..............................          6,646
     409,801 Pool #192568
              8.000% due 05/15/2017..............................        421,197
     118,542 Pool #223830
              8.000% due 06/15/2017..............................        121,839
      64,420 Pool #229269
              8.000% due 07/15/2017..............................         66,211

  Principal                                                           Value
   Amount                                                            (Note 1)
  ---------                                                          --------

  Government National Mortgage Association (GNMA) --(Continued)
 $    13,033 Pool #284666
              9.500% due 03/15/2020.............................   $     14,047
      18,161 Pool #286024
              10.000% due 04/15/2020............................         19,784
     115,490 Pool #308911
              9.500% due 07/15/2021.............................        124,476
     259,563 Pool #388581
              7.500% due 01/15/2024.............................        262,320
      96,116 Pool #398795
              8.500% due 07/15/2026.............................        100,621
     122,782 Pool #399003
              9.000% due 12/15/2026.............................        130,378
     512,008 Pool #452930
              7.500% due 07/15/2027.............................        517,446
                                                                   ------------
                                                                      3,364,731
                                                                   ------------
             Total U.S. Government Agency Obligations (Cost
              $15,677,144)......................................     15,374,255
                                                                   ------------
 U.S. TREASURY OBLIGATIONS -- 37.9%
  U.S. Treasury Notes:
   5,000,000 8.750% due 08/15/2000..............................      5,184,250
   1,000,000 5.750% due 11/15/2000..............................      1,004,490
   2,500,000 4.625% due 12/31/2000..............................      2,471,775
   8,000,000 5.000% due 02/28/2001..............................      7,944,000
   5,000,000 5.625% due 02/28/2001..............................      5,014,900
   2,000,000 4.875% due 03/31/2001..............................      1,980,240
   4,500,000 5.000% due 04/30/2001..............................      4,464,000
   6,000,000 6.625% due 06/30/2001..............................      6,122,580
   4,000,000 5.875% due 11/30/2001..............................      4,021,600
   3,000,000 6.250% due 01/31/2002..............................      3,043,230
   2,000,000 6.250% due 02/28/2002..............................      2,028,120
   2,000,000 6.625% due 04/30/2002..............................      2,049,100
   5,000,000 6.250% due 06/30/2002..............................      5,076,150
   2,000,000 6.000% due 07/31/2002..............................      2,017,740
   3,000,000 5.875% due 09/30/2002..............................      3,014,160
   1,000,000 5.625% due 12/31/2002..............................        997,020
   1,000,000 5.500% due 01/31/2003..............................        991,950
   3,000,000 5.500% due 02/28/2003..............................      2,975,250
   5,000,000 5.250% due 08/15/2003..............................      4,903,600
   3,500,000 4.750% due 02/15/2004..............................      3,355,625
     500,000 5.875% due 02/15/2004..............................        501,860
                                                                   ------------
             Total U.S. Treasury Obligations
              (Cost $69,763,143)................................     69,161,640
                                                                   ------------
 DISCOUNT COMMERCIAL PAPER -- 8.5%
   9,368,000 IBM Credit Corporation,
              4.940%+ due 07/06/1999............................      9,361,598
   6,184,000 Wal-Mart Stores, Inc.,
              7.301%+ due 07/01/1999............................      6,184,000
                                                                   ------------
             Total Discount Commercial Paper
              (Cost $15,545,598)................................     15,545,598
                                                                   ------------

TOTAL INVESTMENTS (Cost $181,462,412*).....................  98.6%  179,830,786
OTHER ASSETS AND LIABILITIES (Net).........................   1.4     2,588,943
                                                            -----  ------------
NET ASSETS................................................. 100.0% $182,419,729
                                                            =====  ============

-------------
* Aggregate cost for Federal tax purposes.
** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
+ Annualized yield at date of purchase.
++Floating Rate security. Rate shown is in effect at 06/30/1999.

                      See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                           Global Fixed Income Series

                           June 30, 1999 (Unaudited)

 Principal                                Value
   Amount                               (Note 1)
 ---------                              --------
 GOVERNMENT BONDS -- 95.3%
  Australia -- 4.7% (AUD)
 $  750,000 Queensland Treasury
             Corporation,
            6.500% due 06/14/2005...   $   501,911
    920,000 Queensland Treasury
             Corporation, Global,
            8.000% due 05/14/2003...       648,259
                                       -----------
                                         1,150,170
                                       -----------
  Canada -- 2.7% (CAD)
    980,000 Government of Canada,
            5.250% due 09/01/2003...       662,257
                                       -----------
  Denmark -- 4.4% (EUR)
            Kingdom of Denmark:
  4,675,000 6.000% due 11/15/2002...       688,651
  2,610,000 5.000% due 08/15/2005...       371,682
                                       -----------
                                         1,060,333
                                       -----------
  France -- 11.7% (EUR)
            Government of France:
    703,000 4.000% due 07/12/2000...       732,376
    714,000 7.000% due 10/12/2000...       772,852
    623,000 5.500% due 04/25/2029...       650,510
    614,000 Obligation Assimilable
             du Tresor,
            5.500% due 04/25/2004...       678,090
                                       -----------
                                         2,833,828
                                       -----------
  Germany -- 13.1% (EUR)
    526,000 Bundesobligation,
            4.500% due 05/17/2002...       556,787
            Bundesrepublik:
    639,000 6.000% due 01/04/2007...       724,562
    400,000 3.750% due 01/04/2009...       389,101
            German Federal Republic:
    447,000 5.125% due 11/21/2000...       473,301
     76,000 5.250% due 02/21/2001...        80,910
    665,000 6.750% due 07/15/2004...       771,927
    153,000 6.000% due 01/05/2006...       173,313
                                       -----------
                                         3,169,901
                                       -----------
  Japan -- 1.8% (GBP)
    250,000 Japan Financial
             Corporation for
             Municipal Enterprises,
            8.375% due 12/07/2006...       441,468
                                       -----------
  Netherlands -- 3.4% (EUR)
    730,000 Dutch Government,
            6.000% due 01/15/2006...       825,716
                                       -----------
  Spain -- 3.3% (EUR)
    760,000 Government of Spain,
            4.500% due 07/30/2004...       798,140
                                       -----------
  United Kingdom -- 9.0% (GBP)
    500,000 U.K. Treasury Strip,
            4.656%+ to 4.920%+ due
             12/07/1999.............       771,573
            U.K. Treasury:
    440,000 7.000% due 06/07/2002...       722,678
    405,000 6.500% due 12/07/2003...       683,292
                                       -----------
                                         2,177,543
                                       -----------
  United States -- 41.2% (USD)
    830,000 Federal National
             Mortgage Association,
            4.625% due 10/15/2001...       809,488
    320,000 U.S. Treasury Bill,
            4.432%+ due 09/16/1999..       316,858
            U.S. Treasury Notes:
    680,000 4.625% due 11/30/2000...       672,880
    350,000 5.500% due 12/31/2000...       350,347
    600,000 6.375% due 09/30/2001...       609,252

 Principal                                                              Value
   Amount                                                             (Note 1)
 ---------                                                            --------
  United States -- (Continued)
 $  500,000 4.250% due 11/15/2003.................................   $   470,965
  1,000,000 7.250% due 08/15/2004.................................     1,060,670
    760,000 5.875% due 11/15/2005.................................       758,138
  1,030,000 7.000% due 07/15/2006.................................     1,091,419
    940,000 6.500% due 10/15/2006.................................       970,663
    930,000 5.500% due 02/15/2008.................................       904,453
    580,000 5.625% due 05/15/2008.................................       568,272
    580,000 4.750% due 11/15/2008.................................       532,463
    810,000 U.S. Treasury Bond,
            7.500% due 11/15/2016.................................       912,595
                                                                     -----------
                                                                      10,028,463
                                                                     -----------
            Total Government Bonds
             (Cost $24,244,112)...................................    23,147,819
                                                                     -----------

TOTAL INVESTMENTS (Cost $24,244,112*).......................  95.3%  23,147,819
OTHER ASSETS AND LIABILITIES (Net)..........................   4.7    1,139,003
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $24,286,822
                                                             =====  ===========

-------------
*Aggregate cost for Federal tax purposes.
+Annualized yield at date of purchase.


                               Glossary of Terms
          AUD -- Australian Dollar
          CAD -- Canadian Dollar
          EUR -- European Monetary Unit
          GBP -- Great British Pound Sterling
          USD -- United States Dollar

                              SCHEDULE OF FORWARD
                      FOREIGN CURRENCY EXCHANGE CONTRACTS

               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO BUY

                    Contracts to Receive
               ------------------------------------                       Unrealized
Expiration          Local            In Exchange        Value in        Appreciation/
   Date           Currency           For U.S. $          U.S. $         (Depreciation)
----------        --------           -----------       ----------       --------------
08/27/1999     CAD     171,000       $1,172,840        $1,161,487          $(11,353)
08/23/1999     EMU     850,984          910,000           880,443           (29,557)
08/11/1999     GBP 283,000,000        2,371,525         2,354,518           (17,007)
                                                                           --------
                                                                           $(57,917)
                                                                           --------

              FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL

                    Contracts to Deliver
               ------------------------------------                       Unrealized
Expiration          Local            In Exchange        Value in        Appreciation/
   Date           Currency           For U.S. $          U.S. $         (Depreciation)
----------        --------           -----------       ----------       --------------
08/23/1999     EMU   2,200,000       $2,362,206        $2,276,157          $ 86,049
                                                                           --------
Net Unrealized Appreciation of Forward Foreign Exchange
 Contracts................................................                 $ 28,131
                                                                           ========

                       See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                              Total Return Series

                           June 30, 1999 (Unaudited)

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                             --------

 COMMON STOCKS -- 52.0%
  Aerospace/Defense -- 2.5%
     131,500 AlliedSignal, Inc...................................   $  8,284,500
      33,200 Lockheed Martin Corporation.........................      1,236,700
      42,759 Raytheon Company, Class A...........................      2,945,026
      19,100 Raytheon Company, Class B...........................      1,344,163
      17,800 United Technologies Corporation.....................      1,276,038
                                                                    ------------
                                                                      15,086,427
                                                                    ------------
  Auto Related -- 0.7%
      86,200 Delphi Automotive Systems Corporation...............      1,600,087
      49,900 Ford Motor Company..................................      2,816,231
                                                                    ------------
                                                                       4,416,318
                                                                    ------------
  Banks -- 2.8%
     123,300 Bank of New York Company, Inc.......................      4,523,569
     120,600 Mellon Bank Corporation.............................      4,386,825
       6,800 National City Corporation...........................        445,400
      74,600 PNC Bank Corporation................................      4,298,825
      81,300 Wells Fargo Company+................................      3,475,575
                                                                    ------------
                                                                      17,130,194
                                                                    ------------
  Chemicals -- 1.7%
      68,800 Akzo Nobel N.V......................................      2,892,234
      15,200 The Dow Chemical Company............................      1,928,500
      99,000 Engelhard Corporation...............................      2,239,875
      70,800 Rohm and Haas Company...............................      3,035,550
                                                                    ------------
                                                                      10,096,159
                                                                    ------------
  Computer Industry -- 1.3%
      39,300 Hewlett-Packard Company.............................      3,949,650
      33,000 International Business Machines Corporation.........      4,265,250
                                                                    ------------
                                                                       8,214,900
                                                                    ------------
  Consumer Products -- 0.5%
      63,000 Fortune Brands, Inc.................................      2,606,625
      25,000 The Sherwin-Williams Company........................        693,750
                                                                    ------------
                                                                       3,300,375
                                                                    ------------
  Electrical Products -- 0.8%
      72,500 Emerson Electric Company............................      4,558,437
       9,700 Hubbell, Inc., Class B..............................        440,138
                                                                    ------------
                                                                       4,998,575
                                                                    ------------
  Entertainment -- 2.3%
      48,900 Disney (Walt) Company...............................      1,506,731
      56,300 Gannett, Inc. ......................................      4,018,412
      61,000 New York Times Company, Class A.....................      2,245,563
      83,300 Time Warner, Inc....................................      6,122,550
                                                                    ------------
                                                                      13,893,256
                                                                    ------------
  Financial Services -- 2.5%
      35,200 American Express Company............................      4,580,400
      81,450 Citigroup Inc.......................................      3,868,875
      75,700 Edwards (A.G.), Inc.................................      2,441,325
      43,900 Federal Home Loan Mortgage Corporation..............      2,546,200
       3,500 Federated Investors, Inc., Class B..................         62,781
      15,000 Morgan Stanley Dean Witter & Company................      1,537,500
      10,000 Washington Mutual, Inc..............................        353,750
                                                                    ------------
                                                                      15,390,831
                                                                    ------------
  Food and Beverages -- 2.0%
     205,560 Archer-Daniels-Midland Company......................      3,173,332
      38,200 General Mills, Inc. ................................      3,070,325
      18,300 Hershey Foods Corporation...........................      1,086,563
      24,300 McCormick & Company, Inc.+..........................        766,969

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                             --------

  Food and Beverages -- (Continued)
       2,125 Nestle SA...........................................   $  3,826,503
       4,200 The Quaker Oats Company.............................        278,775
                                                                    ------------
                                                                      12,202,467
                                                                    ------------
  Health Care -- 0.4%
      13,400 Baxter International, Inc.+.........................        812,375
      77,400 Columbia/HCA Healthcare Corporation+................      1,765,687
                                                                    ------------
                                                                       2,578,062
                                                                    ------------
  Hotels/Resorts -- 0.2%
      24,000 MGM Grand, Inc.+....................................      1,176,000
                                                                    ------------
  Insurance -- 6.4%
      79,900 Allstate Corporation+...............................      2,866,412
      13,200 American International Group, Inc...................      1,545,225
      67,500 Chubb Corporation+..................................      4,691,250
      52,700 CIGNA Corporation...................................      4,690,300
      98,300 Equitable Companies, Inc.+..........................      6,586,100
      91,600 The Hartford Financial Services Group, Inc..........      5,341,425
      33,650 Jefferson-Pilot Corporation.........................      2,227,209
     124,400 Lincoln National Corporation........................      6,507,675
      57,400 ReliaStar Financial Corporation.....................      2,511,250
      72,700 The St. Paul Companies, Inc ........................      2,312,769
       4,100 Torchmark Corporation...............................        139,913
                                                                    ------------
                                                                      39,419,528
                                                                    ------------
  Manufacturing -- 1.2%
       6,900 General Electric Company............................        779,700
      30,000 The Stanley Works...................................        965,625
      76,500 TRW, Inc............................................      4,197,938
      13,903 Tyco International, Ltd.............................      1,317,309
                                                                    ------------
                                                                       7,260,572
                                                                    ------------
  Metals and Mining -- 0.3%
      26,500 Alcoa, Inc .........................................      1,639,687
                                                                    ------------
  Office Equipment and Supplies -- 0.8%
       6,000 Eastman Kodak Company...............................        406,500
      81,200 Xerox Corporation...................................      4,795,875
                                                                    ------------
                                                                       5,202,375
                                                                    ------------
  Oil and Gas -- 8.3%
      21,000 Apache Corporation..................................        819,000
      98,771 BP Amoco Plc, ADR...................................     10,716,653
      27,200 Chevron Corporation.................................      2,589,100
     167,200 Coastal Corporation.................................      6,688,000
      61,150 Columbia Energy Group...............................      3,833,341
      80,600 Conoco, Inc., Class A...............................      2,246,725
      89,700 CONSOL Energy Inc.+.................................      1,076,400
      42,000 Duke Energy Corporation.............................      2,283,750
      17,700 Exxon Corporation...................................      1,365,112
      35,500 Halliburton Company.................................      1,606,375
      42,900 Mobil Corporation...................................      4,247,100
      20,000 National Fuel Gas Company...........................        970,000
     164,700 Noble Drilling Corporation+.........................      3,242,531
      41,000 Royal Dutch Petroleum Company.......................      2,470,250
      67,800 Sonat Inc...........................................      2,245,875
      33,700 Texaco, Inc ........................................      2,106,250
      65,400 Unocal Corporation..................................      2,591,475
                                                                    ------------
                                                                      51,097,937
                                                                    ------------
  Paper and Forest Products -- 1.9%
      47,100 Bowater, Inc .......................................      2,225,475
      63,800 Champion International Corporation+.................      3,054,425
      28,700 International Paper Company.........................      1,449,350
      45,000 Kimberly-Clark Corporation..........................      2,565,000
      34,300 Weyerhaeuser Company................................      2,358,125
                                                                    ------------
                                                                      11,652,375
                                                                    ------------

                       See Notes to Financial Statements.

                                 The GCG Trust
                              Total Return Series

                           June 30, 1999 (Unaudited)

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                             --------

 COMMON STOCKS -- (Continued)
  Pharmaceuticals -- 1.4%
      37,000 American Home Products Corporation..................   $  2,127,500
      16,700 Bristol-Myers Squibb Company+.......................      1,176,306
      42,000 Pharmacia & Upjohn, Inc. ...........................      2,386,125
      46,100 Smithkline Beecham Plc, ADR.........................      3,045,481
                                                                    ------------
                                                                       8,735,412
                                                                    ------------
  Real Estate Investment Trust -- 0.3%
      12,800 Boston Properties, Inc. ............................        459,200
      45,500 TriNet Corporate Realty Trust, Inc. ................      1,259,781
                                                                    ------------
                                                                       1,718,981
                                                                    ------------
  Restaurants -- 1.0%
     150,300 McDonald's Corporation..............................      6,209,269
                                                                    ------------
  Retail -- 0.8%
      76,300 Dayton Hudson Corporation...........................      4,959,500
                                                                    ------------
  Semiconductors -- 0.9%
      60,900 Motorola, Inc. .....................................      5,770,275
                                                                    ------------
  Supermarket Chains -- 0.5%
      50,652 Albertson's, Inc.+..................................      2,611,744
      10,000 The Kroger Co. .....................................        279,375
                                                                    ------------
                                                                       2,891,119
                                                                    ------------
  Telecommunications -- 5.7%
      20,000 ALLTEL Corporation..................................      1,430,000
      55,850 AT&T Corporation....................................      3,117,128
      32,400 Bell Atlantic Corporation...........................      2,118,150
     145,400 GTE Corporation.....................................     11,014,050
      47,000 MediaOne Group, Inc. ...............................      3,495,625
     107,566 SBC Communications, Inc. ...........................      6,238,828
      83,000 Sprint Corporation..................................      4,383,438
      38,900 Telephone & Data Systems, Inc. .....................      2,842,131
                                                                    ------------
                                                                      34,639,350
                                                                    ------------
  Tobacco -- 0.2%
      34,650 Philip Morris Companies, Inc........................      1,392,497
                                                                    ------------
  Transportation -- 0.7%
      45,100 Burlington Northern Santa Fe Corporation............      1,398,100
      15,900 Canadian National Railway Company...................      1,065,300
      51,900 Norfolk Southern Corporation+.......................      1,563,488
                                                                    ------------
                                                                       4,026,888
                                                                    ------------
  Utilities -- 3.8%
      75,200 Carolina Power & Light Company......................      3,219,500
      56,700 CMS Energy Corporation..............................      2,374,312
      70,700 Eastern Enterprises.................................      2,810,325
      50,000 FirstEnergy Corporation.............................      1,550,000
      56,300 GPU, Inc.+..........................................      2,375,156
      21,400 PacifiCorp..........................................        393,225
      46,400 Sempra Energy.......................................      1,049,800
      38,300 Sierra Pacific Resources............................      1,393,163
      88,500 Southern Company+...................................      2,345,250
      69,700 Pinnacle West Capital Corporation...................      2,805,425
      31,400 Texas Utilities Company.............................      1,295,250
      26,600 UGI Corporation.....................................        536,988
      47,000 Washington Gas Light Company........................      1,222,000
                                                                    ------------
                                                                      23,370,394
                                                                    ------------
  Waste Disposal -- 0.1%
       6,800 Browning-Ferris Industries, Inc.....................        292,400
                                                                    ------------
             Total Common Stocks
              (Cost $277,713,746)................................    318,762,123
                                                                    ------------

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                             --------

 PREFERRED STOCKS -- 2.4%
  Financial Services -- 1.3%
      81,900 Lincoln National Corporation........................   $  2,226,656
       8,000 NB Capital Corporation..............................        201,000
      33,700 Newell Financial Trust I............................      1,887,200
      21,600 Newell Financial Trust I**..........................      1,209,600
      47,600 Union Pacific Capital Trust.........................      2,528,750
                                                                    ------------
                                                                       8,053,206
                                                                    ------------
  Containers -- 0.1%
      10,800 Owens-Illinois Inc..................................        472,500
                                                                    ------------
  Oil and Gas -- 0.1%
       8,900 Apache Corporation..................................        329,300
                                                                    ------------
  Retail -- 0.3%
       7,400 CVS Corporation.....................................        674,325
      20,100 Seagram Company Ltd.................................      1,003,744
                                                                    ------------
                                                                       1,678,069
                                                                    ------------
  Utilities -- 0.6%
      43,600 El Paso Energy Capital Trust Inc....................      2,158,200
      32,300 Texas Utilities Company.............................      1,776,500
                                                                    ------------
                                                                       3,934,700
                                                                    ------------
             Total Preferred Stocks
              (Cost $13,755,431).................................     14,467,775
                                                                    ------------
  Principal
   Amount
  ---------

 CORPORATE BONDS AND NOTES -- 21.0%
  Aerospace/Defense -- 0.1%
 $   600,000 BE Aerospace, Inc.,
             8.000% due 03/01/2008...............................        564,000
             Jett Equipment Trust:
      50,000 9.410% due 06/15/2010...............................         55,326
      45,622 8.640% due 11/01/2012...............................         48,321
      10,000 10.690% due 11/01/2013..............................         12,111
                                                                    ------------
                                                                         679,758
                                                                    ------------
  Airlines -- 1.1%
   1,776,000 Atlas Air, Inc.,
             7.200% due 01/02/2019...............................      1,700,946
             Continental Airlines, Inc.:
       5,000 9.500% due 12/15/2001...............................          5,263
      93,053 9.500% due 10/15/2013...............................        104,047
      23,249 10.220% due 07/02/2014..............................         25,428
     250,000 6.545% due 02/02/2019...............................        237,978
   1,237,184 6.648% due 03/15/2019...............................      1,200,204
   1,100,000 7.256% due 03/15/2020...............................      1,116,423
             Northwest Airlines:
     312,000 7.625% due 03/15/2005...............................        287,040
     150,000 8.700% due 03/15/2007...............................        147,639
     649,000 7.575% due 03/01/2019...............................        650,220
   1,500,000 6.810% due 02/01/2020...............................      1,447,178
                                                                    ------------
                                                                       6,922,366
                                                                    ------------
  Apparel and Textiles -- 0.2%
             Jones Apparel:
      84,000 6.250% due 10/01/2001...............................         82,215
     536,000 7.875% due 06/15/2006...............................        538,378
             Tommy Hilfiger USA, Inc.:
     252,000 6.500% due 06/01/2003...............................        244,859
     190,000 6.850% due 06/01/2008...............................        177,875
                                                                    ------------
                                                                       1,043,327
                                                                    ------------

                       See Notes to Financial Statements.

                                 The GCG Trust
                              Total Return Series

                           June 30, 1999 (Unaudited)

  Principal                                                            Value
   Amount                                                             (Note 1)
  ---------                                                           --------

 CORPORATE BONDS AND NOTES -- (Continued)
  Auto Related -- 0.9%
             Ford Motor Credit Company:
 $ 1,840,000 5.750% due 02/23/2004...............................   $  1,774,459
   3,435,000 5.800% due 01/12/2009...............................      3,149,208
     280,000 8.900% due 01/15/2032...............................        324,414
                                                                    ------------
                                                                       5,248,081
                                                                    ------------
  Banks -- 1.0%
   1,280,000 Beaver Valley II Funding Corporation,
             9.000% due 06/01/2017...............................      1,337,600
   1,685,000 Colonial Bank,
             8.000% due 03/15/2009...............................      1,612,375
     100,000 Colonial Capital II,
             8.920% due 01/15/2027...............................         91,528
     300,000 Comed Financing II,
             8.500% due 01/15/2027...............................        300,411
     170,000 First Empire Capital Trust I,
             8.234% due 02/01/2027...............................        168,864
     338,150 GG1B Funding Corporation,
             7.430% due 01/15/2011...............................        336,218
     130,000 Golden State Holdings,
             7.125% due 08/01/2005...............................        125,358
      31,000 Midland Funding Corporation II,
             11.750% due 07/23/2005..............................         34,660
             Providian National Bank:
     300,000 6.700% due 03/15/2003...............................        294,536
   1,800,000 6.650% due 02/01/2004...............................      1,751,337
             Riggs National Corporation:
     100,000 8.500% due 02/01/2006...............................        104,264
     225,000 9.650% due 06/15/2009...............................        220,304
                                                                    ------------
                                                                       6,377,455
                                                                    ------------
  Broadcasting, Radio and Television -- 0.5%
   1,000,000 Century Communications, Inc.,
             Zero Coupon due 01/15/2008..........................        450,000
     250,000 Chancellor Media Corporation,
             8.750% due 06/15/2007...............................        250,312
     300,000 Frontiervision Operating Partners, L.P.,
             11.000% due 10/15/2006..............................        328,500
   2,224,000 Hearst-Argyle Television, Inc.,
             7.500% due 11/15/2027...............................      2,124,600
                                                                    ------------
                                                                       3,153,412
                                                                    ------------
  Building and Construction -- 0.3%
   1,700,000 McDermott, Inc.,
             9.375% due 03/15/2002...............................      1,776,235
                                                                    ------------
  Chemicals -- 0.4%
   2,090,000 Lyondell Chemical Company,
             9.625% due 05/01/2007...............................      2,157,925
                                                                    ------------
  Computer Industry -- 0.2%
     920,000 LSI Logic Corporation,
             4.250% due 03/15/2004**.............................      1,506,500
                                                                    ------------
  Entertainment -- 0.8%
     100,000 Circus Circus Enterprise,
             6.700% due 11/15/2096...............................         94,227
             Time Warner Entertainment:
   4,130,000 6.100% due 12/30/2001...............................      4,093,507
     630,000 10.150% due 05/01/2012..............................        772,860
     106,000 8.375% due 03/15/2023...............................        115,017
                                                                    ------------
                                                                       5,075,611
                                                                    ------------

  Principal                                                            Value
   Amount                                                             (Note 1)
  ---------                                                           --------

  Financial Services -- 4.3%
 $ 1,171,000 Ahold Finance USA, Inc.,
             6.250% due 05/01/2009...............................   $  1,106,374
             Aristar, Inc.:
     716,000 5.850% due 01/27/2004...............................        692,171
     392,000 7.250% due 06/15/2006...............................        393,989
             Associates Corporation North America:
   3,180,000 5.750% due 11/01/2003...............................      3,084,218
   1,361,000 5.500% due 02/15/2004...............................      1,301,019
             AT&T Capital Corporation:
     500,000 7.500% due 11/15/2000...............................        503,140
     531,000 6.250% due 05/15/2001...............................        522,684
   3,390,000 Bell Atlantic Financial Services,
             4.250% due 09/15/2005...............................      3,466,275
     100,000 Capital One Financial Corporation,
             7.250% due 12/01/2003...............................         98,756
     430,000 Conseco, Inc.,
             6.400% due 06/15/2001...............................        420,415
     510,000 Countrywide Home Loan,
             6.250% due 04/15/2009...............................        470,527
   1,250,000 Criimi Mae Commercial Mortgage Trust,
             7.000% due 03/02/2011...............................      1,099,860
     665,000 Finova Capital Corporation,
             6.125% due 03/15/2004...............................        647,630
     859,000 General Motors Acceptance Corporation:
     859,000 6.150% due 04/05/2007...............................        820,345
     423,000 6.750% due 05/01/2028...............................        387,751
             GS Escrow Corporation:
   1,211,000 6.750% due 08/01/2001...............................      1,198,890
   3,868,000 7.125% due 08/01/2005...............................      3,742,290
   3,000,000 Goldman Sachs Group, L.P.,
             5.900% due 01/15/2003...............................      2,926,737
     801,000 Green Tree Acceptance Corporation,
             10.250% due 06/01/2002..............................        833,903
     220,000 Midamerican Funding, LLC,
             5.850% due 03/01/2001**.............................        218,621
     380,000 Providian Capital I,
             9.525% due 02/01/2027...............................        352,658
      20,000 Salton Sea Funding Corporation,
             7.370% due 05/30/2005...............................         20,000
     800,000 Seacor Smit, Inc.,
             7.840% due 05/30/2010...............................        807,518
     793,000 SunAmerica Institutional Funding,
             5.750% due 02/16/2009...............................        755,253
     250,000 Washington Mutual Capital I,
             8.375% due 06/01/2027...............................        254,321
                                                                    ------------
                                                                      26,125,345
                                                                    ------------
  Food & Beverages -- 0.0%#
     165,000 Nabisco, Inc.,
             6.375% due 02/01/2035...............................        157,928
                                                                    ------------
  Forest and Paper Products -- 0.3%
             Georgia Pacific Corporation:
      10,000 9.875% due 11/01/2021...............................         10,875
   1,000,000 9.500% due 05/15/2022...............................      1,061,222
     833,000 7.250% due 06/01/2028...............................        780,073
     250,000 U.S. Timberlands Company, L.P.,
             9.625% due 11/15/2007...............................        250,000
                                                                    ------------
                                                                       2,102,170
                                                                    ------------
  Healthcare -- 0.1%
     275,000 Bausch & Lomb, Inc.:
             6.500% due 08/01/2005...............................        261,937
     580,000 Healthsouth Corporation,
             3.250% due 04/01/2003...............................        487,925
                                                                    ------------
                                                                         749,862
                                                                    ------------

                       See Notes to Financial Statements.

                                 The GCG Trust
                              Total Return Series

                           June 30, 1999 (Unaudited)

  Principal                                                            Value
   Amount                                                             (Note 1)
  ---------                                                           --------

 CORPORATE BONDS AND NOTES -- (Continued)
  Industrial -- 1.6%
 $ 2,602,000 AFLAC, Inc,
             6.500% due 04/15/2009**.............................   $  2,462,514
             Federal-Mogul Corporation:
     375,000 7.500% due 07/01/2004...............................        364,501
     770,000 7.750% due 07/01/2006...............................        736,667
     895,000 7.500% due 01/15/2009**.............................        826,210
     357,000 News America, Inc.,
             6.703% due 05/21/2004...............................        356,510
     300,000 Nortek, Inc.,
             9.250% due 03/15/2007...............................        301,500
     250,000 Outdoor Systems, Inc.,
             8.875% due 06/15/2007...............................        261,875
   1,095,000 Protection One Alarm,
             7.375% due 08/15/2005**.............................      1,052,569
             Seagram, J. & Sons,
   1,042,000 5.790% due 04/15/2001...............................      1,028,611
   1,355,000 6.400% due 12/15/2003...............................      1,334,644
     542,000 TRW, Inc.,
             7.125% due 06/01/2009**.............................        529,479
     270,000 UPM-Kymmene Corporation,
             7.450% due 11/26/2027**.............................        257,315
                                                                    ------------
                                                                       9,512,395
                                                                    ------------
  Insurance -- 0.2%
     356,000 Atlantic Mutual Insurance Company,
             8.150% due 02/15/2028**.............................        292,284
   1,400,000 Loews Corporation,
             3.125% due 09/15/2007...............................      1,132,250
                                                                    ------------
                                                                       1,424,534
                                                                    ------------
  Metals and Mining -- 0.0%#
     205,000 Ultramar Diamond Company,
             7.200% due 10/15/2017...............................        192,569
                                                                    ------------
  Office Equipment -- 0.4%
             Xerox Corporation:
   1,220,000 0.570% due 04/21/2018**.............................        756,400
   2,220,000 0.570% due 04/21/2018...............................      1,409,700
                                                                    ------------
                                                                       2,166,100
                                                                    ------------
  Oil & Gas -- 1.6%
             Coastal Corporation:
   1,258,000 6.200% due 05/15/2004...............................      1,230,967
   2,000,000 6.375% due 02/01/2009...............................      1,880,968
     682,000 Entergy Mississippi, Inc.,
             6.200% due 05/01/2004...............................        667,508
     476,000 Husky Oil Ltd.,
             8.900% due 08/15/2028...............................        461,528
     993,000 Northern Natural Gas,
             7.000% due 06/01/2011**.............................        970,658
     580,000 Occidental Petroleum,
             10.125% due 11/15/2001..............................        620,425
   3,171,000 Phillips Petroleum Company,
             7.000% due 03/30/2029...............................      2,977,464
     121,000 Seagull Energy,
             7.500% due 09/15/2027...............................        100,448
     650,000 Tennessee Gas Pipeline Company,
             7.625% due 04/01/2037...............................        640,462
     100,000 Texas Gas Transmission, Inc.,
             7.250% due 07/15/2027...............................         95,381
                                                                    ------------
                                                                       9,645,809
                                                                    ------------

  Principal                                                            Value
   Amount                                                             (Note 1)
  ---------                                                           --------

  Retail -- 1.1%
 $   275,000 Dillards, Inc.,
             7.130% due 08/01/2018...............................   $    257,878
     105,000 Lowe's Companies, Inc.,
             6.875% due 02/15/2028...............................         98,917
   1,615,000 Federated Department Stores:
             8.500% due 06/15/2003...............................      1,712,281
             6.300% due 04/01/2009**.............................        183,247
     947,000 Rite Aid Corporation,
             6.000% due 10/01/2003**.............................        907,615
             Saks, Inc.:
     562,000 7.250% due 12/01/2004...............................        563,803
   2,825,000 8.250% due 11/15/2008...............................      2,944,958
                                                                    ------------
                                                                       6,668,699
                                                                    ------------
  Telecommunications -- 1.8%
   1,110,000 Cable & Wireless Communications,
             6.625% due 03/06/2005...............................      1,084,415
   1,549,000 Comcast Corporation,
             9.125% due 10/15/2006...............................      1,634,195
     808,000 CSC Holdings, Inc.,
             7.625% due 07/15/2018...............................        752,450
             MCI Worldcom, Inc.:
     200,000 8.875% due 01/15/2006...............................        212,273
   1,290,000 9.650% due 03/31/2027...............................      1,483,799
     924,000 6.950% due 08/15/2028...............................        873,613
             Qwest Communications International,
     995,000 7.500% due 11/01/2008...............................        968,881
             Sprint Capital Corporation:
     787,000 5.875% due 05/01/2004...............................        759,288
     802,000 6.375% due 05/01/2009...............................        759,806
   2,211,000 6.900% due 05/01/2019...............................      2,062,942
     490,000 Telecom De Puerto Rico,
             6.650% due 05/15/2006**.............................        482,971
                                                                    ------------
                                                                      11,074,633
                                                                    ------------
  Transportation -- 0.3%
     757,000 Amerco,
             7.850% due 05/15/2003...............................        753,293
     789,000 Lear Corporation,
             7.960% due 05/15/2005**.............................        770,381
     222,000 Union Pacific Corporation,
             6.340% due 11/25/2003...............................        216,796
                                                                    ------------
                                                                       1,740,470
                                                                    ------------
  Utilities -- 3.8%
   2,000,000 AEP Generating Company,
             9.810% due 12/07/2022...............................      2,331,174
   2,400,000 CE Generation LLC,
             7.416% due 12/15/2018**.............................      2,328,950
             Cleveland Electric Illuminating Company:
     300,000 7.880% due 11/01/2017...............................        307,481
     700,000 9.000% due 07/01/2023...............................        738,106
             CMS Energy Corporation:
     621,000 8.000% due 07/01/2001...............................        619,847
   1,700,000 6.750% due 01/15/2004...............................      1,608,781
   2,050,000 7.500% due 01/15/2009...............................      1,911,477
             Connecticut Light & Power Company:
   1,000,000 8.590% due 06/05/2003**.............................      1,006,170
     415,000 7.875% due 10/01/2024...............................        425,331
     140,000 El Paso Electric Company,
             8.900% due 02/01/2006...............................        150,248
     760,000 Empresa Nacional de Electricidad,
             7.600% due 04/30/2001**.............................        724,850

                       See Notes to Financial Statements.

                                 The GCG Trust
                              Total Return Series

                           June 30, 1999 (Unaudited)

  Principal                                                            Value
   Amount                                                             (Note 1)
  ---------                                                           --------

 CORPORATE BONDS AND NOTES -- (Continued)
  Utilities -- (Continued)
 $ 3,285,000 Marlin Water Trust,
             7.090% due 12/15/2001**.............................   $  3,300,817
             MidAmerican Energy Holdings:
      15,000 7.230% due 09/15/2005...............................         14,969
       5,000 7.520% due 09/15/2008...............................          5,004
     410,000 8.480% due 09/15/2028...............................        437,408
     100,000 Oryx Energy Company,
             8.375% due 07/15/2004...............................        105,803
             Niagara Mohawk Power Corporation:
     283,000 7.750% due 05/15/2006...............................        295,411
   2,200,000 8.500% due 07/01/2010...............................      1,659,141
     368,000 8.770% due 01/01/2018...............................        390,223
     270,000 8.750% due 04/01/2022...............................        288,583
      90,000 8.500% due 07/01/2023...............................         95,941
     101,000 North Atlantic Energy Corporation,
             9.050% due 06/01/2002...............................        102,817
     180,059 Northeast Utilities Corporation,
             8.580% due 12/01/2006...............................        179,160
     862,166 Seabrook Station -- Unit 1,
             7.830% due 01/02/2019...............................        839,969
   1,238,000 Toledo Edison Company,
             7.875% due 08/01/2004...............................      1,269,535
      10,000 Utilicorp United, Inc.,
             8.450% due 11/15/1999...............................         10,076
   1,028,104 Waterford 3 Funding Corporation,
             8.090% due 01/02/2017...............................      1,027,977
     987,000 Western Massachusetts El Service,
             7.375% due 07/01/2001...............................        990,866
                                                                    ------------
                                                                      23,166,115
                                                                    ------------
             Total Corporate Bonds and Notes
              (Cost $132,879,549)................................    128,667,299
                                                                    ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%
     825,000 American Express Credit Account Master,
             5.600% due 11/15/2006...............................        799,219
     517,207 Beneficial Mortgage Corporation,
             5.038% due 09/28/2037...............................        515,267
      95,419 BCF L.L.C.,
             7.750% due 09/25/2026**.............................         90,350
     327,000 Illinois Power Special Purpose Trust,
             5.260% due 06/25/2003...............................        324,266
             Residential Accredit Loans, Inc.:
   1,000,000 7.000% due 03/25/2028...............................        997,922
   1,625,000 6.750% due 10/25/2028...............................      1,563,957
                                                                    ------------
             Total Collateralized Mortgage Obligations
              (Cost $4,410,494)..................................      4,290,981
                                                                    ------------
 U.S. GOVERNMENT AGENCY SECURITIES -- 5.8%
  Federal Home Loan Bank (FHLB) -- 0.2%
   1,475,000 5.700%++ due 03/03/2009.............................      1,366,219
                                                                    ------------
  Federal Home Loan Mortgage Corporation (Gold) (FHLMC) -- 1.6%
   1,896,470 Pool #C24456
             6.500% due 04/01/2029...............................      1,834,228
   1,995,031 Pool #C24344
             6.500% due 04/01/2029...............................      1,929,554
   1,996,063 Pool #C24683
             6.500% due 04/01/2029...............................      1,930,552
   3,896,742 Pool #C26854
             6.500% due 05/01/2029...............................      3,781,242
                                                                    ------------
                                                                       9,475,576
                                                                    ------------

  Principal                                                            Value
   Amount                                                             (Note 1)
  ---------                                                           --------

  Federal National Mortgage Association (FNMA) -- 1.1%
 $ 1,270,000 Pool #252571
             5.722% due 03/01/2009...............................   $  1,232,298
     492,063 Pool #251618
             6.500% due 11/01/2028...............................        475,299
     301,089 Pool #440692
             6.500% due 11/01/2028...............................        290,831
     319,915 Pool #443615
             6.500% due 11/01/2028...............................        309,015
   1,396,139 Pool #446373
             6.500% due 11/01/2028...............................      1,348,573
     326,046 Pool #452026
             6.500% due 12/01/2028...............................        314,938
   2,854,534 Pool #454393
             7.000% due 06/01/2029...............................      2,836,693
                                                                    ------------
                                                                       6,807,647
                                                                    ------------
  Government National Mortgage Association (GNMA) -- 2.9%
     654,671 Pool #780598
             7.500% due 12/15/2023...............................        662,036
     168,587 Pool #1995-4
             8.000% due 06/20/2025...............................        170,017
     117,048 Pool #353404
             7.500% due 09/15/2025...............................        118,291
     594,606 Pool #414736
             7.500% due 11/15/2025...............................        600,921
      83,648 Pool #417340
             7.500% due 04/15/2026...............................         84,536
     157,933 Pool #423906
             7.500% due 07/15/2026...............................        159,610
      21,311 Pool #432725
             8.000% due 07/15/2026...............................         21,903
     319,100 Pool #436405
             8.000% due 07/15/2026...............................        327,974
      13,402 Pool #436440
             7.500% due 08/15/2026...............................         13,544
     225,416 Pool #433213
             7.500% due 09/15/2026...............................        227,810
   1,431,524 Pool #431365
             7.500% due 10/15/2026...............................      1,446,727
     317,205 Pool #409052
             7.500% due 10/15/2026...............................        320,573
     266,814 Pool #433128
             7.500% due 10/15/2026...............................        269,647
      24,426 Pool #442177
             8.000% due 12/15/2026...............................         25,106
     606,977 Pool #780498
             7.500% due 01/15/2027...............................        613,806
     589,753 Pool #439051
             7.500% due 02/15/2027...............................        596,017
      28,252 Pool #432446
             7.500% due 04/15/2027...............................         28,552
     222,743 Pool #780546
             7.500% due 04/15/2027...............................        225,248
     732,473 Pool #426435
             7.500% due 05/15/2027...............................        740,252
     153,433 Pool #418877
             7.500% due 05/15/2027...............................        155,062
      79,567 Pool #439558
             7.500% due 05/15/2027...............................         80,412
     411,925 Pool #411815
             8.000% due 07/15/2027...............................        423,381
     444,256 Pool #448957
             7.500% due 09/15/2027...............................        448,974
     143,782 Pool #455301
             7.500% due 09/15/2027...............................        145,309

                       See Notes to Financial Statements.

                                 The GCG Trust
                              Total Return Series

                           June 30, 1999 (Unaudited)

  Principal                                                            Value
   Amount                                                             (Note 1)
  ---------                                                           --------

 U.S. GOVERNMENT AGENCY SECURITIES -- (Continued)
  Government National Mortgage Association (GNMA) -- (Continued)
 $   298,024 Pool #427811
             7.500% due 11/15/2027...............................   $    301,189
     505,181 Pool #410449
             7.500% due 02/15/2028...............................        510,546
      81,324 Pool #458872
             7.000% due 03/15/2028...............................         80,333
      53,810 Pool #460810
             7.000% due 04/15/2028...............................         53,154
   1,391,770 Pool #467737
             7.000% due 04/15/2028...............................      1,374,804
     274,681 Pool #480413
             7.000% due 07/15/2028...............................        271,333
     649,398 Pool #480776
             7.000% due 07/15/2028...............................        641,481
     402,000 Pool #468129
             7.000% due 08/15/2028...............................        397,839
     777,213 Pool #450368
             7.000% due 08/15/2028...............................        769,169
   1,675,893 Pool #486467
             7.000% due 08/15/2028...............................      1,655,464
   3,108,809 Pool #488484
             6.500% due 12/15/2028...............................      2,994,157
     587,478 Pool #482894
             6.500% due 12/15/2028...............................        565,812
     427,490 Pool #470480
             6.500% due 06/15/2029...............................        411,724
                                                                    ------------
                                                                      17,932,713
                                                                    ------------
             Total U.S. Government Agency Securities
              (Cost $36,576,853).................................     35,582,155
                                                                    ------------
 U.S. TREASURY OBLIGATIONS -- 7.8%
  U.S. Treasury Bonds -- 4.4%
  16,631,000 9.875% due 11/15/2015...............................     22,689,673
   2,850,000 6.125% due 11/15/2027...............................      2,828,882
     383,000 5.500% due 08/15/2028...............................        350,388
   1,377,000 5.250% due 02/15/2029...............................      1,236,381
                                                                    ------------
                                                                      27,105,324
                                                                    ------------
  U.S. Treasury Notes -- 3.4%
  19,000,000 5.250% due 05/31/2001...............................     18,913,740
     473,000 5.250% due 05/15/2004...............................        465,399
   1,300,000 5.250% due 11/15/2028...............................      1,151,371
                                                                    ------------
                                                                      20,530,510
                                                                    ------------
             Total U.S. Treasury Obligations
              (Cost $48,111,314).................................     47,635,834
                                                                    ------------

  Principal                                                            Value
   Amount                                                             (Note 1)
  ---------                                                           --------

 SHORT TERM INVESTMENTS -- 10.6%
  Federal Agricultural Mortgage Corporation (FAMC) -- 3.0%
 $ 9,500,000 4.992%++ due 07/15/1999.............................   $  9,482,045
   8,700,000 4.966%++ due 07/19/1999.............................      8,678,902
                                                                    ------------
                                                                      18,160,947
                                                                    ------------
  Federal Home Loan Mortgage Corporation (FHLMC) -- 4.6%
  28,500,000 3.650%++ due 07/01/1999.............................     28,500,000
                                                                    ------------
  Federal Maritime Commission (FMC) -- 1.5%
   9,500,000 4.878%++ due 07/02/1999.............................      9,498,739
                                                                    ------------
  Federal National Mortgage Association (FNMA) -- 1.5%
   9,000,000 4.928%++ due 07/15/1999.............................      8,983,060
                                                                    ------------
             Total Short Term Investments
              (Cost $65,142,746).................................     65,142,746
                                                                    ------------

TOTAL INVESTMENTS (Cost $578,590,133*)..................... 100.3%  614,548,913
OTHER ASSETS AND LIABILITIES (Net).........................  (0.3)   (1,574,491)
                                                            -----  ------------
NET ASSETS................................................. 100.0% $612,974,422
                                                            =====  ============

-------------
* Aggregate cost for Federal tax purposes.
** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
+ Non-income producing security.
++Annualized yield at date of purchase.
# Amount is less than 0.1%.


                               Glossary of Terms
                      ADR -- American Depository Receipt

                      See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                              Equity Income Series

                           June 30, 1999 (Unaudited)

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                           ------------

 COMMON STOCKS -- 95.6%
 Aerospace/Defense -- 2.0%
     36,800 AlliedSignal, Inc. ..................................   $  2,318,400
     46,000 The Boeing Company...................................      2,032,625
     40,000 Lockheed Martin Corporation..........................      1,490,000
                                                                    ------------
                                                                       5,841,025
                                                                    ------------
 Automotive -- 1.2%
      5,426 Delphi Automotive Systems Corporation................        100,720
     16,800 General Motors Corporation...........................      1,108,800
     68,400 Genuine Parts Company................................      2,394,000
                                                                    ------------
                                                                       3,603,520
                                                                    ------------
 Banks -- 6.6%
     24,300 Bank of America Corporation..........................      1,781,494
     30,700 BankBoston Corporation...............................      1,569,537
     42,600 Bank One Corporation.................................      2,537,363
     24,800 Chase Manhattan Corporation..........................      2,148,300
     20,600 KeyCorp..............................................        661,775
    148,200 Mellon Bank Corporation..............................      5,390,775
     34,700 Mercantile Bancshares Corporation....................      1,227,512
     23,700 National City Corporation............................      1,552,350
     51,000 Wells Fargo Company..................................      2,180,250
                                                                    ------------
                                                                      19,049,356
                                                                    ------------
 Basic Industries -- 1.9%
     60,600 Inco Limited.........................................      1,090,800
     55,300 Newmont Mining Corporation...........................      1,099,087
     21,000 Phelps Dodge Corporation.............................      1,300,687
     36,400 Reynolds Metals Company..............................      2,147,600
                                                                    ------------
                                                                       5,638,174
                                                                    ------------
 Chemicals -- 6.5%
     11,200 Arch Chemicals, Inc. ................................        272,300
     30,900 The Dow Chemical Company.............................      3,920,438
     50,100 Du Pont (E.I.) de Nemours and Company................      3,422,456
     44,500 Great Lakes Chemical Corporation.....................      2,049,781
     68,600 Hercules, Inc. ......................................      2,696,838
     32,500 Imperial Chemical Industries, PLC....................      1,291,875
     40,400 Nalco Chemical Company...............................      2,095,750
     27,300 PPG Industries, Inc. ................................      1,612,406
     68,600 Witco Corporation....................................      1,372,000
                                                                    ------------
                                                                      18,733,844
                                                                    ------------
 Consumer Goods -- Durables -- 2.2%
     45,800 Eastman Kodak Company................................      3,102,950
     36,400 Tupperware Corporation...............................        928,200
     30,700 Whirlpool Corporation................................      2,271,800
                                                                    ------------
                                                                       6,302,950
                                                                    ------------
 Consumer Goods -- Non-Durables -- 3.4%
     72,900 International Flavors & Fragrances, Inc. ............      3,234,938
     60,500 Kimberly-Clark Corporation...........................      3,448,500
     18,733 R.J. Reynolds Tobacco Holdings, Inc.+................        590,100
      4,200 Unilever NV..........................................        292,950
     81,500 UST, Inc. ...........................................      2,383,875
                                                                    ------------
                                                                       9,950,363
                                                                    ------------
 Consumer Services -- 0.7%
     38,900 H & R Block, Inc. ...................................      1,945,000
                                                                    ------------
 Diversified Industrial -- 4.2%
     37,100 American General Corporation.........................      2,796,413
     31,000 Cooper Industries, Inc. .............................      1,612,000
     19,000 General Electric Company.............................      2,147,000
     36,200 Minnesota Mining & Manufacturing Company (3M)........      3,147,138

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                           ------------

 Diversified Industrial -- (Continued)
     39,900 Olin Corporation.....................................   $    526,181
     87,800 Pall Corporation.....................................      1,948,063
                                                                    ------------
                                                                      12,176,795
                                                                    ------------
 Drugs -- 1.8%
     16,500 Merck & Company, Inc. ...............................      1,221,000
     70,500 Pharmacia & Upjohn, Inc. ............................      4,005,281
                                                                    ------------
                                                                       5,226,281
                                                                    ------------
 Electronics -- 1.0%
     32,200 Hubbell, Inc., Class B...............................      1,461,075
     25,700 TRW, Inc. ...........................................      1,410,287
                                                                    ------------
                                                                       2,871,362
                                                                    ------------
 Financial Services -- 5.0%
     82,800 Citigroup, Inc. .....................................      3,933,000
     42,300 Federal National Mortgage Association................      2,892,263
     48,500 Fleet Financial Group, Inc. .........................      2,152,188
     23,000 Morgan (J.P.) & Company..............................      3,231,500
     29,600 Transamerica Corporation.............................      2,220,000
                                                                    ------------
                                                                      14,428,951
                                                                    ------------
 Food and Beverages -- 8.7%
     41,800 Anheuser-Busch Companies, Inc. ......................      2,965,188
     33,600 Brown-Forman Corporation, Class B....................      2,190,300
     36,800 Campbell Soup Company................................      1,706,600
     53,200 General Mills, Inc. .................................      4,275,950
     39,200 H.J. Heinz Company...................................      1,964,900
     27,200 Hershey Foods Corporation............................      1,615,000
     45,300 Kellogg Company......................................      1,494,900
     52,900 McCormick & Company, Inc. ...........................      1,669,656
     56,200 Nabisco Group Holdings Corporation...................      1,099,412
     20,000 PepsiCo, Inc. .......................................        773,750
     77,300 Philip Morris Companies, Inc. .......................      3,106,494
     35,200 The Quaker Oats Company..............................      2,336,400
                                                                    ------------
                                                                      25,198,550
                                                                    ------------
 Insurance -- 3.2%
     23,500 The Chubb Corporation................................      1,633,250
     33,200 Lincoln National Corporation.........................      1,736,775
     52,500 SAFECO Corporation...................................      2,316,563
     78,200 The St. Paul Companies, Inc. ........................      2,487,738
     20,900 XL Capital Ltd., Class A.............................      1,180,850
                                                                    ------------
                                                                       9,355,176
                                                                    ------------
 Leisure Entertainment -- 1.4%
     50,300 Hilton Hotels Corporation............................        713,631
     84,600 Starwood Hotels & Resorts Worldwide, Inc. ...........      2,585,588
     20,800 The Walt Disney Company..............................        640,900
                                                                    ------------
                                                                       3,940,119
                                                                    ------------
 Oil and Gas Extraction -- 1.8%
     80,800 Baker Hughes, Inc. ..................................      2,706,800
     24,500 Phillips Petroleum Company...........................      1,232,656
     38,600 USX-Marathon Group, Inc. ............................      1,256,912
                                                                    ------------
                                                                       5,196,368
                                                                    ------------
 Paper and Forest Products -- 2.6%
     57,000 Consolidated Papers, Inc. ...........................      1,524,750
     44,600 Fort James Corporation...............................      1,689,225
     86,193 International Paper Company..........................      4,352,747
                                                                    ------------
                                                                       7,566,722
                                                                    ------------

                       See Notes to Financial Statements.

                                 The GCG Trust
                              Equity Income Series

                           June 30, 1999 (Unaudited)

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                           ------------

 COMMON STOCKS -- (Continued)
 Petroleum -- 11.4%
     44,200 Amerada Hess Corporation.............................   $  2,629,900
     50,300 Atlantic Richfield Company (ARCO)....................      4,203,194
     44,700 BP Amoco, PLC........................................      4,849,950
     40,900 Chevron Corporation..................................      3,893,169
     60,800 Exxon Corporation....................................      4,689,200
     39,400 Mobil Corporation....................................      3,900,600
     52,900 Royal Dutch Petroleum Company........................      3,187,225
     56,500 Texaco, Inc. ........................................      3,531,250
     54,600 Unocal Corporation...................................      2,163,525
                                                                    ------------
                                                                      33,048,013
                                                                    ------------
 Pharmaceuticals -- 2.2%
     39,700 Abbott Laboratories..................................      1,806,350
     78,000 American Home Products Corporation...................      4,485,000
                                                                    ------------
                                                                       6,291,350
                                                                    ------------
 Producer/Manufacturing -- 1.6%
     36,400 Armstrong World Industries, Inc. ....................      2,104,375
     36,000 Fortune Brands, Inc. ................................      1,489,500
     35,600 The Stanley Works....................................      1,145,875
                                                                    ------------
                                                                       4,739,750
                                                                    ------------
 Publishing -- 3.1%
     30,400 Dow Jones & Company, Inc. ...........................      1,613,100
     40,400 The Dun & Bradstreet Corporation.....................      1,431,675
     42,700 Knight-Ridder, Inc. .................................      2,345,831
     47,000 Readers Digest Association, Inc. ....................      1,868,250
     43,000 R.R. Donnelley & Sons Company........................      1,593,687
                                                                    ------------
                                                                       8,852,543
                                                                    ------------
 Real Estate Investment Trust -- 1.2%
     44,500 Crescent Real Estate Equities Company................      1,056,875
     30,700 The Rouse Company....................................        779,012
     70,600 Simon Property Group, Inc. ..........................      1,791,475
                                                                    ------------
                                                                       3,627,362
                                                                    ------------
 Retail, Trade and Services -- 1.5%
     35,900 The May Department Stores Company....................      1,467,412
     34,400 Penney (J.C.) & Company, Inc. .......................      1,670,550
     61,000 Toys 'R' Us, Inc.+...................................      1,261,937
                                                                    ------------
                                                                       4,399,899
                                                                    ------------
 Technology -- 2.0%
     31,100 Compaq Computer Corporation..........................        736,681
     30,200 Hewlett-Packard Company..............................      3,035,100
     18,800 Honeywell, Inc. .....................................      2,178,450
                                                                    ------------
                                                                       5,950,231
                                                                    ------------
 Telecommunications -- 8.8%
     74,500 ALLTEL Corporation...................................      5,326,750
     22,700 AT&T Corporation.....................................      1,266,944
     38,700 BCE, Inc. ...........................................      1,908,394
     52,400 Bell Atlantic Corporation............................      3,425,650
     24,800 BellSouth Corporation................................      1,162,500
     56,700 GTE Corporation......................................      4,295,025
    111,400 SBC Communications, Inc. ............................      6,461,200
     10,200 Telebras ADR.........................................            637
     30,700 US West, Inc. .......................................      1,803,625
                                                                    ------------
                                                                      25,650,725
                                                                    ------------
 Transportation -- 3.4%
     19,300 Alexander & Baldwin, Inc. ...........................        429,425
     52,000 Burlington Northern Santa Fe Corporation.............      1,612,000
     20,800 GATX Corporation.....................................        791,700
    105,500 Norfolk Southern Corporation.........................      3,178,188
     63,700 Union Pacific Corporation............................      3,714,506
                                                                    ------------
                                                                       9,725,819
                                                                    ------------

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                           ------------

 Utilities -- 5.1%
     20,300 Constellation Energy Group...........................   $    601,387
     36,000 DQE, Inc. ...........................................      1,444,500
     35,500 Duke Energy Corporation..............................      1,930,313
     32,100 Entergy Corporation..................................      1,003,125
     59,800 FirstEnergy Corporation..............................      1,853,800
     41,500 Niagara Mohawk Holdings, Inc. .......................        666,594
     62,500 PacifiCorp...........................................      1,148,437
     51,800 Reliant Energy, Inc. ................................      1,430,975
     70,600 The Southern Company.................................      1,870,900
     40,000 TECO Energy, Inc. ...................................        910,000
     48,600 Unicom Corporation...................................      1,874,138
                                                                    ------------
                                                                      14,734,169
                                                                    ------------
 Waste Industries -- 1.1%
     60,500 Browning-Ferris Industries, Inc. ....................      2,601,500
     11,400 Waste Management, Inc. ..............................        612,750
                                                                    ------------
                                                                       3,214,250
                                                                    ------------
            Total Common Stocks
             (Cost $257,528,560).................................    277,258,667
                                                                    ------------
 PREFERRED STOCKS -- 0.5%
  (Cost $1,346,430)
 Telecommunications -- 0.5%
     17,100 Telecomicacoes Brasileiras S.A.......................      1,542,206
                                                                    ------------
 Principal
   Amount
 ---------
 DISCOUNT COMMERCIAL PAPER -- 1.7%
  (Cost $4,973,892)
 $5,000,000 Dresdner U.S. Finance, Inc.,
             4.972%++ due 08/09/1999 ............................      4,973,892
                                                                    ------------

TOTAL INVESTMENTS (Cost $263,848,882*).....................  97.8%  283,774,765
OTHER ASSETS AND LIABILITIES (Net).........................   2.2     6,287,432
                                                            -----  ------------
NET ASSETS................................................. 100.0% $290,062,197
                                                            =====  ============

-------------
 * Aggregate cost for Federal tax purposes.
 + Non-income producing security.
 ++Annualized yield at date of purchase.


                               Glossary of Terms
                       ADR -- American Depository Receipt

                       See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                              Fully Managed Series

                           June 30, 1999 (Unaudited)

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                           ------------

 COMMON STOCKS -- 54.2%
 Banks -- 0.2%
         82 Bank International Settlements America...............   $    443,079
                                                                    ------------
 Building/Construction -- 0.4%
     75,000 Johns Manville Corporation...........................        975,000
                                                                    ------------
 Consumer Durables -- 0.7%
     72,000 Polaroid Corporation.................................      1,989,000
                                                                    ------------
 Consumer Products -- 1.5%
     99,000 Philip Morris Companies, Inc. .......................      3,978,563
                                                                    ------------
 Diversified Holdings -- 0.0%#
    135,000 Lonrho Africa PLC+...................................        102,141
                                                                    ------------
 Energy and Utilities -- 6.7%
    147,000 First Energy Corporation+............................      4,557,000
    120,500 Kansas City Power & Light Company....................      3,072,750
     20,000 Nevada Power Company.................................        500,000
    539,000 Niagara Mohawk Power Corporation.....................      8,657,687
    136,000 UniSource Energy Corporation+........................      1,623,500
                                                                    ------------
                                                                      18,410,937
                                                                    ------------
 Exploration and Production -- 1.5%
      3,000 Mitchell Energy & Development Corporation, Class A...         57,938
    223,000 Mitchell Energy & Development Corporation, Class B...      4,097,625
                                                                    ------------
                                                                       4,155,563
                                                                    ------------
 Food-Processing -- 0.5%
     43,500 McCormick & Company, Inc. ...........................      1,372,969
                                                                    ------------
 General Merchandiser -- 0.6%
     34,500 Penney (J.C.) Company, Inc. .........................      1,675,406
                                                                    ------------
 Health Care -- 1.0%
    911,948 Smith & Nephew PLC...................................      2,774,295
                                                                    ------------
 Hotels -- 1.2%
    159,000 Mandalay Resort Group+...............................      3,358,875
                                                                    ------------
 Insurance -- 7.2%
     11,500 Aetna Inc. ..........................................      1,028,531
     19,000 Berkley (WR) Corporation.............................        475,000
    110,000 Leucadia National Corporation........................      2,791,250
    142,500 Loews Corporation....................................     11,275,312
     42,000 Unitrin, Inc. .......................................      1,722,000
     17,000 White Mountain Insurance Group Inc. .................      2,397,000
                                                                    ------------
                                                                      19,689,093
                                                                    ------------
 Leisure Entertainment -- 0.2%
     15,100 Readers Digest Association, Inc., Class B............        566,250
                                                                    ------------
 Media -- Communications -- 6.9%
    114,000 Chris-Craft Industries Inc. .........................      5,372,250
     37,000 Meredith Corporation.................................      1,281,125
    135,000 New York Times Company, Class A......................      4,969,688
     13,400 Washington Post Company, Class B.....................      7,205,850
                                                                    ------------
                                                                      18,828,913
                                                                    ------------
 Mining -- 2.6%
    216,000 Homestake Mining Company.............................      1,768,500
    266,000 Newmont Mining Corporation...........................      5,286,750
                                                                    ------------
                                                                       7,055,250
                                                                    ------------
 Paper and Allied Products -- 4.5%
    327,500 Domtar Inc. .........................................      3,111,250
    512,000 MacMillan Bloedel Ltd. ..............................      9,216,000
                                                                    ------------
                                                                      12,327,250
                                                                    ------------

                                                                      Value
   Shares                                                            (Note 1)
   ------                                                          ------------

 Petroleum -- Domestic -- 7.3%
    216,000 Amerada Hess Corporation............................   $ 12,852,000
     46,500 Kerr-McGee Corporation..............................      2,333,694
     99,000 Murphy Oil Corporation..............................      4,832,437
                                                                   ------------
                                                                     20,018,131
                                                                   ------------
 Petroleum -- International -- 1.9%
     82,500 Texaco Inc. ........................................      5,156,250
                                                                   ------------
 Pharmaceuticals -- 0.1%
      6,000 Schering-Plough Corporation.........................        318,000
                                                                   ------------
 Real Estate -- 0.6%
     66,500 The Rouse Company...................................      1,687,438
                                                                   ------------
 Specialty Chemicals -- 3.7%
     32,000 Cabot Corporation...................................        774,000
     88,000 Great Lakes Chemical Corporation....................      4,053,500
     63,000 Imperial Chemical Industries PLC, ADR...............      2,504,250
    217,000 Octel Corporation+..................................      2,712,500
                                                                   ------------
                                                                     10,044,250
                                                                   ------------
 Specialty Merchandisers -- 2.3%
    689,100 Petrie Stores Corporation+..........................      1,636,613
    124,000 Reebok International Ltd.+..........................      2,309,500
    111,000 Toys R Us Inc.+.....................................      2,296,312
                                                                   ------------
                                                                      6,242,425
                                                                   ------------
 Transportation Services -- 2.6%
     88,000 Canadian Pacific Ltd. ..............................      2,095,500
    129,500 Overseas Shipholding Group Inc. ....................      1,667,313
     62,000 Union Pacific Corporation...........................      3,293,750
                                                                   ------------
                                                                      7,056,563
                                                                   ------------
            Total Common Stocks
             (Cost $127,346,951)................................    148,225,641
                                                                   ------------
 PREFERRED STOCKS -- 4.4%
 Electric Utilities -- 0.6%
      9,500 Cleveland Electric Illuminating Company, Prfd.,
             Series L...........................................        952,375
      7,891 Entergy Gulf States Utilities Inc., Prfd.,
             Series B...........................................        399,482
      2,914 Niagara Mohawk Power Corporation, Prfd., Series B...         74,125
      8,500 Niagara Mohawk Power Corporation, Prfd., Series C...        213,031
                                                                   ------------
                                                                      1,639,013
                                                                   ------------
 Financial -- 0.9%
     40,000 Kemper Corporation, Series E, Conv. Prfd.**.........      2,080,000
     12,000 Reckson Associates Realty Corporation, Series A,
             Conv. Prfd. .......................................        273,750
                                                                   ------------
                                                                      2,353,750
                                                                   ------------
 Industrial -- 0.2%
     16,500 Cyprus Amax Minerals Company, Series A, Conv.
             Prfd. .............................................        735,289
                                                                   ------------
 Real Estate -- 2.2%
    148,500 Rouse Company, Class B, Conv. Prfd .................      5,958,562
                                                                   ------------
 Transportation -- 0.5%
     26,000 Union Pacific Capital Trust, Conv. Prfd**...........      1,374,750
                                                                   ------------
            Total Preferred Stocks
             (Cost $12,272,560).................................     12,061,364
                                                                   ------------

                       See Notes to Financial Statements.

                                 The GCG Trust
                              Fully Managed Series

                           June 30, 1999 (Unaudited)

 Principal                                                             Value
   Amount                                                             (Note 1)
 ---------                                                          ------------

 CONVERTIBLE BONDS AND NOTES -- 21.7%
 Automobile Parts -- 0.9%
            Pep Boys -- Manny, Moe & Jack, Conv.,
 $1,150,000  4.000% due 09/01/1999...............................   $  1,147,125
  2,680,000  Zero coupon due 09/20/2011..........................      1,460,600
                                                                    ------------
                                                                       2,607,725
                                                                    ------------
 Commercial Services -- 0.0%#
    100,000 Ogden Corporation, Conv.,
             5.750% due 10/20/2002...............................         92,250
                                                                    ------------
 Computer Software and Services -- 0.2%
    900,000 Hyperion Solutions Corporation, Conv.,
             4.500% due 03/15/2005...............................        635,625
                                                                    ------------
 Financial Services -- 1.2%
  2,150,000 Lonrho PLC, Conv.,
             6.000% due 02/27/2004...............................      3,325,565
                                                                    ------------
 Healthcare -- 1.5%
  3,030,000 HEALTHSOUTH Corporation, Conv.,
             3.250% due 04/01/2003...............................      2,548,988
  2,300,000 Wellpoint Health Networks Inc., Conv.,
             Zero coupon due 07/02/2019..........................      1,544,795
                                                                    ------------
                                                                       4,093,783
                                                                    ------------
 Hotels/Motels -- 1.0%
  3,110,000 Hilton Hotels Corporation,
             5.000% due 05/15/2006...............................      2,837,875
                                                                    ------------
 Industrial -- 10.5%
  3,325,000 Chiron Corporation, Conv.,
             1.900% due 11/17/2000...............................      3,304,219
    747,000 Exide Corporation, Conv.,
             2.900% due 12/15/2005 **............................        457,537
            Inco Ltd., Conv.:
  5,600,000 5.750% due 07/01/2004................................      5,145,000
    460,000 7.750% due 03/15/2016................................        414,000
  1,770,000 Lennar Corporation Conv.,
             Zero coupon due 07/29/2018..........................        769,950
  4,310,000 Loews Corporation, Conv.,
             3.125% due 09/15/2007...............................      3,485,713
  2,980,000 National Semiconductor, Conv.,
             6.500% due 10/01/2002...............................      2,842,175
    565,000 Nedlloyd Groep, Conv.,
             4.250% due 03/15/2001...............................        295,867
  1,825,000 Phycor Inc., Conv.,
             4.500% due 02/15/2003...............................      1,382,438
  5,015,000 Roche Holdings, Conv.,
             Zero coupon due 05/06/2012**........................      2,447,971
  3,050,000 Teck Corporation, Conv.,
             3.750% due 07/15/2006...............................      2,207,437
 12,500,000 Times Mirror Company, Conv.,
             Zero coupon due 04/15/2017..........................      5,937,500
                                                                    ------------
                                                                      28,689,807
                                                                    ------------
 Mining -- 1.9%
            Homestake Mining Company, Conv.,
  1,830,000 5.500% due 06/23/2000................................      1,775,100
  3,440,000 5.500% due 06/23/2000**..............................      3,336,800
                                                                    ------------
                                                                       5,111,900
                                                                    ------------
 Municipal -- 0.5%
  1,225,000 California State,
             5.250% due 10/01/2011...............................      1,254,094
                                                                    ------------
 Petroleum -- 0.1%
    300,000 Kerr-McGee Corporation, Conv.,
             7.500% due 05/15/2014...............................        300,000
                                                                    ------------

 Principal                                                             Value
   Amount                                                             (Note 1)
 ---------                                                          ------------

 Pharmaceuticals -- 0.7%
 $  720,000 Ciba Specialty Chemicals, Conv.,
             1.250% due 07/24/2003...............................   $    589,500
    600,000 McKesson Corporation, Sub. Conv.,
             4.500% due 03/01/2004...............................        544,868
    750,000 Sepracor Inc., Conv.
             7.000% due 12/15/2005**.............................        736,875
                                                                    ------------
                                                                       1,871,243
                                                                    ------------
 Retail -- Special Line -- 0.6%
  1,640,000 Jones Apparel Group, Inc., Conv.,
             5.500% due 07/15/2003...............................      1,650,250
                                                                    ------------
 Telecommunications -- 1.6%
  1,000,000 Motorola, Inc., Conv.,
             Zero coupon due 09/27/2013..........................      1,112,500
  6,255,000 U.S. Cellular Corporation, Conv.,
             Zero coupon due 06/15/2015..........................      3,213,506
                                                                    ------------
                                                                       4,326,006
                                                                    ------------
 Utilities -- 1.0%
  1,245,000 Bellsouth Telecommunications,
             5.850% due 11/15/2045...............................      1,251,925
  1,450,000 Potomac Electric Power Corporation, Conv.,
             5.000% due 09/01/2002...............................      1,415,562
                                                                    ------------
                                                                       2,667,487
                                                                    ------------
            Total Convertible Bonds and Notes
             (Cost $58,341,249)..................................     59,463,610
                                                                    ------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.3%
  1,000,000 Federal Home Loan Bank,
             7.190% due 04/27/2001...............................      1,023,661
    500,000 Federal National Mortgage Association,
             6.375% due 01/16/2002...............................        505,483
            Tennessee Valley Authority Power,
 10,650,000 5.880% due 04/01/2036................................     10,423,688
  1,400,000 5.980% due 04/01/2036................................      1,393,187
  3,900,000 6.235% due 07/15/2045................................      3,935,489
                                                                    ------------
            Total U.S. Government Agency Obligations
             (Cost $17,705,482)..................................     17,281,508
                                                                    ------------
 U.S. TREASURY NOTES -- 3.4%
  4,800,000 5.875% due 02/15/2000................................      4,821,648
    500,000 6.125% due 07/31/2000................................        503,995
    600,000 6.250% due 04/30/2001................................        607,890
  1,100,000 6.250% due 10/31/2001................................      1,114,839
  2,205,000 5.875% due 09/30/2002................................      2,215,408
                                                                    ------------
            Total U.S. Treasury Notes
             (Cost $9,257,402)...................................      9,263,780
                                                                    ------------
 COMMERCIAL PAPER -- 7.3%
  5,100,000 Bayerische Landesbank NY,
             5.650%++ due 07/23/1999.............................      5,101,528
  5,000,000 Ciesco LP,
             5.030%++ due 08/02/1999.............................      4,978,222
  5,000,000 Rockwell International Corporation,
             4.925%++ due 07/13/1999.............................      4,991,883
  5,000,000 Yale University,
             4.931%++ due 07/06/1999.............................      4,996,590
                                                                    ------------
            Total Commercial Paper
             (Cost $20,068,223)..................................     20,068,223
                                                                    ------------

                       See Notes to Financial Statements.

                                 The GCG Trust
                              Fully Managed Series

                           June 30, 1999 (Unaudited)

 Number of                                      Expiration Strike     Value
 Contracts                                         Date    Price     (Note 1)
 ---------                                      ---------- ------  ------------
 PUT STOCK OPTIONS PURCHASED -- 0.1%
     60    Schering-Plough Corporation,
            Class B..........................    08/21/99  $  60   $     49,500
     50    Motorola Corporation..............    10/15/99     90         50,625
     50    Motorola Corporation..............    01/22/00     95         56,875
     75    Weyerhaeuser Company..............    01/22/00     65         33,688
                                                                   ------------
           Total Put Stock Options Purchased (Cost $285,690)....        190,688
                                                                   ------------
 TOTAL INVESTMENTS (Cost $245,277,557*)..................   97.4%   266,554,814
                                                                   ------------
 CALL OPTIONS WRITTEN -- 0.0%#
  (Premiums received $50,398)
     75    Weyerhaeuser Company..............    01/22/00  $  65       (70,313)
                                                                   ------------
 OTHER ASSETS AND LIABILITIES (Net)......................    2.6%     7,025,761
                                                           -----   ------------
 NET ASSETS..............................................  100.0%  $273,510,262
                                                           =====   ============

-------------
 * Aggregate cost for Federal tax purposes.
** Illiquid security (see Note 4)
 + Non-income producing security.
 ++Annualized yield at date of purchase.
 # Amount represents less than 0.1%.


                               Glossary of Terms
                       ADR -- American Depository Receipt

                       See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                            Rising Dividends Series

                           June 30, 1999 (Unaudited)

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                           ------------

 COMMON STOCKS -- 97.7%
 Banks -- 3.8%
     675,310 Wells Fargo Company.................................   $ 28,869,503
                                                                    ------------
 Chemicals and Allied Products -- 4.0%
     512,780 PPG Industries, Inc.................................     30,286,069
                                                                    ------------
 Computers and Office Equipment -- 9.6%
     313,470 Hewlett-Packard Company.............................     31,503,735
     319,600 International Business Machines Corporation.........     41,308,300
                                                                    ------------
                                                                      72,812,035
                                                                    ------------
 Consumer Products -- 7.1%
     698,740 Gillette Company....................................     28,648,340
     282,510 Procter & Gamble Company............................     25,214,018
                                                                    ------------
                                                                      53,862,358
                                                                    ------------
 Data Services -- 7.7%
     642,440 Automatic Data Processing Inc.......................     28,267,360
     535,210 Electronic Data Systems Corporation.................     30,272,816
                                                                    ------------
                                                                      58,540,176
                                                                    ------------
 Electric Machinery -- 3.7%
     454,000 Emerson Electric Company............................     28,545,250
                                                                    ------------
 Electrical Equipment -- 3.1%
     209,920 General Electric Company............................     23,720,960
                                                                    ------------
 Financial Services -- 8.2%
     458,920 Federal National Mortgage Association...............     31,378,655
     367,900 State Street Boston Corporation.....................     31,409,462
                                                                    ------------
                                                                      62,788,117
                                                                    ------------
 Food -- 9.2%
     581,110 Bestfoods...........................................     28,764,945
     219,470 The Coca-Cola Company...............................     13,716,875
     260,000 Hershey Foods Corporation...........................     15,437,500
     134,470 Wrigley, (Wm) Jr. Company...........................     12,102,300
                                                                    ------------
                                                                      70,021,620
                                                                    ------------
 Insurance -- 3.9%
     392,770 Marsh & McLennan Companies, Inc. ...................     29,654,135
                                                                    ------------

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                           ------------

 Leisure Entertainment -- 4.0%
     982,320 Disney (Walt) Company...............................   $ 30,267,735
                                                                    ------------
 Manufacturing -- 4.3%
     400,940 Illinois Tool Works.................................     32,877,080
                                                                    ------------
 Medical Biotechnology -- 4.2%
     409,670 Medtronic, Inc. ....................................     31,903,051
                                                                    ------------
 Petroleum -- 3.6%
     357,900 Exxon Corporation...................................     27,603,037
                                                                    ------------
 Pharmaceuticals -- 11.5%
     604,180 Abbott Laboratories.................................     27,490,190
     287,410 Johnson & Johnson...................................     28,166,180
     426,580 Merck & Company, Inc. ..............................     31,566,920
                                                                    ------------
                                                                      87,223,290
                                                                    ------------
 Restaurants -- 3.8%
     698,600 McDonald's Corporation..............................     28,860,912
                                                                    ------------
 Technology -- 4.0%
     506,520 Intel Corporation...................................     30,137,940
                                                                    ------------
 Telecommunications -- 2.0%
     269,200 AT&T Corporation....................................     15,024,725
                                                                    ------------
             Total Common Stocks
              (Cost $601,814,883)................................    742,997,993
                                                                    ------------
  Principal
   Amount
  ---------
 COMMERCIAL PAPER -- 1.5%
  (Cost $11,254,000)
 $11,254,000 Sigma Finance, Inc.,
              7.301%++ due 07/01/1999............................     11,254,000
                                                                    ------------

TOTAL INVESTMENTS (Cost $613,068,883*).....................  99.2%  754,251,993
OTHER ASSETS AND LIABILITIES (Net).........................   0.8     6,188,920
                                                            -----  ------------
NET ASSETS................................................. 100.0% $760,440,913
                                                            =====  ============

-------------
 * Aggregate cost for Federal tax purposes.
 ++Annualized yield at date of purchase.

                       See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                             Growth & Income Series

                           June 30, 1999 (Unaudited)

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                           ------------

 COMMON STOCKS -- 95.2%
 Apparel and Textiles -- 2.3%
     60,000 Gucci Group NV.......................................   $  4,200,000
     20,000 Tommy Hilfiger Corporation+..........................      1,470,000
    176,300 Unifi, Inc.+.........................................      3,746,375
                                                                    ------------
                                                                       9,416,375
                                                                    ------------
 Banks -- 0.8%
    263,500 Sovereign Bancorp, Inc. .............................      3,194,938
                                                                    ------------
 Broadcast, Radio and Television -- 4.3%
          1 AT&T Corporation-Liberty Media Group, Class A+.......             33
     80,200 Cablevision Systems Corporation, Class A+............      5,614,000
    103,500 CBS Corporation+.....................................      4,495,781
    230,000 Hearst-Argyle Television, Inc.+......................      5,520,000
     50,000 USA Networks, Inc.+..................................      2,006,250
                                                                    ------------
                                                                      17,636,064
                                                                    ------------
 Chemicals -- 2.0%
    140,600 Georgia Gulf Corporation.............................      2,372,625
    276,600 Lyondell Chemical Company............................      5,704,875
                                                                    ------------
                                                                       8,077,500
                                                                    ------------
 Computer Industry -- 8.0%
     60,000 Micron Technology, Inc.+.............................      2,418,750
    572,400 Novell, Inc.+........................................     15,168,600
    302,200 Policy Management Systems Corporation+...............      9,066,000
    250,000 Seagate Technology, Inc.+............................      6,406,250
                                                                    ------------
                                                                      33,059,600
                                                                    ------------
 Consumer Products -- 5.2%
    179,900 American Standard Companies, Inc.+...................      8,635,200
    150,000 Ethan Allen Interiors, Inc. .........................      5,662,500
    100,000 Harman International Industries, Inc. ...............      4,400,000
     90,000 The Stanley Works....................................      2,896,875
                                                                    ------------
                                                                      21,594,575
                                                                    ------------
 Financial Services -- 9.0%
    193,100 Fiserv, Inc.+........................................      6,046,444
    100,000 Healthcare Financial Partners, Inc.+**...............      3,443,800
     60,000 Legg Mason, Inc. ....................................      2,310,000
    200,000 MBIA, Inc. ..........................................     12,950,000
    254,500 Radian Group, Inc. ..................................     12,422,781
                                                                    ------------
                                                                      37,173,025
                                                                    ------------
 Food and Beverages -- 0.9%
     85,000 U.S. Foodservice+....................................      3,623,125
                                                                    ------------
 Industrial -- 4.0%
    325,000 Louisiana-Pacific Corporation........................      7,718,750
    150,000 Martin Marietta Materials, Inc. .....................      8,850,000
                                                                    ------------
                                                                      16,568,750
                                                                    ------------
 Insurance -- 5.0%
     25,000 Ace Limited..........................................        706,250
     40,000 CNA Financial Corporation+...........................      1,612,500
    100,000 E. W. Blanche Holdings, Inc. ........................      6,818,750
    185,000 Everest Reinsurance Holdings, Inc. ..................      6,035,625
    100,000 Gallagher (Arthur J.) & Company......................      4,950,000
      5,000 Loews Corporation....................................        395,625
                                                                    ------------
                                                                      20,518,750
                                                                    ------------
 Leisure Entertainment -- 3.1%
    125,000 Brass Eagle, Inc.+...................................      2,343,750
     38,000 MGM Grand, Inc.+.....................................      1,862,000
     20,000 Royal Carribean Cruises Ltd. ........................        875,000
    175,000 Sun International Hotels Ltd.+.......................      7,831,250
                                                                    ------------
                                                                      12,912,000
                                                                    ------------

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                           ------------

 Medical -- Hospital Management and
  Services -- 3.3%
    120,000 Health Management Associates, Inc., Class A+.........   $  1,350,000
    165,000 Hooper Holmes, Inc. .................................      3,361,875
    400,000 STERIS Corporation+..................................      7,750,000
     70,000 Tenet Healthcare Corporation+........................      1,299,375
                                                                    ------------
                                                                      13,761,250
                                                                    ------------
 Medical Products -- 5.2%
    150,000 Acuson Corporation+..................................      2,578,125
    286,000 Datascope Corporation+...............................      9,187,750
    120,000 Genzyme Corporation+.................................      5,820,000
     21,481 Genzyme Surgical Products+...........................         94,652
    100,000 St. Jude Medical, Inc.+..............................      3,562,500
                                                                    ------------
                                                                      21,243,027
                                                                    ------------
 Oil and Gas -- 2.1%
    139,800 Kerr-McGee Corporation...............................      7,016,212
     46,300 Louis Dreyfus Natural Gas Corporation+...............        998,344
     40,000 Tom Brown, Inc.+.....................................        622,500
                                                                    ------------
                                                                       8,637,056
                                                                    ------------
 Pharmaceuticals -- 2.4%
    125,000 Algos Pharmaceutical Corporation+....................      2,757,813
     60,000 Barr Laboratories, Inc.+.............................      2,392,500
    160,000 Dura Pharmaceuticals, Inc.+..........................      1,910,000
     20,000 Human Genome Sciences, Inc.+.........................        790,000
     60,000 Millenium Pharmaceuticals, Inc.+.....................      2,160,000
                                                                    ------------
                                                                      10,010,313
                                                                    ------------
 Real Estate -- 0.6%
    100,000 Newhall Land & Farming Company, LP...................      2,462,500
                                                                    ------------
 Real Estate Investment Trusts -- 1.2%
    115,000 Boston Properties, Inc. .............................      4,125,625
    104,000 Canadian Hotel Income Properties.....................        670,512
                                                                    ------------
                                                                       4,796,137
                                                                    ------------
 Retail -- 7.2%
    200,000 AutoNation, Inc.+....................................      3,562,500
    600,000 Food Lion, Inc., Class A.............................      7,125,000
    375,000 The Grand Union Company+.............................      4,054,688
    300,000 The Limited, Inc. ...................................     13,612,500
     40,000 Starbucks Corporation+...............................      1,502,500
                                                                    ------------
                                                                      29,857,188
                                                                    ------------
 Services -- 9.1%
    500,000 Ceridian Corporation+................................     16,343,750
    330,400 Cyrk, Inc.+..........................................      2,003,050
    360,000 Nielsen Media Research, Inc.+........................     10,530,000
    250,000 R.H. Donnelley Corporation...........................      4,890,625
    100,000 Sterling Commerce, Inc.+.............................      3,650,000
                                                                    ------------
                                                                      37,417,425
                                                                    ------------
 Telecommunications -- 15.9%
    395,000 Clearnet Communications Inc.+........................      5,505,312
    100,000 Global TeleSystems Group, Inc.+......................      8,100,000
    419,600 Hyperion Telecommunications, Inc., Class A+..........      7,893,725
      4,000 Millicom International Cellular S.A.+................        126,000
    200,000 Nextel Communications, Inc., Class A+................     10,037,500
    160,000 NTL, Inc.+...........................................     13,790,000
    150,000 Pinnacle Holdings Inc.+..............................      3,675,000
     40,000 RCN Corporation+.....................................      1,665,000
    185,000 Scientific-Atlanta, Inc. ............................      6,660,000
     20,000 Viatel, Inc.+........................................      1,122,500
    125,000 VoiceStream Wireless Corporation+....................      3,554,687
    125,000 Western Wireless Corporation, Class A+...............      3,375,000
                                                                    ------------
                                                                      65,504,724
                                                                    ------------

                       See Notes to Financial Statements.

                                 The GCG Trust
                            Growth & Income Series

                           June 30, 1999 (Unaudited)

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                           ------------

 COMMON STOCKS -- (Continued)
 Transportation/Services -- 3.6%
     20,000 Budget Group, Inc., Class A+.........................   $    246,250
    210,000 Continental Airlines, Inc., Class B+.................      7,901,250
    115,000 Knightsbridge Tankers, Ltd. .........................      2,012,500
     75,000 Northwest Airlines Corporation+......................      2,437,500
  1,000,000 OMI Corporation+.....................................      2,062,500
                                                                    ------------
                                                                      14,660,000
                                                                    ------------
            Total Common Stocks
             (Cost $355,085,583).................................    392,124,322
                                                                    ------------
 PREFERRED STOCKS -- 0.7%
 Industrial -- 0.1%
      5,269 Hybridon, Inc., Series A.............................        220,639
                                                                    ------------
 Telecommunications -- 0.6%
    150,000 Loral Space & Communications Ltd. ...................      2,700,000
                                                                    ------------
            Total Preferred Stocks
             (Cost $3,017,476)...................................      2,920,639
                                                                    ------------
 Principal
   Amount
 ---------
 CONVERTIBLE BONDS -- 0.4%
  (Cost $1,065,283)
 Retail -- 0.4%
 $2,000,000 At Home Corporation,
             0.525% due 12/28/2018**.............................      1,583,440
                                                                    ------------
   Shares
   ------
 WARRANTS -- 0.2%
 Financial Services -- 0.2%
     40,000 Healthcare Financial Partners, Inc...................        720,400
                                                                    ------------
 Pharmaceuticals -- 0.0%#
     30,995 Hybridon, Inc........................................          7,749
                                                                    ------------
            Total Warrants
             (Cost $485,600).....................................        728,149
                                                                    ------------

 Principal                                                             Value
   Amount                                                             (Note 1)
 ---------                                                          ------------

 COMMERCIAL PAPER -- 3.1%
 Financial Services -- 3.1%
            Ford Motor Credit Company:
 $3,800,000 5.220%++ due 07/02/1999..............................   $  3,799,464
  5,000,000 5.220%++ due 07/06/1999..............................      4,996,354
  3,900,000 Prudential Funding Corporation,
             5.220%++ due 07/07/1999.............................      3,896,581
                                                                    ------------
            Total Commercial Paper
             (Cost $12,692,399)..................................     12,692,399
                                                                    ------------

TOTAL INVESTMENTS (Cost $372,346,341*).....................  99.6%  410,048,949
OTHER ASSETS AND LIABILITIES (Net).........................   0.4     1,843,132
                                                            -----  ------------
NET ASSETS................................................. 100.0% $411,892,081
                                                            =====  ============

-------------
 * Aggregate cost for Federal tax purposes.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Non-income producing security.
 ++Annualized yield at date of purchase.
 # Amount is less than 0.1%.

                      See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                                 Growth Series

                           June 30, 1999 (Unaudited)

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                             --------

 COMMON STOCKS -- 82.8%
 Advertising -- 1.3%
      69,660 Lamar Advertising Company+..........................   $  2,851,706
     119,215 Outdoor Systems, Inc.+..............................      4,351,348
                                                                    ------------
                                                                       7,203,054
                                                                    ------------
 Auto Parts & Equipment -- 0.7%
      70,260 Federal-Mogul Corporation...........................      3,653,520
                                                                    ------------
 Banks -- 3.2%
     145,610 The Bank of New York Company, Inc. .................      5,342,067
     305,120 Firstar Corporation.................................      8,543,360
      58,020 Fifth Third Bancorp. ...............................      3,861,956
                                                                    ------------
                                                                      17,747,383
                                                                    ------------
 Broadcast, Radio & Television -- 11.4%
       7,720 Adelphia Communications Corporation, Class A+.......        491,185
     774,074 AT&T Corp. -- Liberty Media Group, Class A+.........     28,447,220
      79,295 Cablevision Systems Corporation, Class A+...........      5,550,650
     435,820 Comcast Corporation, Class A+.......................     16,751,831
     110,760 Cox Communications, Inc., Class A+..................      4,077,353
      31,960 TCI Music, Inc., Class A+...........................      1,130,585
     101,485 United International Holdings, Inc., Class A+.......      6,862,923
                                                                    ------------
                                                                      63,311,747
                                                                    ------------
 Computer Industry -- 16.7%
      48,485 America Online, Inc.+...............................      5,357,592
     105,090 Apple Computer, Inc.+...............................      4,866,981
     106,435 ASM Lithography Holdings N.V.+......................      6,319,578
      44,345 CIBER, Inc.+........................................        848,098
     318,170 Cisco Systems, Inc.+................................     20,521,965
      54,170 DoubleClick Inc.+...................................      4,970,097
      92,245 EMC Corporation+....................................      5,073,475
      39,180 Inktomi Corporation+................................      5,115,439
     114,895 Microsoft Corporation+..............................     10,362,093
      89,970 PSINet Inc.+........................................      3,936,187
      82,460 Sapient Corporation+................................      4,669,298
      79,720 Sun Microsystems, Inc.+.............................      5,490,715
      66,110 Verio, Inc.+........................................      4,594,645
      55,250 VeriSign, Inc.+.....................................      4,765,313
      33,560 Yahoo! Inc.+........................................      5,780,710
                                                                    ------------
                                                                      92,672,186
                                                                    ------------
 Financial Services -- 2.2%
      36,190 American Express Company............................      4,709,224
      68,845 E*TRADE Group, Inc.+................................      2,749,497
     111,745 TD Waterhouse Group, Inc.+..........................      2,800,609
      45,850 Telebanc Financial Corporation+.....................      1,776,687
                                                                    ------------
                                                                      12,036,017
                                                                    ------------
 Industrial -- 5.2%
      85,220 Applied Materials, Inc.+............................      6,295,628
      33,984 Mannesmann AG.......................................      5,066,730
     184,285 Tyco International Ltd. ............................     17,461,004
                                                                    ------------
                                                                      28,823,362
                                                                    ------------
 Insurance -- 0.9%
      32,785 The Progressive Corporation.........................      4,753,825
                                                                    ------------
 Medical Products -- 6.2%
      57,145 Boston Scientific Corporation+......................      2,510,808
      79,510 Centocor, Inc.+.....................................      3,707,154
      52,610 Guidant Corporation+................................      2,706,127
     225,905 Medtronic, Inc. ....................................     17,592,352
     102,925 MiniMed Inc.+.......................................      7,918,792
                                                                    ------------
                                                                      34,435,233
                                                                    ------------

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                             --------

 Multimedia -- 4.4%
     280,975 Time Warner Inc. ...................................   $ 20,651,663
      93,140 Viacom Inc., Class B+...............................      4,098,160
                                                                    ------------
                                                                      24,749,823
                                                                    ------------
 Oil & Gas -- 3.7%
     251,755 Enron Corporation...................................     20,580,971
                                                                    ------------
 Pharmaceuticals -- 1.0%
      80,000 Lilly (Eli) & Company ..............................      5,730,000
                                                                    ------------
 Retail -- 10.8%
     265,670 Amazon.com, Inc.+ ..................................     33,241,959
     107,600 Costco Companies, Inc.+.............................      8,614,725
      68,870 eBay, Inc.+.........................................     10,399,370
     253,700 Staples, Inc.+......................................      7,848,844
                                                                    ------------
                                                                      60,104,898
                                                                    ------------
 Semiconductors -- 3.9%
     117,075 Conexant Systems, Inc.+.............................      6,797,667
      73,435 Texas Instruments, Inc. ............................     10,648,075
      65,050 Vitesse Semiconductor Corporation+..................      4,386,809
                                                                    ------------
                                                                      21,832,551
                                                                    ------------
 Telecommunications -- 11.2%
     181,010 Level 3 Communications Inc.+........................     10,871,913
      61,065 NEXTLINK Communications, Inc., Class A+.............      4,541,709
     403,050 Nokia Oyj, Sponsored ADR............................     36,904,266
      48,760 NTL Inc.+...........................................      4,202,502
      97,285 Sprint PCS+.........................................      5,557,406
                                                                    ------------
                                                                      62,077,796
                                                                    ------------
             Total Common Stocks
              (Cost $392,709,483)................................    459,712,366
                                                                    ------------
  Principal
   Amount
  ---------
 U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 9.8%
             Fannie Mae Discount:
 $10,000,000 4.926%++ due 08/02/1999.............................      9,956,978
  10,000,000 4.875%++ due 08/26/1999.............................      9,925,955
  30,000,000 5.047%++ due 09/22/1999.............................     29,650,500
   5,000,000 5.420%++ due 05/15/2000.............................      4,766,950
                                                                    ------------
             (Cost $54,316,869)..................................     54,300,383
                                                                    ------------
 CORPORATE NOTES -- 5.6%
   5,000,000 Household Finance Corporation,
              7.301%++ due 07/01/1999............................      5,000,000
  26,200,000 Prudential Funding Corporation,
              7.301%++ due 07/01/1999............................     26,200,000
                                                                    ------------
             (Cost $31,200,000)..................................     31,200,000
                                                                    ------------

TOTAL INVESTMENTS (Cost $478,226,352*).....................  98.2%  545,212,749
OTHER ASSETS AND LIABILITIES (Net).........................   1.8    10,098,788
                                                            -----  ------------
NET ASSETS................................................. 100.0% $555,311,537
                                                            =====  ============

-------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.
++Annualized yield at date of purchase.


                               Glossary of Terms
         ADR -- American Depository Receipt
         EMU -- European Monetary Unit

                       See Notes to Financial Statements.

                                 The GCG Trust
                                 Growth Series

                           June 30, 1999 (Unaudited)

            SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

              FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL

                   Contracts to Deliver
               -----------------------------------                       Unrealized
Expiration         Local            In Exchange        Value in        Appreciation/
   Date           Currency           for U.S.$          U.S.$          (Depreciation)
----------        --------          -----------        --------        --------------
07/22/1999     EMU  1,500,000       $1,550,730        $1,548,006         $  (2,724)
08/12/1999     EMU 18,800,000       19,989,340        19,443,982          (555,358)
                                                                         ---------
Net Unrealized Depreciation of Forward Foreign Currency
 Exchange Contracts......................................                $(558,082)
                                                                         =========

                       See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                              Value Equity Series

                           June 30, 1999 (Unaudited)

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                           ------------

 COMMON STOCKS -- 96.5%
 Aerospace/Defense -- 3.0%
     62,000 Raytheon Company, Class B............................   $  4,363,250
                                                                    ------------
 Banks -- 14.0%
     69,000 Bank One Corporation.................................      4,109,812
     52,000 Chase Manhattan Corporation..........................      4,504,500
    100,000 First Union Corporation..............................      4,700,000
     76,000 Fleet Financial Group, Inc. .........................      3,372,500
    100,000 Washington Mutual, Inc. .............................      3,537,500
                                                                    ------------
                                                                      20,224,312
                                                                    ------------
 Chemicals -- 3.2%
     66,700 du Pont (E.I.) de Nemours and Company................      4,556,444
                                                                    ------------
 Computer Industry -- 6.2%
     75,000 Electronic Data Systems Corporation..................      4,242,187
     36,000 International Business Machines Corporation..........      4,653,000
                                                                    ------------
                                                                       8,895,187
                                                                    ------------
 Consumer Products -- 4.2%
    110,000 Fortune Brands, Inc.+................................      4,551,250
     50,000 Libbey, Inc. ........................................      1,450,000
                                                                    ------------
                                                                       6,001,250
                                                                    ------------
 Electronics -- 7.3%
     38,000 Honeywell Inc. ......................................      4,403,250
     46,460 Koninklijke (Royal) Philips Electronics N.V. ........      4,686,652
     56,000 Mattel, Inc. ........................................      1,480,500
                                                                    ------------
                                                                      10,570,402
                                                                    ------------
 Financial Services -- 6.2%
     60,000 Federal Home Loan Mortgage Corporation...............      3,480,000
     26,700 Lehman Brothers Holdings Inc. .......................      1,662,075
     81,400 SLM Holding Corporation..............................      3,729,137
                                                                    ------------
                                                                       8,871,212
                                                                    ------------
 Health Care -- 5.4%
     57,000 Bausch & Lomb, Inc. .................................      4,360,500
    140,000 Columbia/HCA Healthcare Corporation..................      3,193,750
      8,684 LifePoint Hospitals, Inc.+...........................        116,693
      8,684 Triad Hospitals, Inc.+...............................        117,236
                                                                    ------------
                                                                       7,788,179
                                                                    ------------
 Industrial -- 5.3%
     74,000 Caterpillar Inc. ....................................      4,440,000
     37,000 Minnesota Mining and Manufacturing Company...........      3,216,688
                                                                    ------------
                                                                       7,656,688
                                                                    ------------
 Insurance -- 5.4%
     42,000 Aetna Inc.+..........................................      3,756,375
    112,000 The Allstate Corporation.............................      4,018,000
                                                                    ------------
                                                                       7,774,375
                                                                    ------------
 Iron/Steel -- 2.8%
    177,000 Allegheny Teledyne, Inc. ............................      4,004,625
                                                                    ------------

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                           ------------

 Oil and Gas -- 14.2%
     40,500 BP Amoco Plc, ADR....................................   $  4,394,250
     44,000 Exxon Corporation....................................      3,393,500
    150,000 MCN Energy Group, Inc.+..............................      3,112,500
     70,000 Royal Dutch Petroleum Company........................      4,217,500
    102,000 Sonat, Inc. .........................................      3,378,750
     67,000 Sunoco, Inc. ........................................      2,022,563
                                                                    ------------
                                                                      20,519,063
                                                                    ------------
 Paper & Forest Products -- 3.0%
     55,000 International Paper Company+.........................      2,777,500
    105,600 Schweitzer-Mauduit International, Inc. ..............      1,584,000
                                                                    ------------
                                                                       4,361,500
                                                                    ------------
 Pharmaceuticals -- 1.5%
     38,000 Pharmacia & Upjohn, Inc.+............................      2,158,875
                                                                    ------------
 Retail -- 3.0%
     80,000 Federated Department Stores, Inc.+...................      4,235,000
                                                                    ------------
 Telecommunications -- 5.4%
     65,000 Bellsouth Corporation................................      3,046,875
     70,000 SBC Communications, Inc. ............................      4,060,000
     12,000 US West, Inc. .......................................        705,000
                                                                    ------------
                                                                       7,811,875
                                                                    ------------
 Tobacco -- 3.3%
     57,600 Philip Morris Companies, Inc. .......................      2,314,800
     81,800 UST, Inc. ...........................................      2,392,650
                                                                    ------------
                                                                       4,707,450
                                                                    ------------
 Waste Disposal -- 3.1%
     84,000 Waste Management, Inc. ..............................      4,515,000
                                                                    ------------
            Total Common Stocks
             (Cost $116,548,398).................................    139,014,687
                                                                    ------------
 Principal
   Amount
 ---------
 U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 2.6%
  (Cost $3,771,000)
 $3,771,000 Federal Home Loan Bank,
             3.650%++ due 07/01/1999.............................      3,771,000
                                                                    ------------

TOTAL INVESTMENTS (Cost $120,319,398*).....................  99.1%  142,785,687
OTHER ASSETS AND LIABILITIES (Net).........................   0.9     1,260,953
                                                            -----  ------------
NET ASSETS................................................. 100.0% $144,046,640
                                                            =====  ============

-------------
 * Aggregate cost for Federal tax purposes.
 + Non-income producing security.
 ++Annualized yield at date of purchase.


                               Glossary of Terms
                       ADR -- American Depository Receipt


                       See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                                Research Series

                           June 30, 1999 (Unaudited)

                                                                      Value
   Shares                                                            (Note 1)
   ------                                                          ------------

 COMMON STOCKS -- 96.6%
 Aerospace -- 4.4%
    124,200 Gulfstream Aerospace Corporation+...................   $  8,391,262
     17,700 Newport News Shipbuilding, Inc. ....................        522,150
     76,400 Raytheon Company, Class B...........................      5,376,650
    293,400 United Technologies Corporation.....................     21,033,113
                                                                   ------------
                                                                     35,323,175
                                                                   ------------
 Automotive Parts and Equipment -- 0.6%
     95,900 Federal-Mogul Corporation...........................      4,986,800
                                                                   ------------
 Banks -- 5.5%
     57,700 Bank of America Corporation.........................      4,230,131
    172,700 The Bank of New York Company, Inc. .................      6,335,931
     56,752 The Chase Manhattan Corporation.....................      4,916,142
    138,100 PNC Bank Corporation................................      7,958,013
     27,000 UBS AG..............................................      8,054,002
    100,000 U.S. Bancorp........................................      3,400,000
    221,200 Wells Fargo Company.................................      9,456,300
                                                                   ------------
                                                                     44,350,519
                                                                   ------------
 Broadcasting, Radio and Television -- 4.1%
     93,800 CBS Corporation+....................................      4,074,438
     73,700 Comcast Corporation Class A, Special Shares (Non
             Voting)+...........................................      2,832,844
     58,400 Gannett Company, Inc. ..............................      4,168,300
    181,600 Infinity Broadcasting Corporation, Class A+.........      5,402,600
     59,200 MediaOne Group, Inc.+...............................      4,403,000
    164,500 Time Warner, Inc. ..................................     12,090,750
                                                                   ------------
                                                                     32,971,932
                                                                   ------------
 Chemicals -- 0.2%
     68,900 Cambrex Corporation.................................      1,808,625
                                                                   ------------
 Commercial Services -- 0.0%#
     17,600 Modis Professional Services, Inc.+..................        242,000
                                                                   ------------
 Computer Software and Services -- 15.3%
      3,200 BackWeb Technologies Ltd.+..........................         87,600
    219,200 BMC Software, Inc.+.................................     11,836,800
    193,300 Cadence Design Systems, Inc.+.......................      2,464,575
    247,800 Cisco Systems, Inc.+................................     15,983,100
     18,300 Citrix Systems, Inc.+...............................      1,033,950
     74,725 Computer Associates International, Inc. ............      4,109,875
    223,700 Compuware Corporation+..............................      7,116,456
    101,100 EMC Corporation+....................................      5,560,500
     40,700 Hewlett-Packard Company.............................      4,090,350
      1,000 Intuit Inc.+........................................         90,125
    410,500 Microsoft Corporation+..............................     37,021,969
    495,250 Oracle Corporation+.................................     18,386,156
      5,900 Phone.com, Inc.+....................................        330,400
      1,000 Software.com, Inc.+.................................         23,187
    159,700 Sun Microsystems, Inc.+.............................     10,999,338
     38,300 Synopsys, Inc.+.....................................      2,113,681
     20,700 VeriSign, Inc.+.....................................      1,785,375
                                                                   ------------
                                                                    123,033,437
                                                                   ------------
 Consumer Products -- 5.5%
     71,500 The Clorox Company..................................      7,637,094
     44,100 Colgate-Palmolive Company...........................      4,354,875
    168,000 The Dial Corporation................................      6,247,500
    187,500 The Gillette Company................................      7,687,500
    132,200 Newell Rubbermaid Inc. .............................      6,147,300
    131,500 The Procter & Gamble Company........................     11,736,375
                                                                   ------------
                                                                     43,810,644
                                                                   ------------

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                           ------------

 Electronics -- 4.7%
    353,600 Analog Devices, Inc.+................................   $ 17,746,298
     53,100 Honeywell Inc. ......................................      6,152,962
    305,300 LSI Logic Corporation+...............................     14,081,962
                                                                    ------------
                                                                      37,981,222
                                                                    ------------
 Energy -- 1.1%
     91,600 CMS Energy Corporation...............................      3,835,750
    133,200 MidAmerican Energy Holdings Company+.................      4,612,050
                                                                    ------------
                                                                       8,447,800
                                                                    ------------
 Financial Services -- 3.8%
    128,314 Associates First Capital Corporation, Class A........      5,685,914
     17,600 The Charles Schwab Corporation.......................      1,933,800
     90,000 The CIT Group, Inc., Class A.........................      2,598,750
    216,150 CitiGroup, Inc. .....................................     10,267,125
     83,900 First Data Corporation...............................      4,105,856
      7,200 The Goldman Sachs Group, Inc. .......................        520,200
     38,800 Morgan Stanley Dean Witter & Company.................      3,977,000
     19,000 Providian Financial Corporation......................      1,776,500
                                                                    ------------
                                                                      30,865,145
                                                                    ------------
 Food and Beverages -- 3.0%
     87,200 Anheuser-Busch Companies, Inc. ......................      6,185,750
     20,200 Bestfoods............................................        999,900
     77,200 The Coca-Cola Company................................      4,825,000
     85,500 Nabisco Holdings Corporation, Class A................      3,697,875
    270,700 Ralston-Ralston Purina Group.........................      8,239,431
                                                                    ------------
                                                                      23,947,956
                                                                    ------------
 Healthcare -- 2.9%
    187,600 Guidant Corporation..................................      9,649,675
    400,334 HEALTHSOUTH Corporation+.............................      5,979,989
    120,300 United Healthcare Corporation........................      7,533,788
                                                                    ------------
                                                                      23,163,452
                                                                    ------------
 Hotels and Restaurants -- 1.5%
      1,000 CKE Restaurants, Inc. ...............................         16,250
    292,800 McDonald's Corporation...............................     12,096,300
                                                                    ------------
                                                                      12,112,550
                                                                    ------------
 Insurance -- 6.6%
     55,500 American International Group, Inc. ..................      6,496,969
    120,800 CIGNA Corporation....................................     10,751,200
     98,407 Conseco Inc. ........................................      2,995,263
    118,400 The Equitable Companies, Inc. .......................      7,932,800
    131,900 The Hartford Financial Services Group, Inc. .........      7,691,419
    165,300 Lincoln National Corporation.........................      8,647,256
     62,800 Nationwide Financial Services, Inc., Class A.........      2,841,700
    124,054 ReliaStar Financial Corporation......................      5,427,362
                                                                    ------------
                                                                      52,783,969
                                                                    ------------
 Leisure Entertainment -- 1.9%
     90,800 Carnival Corporation.................................      4,403,800
    337,800 Disney (Walt) Company................................     10,408,463
                                                                    ------------
                                                                      14,812,263
                                                                    ------------
 Manufacturing -- 6.2%
     68,200 Abitibi-Consolidated Inc. ...........................        775,775
     66,300 Bowater Inc. ........................................      3,132,675
    140,100 Danaher Corporation..................................      8,143,312
     42,200 Mannesmann AG........................................      6,291,667
    117,700 Owens-Illinois, Inc.+................................      3,847,319
    111,564 Smurfit-Stone Container Corporation..................      2,294,035
     11,200 SPX Corporation+.....................................        935,200
    257,934 Tyco International Ltd. .............................     24,439,247
                                                                    ------------
                                                                      49,859,230
                                                                    ------------

                       See Notes to Financial Statements.

                                 The GCG Trust
                                Research Series

                           June 30, 1999 (Unaudited)

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                           ------------

 COMMON STOCKS -- (Continued)
 Medical Products and Supplies -- 7.3%
    147,900 AstraZeneca Group Plc................................   $  5,720,947
    247,100 American Home Products Corporation...................     14,208,250
    181,700 Bristol-Myers Squibb Company.........................     12,798,494
    119,100 Cardinal Health, Inc. ...............................      7,637,288
        400 McKesson HBOC, Inc. .................................         12,850
     90,700 Medtronic, Inc. .....................................      7,063,262
    183,500 Pharmacia & Upjohn, Inc. ............................     10,425,094
      6,200 VISX, Inc.+..........................................        490,962
                                                                    ------------
                                                                      58,357,147
                                                                    ------------
 Office Equipment -- 0.9%
    122,100 Xerox Corporation....................................      7,211,531
                                                                    ------------
 Oil and Gas -- 4.3%
      9,400 Atlantic Richfield Company (ARCO)....................        785,488
    104,058 BP Amoco PLC, Sponsored ADR..........................     11,290,293
     46,300 Columbia Energy Group................................      2,902,431
    128,900 Conoco Inc., Class A.................................      3,593,088
    112,400 Mobil Corporation....................................     11,127,600
    194,500 Repsol SA............................................      3,967,981
     15,400 Total Fina SA........................................        992,337
                                                                    ------------
                                                                      34,659,218
                                                                    ------------
 Retail -- 6.6%
        882 Albertson's, Inc. ...................................         45,478
    157,400 CompUSA Inc.+........................................      1,170,662
    194,600 CVS Corporation......................................      9,875,950
     84,700 Dayton Hudson Corporation............................      5,505,500
    332,600 The Kroger Company+..................................      9,292,013
    199,000 Office Depot, Inc.+..................................      4,390,437
    241,500 Rite Aid Corporation.................................      5,946,938
    173,600 Safeway Inc.+........................................      8,593,200
    118,300 The TJX Companies, Inc. .............................      3,940,869
     83,500 Wal-Mart Stores, Inc. ...............................      4,028,875
                                                                    ------------
                                                                      52,789,922
                                                                    ------------
 Telecommunications -- 10.2%
    221,600 Bell Atlantic Corporation............................     14,487,100
    227,095 MCI WorldCom, Inc.+..................................     19,544,363
    153,000 Motorola, Inc. ......................................     14,496,750
    122,600 Sprint Corporation...................................      6,474,812
    274,600 Sprint PCS+..........................................     15,686,525
     33,100 Telefonaktiebolaget LM Ericson, Sponsored ADR .......      1,090,231
    298,900 Telefonaktiebolaget LM Ericson, Class B .............      9,595,647
     10,700 Tellabs, Inc.+.......................................        722,919
                                                                    ------------
                                                                      82,098,347
                                                                    ------------
            Total Common Stocks
             (Cost $655,117,227).................................    775,616,884
                                                                    ------------

  Principal                                                           Value
   Amount                                                            (Note 1)
  ---------                                                        ------------

 U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 3.4%
 $ 8,600,000 Federal Agricultural Mortgage Corporation,
             4.972%++ due 07/16/1999............................   $  8,582,621
  12,500,000 Federal Home Loan Bank,
             4.876%++ due 07/07/1999............................     12,490,104
   5,900,000 Federal Home Loan Mortgage Corporation,
             3.650%++ due 07/01/1999............................      5,900,000
                                                                   ------------
             Total U.S. Government Agency Discount Notes (Cost
              $26,972,725)......................................     26,972,725
                                                                   ------------

TOTAL INVESTMENTS (Cost $682,089,952*)..................... 100.0%  802,589,609
OTHER ASSETS AND LIABILITIES (Net).........................   0.0       339,024
                                                            -----  ------------
NET ASSETS................................................. 100.0% $802,928,633
                                                            =====  ============

-------------
 * Aggregate cost for Federal tax purposes.
 + Non-income producing security.
 ++Annualized yield at date of purchase.
 # Amount is less than 0.1%.


                               Glossary of Terms
                       ADR -- American Depository Receipt

                       See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                             Market Manager Series

                           June 30, 1999 (Unaudited)

 Principal                                                              Value
   Amount                                                              (Note 1)
 ---------                                                            ----------

 CORPORATE BONDS AND NOTES -- 4.5%
 Financial Services -- 2.7%
 $  223,000 Cabco (Texas Capital),
             Zero Coupon due 10/01/2001............................   $  193,446
                                                                      ----------
 Industrial -- 1.8%
    130,000 Philip Morris Companies, Inc.,
             6.000% due 07/15/2001.................................      128,835
                                                                      ----------
            Total Corporate Bonds and Notes (Cost $315,480)........      322,281
                                                                      ----------
 U.S. TREASURY OBLIGATIONS -- 29.8%
  (Cost $2,068,102)
 U.S. Treasury Strips:
  2,323,000 3.032% due 02/15/2001..................................    2,127,032
                                                                      ----------

  Number
    of                                            Expiration Strike
 Contracts                                           Date     Price
 ---------                                        ---------- -------
 CALL OPTIONS PURCHASED -- 64.6%
   5,188   S&P Midcap Companies
           Index 400 European..................   03/06/2001 $178.50  1,286,771
   1,686   S&P Midcap Companies
           Index 400 European..................   03/06/2001  178.50    419,158
   1,074   S&P Midcap Companies
           Index 400 European..................   03/06/2001  178.50    266,371
   1,902   S&P 500 European....................   03/06/2001  485.63  1,727,406
     621   S&P 500 European....................   03/06/2001  485.63    560,916
     397   S&P 500 European....................   03/06/2001  485.63    358,892
                                                                     ----------
           Total Call Options Purchased
            (Cost $826,408).................                          4,619,514
                                                                     ----------

TOTAL INVESTMENTS (Cost $3,209,989*)........................   98.9%  7,068,827
OTHER ASSETS AND LIABILITIES (Net)..........................    1.1      78,017
                                                              -----  ----------
NET ASSETS..................................................  100.0% $7,146,844
                                                              =====  ==========

-------------
 * Aggregate cost for Federal tax purposes.

                       See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                             Mid-Cap Growth Series

                           June 30, 1999 (Unaudited)

                                                                       Value
  Shares                                                              (Note 1)
  ------                                                            ------------

 COMMON STOCKS -- 91.8%
 Automotive-Parts -- 0.2%
    16,400 Federal-Mogul Corporation.............................   $    852,800
                                                                    ------------
 Broadcast, Radio and Television -- 13.4%
     1,100 Entercom Communications Corporation+..................         47,025
   482,000 Gemstar International Group, Ltd.+....................     31,450,500
    60,000 Hearst-Argyle Television, Inc.+.......................      1,440,000
    32,200 Meredith Corporation..................................      1,114,925
       800 Radio One, Inc.+......................................         37,200
    17,300 Sinclair Broadcast Group, Inc., Class A+..............        283,288
   443,200 SportLine USA, Inc.+..................................     15,899,800
                                                                    ------------
                                                                      50,272,738
                                                                    ------------
 Commercial Services -- 2.0%
    28,900 CSG Systems International, Inc.+......................        756,819
    22,200 Gartner Group, Inc., Class A+.........................        455,100
   144,700 Quintiles Transnational Corporation+..................      6,077,400
                                                                    ------------
                                                                       7,289,319
                                                                    ------------
 Computer Services -- 14.0%
    49,300 Affiliated Computer Services, Inc., Class A+..........      2,495,812
    17,900 The BISYS Group, Inc.+................................      1,047,150
   194,240 Cadence Design Systems, Inc.+.........................      2,476,560
    21,200 CheckFree Holdings Corporation+.......................        584,325
       100 Critical Path, Inc.+..................................          5,531
    37,000 DST Systems, Inc.+....................................      2,326,375
       200 Flycast Communications Corporation+...................          3,825
       100 MapQuest.com, Inc.+...................................          1,631
   183,000 Maxtor Corporation+...................................        920,719
   237,470 Network Solutions, Inc. Class A+......................     18,789,814
    24,800 Online Resources & Communications Corporation+........        336,350
       300 Redback Networks+.....................................         37,669
   370,600 Security Dynamics Technologies, Inc.+.................      7,875,250
    37,700 Security First Technologies Corporation+..............      1,701,213
   106,400 SunGard Data Systems, Inc.+...........................      3,670,800
    43,192 Synopsys, Inc.+.......................................      2,383,659
   380,550 Technology Solutions Company+.........................      4,114,697
       700 USinternetworking, Inc.+..............................         29,400
    41,600 VeriSign, Inc.+.......................................      3,588,000
       500 Ziff-Davis, Inc. -- ZD Net+...........................         13,000
                                                                    ------------
                                                                      52,401,780
                                                                    ------------
 Computer Software -- 6.9%
   142,500 Aspen Technology, Inc.+...............................      1,674,375
    16,800 BMC Software, Inc.+...................................        907,200
   146,800 Citrix Systems, Inc.+.................................      8,294,200
   369,900 Edify Corporation+....................................      4,947,412
   107,000 IMRglobal Corporation+................................      2,059,750
       300 Informatica Corporation+..............................         10,687
    44,500 Intuit Inc.+..........................................      4,010,562
       400 Marimba, Inc.+........................................         21,075
       400 Net Perceptions, Inc.+................................          8,725
   117,700 Policy Management Systems Corporation+................      3,531,000
       500 Software.com, Inc.+...................................         11,594
    19,400 The Vantive Corporation+..............................        221,887
                                                                    ------------
                                                                      25,698,467
                                                                    ------------
 Consumer Products -- 0.6%
    55,500 The Dial Corporation..................................      2,063,906
                                                                    ------------
 Diversified Minerals -- 0.0%#
   366,400 Southern Africa Minerals Corporation+.................        109,410
                                                                    ------------
 Educational Services -- 0.5%
   156,200 Learning Tree International, Inc.+....................      1,708,438
       810 Sylvan Learning Systems, Inc.+........................         22,022
                                                                    ------------
                                                                       1,730,460
                                                                    ------------

                                                                       Value
  Shares                                                              (Note 1)
  ------                                                            ------------

 Electronics -- 10.5%
    75,200 Analog Devices, Inc.+.................................   $  3,774,100
   153,600 Applied Science and Technology, Inc.+.................      3,456,000
       400 GlobeSpan, Inc.+......................................         15,900
   117,600 KLA-Tencor Corporation+...............................      7,629,300
   178,300 Kulicke and Soffa Industries, Inc.+...................      4,780,669
    33,900 MKS Instruments, Inc.+................................        631,388
    34,500 Novellus Systems, Inc.+...............................      2,354,625
   318,300 SIPEX Corporation+....................................      6,525,150
   138,700 Teradyne, Inc.+.......................................      9,951,725
                                                                    ------------
                                                                      39,118,857
                                                                    ------------
 Energy -- 0.1%
    18,900 CONSOL Energy Inc.+...................................        226,800
                                                                    ------------
 Financial Services -- 3.4%
   297,500 Edwards (A.G.), Inc...................................      9,594,375
   105,500 Fiserv, Inc.+.........................................      3,303,469
                                                                    ------------
                                                                      12,897,844
                                                                    ------------
 Food and Beverages -- 3.9%
   473,800 Del Monte Foods Company+..............................      7,936,150
    20,500 The Great Atlantic & Pacific Tea Company, Inc. .......        693,156
    91,800 Keebler Foods Company+................................      2,788,425
    25,300 McCormick & Company, Inc..............................        798,531
    53,300 Suiza Foods Corporation+..............................      2,231,938
                                                                    ------------
                                                                      14,448,200
                                                                    ------------
 Health Care and Services -- 7.8%
     1,800 Advanced Health Corporation+..........................          6,750
   562,065 Concentra Managed Care, Inc.+.........................      8,325,588
   450,400 Health Management Associates, Inc., Class A+..........      5,067,000
 1,020,805 Total Renal Care Holdings, Inc.+......................     15,886,278
                                                                    ------------
                                                                      29,285,616
                                                                    ------------
 Insurance -- 0.1%
     6,766 XL Capital Ltd., Class A .............................        382,279
                                                                    ------------
 Manufacturing -- 3.0%
   479,700 IDEXX Laboratories, Inc.+.............................     11,183,006
                                                                    ------------
 Medical Supplies & Services -- 7.1%
   440,200 Cytyc Corporation+....................................      8,583,900
    63,900 LaserSight Inc.+......................................      1,038,375
   118,300 Lincare Holdings, Inc.+...............................      2,957,500
   286,378 Martek Biosciences Corporation+.......................      2,434,213
    36,500 Omnicare, Inc.........................................        460,813
   104,000 PSS World Medical, Inc.+..............................      1,163,500
   443,800 STERIS Corporation+...................................      8,598,625
    70,800 Ventana Medical Systems, Inc.+........................      1,354,050
                                                                    ------------
                                                                      26,590,976
                                                                    ------------
 Oil and Gas -- Equipment and Services -- 3.7%
   158,700 Cooper Cameron Corporation+...........................      5,881,819
   141,000 Global Industries, Ltd.+..............................      1,806,562
     6,500 The Houston Exploration Company+......................        123,094
   215,500 Newfield Exploration Company+.........................      6,128,281
                                                                    ------------
                                                                      13,939,756
                                                                    ------------
 Oil and Gas Extraction -- 3.1%
    87,700 Diamond Offshore Drilling, Inc........................      2,488,487
   228,100 Noble Drilling Corporation+...........................      4,490,719
   176,200 Transocean Offshore, Inc. ............................      4,625,250
                                                                    ------------
                                                                      11,604,456
                                                                    ------------

                       See Notes to Financial Statements.

                                 The GCG Trust
                             Mid-Cap Growth Series

                           June 30, 1999 (Unaudited)

                                                                       Value
  Shares                                                              (Note 1)
  ------                                                            ------------

 COMMON STOCKS -- (Continued)
 Pharmaceuticals -- 1.8%
    27,300 Cytoclonal Pharmaceutics, Inc.+.......................   $    172,331
    63,900 Sepracor, Inc.+.......................................      5,191,875
   125,500 United Therapeutics Corporation+......................      1,537,375
                                                                    ------------
                                                                       6,901,581
                                                                    ------------
 Publishing -- 1.5%
   109,600 Scholastic Corporation+...............................      5,548,500
                                                                    ------------
 Retail, Trade and Services -- 3.5%
   139,700 BJ's Wholesale Club, Inc.+............................      4,199,731
   482,700 CompUSA Inc...........................................      3,590,081
   331,700 The Gymboree Corporation+.............................      3,482,850
   199,200 LoJack Corporation+...................................      1,668,300
     1,000 Valley Media, Inc.+...................................         14,875
                                                                    ------------
                                                                      12,955,837
                                                                    ------------
 Telecommunications -- 4.7%
   317,000 Aerial Communications, Inc.+..........................      4,279,500
   428,190 Cable Design Technologies Corporation+................      6,610,183
       300 Copper Mountain Networks, Inc.+.......................         23,175
       300 Inet Technologies, Inc.+..............................          7,200
   221,700 Intermedia Communications Inc.+.......................      6,651,000
     1,400 Time Warner Telecom Inc., Class A+....................         40,600
                                                                      17,611,658
                                                                    ------------
           Total Common Stocks
            (Cost $285,628,764)..................................    343,114,246
                                                                    ------------

  Principal                                                           Value
   Amount                                                            (Note 1)
  ---------                                                        ------------

 CONVERTIBLE BONDS -- 2.8%
 $ 1,160,000 Concentra Managed Care, Inc.,
              6.000% due 12/15/2001.............................   $  1,086,050
  10,040,000 Concentra Managed Care, Inc.,
              4.500% due 03/15/2003.............................      9,500,350
                                                                   ------------
             Total Convertible Bonds (Cost $7,799,990)..........     10,586,400
                                                                   ------------
 U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 5.9%
  12,200,000 Federal Agricultural Mortgage Corporation, 4.884%++
              due 07/14/1999....................................     12,178,633
   9,700,000 Federal Home Loan Mortgage Corporation, 3.650%++
              due 07/01/1999....................................      9,700,000
                                                                   ------------
             Total U.S. Government Agency Discount Notes (Cost
              $21,878,633)......................................     21,878,633
                                                                   ------------

TOTAL INVESTMENTS
 (Cost $315,307,387*).. 100.5%  375,579,279
OTHER ASSETS AND
 LIABILITIES (Net).....  (0.5)   (1,707,847)
                        -----  ------------
NET ASSETS............. 100.0% $373,871,432
            =========== =====  ============

-------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.
++Annualized yield at date of purchase.
# Amount is less than 0.1%.

                               Glossary of Terms
     ADR -- American Depository Receipt

                       See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                               All-Growth Series

                           June 30, 1999 (Unaudited)

                                                                       Value
  Shares                                                              (Note 1)
  ------                                                            ------------

 COMMON STOCKS -- 94.9%
 Advertising -- 1.9%
    49,600 Lamar Advertising Company+............................   $  2,030,500
                                                                    ------------
 Computer Industry -- 14.6%
    37,000 AboveNet Communications, Inc.+........................      1,493,875
    32,300 i2 Technologies, Inc.+................................      1,388,900
    25,800 InfoSpace.com, Inc.+..................................      1,212,600
    27,900 Inktomi Corporation+..................................      3,642,694
    24,900 Lycos, Inc.+..........................................      2,287,688
    41,900 PSINet, Inc.+.........................................      1,833,125
    14,400 Sapient Corporation+..................................        815,400
    22,700 Verio, Inc.+..........................................      1,577,650
     7,100 VERITAS Software Corporation+.........................        674,056
     3,200 Yahoo! Inc.+..........................................        551,200
                                                                    ------------
                                                                      15,477,188
                                                                    ------------
 Electrical Equipment -- 8.9%
    43,400 CommScope, Inc.+......................................      1,334,550
    23,600 Emulex Corporation+...................................      2,624,025
    78,500 Gentex Corporation+...................................      2,198,000
    18,200 Maxim Integrated Products, Inc.+......................      1,210,300
    26,800 VISX, Inc.+...........................................      2,122,225
                                                                    ------------
                                                                       9,489,100
                                                                    ------------
 Electronics -- 3.1%
    19,400 Celestica, Inc.+......................................        840,262
    37,300 Gemstar International Group Ltd.+.....................      2,433,825
                                                                    ------------
                                                                       3,274,087
                                                                    ------------
 Entertainment -- 3.9%
    16,500 Adelphia Communications Corporation+..................      1,049,812
     5,200 Cinar Corporation+....................................        127,400
    81,600 Premier Parks, Inc....................................      2,998,800
                                                                    ------------
                                                                       4,176,012
                                                                    ------------
 Financial Services -- 6.6%
    43,500 Capital One Financial Corporation.....................      2,422,406
    10,450 The Charles Schwab Corporation........................      1,148,194
    71,200 Heller Financial, Inc.................................      1,980,250
    15,400 Providian Financial Corporation.......................      1,439,900
                                                                    ------------
                                                                       6,990,750
                                                                    ------------
 Health Care -- 4.5%
    12,100 Immunex Corporation+..................................      1,541,994
    40,300 MedImmune, Inc.+......................................      2,730,325
    10,300 Waters Corporation+...................................        547,187
                                                                    ------------
                                                                       4,819,506
                                                                    ------------
 Manufacturing -- 4.9%
    17,900 Corning, Inc. ........................................      1,255,237
    32,800 Danaher Corporation...................................      1,906,500
    83,800 Mettler-Toledo International, Inc.+...................      2,079,287
                                                                    ------------
                                                                       5,241,024
                                                                    ------------
 Medical -- Hospital Management and Services -- 1.0%
    17,300 Express Scripts, Inc., Class A+.......................      1,041,244
                                                                    ------------
 Oil and Gas -- 2.0%
    74,600 Diamond Offshore Drilling, Inc. ......................      2,116,775
                                                                    ------------
 Retail -- 9.7%
    56,000 American Eagle Outfitters, Inc.+......................      2,548,000
    29,500 AnnTaylor Stores Corporation+.........................      1,327,500
    25,600 Circuit City Stores -- Circuit City Group.............      2,380,800
    27,825 Staples, Inc.+........................................        860,836
    38,200 Tandy Corporation.....................................      1,867,025
    13,100 Tiffany & Co..........................................      1,264,150
                                                                    ------------
                                                                      10,248,311
                                                                    ------------

                                                                      Value
   Shares                                                            (Note 1)
   ------                                                          ------------

 Semiconductors -- 18.7%
     48,800 Atmel Corporation+..................................   $  1,277,950
     23,000 Broadcom Corporation, Class A+......................      3,324,938
     28,000 Conexant Systems, Inc.+.............................      1,625,750
     48,400 LSI Logic Corporation+..............................      2,232,450
     62,400 MIPS Technologies, Inc.+............................      2,991,300
     16,500 QLogic Corporation+.................................      2,178,000
     39,200 Sanmina Corporation+................................      2,974,300
     55,900 Xilinx, Inc.+.......................................      3,200,275
                                                                   ------------
                                                                     19,804,963
                                                                   ------------
 Services -- 9.5%
     40,500 ASM Lithography Holding N.V.+.......................      2,404,688
     11,600 Omnicom Group, Inc..................................        928,000
     95,000 Outdoor Systems, Inc.+..............................      3,467,500
     60,000 Snyder Communications, Inc..........................      1,965,000
     44,700 United Rentals, Inc.+...............................      1,318,650
                                                                   ------------
                                                                     10,083,838
                                                                   ------------
 Telecommunications -- 5.6%
     20,800 General Instrument Corporation+.....................        884,000
     54,900 L-3 Communications Holding, Inc.+...................      2,652,356
     34,900 Powerwave Technologies, Inc.+.......................      1,125,525
     39,500 Qwest Communications International, Inc.+...........      1,305,969
                                                                   ------------
                                                                      5,967,850
                                                                   ------------
            Total Common Stocks
             (Cost $85,632,279).................................    100,761,148
                                                                   ------------
 Principal
   Amount
 ---------
 REPURCHASE AGREEMENT -- 5.9%
  (Cost $6,276,398)
 $6,276,398 Agreement with First Union National Bank, 4.670%
             dated 06/30/1999 to be repurchased at $6,277,212 on
             07/01/1999, collateralized by: $6,930,000 Federal
             National Mortgage Association, due 01/15/2009
             (Market value $6,441,065)..........................      6,276,398
                                                                   ------------

TOTAL INVESTMENTS (Cost $91,908,677*)...................... 100.8%  107,037,546
OTHER ASSETS AND LIABILITIES (Net).........................  (0.8)     (886,138)
                                                            -----  ------------
NET ASSETS................................................. 100.0% $106,151,408
                                                            =====  ============

-------------
* Aggregate cost for Federal tax purposes.
+Non-income producing security.

                       See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                          Growth Opportunities Series

                           June 30, 1999 (Unaudited)

                                                                         Value
  Shares                                                               (Note 1)
  ------                                                               ---------

 COMMON STOCKS -- 93.3%
 Aerospace/Defense -- 1.5%
     5,300 Lockheed Martin Corporation..............................   $ 197,425
                                                                       ---------
 Appliances -- 2.2%
     3,900 Whirlpool Corporation+...................................     288,600
                                                                       ---------
 Auto Related -- 3.4%
         1 Delphi Automotive Systems Corporation....................          17
     3,450 General Motors Corporation...............................     227,700
     4,250 PACCAR, Inc..............................................     226,844
                                                                       ---------
                                                                         454,561
                                                                       ---------
 Banks -- 1.5%
     2,810 BankAmerica Corporation..................................     206,008
                                                                       ---------
 Broadcast, Radio & Television -- 2.3%
     6,200 Fox Entertainment Group, Inc., Class A+..................     167,012
     4,600 The News Corporation Ltd., Sponsored ADR.................     145,188
                                                                       ---------
                                                                         312,200
                                                                       ---------
 Chemicals -- 4.7%
     3,250 The Dow Chemical Company.................................     412,344
     4,200 Nalco Chemical Company...................................     217,875
                                                                       ---------
                                                                         630,219
                                                                       ---------
 Computer Industry -- 9.4%
     7,200 Autodesk, Inc............................................     212,850
    15,400 Avid Technology, Inc.+...................................     248,325
     1,650 Computer Sciences Corporation+...........................     114,159
     3,400 Comverse Technology, Inc.+...............................     256,700
     4,600 Electronic Data Systems Corporation......................     260,187
     5,800 Newbridge Networks Corporation+..........................     166,750
                                                                       ---------
                                                                       1,258,971
                                                                       ---------
 Distributor / Wholesaler -- 1.5%
    16,700 Fleming Companies, Inc...................................     194,137
                                                                       ---------
 Electronics -- 3.3%
     1,450 Sony Corporation, ADR....................................     160,044
     1,400 Matsushita Electric Industrial Company, Ltd., ADR........     277,638
                                                                       ---------
                                                                         437,682
                                                                       ---------
 Financial Services -- 4.3%
     3,600 Capital One Financial Corporation........................     200,475
     3,800 Golden West Financial Corporation........................     372,400
                                                                       ---------
                                                                         572,875
                                                                       ---------
 Food & Beverages -- 2.2%
     7,300 Archer-Daniels-Midland Company...........................     112,694
     6,100 Seminis, Inc., Class A+..................................      91,881
     1,295 Unilever NV..............................................      90,301
                                                                       ---------
                                                                         294,876
                                                                       ---------
 Health Care -- 4.8%
     3,800 Bausch & Lomb, Inc.......................................     290,700
    16,000 First Health Group Corporation+..........................     345,000
                                                                       ---------
                                                                         635,700
                                                                       ---------
 Hotels/Resorts -- 0.9%
    10,000 Host Marriott Corporation+...............................     118,750
                                                                       ---------
 Insurance -- 2.5%
     1,700 Loews Corporation+.......................................     134,513
     6,750 StanCorp Financial Group, Inc.+..........................     202,500
                                                                       ---------
                                                                         337,013
                                                                       ---------
 Iron/Steel -- 1.0%
     4,800 Carpenter Technology Corporation.........................     137,100
                                                                       ---------

                                                                        Value
  Shares                                                               (Note 1)
  ------                                                              ----------

 Machinery -- 2.8%
     4,200 Applied Power, Inc., Class A............................   $  114,713
     6,350 The Manitowoc Company, Inc..............................      264,319
                                                                      ----------
                                                                         379,032
                                                                      ----------
 Manufacturing -- 2.6%
     9,550 Raychem Corporation.....................................      353,350
                                                                      ----------
 Metals and Mining -- 5.7%
     8,700 Alcoa, Inc..............................................      538,312
     3,250 Rio Tinto Plc, ADR......................................      218,563
                                                                      ----------
                                                                         756,875
                                                                      ----------
 Oil and Gas -- 7.0%
     6,800 Amerada Hess Corporation+...............................      404,600
     2,550 Schlumberger, Ltd.......................................      162,403
    22,550 Union Pacific Resources Group, Inc......................      367,847
                                                                      ----------
                                                                         934,850
                                                                      ----------
 Paper and Forest Products -- 7.3%
     9,300 Boise Cascade Corporation+..............................      398,737
     3,350 Chesapeake Corporation..................................      125,416
     4,800 International Paper Company+............................      242,400
     3,100 Weyerhaeuser Company....................................      213,125
                                                                      ----------
                                                                         979,678
                                                                      ----------
 Publishing/Printing Services -- 3.3%
     8,200 Donnelley (R.R.) & Sons Company.........................      303,912
     2,650 Harcourt General, Inc...................................      136,641
                                                                      ----------
                                                                         440,553
                                                                      ----------
 Retail -- 6.2%
     6,400 Duane Reade Inc.+.......................................      196,000
    14,200 Kmart Corporation+......................................      233,413
     7,400 Nordstrom, Inc..........................................      247,900
     4,350 The TJX Companies, Inc..................................      144,909
                                                                      ----------
                                                                         822,222
                                                                      ----------
 Telecommunications -- 1.2%
     3,700 Carrier Access Corporation+.............................      162,106
                                                                      ----------
 Telecommunications Equipment -- 1.5%
     2,050 Motorola, Inc...........................................      194,238
                                                                      ----------
 Transportation -- 7.9%
     4,100 Canadian National Railway Company.......................      274,700
     4,600 FDX Corporation+........................................      249,550
     7,800 Swift Transportion Company, Inc.+.......................      171,600
     6,100 Union Pacific Corporation...............................      355,706
                                                                      ----------
                                                                       1,051,556
                                                                      ----------
 Waste Disposal -- 2.3%
    12,300 Republic Services, Inc.+................................      304,425
                                                                      ----------
           Total Common Stocks
            (Cost $10,538,064).....................................   12,455,002
                                                                      ----------

TOTAL INVESTMENTS (Cost $10,538,064*).......................  93.3%  12,455,002
OTHER ASSETS AND LIABILITIES (Net)..........................   6.7      896,475
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $13,351,477
                                                             =====  ===========

-------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.

                               Glossary of Terms
                       ADR -- American Depository Receipt

                       See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                            Strategic Equity Series

                           June 30, 1999 (Unaudited)

                                                                        Value
   Shares                                                             (Note 1)
   ------                                                             --------

 COMMON STOCKS -- 94.4%
  Apparel and Textiles -- 1.6%
     22,026 Jones Apparel Group, Inc.+............................   $   755,767
     10,000 Tommy Hilfiger Corporation+...........................       735,000
                                                                     -----------
                                                                       1,490,767
                                                                     -----------
  Auto Related -- 1.6%
     13,000 Harley-Davidson, Inc. ................................       706,875
     31,000 Tower Automotive, Inc.+...............................       788,563
                                                                     -----------
                                                                       1,495,438
                                                                     -----------
  Banks -- 3.9%
     11,500 Astoria Financial Corporation.........................       505,281
     17,100 Bank United Corporation, Class A......................       687,206
     25,000 Compass Bancshares, Inc. .............................       681,250
     17,600 First Tennessee National Corporation..................       674,300
     15,500 GreenPoint Financial Corporation......................       508,594
     27,700 National Commerce Bancorporation......................       605,937
                                                                     -----------
                                                                       3,662,568
                                                                     -----------
  Broadcast, Radio and Television -- 1.7%
     11,200 Hispanic Broadcasting Corporation+....................       849,800
     11,800 Univision Communications Inc.+........................       778,800
                                                                     -----------
                                                                       1,628,600
                                                                     -----------
  Computer Industry -- 14.7%
     19,000 Adaptec, Inc.+........................................       670,937
      9,500 Adobe Systems Inc. ...................................       780,484
     15,000 Apple Computer, Inc.+.................................       694,687
     30,000 BEA Systems, Inc.+....................................       856,875
     13,000 Check Point Software Technologies Ltd.+...............       697,125
     11,800 Citrix Systems, Inc.+.................................       666,700
      9,750 Comverse Technology, Inc.+............................       736,125
     13,800 Electronic Arts Inc.+.................................       748,650
      8,100 Intuit Inc.+..........................................       730,012
     20,000 ISS, Group Inc.+......................................       755,000
      7,000 Lycos, Inc.+..........................................       643,125
     15,100 Macromedia, Inc. .....................................       532,275
     17,500 NorthPoint Communications Group, Inc.+................       638,750
     27,900 Novell, Inc.+.........................................       739,350
     15,000 Portal Software, Inc.+................................       694,688
     19,800 Rational Software Corporation+........................       652,163
     10,500 Verio Inc.+...........................................       729,750
     12,000 VeriSign, Inc.+.......................................     1,035,000
      8,000 Veritas Software Corporation+.........................       759,500
                                                                     -----------
                                                                      13,761,196
                                                                     -----------
  Consumer Products -- 1.2%
     36,600 Callaway Golf Company.................................       535,275
     27,400 La-Z-Boy, Inc. .......................................       630,200
                                                                     -----------
                                                                       1,165,475
                                                                     -----------
  Electrical Products -- 2.2%
     33,500 American Power Conversion Corporation+................       674,187
     14,000 Jabil Circuit, Inc.+..................................       631,750
     10,000 Teradyne, Inc.+.......................................       717,500
                                                                     -----------
                                                                       2,023,437
                                                                     -----------
  Electronics -- 5.2%
     13,000 ASM Lithography Holding N.V.+.........................       771,875
     12,000 Flextronics International, Ltd.+......................       666,000
     12,000 Gemstar International Group Ltd.+.....................       783,000
     21,400 Gentex Corporation+...................................       599,200
     14,000 L-3 Communications Holdings, Inc.+....................       676,375
     10,100 Micrel, Inc.+.........................................       747,400
     31,250 Vishay Intertechnology, Inc.+.........................       656,250
                                                                     -----------
                                                                       4,900,100
                                                                     -----------

                                                                        Value
   Shares                                                             (Note 1)
   ------                                                             --------

  Financial Services -- 4.7%
     15,000 The Bear Stearns Companies Inc. ......................   $   701,250
     15,000 Concord EFS, Inc.+....................................       634,688
     37,200 Federated Investors, Inc. Class B.....................       667,275
     11,400 The FINOVA Group Inc. ................................       599,925
     18,300 Fiserv, Inc.+.........................................       573,019
     10,000 Knight/Trimark Group, Inc.+...........................       603,125
      7,000 SEI Investments Company...............................       617,750
                                                                     -----------
                                                                       4,397,032
                                                                     -----------
  Food and Beverages -- 0.7%
     13,200 Adolph Coors Company, Class B.........................       653,400
                                                                     -----------
  Healthcare -- 2.2%
      5,800 Allergan, Inc.+.......................................       643,800
     10,500 VISX, Inc.+...........................................       831,469
     10,600 Waters Corporation+...................................       563,125
                                                                     -----------
                                                                       2,038,394
                                                                     -----------
  Hotels/Resorts -- 1.0%
     32,000 Mandalay Resort Group+................................       676,000
      5,700 MGM Grand, Inc.+......................................       279,300
                                                                     -----------
                                                                         955,300
                                                                     -----------
  Industrial Products, Services and Machinery -- 0.7%
      8,200 SPX Corporation+......................................       684,700
                                                                     -----------
  Insurance -- 1.3%
     12,600 AFLAC, Inc. ..........................................       603,225
     18,800 Protective Life Corporation...........................       620,400
                                                                     -----------
                                                                       1,223,625
                                                                     -----------
  Manufacturing -- 0.6%
      9,000 Danaher Corporation...................................       523,125
                                                                     -----------
  Medical -- Hospital Management and Services -- 1.2%
      7,300 Express Scripts, Inc., Class A+.......................       439,369
     17,700 Trigon Healthcare, Inc.+..............................       643,838
                                                                     -----------
                                                                       1,083,207
                                                                     -----------
  Medical Products -- 2.3%
      9,000 Bausch & Lomb Inc. ...................................       688,500
     14,000 Biomet, Inc. .........................................       556,500
      9,100 Patterson Dental Company+.............................       316,225
      4,900 PE Corp-PE Biosystems Group...........................       562,275
                                                                     -----------
                                                                       2,123,500
                                                                     -----------
  Oil and Gas -- 4.4%
     35,000 ENSCO International Inc. .............................       697,813
     30,500 Nabors Industries, Inc.+..............................       745,344
     80,000 R&B Falcon Corporation+...............................       750,000
     33,000 Rowan Companies, Inc.+................................       608,438
     25,000 Transocean Offshore Inc. .............................       656,250
     17,000 Weatherford International, Inc.+......................       622,625
                                                                     -----------
                                                                       4,080,470
                                                                     -----------
  Pharmaceuticals -- 1.4%
     10,000 Biogen, Inc.+.........................................       643,125
      2,450 Celera Genomics+......................................        39,659
      8,700 MedImmune, Inc.+......................................       589,425
                                                                     -----------
                                                                       1,272,209
                                                                     -----------
  Printing and Forms -- 1.2%
      8,800 Lexmark International Group, Inc., Class A+...........       581,350
     15,300 Valassis Communications, Inc.+........................       560,363
                                                                     -----------
                                                                       1,141,713
                                                                     -----------
  Publishing -- 1.3%
     13,300 Electronics For Imaging, Inc.+........................       683,287
     14,000 The Readers Digest Association, Inc., Class B.........       556,500
                                                                     -----------
                                                                       1,239,787
                                                                     -----------

                       See Notes to Financial Statements.

                                 The GCG Trust
                            Strategic Equity Series

                           June 30, 1999 (Unaudited)

                                                                        Value
   Shares                                                             (Note 1)
   ------                                                             --------

 COMMON STOCKS -- (Continued)
  Restaurants -- 2.0%
     20,300 Brinker International, Inc.+..........................   $   551,906
     18,000 Outback Steakhouse Inc.+..............................       707,625
     20,100 Sonic Corporation+....................................       655,762
                                                                     -----------
                                                                       1,915,293
                                                                     -----------
  Retail -- 14.4%
     14,000 American Eagle Outfitters, Inc.+......................       637,000
      6,400 Abercrombie & Fitch Company, Class A+.................       307,200
     16,100 AnnTaylor Stores Corporation..........................       724,500
     16,500 Bed Bath & Beyond Inc.+...............................       635,250
     12,200 Best Buy Company, Inc.+...............................       823,500
     18,800 Dollar Tree Stores, Inc.+.............................       827,200
     14,000 eToys Inc.+...........................................       570,500
     40,000 Hollywood Entertainment Corporation+..................       782,500
     12,810 Intimate Brands, Inc. ................................       606,874
      8,100 Kohl's Corporation+...................................       625,219
     15,000 Lands' End Inc.+......................................       727,500
     13,200 Linens 'n Things, Inc.+...............................       577,500
     29,700 The Men's Wearhouse, Inc.+............................       757,350
     15,100 99 Cents Only Stores+.................................       754,056
     11,000 Payless ShoeSource, Inc.+.............................       588,500
     69,400 Spiegel, Inc., Class A+...............................       615,925
     17,200 Tandy Corporation.....................................       840,650
      7,000 Tiffany & Co. ........................................       675,500
     21,000 The TJX Companies, Inc. ..............................       699,563
     18,100 Zale Corporation+.....................................       724,000
                                                                     -----------
                                                                      13,500,287
                                                                     -----------
  Semiconductors -- 9.4%
     17,400 Altera Corporation+...................................       640,537
     20,000 Burr-Brown Corporation+...............................       732,500
     15,000 Conexant Systems, Inc.+...............................       870,938
     12,000 KLA-Tencor Corporation+...............................       778,500
     17,100 LSI Logic Corporation+................................       788,737
     18,400 MIPS Technologies, Inc., Class A+.....................       882,050
     30,000 National Semiconductor Corporation+...................       759,375
     14,000 PMC-Sierra, Inc.+.....................................       825,125
      7,500 QLogic Corporation+...................................       990,000
     10,200 Vitesse Semiconductor Corporation+....................       687,863
     14,000 Xilinx, Inc.+.........................................       801,500
                                                                     -----------
                                                                       8,757,125
                                                                     -----------
  Services -- 5.3%
     22,200 American Management Systems, Inc.+....................       711,787
     22,300 Apollo Group, Inc., Class A+..........................       592,344
     28,200 CSG Systems International Inc.+.......................       738,487
     12,400 Galileo International, Inc. ..........................       662,625
     15,900 Lamar Advertising Company+............................       650,906
     23,000 Nielsen Media Research, Inc.+.........................       672,750
     14,200 SFX Entertainment, Inc.+..............................       908,800
                                                                     -----------
                                                                       4,937,699
                                                                     -----------

                                                                       Value
   Shares                                                            (Note 1)
   ------                                                            --------

  Telecommunications -- 6.6%
     12,000 ADC Telecommunications, Inc.+........................   $   546,750
     23,000 CommScope, Inc.+.....................................       707,250
     11,000 Copper Mountain Networks, Inc.+......................       849,750
     25,000 Crown Castle International Corporation+..............       520,313
     15,900 General Instrument Corporation+......................       675,750
      6,100 NTL Inc.+............................................       525,744
      5,300 QUALCOMM Inc.+.......................................       760,550
     18,900 Scientific-Atlanta, Inc.+............................       680,400
      5,400 Uniphase Corporation+................................       896,400
                                                                    -----------
                                                                      6,162,907
                                                                    -----------
  Transportation -- 0.8%
     12,200 Kansas City Southern Industries, Inc. ...............       778,512
                                                                    -----------
  Utilities -- 0.8%
     10,000 Montana Power Company................................       705,000
                                                                    -----------
            Total Common Stocks (Cost $74,706,022)...............    88,300,866
                                                                    -----------
 Principal
   Amount
 ---------
 U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 5.7% (Cost $5,290,000)
 $5,290,000 Federal Home Loan Mortgage Corporation, 3.650%++ due
             07/01/1999..........................................     5,290,000
                                                                    -----------

TOTAL INVESTMENTS
 (Cost
 $79,996,022*)... 100.1%  93,590,866
OTHER ASSETS AND
 LIABILITIES
 (Net)...........  (0.1)     (55,116)
                  -----  -----------
NET ASSETS....... 100.0% $93,535,750
         ======== =====  ===========

-------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.
++ Annualized yield at date of purchase.

                               Glossary of Terms
                       ADR -- American Depository Receipt

                       See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                          Capital Appreciation Series

                           June 30, 1999 (Unaudited)

                                                                      Value
   Shares                                                            (Note 1)
   ------                                                            --------

 COMMON STOCKS -- 92.7%
  Aerospace/Defense -- 0.1%
       2,200 United Technologies Corporation....................   $    157,712
                                                                   ------------
  Agricultural Biotechnology -- 1.1%
      82,500 Monsanto Company...................................      3,253,594
                                                                   ------------
  Auto Related -- 0.9%
      49,000 Ford Motor Company.................................      2,765,437
                                                                   ------------
  Banks -- 2.4%
      84,000 Chase Manhattan Corporation........................      7,276,500
                                                                   ------------
  Broadcast, Radio and Television -- 6.2%
      84,200 Cablevision Systems Corporation, Class A+..........      5,894,000
     124,000 Comcast Corporation, Class A, Special Shares (Non-
              Voting)...........................................      4,766,250
     144,700 Cox Communications, Inc., Class A+.................      5,326,769
      40,000 MediaOne Group, Inc.+..............................      2,975,000
                                                                   ------------
                                                                     18,962,019
                                                                   ------------
  Computer Industry -- 13.2%
      89,200 BMC Software, Inc.+................................      4,816,800
       5,000 Cisco Systems, Inc.+...............................        322,500
      12,000 Comverse Technology, Inc.+.........................        906,000
      18,000 Dell Computer Corporation+.........................        666,000
      15,000 EMC Corporation+...................................        825,000
      55,000 Gateway Inc.+......................................      3,245,000
      28,800 Lexmark International Group, Inc., Class A+........      1,902,600
      61,000 International Business Machines Corporation........      7,884,250
      83,500 Microsoft Corporation+.............................      7,530,656
      37,000 SunGard Data Systems Inc.+.........................      1,276,500
      53,000 Sun Microsystems, Inc.+............................      3,650,375
     180,100 Unisys Corporation+................................      7,012,644
                                                                   ------------
                                                                     40,038,325
                                                                   ------------
  Consumer Products -- 3.6%
     110,000 Avon Products, Inc. ...............................      6,105,000
      50,300 Colgate-Palmolive Company..........................      4,967,125
                                                                   ------------
                                                                     11,072,125
                                                                   ------------
  Electronics -- 0.7%
      25,000 Solectron Corporation+.............................      1,667,187
       5,300 Teradyne, Inc.+....................................        380,275
                                                                   ------------
                                                                      2,047,462
                                                                   ------------
  Entertainment -- 2.3%
      94,900 Time Warner, Inc. .................................      6,975,150
                                                                   ------------
  Financial Services -- 7.6%
      20,000 American Express Company...........................      2,602,500
      95,000 Associates First Capital Corporation, Class A......      4,209,688
      34,500 Citigroup, Inc. ...................................      1,638,750
      14,100 Equifax Inc. ......................................        503,194
      45,000 Federal National Mortgage Association..............      3,076,875
      71,000 Federal Home Loan Mortgage Corporation.............      4,118,000
      85,700 First Data Corporation.............................      4,193,944
      13,000 Morgan Stanley Dean Witter & Company...............      1,332,500
      16,000 Providian Financial Corporation....................      1,496,000
                                                                   ------------
                                                                     23,171,451
                                                                   ------------
  Insurance -- 4.1%
      85,000 American International Group, Inc. ................      9,950,312
      16,900 The Hartford Financial Services Group, Inc. .......        985,481
       6,900 The Progressive Corporation........................      1,000,500
      10,500 XL Capital Ltd., Class A...........................        593,250
                                                                   ------------
                                                                     12,529,543
                                                                   ------------

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                             --------

  Leisure Entertainment -- 1.5%
      93,000 Carnival Corporation................................   $  4,510,500
       3,400 Royal Carribean Cruises Ltd. .......................        148,750
                                                                    ------------
                                                                       4,659,250
                                                                    ------------
  Manufacturing -- 4.8%
      51,000 General Electric Company............................      5,763,000
      92,900 Tyco International, Ltd. ...........................      8,802,275
                                                                    ------------
                                                                      14,565,275
                                                                    ------------
  Medical Products -- 4.2%
      19,000 Cardinal Health, Inc. ..............................      1,218,375
     187,100 Guidant Corporation+................................      9,623,956
      19,000 Medtronic, Inc. ....................................      1,479,625
       6,000 Waters Corporation+.................................        318,750
                                                                    ------------
                                                                      12,640,706
                                                                    ------------
  Office Equipment -- 0.3%
      13,400 Xerox Corporation...................................        791,438
                                                                    ------------
  Pharmaceuticals -- 7.4%
      80,000 Bristol-Myers Squibb Company........................      5,635,000
      14,500 Merck & Co. Inc. ...................................      1,073,000
     184,000 Pharmacia & Upjohn, Inc.+...........................     10,453,500
      75,000 Warner-Lambert Company..............................      5,203,125
                                                                    ------------
                                                                      22,364,625
                                                                    ------------
  Publishing -- 0.3%
      16,000 Dow Jones & Company, Inc. ..........................        849,000
                                                                    ------------
  Retail -- 14.9%
     135,000 Best Buy Company Inc.+..............................      9,112,500
      38,000 Costco Companies, Inc.+.............................      3,042,375
     135,700 Dayton Hudson Corporation...........................      8,820,500
       1,200 The GAP Inc.........................................         60,450
     184,000 The Kroger Company+.................................      5,140,500
      83,000 Lowe's Companies, Inc...............................      4,705,062
      85,000 McDonald's Corporation..............................      3,511,562
     104,000 Safeway Inc.+.......................................      5,148,000
      45,000 Tricon Global Restaurants, Inc.+....................      2,435,625
      70,000 Wal-Mart Stores, Inc................................      3,377,500
                                                                    ------------
                                                                      45,354,074
                                                                    ------------
  Semiconductors -- 0.7%
      18,800 Motorola, Inc.......................................      1,781,300
       3,200 Texas Instruments Inc...............................        464,000
                                                                    ------------
                                                                       2,245,300
                                                                    ------------
  Services -- 2.1%
      69,000 Omnicom Group Inc...................................      5,520,000
      85,000 WPP Group Plc+......................................        718,810
                                                                    ------------
                                                                       6,238,810
                                                                    ------------
  Telecommunications -- 13.4%
      72,139 AT&T Corporation....................................      4,026,258
      24,000 Lucent Technologies Inc.............................      1,618,500
     155,000 MCI WorldCom, Inc.+.................................     13,339,688
      92,900 Nextel Communications Inc., Class A+................      4,662,419
     154,000 Nokia Oyj, Sponsored ADR............................     14,100,625
      14,250 Vodafone Airtouch Plc, Sponsored ADR................      2,807,250
                                                                    ------------
                                                                      40,554,740
                                                                    ------------
  Waste Disposal -- 0.9%
      51,000 Waste Management, Inc...............................      2,741,250
                                                                    ------------
             Total Common Stocks (Cost $244,977,760).............    281,253,786
                                                                    ------------

                       See Notes to Financial Statements.

                                 The GCG Trust
                          Capital Appreciation Series

                           June 30, 1999 (Unaudited)

  Principal                                                           Value
   Amount                                                            (Note 1)
  ---------                                                          --------

 U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 7.3% (Cost $22,297,000)
 $22,297,000 Student Loan Marketing Association 3.650%++ due
              07/01/1999........................................   $ 22,297,000
                                                                   ------------

TOTAL INVESTMENTS
 (Cost
 $267,274,760*).. 100.0%  303,550,786
                         ------------

 Number of                                   Expiration Strike
 Contracts                                      Date     Price
 ---------                                   ---------- -------
 CALL OPTIONS WRITTEN -- 0.0%#
    195    MCI WorldCom, Inc. ............   09/18/1999 $ 90.00        (95,063)
     25    Cisco Systems, Inc. ...........   10/15/1999  110.00        (30,000)
     65    AT&T Corporation...............   10/16/1999   60.00        (16,250)
                                                                  ------------
           Total Call Options Written
            (Premiums received $194,382)......................       (141,313)
                                                                  ------------
 OTHER ASSETS AND LIABILITIES (Net)...................      0.0%#       50,390
                                                        -------   ------------
 NET ASSETS...........................................    100.0%  $303,459,863
                                                        =======   ============

-------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.
++ Annualized yield at date of purchase.
# Amount is less than 0.1%.

                               Glossary of Terms
     ADR -- American Depository Receipt

                       See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                                Small Cap Series

                           June 30, 1999 (Unaudited)

                                                                       Value
  Shares                                                              (Note 1)
  ------                                                              --------

 COMMON STOCKS -- 93.8%
 Advertising -- 2.9%
    51,475 Outdoor Systems Inc.+.................................   $  1,878,837
    99,300 Young & Rubicam Inc.+.................................      4,511,944
                                                                    ------------
                                                                       6,390,781
                                                                    ------------
 Airlines -- 0.5%
    42,600 SkyWest, Inc..........................................      1,062,338
                                                                    ------------
 Auto Equipment and Services -- 0.9%
    50,700 Speedway Motorsports, Inc.+...........................      1,993,144
                                                                    ------------
 Automotive -- 0.9%
    60,400 Sonic Automotive Inc.+................................        830,500
                                                                    ------------
 Banking/Financial -- 0.9%
    31,000 Dime Bancorp, Inc.....................................        623,875
    26,900 North Fork Bancorporation Inc.........................        573,306
    15,000 Wilmington Trust Corporation..........................        860,625
                                                                    ------------
                                                                       2,057,806
                                                                    ------------
 Bio Technology -- 2.0%
    63,600 Medimmune Inc.+.......................................      4,308,900
                                                                    ------------
 Broadcasting, Radio and Television -- 1.5%
    32,171 Clear Channel Communications, Inc.+...................      2,217,813
    20,500 Cox Radio, Inc., Class A+.............................      1,112,125
                                                                    ------------
                                                                       3,329,938
                                                                    ------------
 Business Services -- 3.1%
   146,600 Ceridian Corporation+.................................      4,791,987
    75,000 Rent-Way Inc.+........................................      1,846,875
                                                                    ------------
                                                                       6,638,862
                                                                    ------------
 Commercial Services -- 3.9%
   100,000 Coinstar, Inc.+.......................................      2,868,750
    75,000 Nielsen Media Research, Inc.+.........................      2,193,750
    21,800 Pittway Corporation, Class A..........................        745,287
    34,100 QRS Corporation+......................................      2,659,800
                                                                    ------------
                                                                       8,467,587
                                                                    ------------
 Communication -- 9.9%
    81,268 At Home Corporation, Class A+.........................      4,383,412
    50,000 Broadcast.com Inc.+...................................      6,678,125
   120,000 CNET, Inc.+...........................................      6,915,000
    39,000 McLeodUSA Inc., Class A+..............................      2,145,000
    50,000 Time Warner Telecom Inc., Class A+....................      1,450,000
                                                                    ------------
                                                                      21,571,537
                                                                    ------------
 Communication Equipment -- 1.2%
    48,400 Dycom Industries, Inc.+...............................      2,710,400
                                                                    ------------
 Computer Software and Services -- 5.5%
    10,000 Advent Software, Inc.+................................        670,000
    20,000 America Online, Inc.+.................................      2,210,000
    67,500 Dendrite International, Inc.+.........................      2,438,438
    74,200 Intuit Inc.+..........................................      6,687,275
                                                                    ------------
                                                                      12,005,713
                                                                    ------------
 Electronics -- 3.1%
    29,800 L-3 Communications Holdings, Inc.+....................      1,439,713
    56,700 Mettler-Toledo International Inc.+....................      1,406,869
    51,700 Sanmina Corporation+..................................      3,922,738
                                                                    ------------
                                                                       6,769,320
                                                                    ------------
 Financial Services -- 5.7%
    58,300 The BISYS Group, Inc.+................................      3,410,550
    52,500 FactSet Research Systems Inc..........................      2,972,812
    30,000 Fiserv, Inc.+.........................................        939,375

                                                                       Value
  Shares                                                              (Note 1)
  ------                                                              --------

 Financial Services -- (Continued)
    59,100 Kansas City Southern Industries, Inc..................   $  3,771,319
    57,700 National Commerce Bancorporation......................      1,262,187
                                                                    ------------
                                                                      12,356,243
                                                                    ------------
 Food -- Retail -- 2.5%
    68,200 The Kroger Company+...................................      1,905,337
    96,400 Starbucks Corporation+................................      3,621,025
                                                                    ------------
                                                                       5,526,362
                                                                    ------------
 Food and Beverages -- 0.3%
    17,000 Beringer Wine Estates Holdings, Inc., Class B+........        710,281
                                                                    ------------
 Furniture, Home and Office -- 1.9%
    94,650 Ethan Allen Interiors Inc.............................      3,573,037
    20,000 Furniture Brands International, Inc.+.................        557,500
                                                                    ------------
                                                                       4,130,537
                                                                    ------------
 Home Building -- 0.2%
    22,000 Champion Enterprises, Inc.+...........................        409,750
                                                                    ------------
 Hospital Management and Services -- 0.9%
    90,800 Hooper Holmes, Inc....................................      1,850,050
                                                                    ------------
 Hotels -- 0.5%
    50,000 Mandalay Resort Group+................................      1,056,250
                                                                    ------------
 Manufacturing -- 1.9%
    64,000 Sealed Air Corporation+...............................      4,152,000
                                                                    ------------
 Medical Services -- 3.2%
   158,000 Medquist Inc.+........................................      6,912,500
                                                                    ------------
 Medical Supplies -- 0.5%
    25,500 Biomet, Inc...........................................      1,013,625
                                                                    ------------
 Oil and Gas -- 0.6%
   128,400 Varco International, Inc.+............................      1,404,375
                                                                    ------------
 Pharmaceuticals -- 2.6%
     5,600 AmeriSource Health Corporation, Class A+..............        142,800
    92,200 Forest Laboratories, Inc.+............................      4,264,250
    15,700 IDEC Pharmaceuticals Corporation+.....................      1,209,881
                                                                    ------------
                                                                       5,616,931
                                                                    ------------
 Restaurants -- 3.4%
   149,550 Outback Steakhouse, Inc.+.............................      5,879,184
   100,000 Rubio's Restaurants, Inc.+............................      1,543,750
                                                                    ------------
                                                                       7,422,934
                                                                    ------------
 Retail -- 18.8%
    40,000 Amazon.com, Inc.+.....................................      5,005,000
   168,800 Bed Bath & Beyond Inc.+...............................      6,498,800
   164,000 BJ's Wholesale Club, Inc.+............................      4,930,250
    26,900 eBay Inc.+............................................      4,061,900
   109,300 Family Dollar Stores Inc..............................      2,623,200
    42,300 Lands' End, Inc.+.....................................      2,051,550
   161,800 Linens 'n Things Inc.+................................      7,078,750
   192,450 Office Depot, Inc.+...................................      4,245,928
    26,800 Tiffany & Co..........................................      2,586,200
    53,900 Williams-Sonoma, Inc.+................................      1,876,394
                                                                    ------------
                                                                      40,957,972
                                                                    ------------
 Semiconductors -- 7.7%
    80,000 Altera Corporation+...................................      2,945,000
    25,000 Broadcom Corporation, Class A+........................      3,614,063
    25,000 Linear Technology Corporation.........................      1,681,250
   125,000 Microchip Technology Inc.+............................      5,921,875
    45,000 Xilinx, Inc.+.........................................      2,576,250
                                                                    ------------
                                                                      16,738,438
                                                                    ------------

                       See Notes to Financial Statements.

                                 The GCG Trust
                                Small Cap Series

                           June 30, 1999 (Unaudited)

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                           ------------

 COMMON STOCKS -- (Continued)
 Semiconductors Capital Equipment -- 2.2%
     65,000 ASM Lithography Holding Ltd.+........................   $  3,859,375
     23,000 PRI Automation, Inc.+................................        833,750
                                                                    ------------
                                                                       4,693,125
                                                                    ------------
 Telecommunications Equipment -- 3.9%
    105,200 ANTEC Corporation+...................................      3,372,975
    110,000 Aware, Inc.+.........................................      5,073,750
                                                                    ------------
                                                                       8,446,725
                                                                    ------------
 Wholesale Distributors -- 1.2%
     59,900 U.S. Foodservice, Inc.+..............................      2,553,238
                                                                    ------------
            Total Common Stocks
             (Cost $154,364,608).................................    204,088,162
                                                                    ------------
 Principal
   Amount
 ---------
 COMMERCIAL PAPER -- 4.6%
 $3,700,000 Aetna Services, Inc.
             5.159%++ due 07/09/1999 ............................      3,695,848
  2,600,000 Austria Corporation
             5.345%++ due 07/12/1999.............................      2,595,750
  1,200,000 CSC Enterprises
             5.259%++ due 07/16/1999.............................      1,197,365
  2,600,000 Merrill Lynch & Company Inc.
             5.345%++ due 07/12/1999.............................      2,595,829
                                                                    ------------
            Total Commercial Paper
             (Cost $10,084,792)..................................     10,084,792
                                                                    ------------

TOTAL INVESTMENTS
 (Cost
 $164,449,400*)..  98.4%  214,172,954
OTHER ASSETS AND
 LIABILITIES
 (Net)...........   1.6     3,398,613
                  -----  ------------
NET ASSETS....... 100.0% $217,571,567
         ======== =====  ============

-------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.
++ Annualized yield at date of purchase.

                               Glossary of Terms
                       ADR -- American Depository Receipt

                       See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                               Real Estate Series

                           June 30, 1999 (Unaudited)

                                                                       Value
  Shares                                                              (Note 1)
  ------                                                            ------------

 COMMON STOCKS -- 96.1%
 Apartments -- 14.9%
    44,100 Apartment Investment & Management Company.............   $  1,885,275
    41,964 Avalonbay Communities, Inc............................      1,552,668
    43,100 BRE Properties, Inc., Class A.........................      1,117,906
    55,287 Equity Residential Properties Trust...................      2,491,370
    44,205 Post Properties, Inc..................................      1,812,405
    43,400 Smith, Charles E. Residential Realty, Inc.............      1,472,888
                                                                    ------------
                                                                      10,332,512
                                                                    ------------
 Hotels & Motels -- 7.2%
    53,700 Hilton Hotels Corporation.............................        761,869
   148,200 Host Marriott Corporation+............................      1,759,875
    48,292 Starwood Hotels & Resorts Worldwide, Inc.+............      1,475,924
   225,600 Wyndham Hotel Corporation+............................      1,015,200
                                                                    ------------
                                                                       5,012,868
                                                                    ------------
 Manufactured Housing -- 8.2%
    74,413 Chateau Communities, Inc..............................      2,227,739
    49,900 Manufactured Home Communities, Inc....................      1,297,400
    60,600 Sun Communities, Inc..................................      2,151,300
                                                                    ------------
                                                                       5,676,439
                                                                    ------------
 Office/Industrial -- 32.3%
    96,400 Arden Realty, Inc.....................................      2,373,850
    51,600 Boston Properties, Inc................................      1,851,150
    23,000 Brandywine Realty Trust...............................        455,687
   101,100 Cornerstone Properties, Inc...........................      1,604,962
   132,935 Equity Office Properties Trust........................      3,406,459
    22,100 Highwoods Properties, Inc.............................        606,369
    88,500 Kilroy Realty Corporation+............................      2,157,187
    86,500 Liberty Property Trust................................      2,151,688
   105,190 ProLogis Trust........................................      2,130,098
   132,270 Reckson Associates Realty Corporation.................      3,108,345
    68,900 SL Green Realty Corporation...........................      1,408,144
    27,100 Spieker Properties, Inc...............................      1,053,513
                                                                    ------------
                                                                      22,307,452
                                                                    ------------
 Real Estate -- 2.5%
    65,600 Catellus Development Corporation......................      1,016,800
    32,100 Duke-Weeks Realty Corporation.........................        724,256
                                                                    ------------
                                                                       1,741,056
                                                                    ------------
 Regional Malls -- 12.7%
    67,400 General Growth Properties, Inc.+......................      2,392,700
   125,000 Simon Property Group, Inc.............................      3,171,875
   107,300 Taubman Centers, Inc..................................      1,415,019
    42,200 The Macerich Company..................................      1,107,750
    22,500 Urban Shopping Centers, Inc...........................        708,750
                                                                    ------------
                                                                       8,796,094
                                                                    ------------

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                           ------------

 Restaurants -- 2.9%
     90,800 Franchise Finance Corporation of America.............   $  1,997,600
                                                                    ------------
 Self Storage -- 2.7%
     65,662 Public Storage, Inc..................................      1,838,536
                                                                    ------------
 Shopping Centers -- 12.7%
     53,900 Bradley Real Estate, Inc.+...........................      1,118,425
     45,300 Developers Diversified Realty Corporation............        753,112
     72,500 Federal Realty Investment Trust......................      1,662,969
     73,750 Kimco Realty Corporation.............................      2,885,469
     66,500 Vornado Realty Trust.................................      2,348,281
                                                                    ------------
                                                                       8,768,256
                                                                    ------------
            Total Common Stocks
             (Cost $68,202,366)..................................     66,470,813
                                                                    ------------
 PREFERRED STOCK -- 1.3%
     16,800 Vornado Realty Trust Pfd. Conv., Series A............        848,400
                                                                    ------------
      3,132 Patriot American Hospitality, Inc.
             Pfd. Series B.......................................         76,147
                                                                    ------------
            Total Preferred Stocks
             (Cost $905,275).....................................        924,547
                                                                    ------------
 Principal
   Amount
 ---------
 U.S. TREASURY OBLIGATIONS -- 1.9% (Cost $1,273,460)
 $1,280,000 U.S. Treasury Bills
             4.43%++ to 4.56%++ due 08/12/1999...................      1,273,460
                                                                    ------------

TOTAL INVESTMENTS
 (Cost
 $70,381,101*)...  99.3%  68,668,820
OTHER ASSETS AND
 LIABILITIES
 (Net)...........   0.7      495,336
                  -----  -----------
NET ASSETS....... 100.0% $69,164,156
         ======== =====  ===========

-------------
 * Aggregate cost for Federal tax purposes.
 + Non-income producing security.
++ Annualized yield at date of purchase

                       See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                               Hard Assets Series

                           June 30, 1999 (Unaudited)

                                                                        Value
  Shares                                                               (Note 1)
  ------                                                              ----------

 COMMON STOCKS -- 95.3%
 Apartments -- 1.0%
     9,100 Equity Residential Properties Trust.....................   $  410,069
                                                                      ----------
 Diversified Minerals -- 4.7%
    28,800 Iluka Resources Ltd.....................................       62,179
    30,000 Outokumpu Oyj, Class A+.................................      336,924
    87,630 Rio Tinto Plc...........................................    1,468,979
     4,300 Southern Peru Copper Corporation........................       62,081
                                                                      ----------
                                                                       1,930,163
                                                                      ----------
 Food and Beverages -- 1.2%
     3,800 Celestial Seasonings, Inc.+.............................       81,700
   138,400 Simeon Wines Ltd........................................      343,085
     1,560 Whole Foods Market, Inc.+...............................       74,977
                                                                      ----------
                                                                         499,762
                                                                      ----------
 Forest Products and Paper -- 9.1%
    17,000 Aracruz Celulose S.A....................................      374,000
     3,400 Bowater Inc.............................................      160,650
    17,000 Georgia-Pacific (Georgia-Pacific Group).................      805,375
    19,390 Georgia-Pacific Corp. (Timber Group)....................      489,598
    20,900 Kimberly-Clark de Mexico, ADR...........................      429,740
    32,200 Plum Creek Timber Company, L.P..........................    1,002,225
    22,300 Smurfit-Stone Container Corporation.....................      458,544
                                                                      ----------
                                                                       3,720,132
                                                                      ----------
 Gold/Mining -- 2.9%
   630,800 Brazilian Resources, Inc................................       72,776
   550,000 Centaur Mining and Exploration Ltd......................       96,348
    45,300 Euro-Nevada Mining Corporation..........................      541,079
    31,100 Franco-Nevada Mining Corporation Ltd....................      483,332
                                                                      ----------
                                                                       1,193,535
                                                                      ----------
 Hotels -- 0.7%
     1,977 Interstate Hotels Corporation...........................        8,153
    59,297 Wyndham International, Inc..............................      266,837
                                                                      ----------
                                                                         274,990
                                                                      ----------
 Industrial -- 4.4%
    40,000 Alleghany Teledyne, Inc.................................      905,000
    25,000 Bedford Property Investors, Inc.........................      446,875
    29,200 Grupo Imsa, S.A. de C.V., ADR...........................      467,200
                                                                      ----------
                                                                       1,819,075
                                                                      ----------
 Metals/Mining -- 11.3%
    22,800 Acerinox S.A............................................      665,998
    35,000 Alcoa, Inc..............................................    2,165,625
    11,100 Compania de Minas Buenaventura S.A......................      169,969
   114,000 Inco Ltd. **............................................      854,903
     1,100 Rio Tinto Plc, ADR......................................       73,975
    21,750 Stillwater Mining Company+..............................      710,953
                                                                      ----------
                                                                       4,641,423
                                                                      ----------
 Office/Industrial -- 2.7%
    17,200 Kilroy Realty Corporation...............................      419,250
     5,300 Mack-Cali Realty Corporation............................      163,969
    10,000 Prentiss Properties Trust...............................      235,000
    15,000 ProLogis Trust..........................................      303,750
                                                                      ----------
                                                                       1,121,969
                                                                      ----------
 Oil and Gas Exploration -- 19.3%
    49,900 Berkley Petroleum Corporation+..........................      418,232
     9,800 Devon Energy Corporation................................      350,350
   101,000 Encal Energy Ltd.+......................................      496,946
    37,300 Evergreen Resources, Inc................................      939,494

                                                                        Value
  Shares                                                               (Note 1)
  ------                                                              ----------

 Oil and Gas Exploration -- (Continued)
    62,500 Forcenergy Inc.**.......................................   $   58,594
    15,600 Kerr-McGee Corporation..................................      782,925
 1,200,000 National Resources Exploration+.........................       30,144
    50,000 Northrock Resources Ltd.+...............................      525,959
   128,400 Pennaco Energy, Inc.+...................................    1,508,700
    25,000 Penn West Petroleum Ltd.+...............................      458,093
    17,510 Plains Resources, Inc.+.................................      332,690
    47,000 Rio Alto Exploration Ltd.+..............................      712,894
     8,200 Shell Canada Ltd., Class A..............................      166,671
    53,000 Stellarton Energy Corporation, Class A+.................       68,341
     3,800 Suncor Energy, Inc......................................      155,636
     7,000 Talisman Energy, Inc.+..................................      190,261
    80,000 Velvet Exploration Ltd.+................................      263,319
    29,390 Ventus Energy Ltd.+.....................................      140,617
    24,600 Vintage Petroleum, Inc..................................      264,450
   196,000 Windsor Energy Corporation+**...........................       51,876
                                                                      ----------
                                                                       7,916,192
                                                                      ----------
 Oil/Gas -- Equipment and Services -- 2.6%
    45,000 Plains Energy Services Ltd.+**..........................      259,586
    14,200 Pride International, Inc.+..............................      149,987
    10,000 Santa Fe International Corporation......................      230,000
    10,000 Williams Companies, Inc.................................      425,625
                                                                      ----------
                                                                       1,065,198
                                                                      ----------
 Oil/Gas -- Integrated -- 3.2%
     1,754 BP Amoco Plc, ADR.......................................      190,309
     8,700 Burlington Resources, Inc...............................      376,275
     4,800 Chevron Corporation.....................................      456,900
     7,030 The Coastal Corporation.................................      281,200
                                                                      ----------
                                                                       1,304,684
                                                                      ----------
 Oil/Gas -- International -- 20.4%
    32,800 Atlantic Richfield Co. (ARCO)...........................    2,740,850
    53,000 British Petroleum.......................................      949,864
    34,400 Exxon Corporation.......................................    2,653,100
    18,100 Mobil Oil Corporation...................................    1,791,900
     4,400 Phillips Petroleum Company..............................      221,375
                                                                      ----------
                                                                       8,357,089
                                                                      ----------
 Oil/Gas -- Refining -- 0.7%
    12,700 Imperial Oil Ltd........................................      241,330
    42,500 S.P. Interoil**.........................................       51,000
                                                                      ----------
                                                                         292,330
                                                                      ----------
 Platinum/Mining -- 3.9%
    67,650 Anglo American Platinum Corporation.....................    1,578,575
       661 Anglo American Platinum Corporation Ltd., ADR...........       15,005
                                                                      ----------
                                                                       1,593,580
                                                                      ----------
 Real Estate -- 4.7%
    13,200 Brandywine Realty Trust.................................      261,525
    27,700 Cadillac Fairview Corporation+**........................      522,838
    13,000 Host Marriott Corporation...............................      154,375
    18,000 New Plan Excel Realty Trust.............................      324,000
    15,000 Philips International Realty Corporation+...............      253,125
    20,000 Trizec Hahn Corporation.................................      407,500
                                                                      ----------
                                                                       1,923,363
                                                                      ----------
 Regional Malls -- 1.1%
    12,000 The Macerich Company....................................      315,000
     9,500 Westfield America, Inc..................................      143,094
                                                                      ----------
                                                                         458,094
                                                                      ----------

                       See Notes to Financial Statements.

                                 The GCG Trust
                               Hard Assets Series

                           June 30, 1999 (Unaudited)

                                                                        Value
  Shares                                                              (Note 1)
  ------                                                             -----------

 COMMON STOCKS -- (Continued)
 Other -- 1.4%
    20,700 Denali Incorporated+**.................................   $   155,250
     7,600 Samsung Electronics, GDR...............................       406,980
                                                                     -----------
                                                                         562,230
                                                                     -----------
           Total Common Stocks
            (Cost $38,334,985)....................................    39,083,878
                                                                     -----------
 WARRANTS -- 0.4%
 (Cost $158,597)
    26,000 AltaGas Services, Inc.+**..............................       154,394
                                                                     -----------

TOTAL INVESTMENTS
 (Cost
 $38,493,582*)...  95.7%  39,238,272
OTHER ASSETS AND
 LIABILITIES
 (Net)...........   4.3    1,775,456
                  -----  -----------
NET ASSETS....... 100.0% $41,013,728
         ======== =====  ===========

-------------
* Aggregate cost for Federal tax purposes.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
+ Non-income producing security.

The summary of investments by country at June 30, 1999 was as follows:

                                                                     % of Total
Country                                                              Investments
-------                                                              -----------
Australia...........................................................      1.3%
Brazil..............................................................      1.0
Canada..............................................................     17.0
Great Britain.......................................................      6.8
Finland.............................................................      0.9
Korea...............................................................      1.0
Peru................................................................      0.6
Spain...............................................................      1.7
Mexico..............................................................      2.3
South Africa........................................................      4.0
United States.......................................................     63.4
                                                                        -----
                                                                        100.0%
                                                                        =====

                               Glossary of Terms
     ADR -- American Depository Receipt
     GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                             Managed Global Series

                           June 30, 1999 (Unaudited)

                                                                       Value
  Shares                                                              (Note 1)
  ------                                                            ------------

 COMMON STOCKS -- 97.4%
 Australia -- 1.4%
   193,482 Coles Myer Ltd........................................   $  1,124,252
    44,700 Commonwealth Bank of Australia........................        710,652
                                                                    ------------
                                                                       1,834,904
                                                                    ------------
 Bermuda -- 1.5%
    20,800 Tyco International Ltd................................      1,970,800
                                                                    ------------
 Brazil -- 0.6%
     5,500 Tele Centro Sul Participacoes S.A., ADR...............        305,250
    15,900 Telesp Celular Participacoes S.A., ADR................        425,325
                                                                    ------------
                                                                         730,575
                                                                    ------------
 Canada -- 1.9%
    18,500 Northern Telecom Ltd..................................      1,581,948
    19,400 The Toronto-Dominion Bank.............................        878,826
                                                                    ------------
                                                                       2,460,774
                                                                    ------------
 Finland -- 2.5%
    38,054 Nokia Oyj.............................................      3,332,760
                                                                    ------------
 France -- 8.9%
     1,821 Accor S.A.............................................        456,871
     7,832 Axa+..................................................        954,646
     9,173 Cap Gemini S.A........................................      1,440,393
     2,644 Castorama Dubois Investisse...........................        626,576
     6,462 Elf Aquitaine S.A.+...................................        947,451
    13,190 Equant NV+............................................      1,214,974
     1,947 LVMH (Louis Vuitton Moet Hennessy)....................        569,529
       796 L'OREAL...............................................        537,614
    17,509 Sanofi S.A............................................        742,354
    10,983 Sidel S.A.............................................      1,334,196
     4,410 Societe Television Francaise 1........................      1,026,909
    15,042 STMicroelectronics N.V................................      1,001,205
     9,751 Valeo S.A.............................................        803,755
                                                                    ------------
                                                                      11,656,473
                                                                    ------------
 Germany -- 2.3%
     9,865 DaimlerChrysler AG....................................        853,810
       505 EM TV Merchandising AG................................        710,246
     9,930 Mannesmann AG.........................................      1,480,480
                                                                    ------------
                                                                       3,044,536
                                                                    ------------
 Great Britain -- 12.3%
    85,400 British Telecommunications Plc........................      1,430,923
    29,900 CMG Plc+..............................................        782,356
    67,800 Colt Telecom Group Plc+...............................      1,422,437
    66,401 Dixons Group Plc......................................      1,240,272
    24,600 Energis Plc+***.......................................        586,677
    22,200 Granada Group Plc.....................................        411,865
    73,400 Mediaset SPA+.........................................        651,911
   174,503 Misys Plc.............................................      1,493,578
    62,500 Next Plc..............................................        759,063
    77,600 Orange Plc+...........................................      1,137,548
    42,400 Royal Bank of Scotland Group Plc......................        863,483
   134,300 SEMA Group Plc........................................      1,295,545
    33,900 Smiths Industries Plc.................................        447,784
   359,100 TeleWest Communications Plc+..........................      1,614,605
     2,600 Vodafone AirTouch Plc, ADR............................        512,200
    77,698 Vodafone Group........................................      1,530,894
                                                                    ------------
                                                                      16,181,141
                                                                    ------------
 Hong Kong -- 0.8%
    27,000 Cathay Pacific Airways................................         41,412
   346,000 China Telecom(Hong Kong)..............................        961,037
                                                                    ------------
                                                                       1,002,449
                                                                    ------------

                                                                       Value
  Shares                                                              (Note 1)
  ------                                                            ------------

 Ireland -- 1.4%
    33,151 Allied Irish Banks Plc................................   $    435,503
    25,417 CRH Plc...............................................        450,441
    33,700 Elan Corporation Plc, ADR.............................        935,175
                                                                    ------------
                                                                       1,821,119
                                                                    ------------
 Italy -- 1.5%
    64,170 Alleanza Assicurazioni................................        737,211
    17,300 Banca Popolare Di Brescia.............................        740,631
    62,000 Mediolanum SPA........................................        475,919
                                                                    ------------
                                                                       1,953,761
                                                                    ------------
 Japan -- 10.3%
     7,360 Aiful Corporation.....................................        901,821
        21 DDI Corporation.......................................        130,740
    59,000 Fujitsu Ltd...........................................      1,187,805
     6,000 Fujitsu Support and Service...........................        908,805
     1,500 Hikari Tsushin, Inc...................................        463,828
     9,900 ITO EN, Ltd...........................................        663,001
    13,550 Kao Corporation.......................................        380,901
     9,000 Matsushita Communication Industrial
            Company, Ltd.........................................        643,654
    14,000 Murata Manufacturing Company, Ltd.....................        921,372
   186,000 The Nikko Securities Co., Ltd.........................      1,201,042
        45 NTT Mobile Communications Network, Inc.+..............        604,217
     3,000 Rohm Company Ltd......................................        470,029
     2,000 Secom Company, Ltd....................................        208,351
     3,000 Seven-Eleven Japan Company, Ltd.......................        294,171
       870 Shohkoh Fund & Company................................        624,357
     5,400 Softbank Corporation+.................................      1,094,287
    23,100 Takeda Chemical Industries............................      1,071,443
     4,000 Takefuji Corporation**................................        413,725
     6,400 Toyko Electron Ltd....................................        434,427
    24,000 Yamanouchi Pharmaceutical Company, Ltd................        918,727
                                                                    ------------
                                                                      13,536,703
                                                                    ------------
 Korea -- 1.2%
    23,600 Korea Telecom Corporation+............................        944,000
     5,800 Samsung Electronics...................................        636,371
                                                                    ------------
                                                                       1,580,371
                                                                    ------------
 Mexico -- 0.4%
    11,300 Grupo Televisa S.A. Sponsored GDR.....................        506,381
                                                                    ------------
 Netherlands -- 2.6%
    32,700 ABN AMRO Holding N.V..................................        707,541
    14,555 ASM Lithography Holding N.V.+.........................        841,317
    30,496 Fortis Amev N.V.......................................        941,076
    17,000 Heineken N.V..........................................        869,667
                                                                    ------------
                                                                       3,359,601
                                                                    ------------
 Portugal -- 0.5%
    26,300 Banco Comercial Portugues, S.A........................        680,978
                                                                    ------------
 Singapore/Malaysia -- 0.8%
    97,000 Oversea-Chinese Banking Corp. Ltd.....................        809,283
    24,000 Singapore Airlines Ltd................................        228,437
                                                                    ------------
                                                                       1,037,720
                                                                    ------------
 Spain -- 0.6%
    76,364 Banco Santander Central Hispano, S.A..................        794,685
                                                                    ------------
 Sweden -- 1.7%
    28,352 Hennes & Mauritz AB-B.................................        701,431
    40,740 Securitas AB-B**......................................        609,546
    23,460 Securitas AB-B........................................        351,005
    33,700 Skandia Forsakrings AB................................        631,261
                                                                    ------------
                                                                       2,293,243
                                                                    ------------

                       See Notes to Financial Statements.

                                 The GCG Trust
                             Managed Global Series

                           June 30, 1999 (Unaudited)

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                           ------------

 COMMON STOCKS -- (Continued)
 Switzerland -- 1.0%
         320 Julius Baer Holding Ltd., Zurich, Class A...........   $    911,347
          45 Roche Holding AG....................................        462,295
                                                                    ------------
                                                                       1,373,642
                                                                    ------------
 United States -- 43.2%
       6,900 AFLAC, Inc..........................................        330,337
       1,700 Allergan, Inc.......................................        188,700
       4,900 AlliedSignal, Inc...................................        308,700
       2,600 Amazon.com, Inc.+...................................        325,325
       7,200 America Online, Inc.+...............................        795,600
       8,400 American Express Company............................      1,093,050
       4,700 American General Corporation........................        354,262
       9,200 American Home Products Corporation..................        529,000
       9,800 American International Group, Inc...................      1,147,213
       6,100 Amgen, Inc.+........................................        371,337
       8,100 Apple Computer, Inc.................................        375,131
       9,200 Applied Materials, Inc.+............................        679,650
       6,300 Associates First Capital Corporation, Class A.......        279,169
      25,904 AT&T Corp.-Liberty Media Group+.....................        951,972
       9,200 Bank of America Corporation.........................        674,475
       3,200 Bausch & Lomb, Inc..................................        244,800
       5,500 Best Buy Co., Inc.+.................................        371,250
       6,400 Biogen, Inc.+.......................................        411,600
       1,700 CMGI, Inc.+.........................................        193,906
      10,422 CVS Corporation.....................................        528,916
       4,600 The Charles Schwab Corporation......................        505,425
      26,250 Cisco Systems, Inc.+................................      1,693,125
      30,600 Citigroup, Inc......................................      1,453,500
       3,500 Clear Channel Communications, Inc.+.................        241,281
       5,800 Colgate-Palmolive Company...........................        572,750
       7,500 Comcast Corporation, Class A Special................        288,281
       7,500 Comerica, Inc.......................................        445,781
       4,200 Comverse Technology, Inc.+..........................        317,100
       8,100 Conoco, Inc., Class A...............................        225,787
      11,800 Costco Companies, Inc...............................        944,738
      11,800 EMC Corporation.....................................        649,000
       9,500 Enron Corporation...................................        776,625
      13,000 The Estee Lauder Companies Inc., Class A............        651,625
      14,100 Exxon Corporation...................................      1,087,463
       7,500 FDX Corporation+....................................        406,875
       6,900 Fifth Third Bancorp.................................        459,281
      32,776 Firstar Corporation.................................        917,728
      11,650 The GAP, Inc........................................        586,869
      19,300 General Electric Company............................      2,180,900
       6,100 Global TeleSystems Group, Inc.+.....................        502,811
       6,600 Hewlett-Packard Company.............................        663,300
      15,500 The Home Depot, Inc.................................        998,781
       2,600 Honeywell, Inc......................................        301,275
       2,100 Immunex Corporation+................................        267,619
      14,100 International Business Machines Corporation.........      1,822,425
       9,500 Interpublic Group of Companies, Inc.................        822,938
       7,200 Johnson & Johnson...................................        705,600
       5,500 Kimberly-Clark Corporation..........................        313,500
       2,100 Lexmark International Group, Inc., Class A+.........        138,731
      23,600 Lucent Technologies, Inc............................      1,591,525
      14,400 MCI WorldCom, Inc.+.................................      1,239,300
      11,000 MediaOne Group, Inc.+...............................        818,125
      34,000 Microsoft Corporation+..............................      3,066,375
       3,700 Morgan Stanley Dean Witter & Co.....................        379,250
      13,800 Motorola, Inc.......................................      1,307,550
       1,400 Nike, Inc. Class B..................................         88,637

                                                                      Value
   Shares                                                            (Note 1)
   ------                                                          ------------

      11,500 Pharmacia & Upjohn, Inc............................   $    653,344
       8,400 Pitney Bowes, Inc..................................        539,700
       9,200 Praxair, Inc.......................................        450,225
       6,100 QUALCOMM, Inc.+....................................        875,350
       1,300 Qwest Communication International, Inc.+...........         42,981
      13,300 SBC Communications, Inc............................        771,400
       9,200 Safeway, Inc.+.....................................        455,400
      23,900 Schering-Plough Corporation........................      1,266,700
       3,700 Sealed Air Corporation+............................        240,037
       6,100 Solectron Corporation+.............................        406,794
      21,300 Sprint Corporation.................................      1,124,906
       5,200 Sprint Corporation(PCS Group)......................        297,050
      10,700 Sun Microsystems, Inc.+............................        736,963
      22,200 TJX Companies, Inc.................................        739,538
       8,100 Tellabs, Inc.+.....................................        547,256
       2,900 Texas Instruments, Inc.............................        420,500
      19,000 Time Warner, Inc...................................      1,396,500
       3,700 Union Pacific Corporation..........................        215,756
       8,100 Unisys Corporation.................................        315,394
      15,900 United Technologies Corporation....................      1,139,831
      21,300 Viacom Inc., Class B+..............................        937,200
      33,200 Wal-Mart Stores, Inc...............................      1,601,900
      18,200 Walgreen Company...................................        534,625
      12,700 Warner-Lambert Company.............................        881,063
      12,400 Wells Fargo & Co...................................        530,100
                                                                   ------------
                                                                     56,706,782
                                                                   ------------
             Total Common Stocks (Cost $107,884,756)............    127,859,398
                                                                   ------------
 WARRANTS AND RIGHTS -- 0.0%#
  (Cost $56,493)
 France -- 0.0%#
       1,947 LVMH (Louis Vuitton Moet Hennessy)+................         57,174
                                                                   ------------
  Principal
   Amount
  ---------
 REPURCHASE AGREEMENT -- 2.5%
  (Cost $3,291,000)
  $3,291,000 Agreement with Merrill Lynch, 4.700% dated
              07/01/1999 to be repurchased at $3,291,430 on
              07/01/1999 collaterized by $2,345,000 U.S.
              Treasury Bonds, 12.000% due 08/15/2013
              (Market value $3,343,313).........................      3,291,000
                                                                   ------------

TOTAL INVESTMENTS
 (Cost
 $111,232,249*).. 99.9%   131,207,572
OTHER ASSETS AND
 LIABILITIES
 (Net)...........   0.1       104,643
                  -----  ------------
NET ASSETS....... 100.0% $131,312,215
         ======== =====  ============

-------------
* Aggregate cost for Federal tax purposes.
** Illiquid security (Note 4).
*** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
+ Non-income producing security.
# Amount is less than 0.1%.

                      See Notes to Financial Statements.

                                 The GCG Trust
                             Managed Global Series

                           June 30, 1999 (Unaudited)


The summary of investments by industry classification of the Managed Global Series at June 30, 1999 was as follows:

                                                           % of       Value
                Industry Classification                 Net Assets   (Note 1)
                -----------------------                 ---------- ------------
LONG TERM INVESTMENTS:
Banks..................................................      7%    $  9,125,132
Communication / Telecommunications.....................     20       26,006,692
Computer Industry......................................     14       18,367,854
Drugs..................................................      3        3,606,419
Durable Goods..........................................      0           88,637
Electronics............................................      4        5,271,623
Financial Services.....................................      6        8,286,501
Food and Beverage Products.............................      2        2,159,371
Insurance..............................................      4        5,571,925
Machinery/Equipment....................................      1        1,334,196
Manufacturing..........................................      5        6,315,770
Medical Supplies & Services............................      5        6,043,338
Multimedia.............................................      7        9,555,276
Nondurable Goods.......................................      2        2,696,427
Office Supplies and Equipment..........................      0          678,431
Oil and Gas............................................      3        3,487,551
Recreation/Entertainment...............................      0          456,871
Retail.................................................      9       11,833,107
Services...............................................      1        1,991,840
Technology.............................................      1        1,966,231
Transportation.........................................      1          892,480
Utility................................................      2        2,180,900
                                                           ---     ------------
TOTAL LONG TERM INVESTMENTS............................     97      127,916,572
REPURCHASE AGREEMENT...................................      3        3,291,000
                                                           ---     ------------
TOTAL INVESTMENTS......................................    100      131,207,572
OTHER ASSETS AND LIABILITIES...........................      0          104,643
                                                           ---     ------------
NET ASSETS.............................................    100%    $131,312,215
                                                           ===     ============

                              SCHEDULE OF FORWARD
                      FOREIGN CURRENCY EXCHANGE CONTRACTS

              FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL

                  Contracts to Deliver
              -----------------------------------
                                                                     Unrealized
Expiration         Local            In Exchange      Value in      Appreciation/
   Date          Currency           For U.S. $        U.S. $       (Depreciation)
----------    -------------------   -----------     ----------     --------------
 8/27/99      GBP     2,099,000     $3,351,012      $3,310,091        $40,921
                                                                      -------

                               Glossary of Terms
          ADR -- American Depository Receipt
          GBP -- Great British Pound Sterling

                       See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                            Developing World Series

                           June 30, 1999 (Unaudited)

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                            ----------

 COMMON STOCKS -- 97.2%
  Brazil -- 8.4%
      6,700 Aracruz Celulose S.A. ADR.............................   $  147,400
      9,466 Companhia Energetica de Minas Gerais, ADR.............      194,053
     10,300 Companhia Vale do Rio Doce, ADR.......................      203,425
      7,300 Companhia Brazileira de Distribuicao Grupo Pao de
             Acucar...............................................      136,419
     26,100 Companhia Paranaese de Energia-Copel, ADR.............      218,587
      8,000 Companhia Siderurgica Nacional, ADR...................      210,000
     10,800 Embratel Participacoes S.A., ADR......................      149,850
      3,600 Tele Centro Sul Participacoes S.A., ADR...............      199,800
      3,500 Telemig Celular Participacoes S.A., ADR+..............       86,188
     11,500 Tele Norte Leste Participacoes S.A., ADR..............      213,469
      5,000 Tele Sudeste Celular Participacoes S.A., ADR+.........      145,000
      8,600 Telesp Participacoes S.A., ADR+.......................      196,725
      6,900 Uniao de Bancos Brasileiros S.A., GDR.................      166,031
                                                                     ----------
                                                                      2,266,947
                                                                     ----------
  Chile -- 3.2%
      5,600 Banco Santander Chile, ADR............................       86,800
     14,500 Cia. de Telecomunicaciones de Chile S.A., ADR.........      358,875
      5,300 Embotelladora Andina S.A., ADR........................      106,000
     10,067 Enersis S.A., ADR.....................................      230,283
      2,300 Sociedad Quimica y Minera de Chile S.A., ADR..........       81,362
                                                                     ----------
                                                                        863,320
                                                                     ----------
  China -- 4.0%
     44,179 China Steel Corporation, ADR **+......................      667,488
    378,000 First Tractor Company, Ltd., Class H..................      112,056
      3,400 Huaneng Power International, Inc., ADR................       58,225
    270,000 Huaneng Power International, Inc., Class H............      113,100
    556,000 Zhejiang Expressway Company, Ltd., Class H............      110,360
                                                                     ----------
                                                                      1,061,228
                                                                     ----------
  Great Britain -- 1.2%
      3,800 Anglo American Plc+...................................      177,594
      8,788 Liberty International Plc+............................       58,183
      8,700 South African Breweries Plc...........................       75,552
                                                                     ----------
                                                                        311,329
                                                                     ----------
  Greece -- 4.9%
      4,775 Alpha Credit Bank S.A.................................      307,429
      2,088 ASE, GDR**............................................       45,988
      1,550 Commercial Bank Of Greece, S.A........................      110,732
      1,400 Hellenic Bottling Company, S.A. ......................       33,790
      3,800 Hellenic Petroleum Company, S.A.......................       34,529
     13,800 Hellenic Telecommunications Organization S.A. ........      295,433
      7,000 National Bank Of Greece, S.A..........................      457,342
        400 Titan Cement Company, S.A.............................       36,790
                                                                     ----------
                                                                      1,322,033
                                                                     ----------
  Hong Kong -- 1.0%
      1,203 China Telecom (Hong Kong) Ltd., ADR+..................       68,571
     22,000 China Telecom (Hong Kong) Ltd. .......................       61,106
    152,000 Cosco Pacific Ltd.....................................      126,363
                                                                     ----------
                                                                        256,040
                                                                     ----------
  Hungary -- 1.6%
      1,700 Gedeon Richter Rt., GDR**.............................       74,375
     10,400 Magyar Tavkozlesi Rt., ADR............................      286,000
        500 MOL Magyar Olaj--es Gazpari Rt., GDR**................       11,975
      1,100 OTP Bank Rt., GDR.....................................       45,595
                                                                     ----------
                                                                        417,945
                                                                     ----------

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                            ----------

  India -- 7.1%
      9,300 Dr. Reddy's Laboratories Ltd., GDR....................   $  183,675
     14,800 I.T.C. Ltd., GDR**....................................      416,620
     23,100 Larsen & Toubro Ltd., GDR**...........................      356,317
     15,000 Mahanagar Telephone Nigam Ltd., GDR**.................      148,500
     14,000 Pentafour Software & Exports Ltd., GDR................      385,000
     17,600 Reliance Industries Ltd., GDR**+......................      176,880
     19,400 State Bank of India, GDR**............................      238,135
                                                                     ----------
                                                                      1,905,127
                                                                     ----------
  Indonesia -- 1.9%
    346,000 PT Aneka Tambang Tbk..................................       77,444
    565,000 PT Indah Kiat Pulp & Paper Corporation Tbk+...........      261,083
     36,000 PT Indosat (Persero) Tbk..............................       68,621
    123,500 PT Tambang Timah Tbk..................................      107,004
                                                                     ----------
                                                                        514,152
                                                                     ----------
  Israel -- 2.7%
     58,200 Bank Hapoalim, Ltd....................................      149,295
     61,200 Bank Leumi Le-Israel..................................      115,646
     20,400 Bezeq Israeli Telecommunication Corporation, Ltd.+....       82,140
      3,270 ECI Telecom Ltd. .....................................      108,523
     43,500 Israel Chemicals Ltd..................................       53,025
        500 Koor Industries Ltd...................................       57,644
      1,500 Orbotech Ltd..........................................       78,187
      1,800 Teva Pharmaceutical Industries Ltd., ADR..............       88,200
                                                                     ----------
                                                                        732,660
                                                                     ----------
  Korea -- 14.8%
     35,846 Kookmin Bank, GDR**...................................      729,466
      9,004 Korea Telecom Corporation, ADR+.......................      360,160
     40,471 Pohang Iron & Steel Company Ltd., ADR.................    1,360,837
     20,744 Samsung Electronics, GDR**............................    1,110,841
     23,532 SK Telecom Company Ltd., ADR..........................      400,044
                                                                     ----------
                                                                      3,961,348
                                                                     ----------
  Malaysia -- 0.3%
     21,000 Berjaya Sports Toto Berhad............................       36,960
     66,000 YTL Power International Berhad........................       48,048
                                                                     ----------
                                                                         85,008
                                                                     ----------
  Mexico -- 15.5%
    104,400 Alfa S.A., Class A....................................      433,202
      1,809 Cemex S.A. de C.V.....................................        8,906
     73,700 Cemex S.A. de C.V., Class B...........................      364,790
     10,500 Coca-Cola Femsa S.A., ADR.............................      203,437
          1 Corporacion Interamericana de Entretenimlento S.A.+...            3
     11,800 Desc S.A. de C.V., ADR................................      266,975
      5,600 Fomento Economico Mexicano, S.A. de C.V., ADR.........      223,300
     88,500 Grupo Financiero Banamex Accival, S.A. de C.V., Series
             O+...................................................      225,119
      5,600 Grupo Imsa, S.A. de C.V., ADR.........................       89,600
    115,800 Grupo Modelo S.A. de C.V., Series C...................      330,156
     13,000 Grupo Televisa S.A., GDR+.............................      582,562
     82,200 Hylsamex S.A.+........................................      257,011
     57,300 Kimberly-Clark de Mexico, S.A. de C.V., Class A.......      235,638
     11,600 Telefonos de Mexico S.A., ADR, Class L................      937,425
                                                                     ----------
                                                                      4,158,124
                                                                     ----------

                       See Notes to Financial Statements.

                                 The GCG Trust
                            Developing World Series

                           June 30, 1999 (Unaudited)

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                            ----------

 COMMON STOCKS -- (Continued)
  Peru -- 0.6%
      5,500 Credicorp Ltd. .......................................   $   60,500
      6,200 Telefonica del Peru S.A.A., ADR.......................       93,775
                                                                     ----------
                                                                        154,275
                                                                     ----------
  Philippines -- 0.0%#
      2,900 San Miguel Corporation, Class B.......................        6,326
                                                                     ----------
  Poland -- 1.2%
      5,200 Bank Handlowy W. Warzawie**...........................       82,940
      5,500 KGHM Polska Miedz S.A., GDR...........................       74,250
     23,200 Telekomunikacja Polska S.A., GDR**....................      163,560
                                                                     ----------
                                                                        320,750
                                                                     ----------
  Russia -- 1.8%
      5,200 LUKoil Holding, ADR**.................................      206,050
     12,800 Mosenergo, ADR........................................       57,344
      8,500 RAO Unified Energy Systems, ADR.......................       79,688
     16,900 Surgutneftegaz, ADR...................................      133,088
                                                                     ----------
                                                                        476,169
                                                                     ----------
  South Africa -- 9.6%
     52,400 ABSA Group Ltd. ......................................      296,563
     13,500 Anglo American Platinum Corporation, Ltd..............      315,015
      1,800 AngloGold Ltd.........................................       77,560
          9 B.O.E. Corporation Ltd., Class N......................            7
    134,600 BOE Ltd. .............................................      133,842
     12,500 De Beers..............................................      299,553
    178,400 FirstRand Ltd.........................................      204,004
      3,800 Impala Platinum Holdings Ltd..........................       95,598
      2,600 Investec Group Ltd. ..................................      109,016
      8,700 JD Group Ltd..........................................       53,204
     18,850 Liberty Life Association of Africa Ltd. ..............      241,482
     46,500 Metropolitan Life Ltd.................................       68,972
      9,500 Nedcor Ltd. ..........................................      215,065
      8,300 Rembrandt Group Ltd...................................       69,190
     81,300 Sanlam Ltd.+..........................................       96,337
     22,200 Sappi Ltd. ...........................................      162,618
     20,900 Sasol, Ltd. ..........................................      149,113
                                                                     ----------
                                                                      2,587,139
                                                                     ----------
  Taiwan -- 9.0%
     76,755 Asustek Computer Inc., GDR**..........................    1,107,191
     26,849 Evergreen Marine Corporation, GDR**...................      496,707
      1,524 Standard Foods Taiwan Ltd., GDR** +...................       11,887
     23,288 Taiwan Semiconductor Manufacturing Company, Ltd.,
             ADR+.................................................      791,792
                                                                     ----------
                                                                      2,407,577
                                                                     ----------
  Thailand -- 2.8%
     29,700 Advanced Info Services Public Company Ltd.
             (Foreign)+...........................................      402,712
     43,200 Electricity Generating Public Company Ltd. (Foreign)..       82,593
     20,800 PTT Exploration and Production Public Company Ltd.
             (Foreign) +..........................................      159,067
     37,400 Thai Farmers Bank Public Company Ltd. (Foreign)+......      115,623
                                                                     ----------
                                                                        759,995
                                                                     ----------
  Turkey -- 2.6%
 10,268,000 Akbank T.A.S. ........................................      150,818
    858,000 Ardem Pisirici ve Isitici Cihazlar Sanayii A.S.+......       25,916
    745,000 Koc Holding A.S. .....................................       46,771
     51,500 Migros Turk T.A.S. ...................................       64,053

                                                                        Value
   Shares                                                              (Note 1)
   ------                                                             ----------

  Turkey -- (Continued)
    846,000 Tupras-Turkiye Petrol Rafinerileri A.S. ...............   $   56,118
  7,799,800 Turkiye Is Bankasi, Class C............................      138,586
  4,244,000 Turkiye Garanti Bankasi A.S.+..........................       31,671
  9,845,920 Yapi ve Kredi Bankasi A.S..............................      142,285
                                                                      ----------
                                                                         656,218
                                                                      ----------
  United States -- 1.5%
     40,200 The India Fund Inc.....................................      399,487
                                                                      ----------
  Venezuela -- 1.7%
      9,300 CIA Anonima Nacional Telefonos de Venezuela, ADR.......      253,425
      9,900 C.A. La Electricidad de Caracas, ADR...................      193,758
                                                                      ----------
                                                                         447,183
                                                                      ----------
            Total Common Stocks
             (Cost $23,484,141)....................................   26,070,380
                                                                      ----------

TOTAL INVESTMENTS (Cost $23,484,141*).......................  97.2%  26,070,380
OTHER ASSETS AND LIABILITIES (Net)..........................   2.8      760,042
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $26,830,422
                                                             =====  ===========

-------------
* Aggregate cost for Federal tax purposes.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
+ Non-income producing security.

                               Glossary of Terms
      ADR -- American Depository Receipt
      GDR -- Global Depository Receipt

  The summary of investments by industry classification of the Developing World Series at June 30, 1999 was as follows:

                                                            % of       Value
                Industry Classification                  Net Assets  (Note 1)
                -----------------------                  ---------- -----------
LONG TERM INVESTMENTS:
Banks...................................................    13.6%   $ 3,640,522
Broadcast, Radio and TV.................................     2.2        582,562
Building/Construction...................................     8.6      2,296,437
Chemicals...............................................     0.5        134,387
Communication/Telecommunications........................    19.7      5,289,902
Computers and Office Equipment..........................     1.4        385,000
Diversified Operations..................................     5.8      1,565,298
Electric Utilities......................................     4.8      1,275,679
Electronics.............................................    11.5      3,088,011
Financial Services......................................     2.9        787,815
Food and Beverage Products..............................     7.9      2,104,327
Insurance...............................................     1.5        406,791
Leisure.................................................     0.9        240,398
Medical.................................................     1.3        346,250
Metals and Mining.......................................     6.3      1,684,454
Oil/Gas.................................................     2.8        749,940
Other...................................................     5.0      1,349,434
Retail..................................................     0.5        143,173
                                                           -----    -----------
TOTAL INVESTMENTS.......................................    97.2     26,070,380
OTHER ASSETS AND LIABILITIES (Net)......................     2.8        760,042
                                                           -----    -----------
NET ASSETS..............................................   100.0%   $26,830,422
                                                           =====    ===========

                      See Notes to Financial Statements.

 Portfolio of Investments

                                 The GCG Trust
                            Emerging Markets Series

                           June 30, 1999 (Unaudited)

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                             --------

 COMMON STOCKS -- 86.4%
 Argentina -- 1.8%
      7,800 Banco de Galicia y Buenos Aires S.A. de C.V., ADR....   $    157,950
     15,300 Perez Companc S.A., Class B..........................         87,987
      4,900 Telecom Argentina Stet-France Telecom S.A., ADR......        131,075
      9,400 Telefonica de Argentina S.A., ADR....................        294,925
                                                                    ------------
                                                                         671,937
                                                                    ------------
 Brazil -- 8.9%
     11,738 Aracruz Celulose S.A, ADR............................        258,236
     24,700 Centrais Eletricas Brasileiras S.A., ADR.............        231,686
     14,414 Companhia Energetica de Minas Gerais, ADR***.........        300,809
 10,000,000 Companhia Siderurgica Nacional.......................        261,226
     16,757 Companhia Vale do Rio Doce, ADR......................        330,951
     68,000 Empresa Brasil Aeronautica...........................        115,222
     16,000 Petroleo Brasileiro S.A., ADR........................        248,517
      5,400 Tele Centro Sul Participacoes S.A., ADR..............        299,700
     24,000 Telesp Celular Participacoes S.A., ADR...............        642,000
     27,100 Telesp Participacoes S.A., ADR.......................        619,912
                                                                    ------------
                                                                       3,308,259
                                                                    ------------
 Chile -- 0.9%
      5,700 Chilectra S.A., ADR..................................        123,113
      5,300 Cia de Telecomunicaciones de Chile S.A., ADR.........        131,175
      1,909 Sociedad Quimica y Minera de Chile S.A., ADR.........         67,531
                                                                    ------------
                                                                         321,819
                                                                    ------------
 China -- 0.9%
    534,000 Beijing Yanhua Petrochemical Company Ltd., Class H...        120,447
    550,000 Shanghai Petrochemical Company Ltd., Class H.........        129,727
    254,000 Yanzhou Coal Mining Company Ltd., Class H............         90,847
                                                                    ------------
                                                                         341,021
                                                                    ------------
 Croatia -- 0.7%
     16,900 Pliva d.d., GDR......................................        256,035
                                                                    ------------
 Czechoslavakia -- 0.7%
      7,200 Ceske Radiokomunikace, GDR+***.......................        248,400
                                                                    ------------
 Egypt -- 0.4%
     14,200 EFG-Hermes, GDR***...................................        163,300
                                                                    ------------
 Great Britian -- 0.7%
     29,362 Lonmin Plc...........................................        272,501
                                                                    ------------
 Greece -- 2.9%
      7,675 Commercial Bank of Greece, S.A.......................        548,301
     17,189 Hellenic Telecommunications Organization S.A. .......        367,983
      3,400 Panafon Hellenic Telecom S.A.+***....................         81,900
      3,400 STET Hellas Telecommunications S.A., ADR+............         76,075
                                                                    ------------
                                                                       1,074,259
                                                                    ------------
 Hong Kong -- 2.1%
     68,000 China Telecom (Hong Kong) Ltd.+......................        188,874
     21,000 Citic Pacific Ltd. ..................................         66,990
     70,000 China Resources Enterprise Ltd. .....................        123,605
     20,000 Dao Heng Bank Group Ltd. ............................         89,707
     80,000 Hengan International Group Company Ltd.+.............         40,471
     20,000 Johnson Electric Holdings Ltd. ......................         82,489

                                                                      Value
  Shares                                                             (Note 1)
  ------                                                             --------

 Hong Kong -- (Continued)
   129,000 Legend Holdings Ltd. ................................   $    123,869
   272,000 Shandong International Power Development Company
            Ltd., Class H+......................................         61,351
                                                                   ------------
                                                                        777,356
                                                                   ------------
 Hungary -- 1.4%
     7,000 Magyar Tavkozlesi Rt., ADR...........................        192,500
     6,300 MOL Magyar Olaj-es Gazipari, Rt., GDR***.............        151,853
     3,800 OTP Bank Rt. ........................................        158,373
                                                                   ------------
                                                                        502,726
                                                                   ------------
 India -- 6.3%
    10,000 Bajaj Auto Ltd., GDR.................................        164,000
    14,000 Gujarat Ambuja Cements Ltd., GDR**...................        114,800
     8,000 Gujarat Ambuja Cements Ltd. .........................         65,600
     2,930 Hindalco Industries, Ltd., GDR***....................         56,988
     6,000 Hindalco Industries Ltd., GDR........................        116,700
     5,000 Infosys Technologies Ltd., ADR.......................        290,000
    11,000 I.T.C. Ltd., GDR.....................................        309,650
    11,000 Larsen & Toubro Ltd., GDR***.........................        145,365
    20,500 Mahanager Telephone Nigam Ltd., GDR**................        202,950
    10,000 Ranbaxy Laboratories Ltd., GDR.......................        165,500
    18,500 Reliance Industries Ltd., GDR+.......................        185,925
    17,000 State Bank of India, GDR***..........................        208,675
    12,523 Videsh Sanchar Nigam Ltd., GDR.......................        160,451
    12,500 Videsh Sanchar Nigam Ltd., GDR***....................        160,156
                                                                   ------------
                                                                      2,346,760
                                                                   ------------
 Indonesia -- 2.1%
   220,000 PT Astra International Tbk+..........................        100,072
    46,000 PT Gudang Garam Tbk..................................        124,217
    72,000 PT Indofood Sukses Makmur Tbk+.......................         97,733
     3,700 PT Indosat (Persero) Tbk, ADR........................         72,150
    48,000 PT Semen Gresik (Persero) Tbk........................        103,971
   252,500 PT Telekomunikasi, Indonesia, ADR ***................        145,848
    10,260 PT Telekomunikasi Indonesia, ADR.....................        127,609
                                                                   ------------
                                                                        771,600
                                                                   ------------
 Israel -- 3.2%
   179,400 Bank Leumi Le-Israel.................................        339,000
     3,300 ECI Telecom Ltd. ....................................        109,519
     6,700 Formula Systems (1985) Ltd.+.........................        203,356
     3,200 Gilat Satellite Networks Ltd.+.......................        168,000
    78,400 Makhteshim-Agan Industries Ltd.+.....................        175,973
     1,000 Orbotech Ltd. .......................................         52,125
    14,500 Sapiens International Corporation N.V.+..............        144,094
                                                                   ------------
                                                                      1,192,067
                                                                   ------------
 Korea -- 12.7%
       965 Dacom Corporation+...................................        104,212
       650 Hanjin Heavy Industries+.............................          3,650
    18,575 Hanwha Chemical Corporation+.........................        134,960
     7,500 Housing & Commercial Bank, Korea.....................        236,501
     4,500 Hyundai Motor Company Ltd.+ .........................        106,717
    15,000 Kookmin Bank.........................................        304,536
     1,430 Korea Chemical Company Ltd. .........................        128,484
    18,800 Korea Electric Power Corporation+....................        781,235
     9,400 Korea Telecom Corporation, ADR+......................        376,000
     6,000 Korea Telecom Corporation+...........................        398,099
     5,000 LG Electronics.......................................        138,229
     9,200 Samsung Corporation+.................................        216,190
     2,350 Samsung Display Devices Company+.....................        127,905
     6,291 Samsung Electronics Company Ltd. ....................        690,244
       332 Samsung Fire & Marine Insurance......................        233,762
     5,398 Samsung Securities Company Ltd. .....................        289,115
    12,800 Shinhan Bank.........................................        143,758

                       See Notes to Financial Statements.

                                 The GCG Trust
                            Emerging Markets Series

                           June 30, 1999 (Unaudited)

                                                                      Value
  Shares                                                             (Note 1)
  ------                                                             --------

 COMMON STOCKS -- (Continued)
 Korea -- (Continued)
     5,200 SK Corporation.......................................   $    149,598
       117 SK Telecom Company Ltd., ADR.........................        156,674
                                                                   ------------
                                                                      4,719,869
                                                                   ------------
 Malaysia -- 2.2%
    91,800 Berjaya Sports Toto Berhad**.........................        161,568
    48,000 Commerce Asset-Holding Berhad........................         90,240
   283,000 IJM Corporation Berhad**.............................        186,780
    64,000 JAYA Tiasa Holdings Berhad**.........................         99,200
   184,000 Public Bank Berhad...................................        106,352
    60,000 Tenaga Nasional Berhad...............................        105,000
    29,000 Telecom Malaysia Berhad..............................         82,360
                                                                   ------------
                                                                        831,500
                                                                   ------------
 Mexico -- 12.9%
    39,700 Alfa, S.A., Class A..................................        164,733
   106,400 Cemex S.A. de C.V., Class B..........................        526,643
     8,000 Coca-Cola Femsa S.A., ADR............................        155,000
   128,200 Corporacion Moctezuma, S.A. de C.V., Series B1.......        152,862
     4,400 Corporacion Moctezuma, S.A. de C.V., Series B2.......          5,246
    67,200 Fomento Economico Mexicano S.A. de C.V., Series UBD..        268,515
    26,700 Gropo Modelo S.A. de C.V., Series C..................         76,124
    25,900 Grupo Carso Global Telecom, Series A1+...............        163,882
   133,700 Grupo Financiero Banamex Accival, S.A. de C.V.,
            Series O+...........................................        340,095
   273,100 Grupo Financiero Bancomer, S.A. de C.V., Series O....         98,704
    64,300 Grupo Mexico S.A, Series B...........................        273,284
     8,100 Grupo Imsa, S.A. de C.V., ADR........................        129,600
    22,200 Grupo Televisa S.A., GDR+............................        994,837
    16,900 Telefonos de Mexico S.A., ADR........................      1,365,731
    19,100 TV Azteca, S.A. de C.V., ADR+........................         99,081
                                                                   ------------
                                                                      4,814,337
                                                                   ------------
 Philippines -- 3.2%
   230,900 Ayala Land, Inc.                                              72,820
    44,200 Bank of the Philippine Islands***....................        157,982
   570,020 Benpres Holdings Corporation, GDR+...................        134,827
   491,500 Cosmos Bottling Corporation***.......................         35,522
 1,432,900 International Container Terminal Services, Inc.+.....        186,409
    30,900 Manila Electric Company, Class B.....................        111,256
     4,000 Philippine Long Distance Telephone Company...........        121,945
    62,700 San Miguel Corporation, Class B......................        136,770
   576,000 SM Prime Holdings Inc. ..............................        130,187
   120,000 United Broadcasting Corporation Public Company
            Ltd.+...............................................         94,373
                                                                   ------------
                                                                      1,182,091
                                                                   ------------
 Poland -- 0.9%
    11,300 Agora S.A., GDR+ ***.................................        131,645
     4,700 Agora S.A., GDR+.....................................         54,755
    18,700 Orbis S.A.+..........................................        160,973
                                                                   ------------
                                                                        347,373
                                                                   ------------
 Portugal -- 0.7%
     8,200 Investec-Consultoria Internacional, S.A. ............        248,608
                                                                   ------------

                                                                      Value
   Shares                                                            (Note 1)
   ------                                                            --------

 Russia -- 1.0%
     20,000 Surgutneftegaz, ADR.................................   $    157,500
      8,900 Vimpel-Communications, ADR+.........................        206,369
                                                                   ------------
                                                                        363,869
                                                                   ------------
 Singapore -- 0.3%
      9,800 Asia Pulp & Paper Company Ltd., ADR.................         94,325
                                                                   ------------
 South Africa -- 3.3%
     20,800 ABSA Group Ltd. ....................................        117,720
     70,800 Billiton Plc........................................        241,710
      8,100 DataTec Ltd. .......................................        117,057
          0 Edgars Consolidated Stores Ltd. ....................              3
      9,300 Impala Platinum Holdings Ltd. ......................        233,964
     33,400 Johnnies Industrial Corporation Ltd.+...............        218,644
     35,000 Kersaf Investments Ltd. ............................        156,613
     43,600 Theta Group Ltd.+...................................        157,159
                                                                   ------------
                                                                      1,242,870
                                                                   ------------
 Taiwan -- 9.5%
     13,000 Acer Inc., GDR+***..................................        162,305
      8,800 ASE Test Ltd., ADR+.................................        189,200
     35,585 Asustek Computer Inc., GDR..........................        513,314
     12,075 China Steel Corporation, GDR........................        184,748
     13,000 Evergreen Marine Corporation, GDR...................        240,500
     23,760 Fubon Insurance Company, GDR+.......................        286,902
     19,000 Hon Hai Precision Industry..........................        171,765
      3,090 Pohang Iron & Steel Company Ltd.....................        365,728
     21,740 Siliconware Precision Industries Company, GDR+......        294,033
     27,385 Taiwan Semiconductor Manufacturing Company Ltd.,
             ADR+...............................................        931,089
     93,150 United Microelectronics Corporation, Ltd.+..........        200,431
                                                                   ------------
                                                                      3,540,015
                                                                   ------------
 Thailand -- 3.1%
     16,000 Advanced Information Service Public Company, Ltd.
             (Foreign)+.........................................        216,949
     54,100 Bangkok Bank Public Company Ltd. (Foreign)..........        202,462
    111,600 National Finance***.................................         67,338
     78,000 National Petrochemical Public Company Ltd.
             (Foreign)+.........................................         71,919
    156,700 Siam Commercial Bank Public Company Ltd.+...........        179,541
      8,600 The Siam Cement Public Company Ltd.(Foreign)+.......        261,207
     55,400 Thai Farmers Bank Public Company Ltd. (Foreign)+....        171,271
                                                                   ------------
                                                                      1,170,687
                                                                   ------------
 Turkey -- 2.9%
 18,495,300 Akbank T.A.S. ......................................        271,661
     38,250 Haci Omer Sabanci Holdings, ADR***..................        208,463
    115,500 Migros Turk T.A.S. .................................        143,653
  2,251,500 Tupras-Turkiye Petrol Rafinerileri A.S. ............        149,350
  1,160,300 Vestel Elektronik Sanayi ve Ticaret A.S.+...........        126,445
     13,293 Yapi ve Kredi Bankasi A.S., GDR+....................        194,084
                                                                   ------------
                                                                      1,093,656
                                                                   ------------
 United States -- 0.7%
     14,100 @Entertainment, Inc.+...............................        264,375
                                                                   ------------
            Total Common Stocks
             (Cost $25,753,700).................................     32,161,615
                                                                   ------------

                       See Notes to Financial Statements.

                                 The GCG Trust
                            Emerging Markets Series

                           June 30, 1999 (Unaudited)

                                                                      Value
   Shares                                                            (Note 1)
   ------                                                            --------

 PREFERRED STOCKS -- 2.6%
 Brazil -- 0.8%
    275,000 Banco Itau S.A......................................   $    141,344
      6,357 Companhia Paulista de Forca e Luz...................            391
  9,100,000 Gerdau S.A. ........................................        151,624
                                                                   ------------
                                                                        293,359
                                                                   ------------
 Korea - 0.6%
        150 SK Telecom Company Ltd., ADR........................        220,892
                                                                   ------------
 Taiwan -- 0.7%
    348,000 Bank Sinopac........................................        247,080
                                                                   ------------
 United States -- 0.5%
    124,000 Far Eastern Textile Ltd., ADR.......................        183,520
                                                                   ------------
            Total Preferred Stocks
              (Cost $892,464)...................................        944,851
                                                                   ------------
 WARRANTS AND RIGHTS -- 0.1%
 Korea -- 0.1%
      1,546 Samsung Securities Company Ltd. ....................         32,054
         27 SK Telecom Company Ltd., ADR........................         13,754
                                                                   ------------
            Total Warrants and Rights (Cost $0).................         45,808
                                                                   ------------
 Principal
   Amount
 ---------
 REPURCHASE AGREEMENT -- 11.5%
  (Cost $4,291,000)
 $4,291,000 Agreement with Merrill Lynch Pierce Fenner & Smith,
             4.700% dated 06/30/1999 to be repurchased at
             $4,291,560 on 07/01/1999, collateralized by
             $3,055,000 U.S. Treasury Bonds, 12.000% due
             08/15/2013 (Market Value $4,351,746)...............      4,291,000
                                                                   ------------

TOTAL INVESTMENTS (Cost $30,937,164*)....................... 100.6%  37,443,274
OTHER ASSETS AND LIABILITIES (Net)..........................  (0.6)    (213,343)
                                                             -----  -----------
NET ASSETS.................................................. 100.0% $37,229,931
                                                             =====  ===========

-------------
  * Aggregate cost for Federal tax purposes.
 ** Illiquid Securities.
*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Non-income producing security.
  # Amount is less than 0.1%.

The summary of investments by industry classification of the Emerging Markets Series at June 30, 1999 was as follows:

                                                            % of       Value
                Industry Classification                  Net Assets  (Note 1)
                -----------------------                  ----------  --------
LONG TERM INVESTMENTS:
Aerospace/Defense.......................................     0.3%   $   115,222
Agriculture.............................................     0.9        333,132
Auto....................................................     0.6        206,789
Banks...................................................    10.1      3,769,276
Broadcast, Radio and TV.................................     6.4      2,367,592
Chemicals...............................................     1.7        653,067
Communication/Telecommunications........................    21.7      8,088,995
Computers and Office Equipment..........................     3.5      1,313,068
Construction and Building Materials.....................     5.0      1,847,474
Consumer Goods..........................................     1.9        720,050
Diversified Operations..................................     1.9        692,613
Electric Services and Equipment.........................     3.3      1,225,290
Electric Utilities......................................     5.7      2,104,306
Electronics.............................................     4.1      1,511,001
Financial Services......................................     3.4      1,278,047
Food and Beverage Products..............................     2.1        769,664
Insurance...............................................     1.4        520,664
Iron/Steel..............................................     2.2        811,701
Leisure.................................................     0.9        322,541
Manufacturing...........................................     0.8        291,867
Medical.................................................     1.1        421,535
Metal and Metal Products................................     0.5        173,689
Mining/Minerals.........................................     3.9      1,443,258
Oil/Gas.................................................     2.5        944,805
Other...................................................     0.4        163,300
Paper and Allied Products...............................     0.9        352,561
Real Estate.............................................     0.9        326,611
Retail..................................................     0.4        143,656
Transportation..........................................     0.6        240,500
                                                           -----    -----------
TOTAL INVESTMENTS.......................................    89.1     33,152,274
REPURCHASE AGREEMENT....................................    11.5      4,291,000
OTHER ASSETS AND LIABILITIES (Net)......................    (0.6)      (213,343)
                                                           -----    -----------
NET ASSETS..............................................   100.0%   $37,229,931
                                                           =====    ===========

                               Glossary of Terms
         ADR -- American Depository Receipt
         GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

 Notes to Financial Statements (Unaudited)

                                 The GCG Trust
                                 June 30, 1999

1. Summary of Significant Accounting Policies

The GCG Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At June 30, 1999 the Trust had twenty four operational portfolios (the "Series"): Liquid Asset Series ("LA"), Limited Maturity Bond Series ("LMB"), Global Fixed Income Series ("GF"), Total Return Series ("TR"), Equity Income Series ("EI"), Fully Managed Series ("FM"), Rising Dividends Series ("RD"), Growth & Income Series ("GI"), Growth Series ("G"), Value Equity Series ("VE"), Research Series ("R"), Market Manager Series ("MM"), Mid-Cap Growth Series ("MC"), All-Growth Series ("AG"), Growth Opportunities Series ("GO"), Strategic Equity Series ("SE"), Capital Appreciation Series ("CA"), Small Cap Series ("SC"), Real Estate Series ("RE"), Hard Assets Series ("HA"), Managed Global Series ("MG"), Developing World Series ("DW"), Emerging Markets Series ("EM"), and The Fund For Life Series. All of the Series are diversified except for GF, MM, MC, HA, and MG which are non-diversified Series. The information presented in these financial statements pertains to all of the Series except for The Fund For Life Series, which is presented under separate cover. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"), an indirect wholly owned subsidiary of ING Groep, N.V. ("ING") and First Golden Life Insurance Company ("First Golden"), a wholly owned subsidiary of Golden American. The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company.

LA, LMB, EI, FM, AG, RE, and HA commenced operations on January 24, 1989. CA commenced operations on May 4, 1992. MG commenced operations on October 21, 1992. RD and EM commenced operations on October 4, 1993. MM commenced operations on November 14, 1994. VE commenced operations on January 3, 1995. SE commenced operations on October 2, 1995. SC commenced operations on January 3, 1996. GO and DW commenced operations on February 18, 1998. GF, TR, GI, G, R and MC commenced operations on August 14, 1998.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(A) Valuation: Domestic and foreign portfolio securities, including options and futures contracts, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sales price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or dealers.

Debt securities (except those purchased by LA), including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, debt securities having a maturity of sixty days or less may be valued at amortized cost which approximates market value.

Amortized cost involves valuing a portfolio security instrument at its cost, initially, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All of the portfolio securities of LA are valued using the amortized cost method.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

(B) Derivative Financial Instruments: Certain of the Series may engage in various portfolio strategies, as described below, primarily to seek to manage its exposure to the equity, bond, metals and other markets and also to manage fluctuations in interest and foreign currency rates. Buying futures and forward foreign currency exchange contracts, writing puts and buying calls tend to increase a Series' exposure to the underlying market or currency. Selling futures and forward foreign currency exchange contracts, buying puts and writing calls tend to decrease a Series' exposure to the underlying market or currency. In some instances, investments in derivative

                                 The GCG Trust
                                 June 30, 1999


1. Summary of Significant Accounting Policies--(Continued)

financial instruments may involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. Losses may arise under futures and forward foreign currency exchange contracts due to the existence of an illiquid secondary market for the contracts, or if the counterparty does not perform under the contract. An additional primary risk associated with the use of certain of these contracts may be caused by an imperfect correlation between movements in the price of the derivative financial instruments and the price of the underlying securities, indices or currency.

Options: Certain Series may engage in option transactions including purchasing options on securities and securities indices ("purchased options") and writing covered call and secured put options ("written options"). Generally, purchased options are utilized to protect security holdings in a portfolio or protect against substantial increases in market prices in securities to be acquired in the future. MM invests in purchased options on security indexes in accordance with its long term investment objectives to obtain equity market performance. Certain Series may use written options to generate additional income, protect partially against declines in the value of portfolio securities or facilitate a Series' ability to purchase a security at a price lower than the security's current market price. Option transactions may be engaged on exchanges and on over-the-counter markets. When a Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market on a daily basis to reflect the current value of the option written. When a security is sold through an exercise of an option, the related premium received (or paid) is deducted from (or added to) the basis of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid. Realized and unrealized gains and losses arising from purchased option transactions are included in the net realized and unrealized gain/(loss) on securities.

The option activity for FM for the six months ended June 30, 1999 was as follows:

                                                              Number of
                                                              Contracts Premiums
                                                              --------- --------
   Options outstanding at December 31, 1998..................     --         --
   Options written during the period.........................     75    $50,398
   Options expired during the period.........................     --         --
   Options closed during the period..........................     --         --
                                                                 ---    -------
   Options outstanding at June 30, 1999......................     75    $50,398
                                                                 ===    =======

The option activity for GI for the six months ended June 30, 1999 was as follows:

                                                              Number of
                                                              Contracts Premiums
                                                              --------- --------
   Options outstanding at December 31, 1998..................     --         --
   Options written during the period.........................    100    $42,218
   Options expired during the period.........................     --         --
   Options closed during the period..........................    100     42,218
                                                                 ---    -------
   Options outstanding at June 30, 1999......................     --         --
                                                                 ===    =======

The option activity for VE for the six months ended June 30, 1999 was as follows:

                                                              Number of
                                                              Contracts Premiums
                                                              --------- --------
   Options outstanding at December 31, 1998..................     --         --
   Options written during the period.........................    100    $20,849
   Options expired during the period.........................    100     20,849
   Options closed during the period..........................     --         --
                                                                 ---    -------
   Options outstanding at June 30, 1999......................     --         --
                                                                 ===    =======

                                 The GCG Trust
                                 June 30, 1999

1. Summary of Significant Accounting Policies--(Continued)

The option activity for CA for the six months June 30, 1999 was as follows:

                                                             Number of
                                                             Contracts Premiums
                                                             --------- --------
   Options outstanding at December 31, 1998.................     --          --
   Options written during the period........................    285    $194,382
   Options expired during the period........................     --          --
   Options closed during the period.........................     --          --
                                                                ---    --------
   Options outstanding at June 30, 1999.....................    285    $194,382
                                                                ===    ========

Futures Contracts: Certain Series may engage in various futures contracts including interest rate and stock index futures contracts. The transactions in futures contracts must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the six months ended June 30, 1999, all futures transactions were conducted on U.S. exchanges. Contracts open, if any, at June 30, 1999 are included in the portfolio of investments and their related realized and unrealized gains and losses are included in the net realized and unrealized gain/(loss) on futures contracts.

Forward Foreign Currency Exchange Contracts: Certain of the Series may enter into forward foreign currency exchange contracts. A Series will engage in forward foreign currency exchange transactions to protect itself against fluctuations in currency exchange rates. Forward foreign currency exchange contracts are valued at the applicable forward rate and are marked to market daily. The change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Contracts open, if any, at June 30, 1999 and their related unrealized appreciation/(depreciation) are set forth in the Schedule of Forward Foreign Currency Exchange Contracts which accompanies the Portfolio of Investments. Realized and unrealized gains and losses arising from forward foreign currency exchange contracts are included in net realized and unrealized gain/(loss) on forward foreign currency exchange contracts.

(C) Foreign currency: Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at the rate of exchange prevailing when accrued.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) from securities.

Reported net realized gains or losses on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

(D) Repurchase Agreements: All Series may enter into repurchase agreements in accordance with guidelines approved by the Board of Trustees of the Trust. A Series bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Series is delayed or prevented from exercising its rights to dispose of the underlying securities received as collateral including the risk of a possible decline in the value of the underlying securities during the period while the Series seeks to exercise its rights. Each Series takes possession of the collateral and reviews the value of the collateral and the creditworthiness of those banks and

                                 The GCG Trust
                                 June 30, 1999

1. Summary of Significant Accounting Policies--(Continued)

dealers with which the Series enters into repurchase agreements to evaluate potential risks. The market value of the underlying securities received as collateral must be at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Series has the right to use the underlying securities to offset the loss.

(E) Federal Income Taxes: Each Series of the Trust is a separate entity for Federal income tax purposes. No provision for Federal income taxes has been made since each Series of the Trust has complied and intends to continue to comply with provisions of subchapter M of the Internal Revenue Code of 1986, as amended, available to regulated investment companies and to distribute its taxable income to shareholders sufficient to relieve it from all, or substantially all, Federal income taxes.

(F) Securities Transactions and Investment Income: Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are reported as income when the Series identifies the dividend. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Trust uses for Federal income tax purposes. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

(G) Dividends and Distributions to Shareholders: Net investment income of LA is declared as a dividend daily and paid monthly. For all other Series, net investment income will be paid annually, except that LMB may declare a dividend monthly or quarterly. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and net realized gains recorded by the Trust. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Series, timing differences and differing characterization of distributions made by each Series as a whole.

2. Fees and Other Transactions With Affiliates

Directed Services, Inc. (the "Manager"), an indirect wholly owned subsidiary of ING, provides all of the Series with advisory and administrative services under a Management Agreement (the "Agreement"). Under the Agreement, the Manager has overall responsibility for engaging Portfolio Managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers. Portfolio Managers are compensated by the Manager and not the Trust. In some cases, Portfolio Managers may be affiliated with the Manager. Portfolio Managers have full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Agreement, the Manager also is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Trust including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services. The Manager does not bear the expense of brokerage fees, taxes, interest, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses. As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee (a "Unified Fee") based on the following annual rates of the average daily net assets of the Series:

   Series                          Fee
   ------                          (based on combined assets of the
                                   indicated groups of Series)
   Equity Income Series, Fully     1.00% on the first $750 million in combined
   Managed Series, Rising          assets of these Series;
   Dividends Series, Value Equity  0.95% on the next $1.250 billion;
   Series, All-Growth Series,      0.90% on the next $1.5 billion; and
   Strategic Equity Series,        0.85% on the amount over $3.5 billion
   Capital Appreciation Series,
   Small Cap Series, Real Estate
   Series and Hard Assets Series
   Liquid Assets Series and        0.60% on the first $200 million in combined
   Limited Maturity Bond Series    assets of these Series;
                                   0.55% on the next $300 million; and
                                   0.50% on the amount over $500 million

                                 The GCG Trust
                                 June 30, 1999

2. Fees and Other Transactions With Affiliates--(Continued)

   Growth & Income Series,        1.10% on the first $250 million;
   Growth Series and Growth
   Opportunities Series           1.05% on the next $400 million;
                                  1.00% on the next $450 million; and
                                  0.95% on the amount in excess of $1.1 billion
   Developing World Series and    1.75%
   Emerging Market Series
   Total Return Series, Research  1.00% on the first $250 million;
   Series and Mid-Cap Growth
   Series                         0.95% on the next $400 million;
                                  0.90% on the next $450 million; and
                                  0.85% on the amount in excess of $1.1 billion
   Global Fixed Income Series     1.60%
   Market Manager Series          1.00%
   Managed Global Series          1.25% on the first $500 million and
                                  1.05% on the amount over $500 million

The Manager and the Trust have entered into Portfolio Management Agreements with the Portfolio Managers. These Portfolio Managers provide investment advice for the various Series and are paid by the Manager based on the average net assets of the respective Series. The Portfolio Managers of each of the Series are as follows:

   Series                        Portfolio Manager
   ------                        -----------------
   Liquid Asset Series           ING Investment Management, LLC
   Limited Maturity Bond Series  ING Investment Management, LLC
   Global Fixed Income Series    Baring International Investments Limited
   Total Return Series           Massachusetts Financial Services Company
   Equity Income Series          T. Rowe Price Associates, Inc.
   Fully Managed Series          T. Rowe Price Associates, Inc.
   Rising Dividends Series       Kayne Anderson Investment Management, LLC
   Growth & Income Series        Alliance Capital Management L.P.
   Growth Series                 Janus Capital Corporation
   Value Equity Series           Eagle Asset Management, Inc.
   Research Series               Massachusetts Financial Services Company
   Market Manager Series         ING Investment Management, LLC
   Mid-Cap Growth Series         Massachusetts Financial Services Company
   All-Growth Series             Pilgrim Baxter & Associates, Ltd.
   Growth Opportunities Series   Montgomery Asset Management, LLC
   Strategic Equity Series       A I M Capital Management Group, Inc.
   Capital Appreciation Series   A I M Capital Management Group, Inc.
   Small Cap Series              Fred Alger Management, Inc.
   Real Estate Series            EII Realty Securities, Inc.
   Hard Assets Series            Baring International Investment Limited
   Managed Global Series         Putnam Investment Management, Inc.
   Developing World Series       Baring International Investment Limited
   Emerging Markets Series       Putnam Investment Management, Inc.

During the six months ended June 30, 1999, TR, GI, G, R, SE, SC, RE and EM, in the ordinary course of business, paid commissions of $300, $75,765, $19,331, $3,504, $36, $131,580, $84 and $2,046, respectively, to certain affiliates of the respective Portfolio Manager and/or the Manager in connection with the execution of various portfolio transactions.

The custodian for the Trust is Bankers Trust Company. The custodian is paid by the Manager and not the Trust.

Certain officers and trustees of the Trust are also officers and/or directors of the Manager, Golden American, First Golden and Equitable of Iowa Companies.

                                 The GCG Trust
                                 June 30, 1999


3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the six months ended June 30, 1999 were as follows:

                                                       Purchases      Sales
                                                      ------------ ------------
   Liquid Assets Series..............................           --           --
   Limited Maturity Bond Series...................... $ 80,666,740 $119,814,808
   Global Fixed Income Series........................   13,499,209    3,093,407
   Total Return Series...............................  307,133,361  161,282,889
   Equity Income Series..............................  292,212,016  137,347,573
   Fully Managed Series..............................   69,701,668   44,407,529
   Rising Dividends Series...........................  247,669,599  138,606,103
   Growth & Income Series............................  590,906,196  477,049,537
   Growth Series.....................................  491,611,780  320,331,377
   Value Equity Series...............................   56,781,395   47,117,776
   Research Series...................................  436,678,846  319,516,005
   Market Manager Series.............................           --      569,563
   Mid-Cap Growth Series.............................  266,835,166  205,869,362
   All-Growth Series.................................  171,177,106  173,511,881
   Growth Opportunities Series.......................    6,729,169    4,701,263
   Strategic Equity Series...........................  118,516,496  102,407,250
   Capital Appreciation Series.......................  248,714,006  248,282,760
   Small Cap Series..................................  131,677,602   87,808,606
   Real Estate Series................................   14,506,349   15,399,508
   Hard Assets Series................................   37,831,396   29,818,523
   Managed Global Series.............................  104,106,899  116,903,686
   Developing World Series...........................   27,689,069   12,963,439
   Emerging Markets Series...........................   26,193,998   28,309,499

The aggregate cost of purchases and proceeds from sales of long-term U.S.
Government Securities, excluding short term investments, for the six months ended June 30, 1999 were as follows:

   Limited Maturity Bond Series...................... $ 86,169,922 $ 20,113,418
   Global Fixed Income...............................           --    4,911,521
   Total Return Series...............................  111,708,507  135,467,537
   Equity Income Series..............................           --  133,907,449
   Fully Managed Series..............................    2,231,184           --

                                 The GCG Trust
                                 June 30, 1999

3. Purchases and Sales of Securities--(Continued)

At June 30, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                        Tax Basis    Tax Basis   Net Tax Basis
                                          Gross        Gross       Unrealized
                                        Unrealized   Unrealized  Appreciation/
                                       Appreciation Depreciation (Depreciation)
                                       ------------ ------------ --------------
   Liquid Assets Series...............           --          --             --
   Limited Maturity Bond Series....... $    222,671 $ 1,854,297   $ (1,631,626)
   Global Fixed Income Series.........        3,944   1,100,237     (1,096,293)
   Total Return Series................   46,325,958  10,367,178     35,958,780
   Equity Income Series...............   22,268,287   2,342,404     19,925,883
   Fully Managed Series...............   28,811,817   7,554,475     21,257,342
   Rising Dividends Series............  149,309,519   8,126,409    141,183,110
   Growth & Income Series.............   53,246,565  15,543,957     37,702,608
   Growth Series......................   73,649,166   6,662,769     66,986,397
   Value Equity Series................   25,246,125   2,779,836     22,466,289
   Research Series....................  134,067,790  13,568,133    120,499,657
   Market Manager Series..............    3,858,838          --      3,858,838
   Mid-Cap Growth Series..............   73,852,955  13,581,063     60,271,892
   All-Growth Series..................   16,880,672   1,751,803     15,128,869
   Growth Opportunities Series........    2,236,697     319,759      1,916,938
   Strategic Equity Series............   14,832,883   1,238,039     13,594,844
   Capital Appreciation Series........   42,429,060   6,099,965     36,329,095
   Small Cap Series...................   51,718,453   1,994,899     49,723,554
   Real Estate Series.................    3,098,634   4,810,915     (1,712,281)
   Hard Assets Series.................    3,798,270   3,053,580        744,690
   Managed Global Series..............   22,393,794   2,418,471     19,975,323
   Developing World Series............    3,178,236     591,997      2,586,239
   Emerging Markets Series............    7,485,539     979,420      6,506,110

4. Restricted and Illiquid Securities

Certain Series of the Trust may hold securities purchased in private placement transactions, without registration under the Securities Act of 1933 (the "Act") and securities which are deemed illiquid because of low trading volumes or other factors. These restricted and illiquid securities (which do not include securities eligible for resale pursuant to Rule 144A of the Act and 4(2) commercial paper that are determined to be liquid under procedures adopted by the Board of Trustees) are valued under methods approved by the Board of Trustees as reflecting fair value which includes obtaining quotes from independent sources if available. The dates of acquisition and costs of restricted and illiquid securities held at June 30, 1999 are as follows:

Limited Maturity Bond Series:

                                                                   Acquisition
   Security                                                Cost       Date
   --------                                             ---------- -----------
   Waste Management, Inc. 144A, Bond 7.125% due
    06/15/2001......................................... $3,039,600  05/18/99
   Kroger Company 144A, Bond 6.340% due 06/01/2001.....    999,889  06/18/99
   R. J. Reynolds Tobacco Holdings, Inc.144A, Bond
    7.375% due 05/15/2003..............................  2,994,930  05/10/99
   Telecom De Puerto Rico 144A, Bond 6.150% due
    05/15/2002.........................................  1,999,551  05/13/99
   TRW, Inc. 144A, Bond 6.500% due 06/01/2002..........  2,996,076  05/26/99
   Rite Aid Corporation 144A, Bond 5.500% due
    12/15/2000.........................................    998,703  12/17/98
   Garanti Trade Payments Rts. 144A, Bond 10.810% due
    06/15/2004.........................................  2,000,000  06/09/99

Total restricted and/or illiquid securities (fair value of $14,942,672) represented 8.2% of net assets of LMB at June 30, 1999.

On June 30, 1999, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

                                 The GCG Trust
                                 June 30, 1999

4. Restricted and Illiquid Securities--(Continued)

Total Return Series:

                                                                    Acquisition
   Security                                                 Cost       Date
   --------                                              ---------- -----------
   Newell Financial Trust I 144A.......................  $1,236,600  09/11/98
   LSI Logic Corporation 144A, Bond 4.250% due
    03/15/2004.........................................     920,000  03/16/99
   Midamerican Funding LLC 144A, Bond 5.850% due
    03/01/2001.........................................     220,358  03/10/99
   AFLAC, Inc. 144A, Bond 6.500% due 04/15/2009........   2,577,902  04/16/99
   Federal-Mogul Corporation 144A, Bond 7.500% due
    01/15/2009.........................................     882,689  08/14/98
   Protection One Alarm 144A, Bond 7.375% due
    08/15/2005.........................................   1,082,043  10/15/98
   TRW Inc. 144A, Bond 7.125% due 06/01/2009...........     536,890  08/14/98
   UMP-Kymmene Corporation 144A, Bond 7.450% due
    11/26/2027.........................................     284,749  08/14/98
   Atlantic Mutual Insurance Company 144A, Bond 8.150%
    due 02/15/2028.....................................     372,771  08/14/98
   Xerox Corporation 144A, Bond 0.570% due 04/21/2018..     710,129  08/14/98
   Northern Natural Gas 144A, Bond 7.000% due
    06/01/2011.........................................     970,816  06/02/99
   Federated Department Stores 144A, Bond 6.300% due
    04/01/2009.........................................     194,869  03/11/99
   Rite Aid Corporation 144A, Bond 6.000% due
    10/01/2003.........................................     904,195  06/17/99
   Telecom De Puerto Rico 144A, Bond 6.650% due
    05/15/2006.........................................     489,819  05/13/99
   Lear Corporation 144A, Bond 7.960% due 05/15/2005...     789,000  05/13/99
   CE Generation LLC 144A, Bond 7.416% due 12/15/2018..   2,441,897  03/11/99
   Connecticut Light & Power Company 144A, Bond 8.590%
    due 06/05/2003.....................................   1,000,000  08/14/98
   Empresa Nacional de Electricidad 144A, Bond 7.600%
    due 04/30/2001.....................................     764,056  08/14/98
   Marlin Water Trust 144A, Bond 7.090% due
    12/15/2001.........................................   3,285,000  12/08/98
   BCF L.L.C.144A, Bond 7.750% due 09/25/2026..........      95,389  08/14/98

Total restricted and/or illiquid securities (fair value of $19,877,501) represented 3.2% of net assets of TR at June 30, 1999.

On June 30, 1999, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

Fully Managed Series:

                                                                   Acquisition
   Security                                                Cost       Date
   --------                                             ---------- -----------
   Kemper Corporation, Series E, Conv. Prfd. 144A...... $1,946,734  02/06/95
   Union Pacific Capital Trust, Conv. Prfd. 144A.......  1,264,295  03/27/98
   Exide Corporation, Conv. Bond, 144A 2.900% due
    12/15/2005.........................................    455,298  04/03/98
   Roche Holdings, Conv. Bond, 144A Zero coupon due
    05/06/2012.........................................  2,500,878  05/20/99
   Homestake Mining Company, Conv. Bond, 144A 5.500%
    due 06/23/2000.....................................  3,390,532  12/06/96
   Sepracor Inc., Conv. Bond, 144A 7.000% due
    12/15/2005.........................................    701,379  06/18/99

Total restricted and/or illiquid securities (fair value of $10,433,933) represented 3.8% of net assets of FM at June 30, 1999.

On June 30, 1999, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

Growth & Income Series:

                                                                   Acquisition
   Security                                                Cost       Date
   --------                                             ---------- -----------
   Healthcare Financial Partners, Inc. 144A............ $3,830,000  08/14/98
   At Home Corporation 144A, Bond 0.525% due
    12/28/2018.........................................  1,065,282  12/21/98

Total restricted and/or illiquid securities (fair value of $5,027,240) represented 1.2% of net assets of GI at June 30, 1999.

On June 30, 1999, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

                                 The GCG Trust
                                 June 30, 1999

4. Restricted and Illiquid Securities--(Continued)

Hard Assets Series:

                                                                     Acquisition
   Security                                                   Cost      Date
   --------                                                 -------- -----------
   Inco Ltd. 144A.......................................... $933,820  03/29/99
   Forcenergy Inc. 144A....................................  521,256  06/02/98
   Windsor Energy Corporation 144A.........................  548,238  07/28/97
   Plains Energy Services Ltd. 144A........................  319,432  10/07/98
   S.P. Interoil 144A......................................  605,625  01/28/97
   Denali Incorporated 144A................................  276,487  11/20/97
   Cadillac Fairview Corporation 144A......................  589,464  11/05/97
   AltaGas Services, Inc. 144A.............................  158,597  04/23/98

Total restricted and/or illiquid securities (fair value of $2,108,441) represented 5.1% of net assets of HA at June 30, 1999.

On June 30, 1999, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

Managed Global Series:

                                                                     Acquisition
   Security                                                   Cost      Date
   --------                                                 -------- -----------
   Energis Plc............................................. $673,544  01/22/99
   Takefuji Corporation....................................  300,151  01/29/99
   Securitas AB-B, 144A....................................  602,188  04/16/99

Total restricted and/or illiquid securities (fair value of $1,609,948) represented 1.2% of net assets of MG at June 30, 1999.

On June 30, 1999, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

Developing World Series:

                                                                     Acquisition
   Security                                                   Cost      Date
   --------                                                 -------- -----------
   Dr. Reddy's Laboratories Ltd., GDR...................... $177,988  04/06/99
   MOL Magyar Olaj Es Gazipari Rt., GDR 144A...............   13,000  05/06/99
   Gedeon Richter Rt., GDR 144A............................   67,498  06/14/99
   I.T.C. Ltd., GDR 144A...................................  389,995  11/23/98
   Larsen & Toubro Ltd., GDR 144A..........................  297,649  04/19/99
   Mahanagar Telephone Nigam Ltd., GDR 144A................  152,045  12/07/98
   Reliance Industries Ltd., GDR 144A......................  163,180  05/11/99
   State Bank of India, GDR 144A...........................  208,342  07/16/98
   Kookmin Bank, GDR 144A..................................  594,414  04/29/99
   Samsung Electronics, GDR 144A...........................  954,407  04/01/99
   Bank Handlowy W. Warszawie 144A.........................   66,690  02/12/99
   Telekomunikacja Polska S.A., GDR 144A...................  136,110  03/31/99
   LUKoil Holding, ADR 144A................................  209,612  02/23/98
   ASE, GDR 144A...........................................   39,150  02/23/98
   Asustek Computer Inc., GDR 144A.........................  895,384  04/01/99
   China Steel Corporation, ADR 144A.......................  656,558  04/01/99
   Evergreen Marine Corporation, GDR 144A..................  392,913  04/01/99
   Standard Foods Taiwan Ltd., GDR 144A....................       --  01/21/99

Total restricted securities (fair value of $6,044,920) represented 22.5% of net assets and total illiquid securities (fair value of $183,675) represented 0.68% of net assets of DW at June 30, 1999.

On June 30, 1999, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

                                 The GCG Trust
                                 June 30, 1999

4. Restricted and Illiquid Securities--(Continued)

Emerging Markets Series:

                                                                     Acquisition
   Security                                                   Cost      Date
   --------                                                 -------- -----------
   Companhia Energetica de Minas Gerais, ADR 144A.......... $505,925  03/14/97
   Ceske Radiokomunikace, GDR 144A.........................  134,145  06/12/98
   EIG-Hermes, GDR 144A....................................  168,912  07/28/98
   Panafon Hellenic Telecom S.A. 144A......................   65,190  11/02/98
   MOL Magyar Olaj-es Gazipari, Rt., GDR 144A..............  127,469  09/24/98
   Gujarat Ambuja Cements Ltd., GDR 144A...................   69,600  10/14/98
   Hindalco Industries, Ltd., GDR 144A.....................   43,071  03/31/99
   Larsen & Toubro Ltd., GDR 144A..........................  176,000  06/15/99
   Mahanager Telephone Nigam Ltd., GDR 144A................  255,183  12/03/97
   State Bank of India, GDR 144A...........................  174,250  05/12/99
   Videsh Sanchar Nigam Ltd., GDR 144A.....................  119,108  07/01/98
   PT Telekomunikase, Indonesia, ADR 144A..................  116,558  12/03/98
   Berjaya Sports Toto Berhad..............................  321,483  06/26/97
   IJM Corporation Berhad..................................   97,834  12/15/97
   JAYA Tiasa Holdings Berhad..............................   96,510  04/27/98
   Bank of the Phillippine Islands 144A....................  102,039  11/25/98
   Cosmos Bottling Corporation 144A........................   68,760  03/26/98
   Agora SA, GDR 144A......................................  104,977  02/23/99
   National Finance 144A...................................   73,015  05/04/99
   Acer Inc., GDR 144A.....................................  101,790  04/22/99
   Haci Omer Sabanci Holdings, ADR 144A....................  161,350  06/30/97

Total restricted and/or illiquid securities (fair value of $3,191,847) represented 8.6% of net assets of EM at June 30, 1999.

On June 30, 1999, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

5. Capital Loss Carryforwards

For Federal income tax purposes, the Series' indicated below have capital loss carryforwards as of June 30, 1999 which are available to offset future capital gains, if any:

                      Losses Deferred  Losses Deferred  Losses Deferred  Losses Deferred  Losses Deferred  Losses Deferred
   Series             Expiring in 2001 Expiring in 2002 Expiring in 2003 Expiring In 2004 Expiring in 2005 Expiring in 2006
   ------             ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
   Liquid Asset
    Series..........        $172             $15               --            $  1,432        $      816      $       537
   Limited Maturity
    Bond Series.....         --               --               --               6,321            --               --
   Global Fixed
    Income Series...         --               --               --               --               --                4,149
   Total Return
    Series..........         --               --               --               --               --              775,784
   Growth & Income
    Series..........         --               --               --               --               --           10,986,279
   Growth Series....         --               --               --               --               --           10,552,893
   Research Series..         --               --               --               --               --            5,357,552
   Growth
    Opportunities
    Series..........         --               --               --               --               --              435,012
   Small Cap
    Series..........         --               --               --             468,717         2,463,267           --
   Hard Assets
    Series..........         --               --               --               --               --            5,310,830
   Developing World
    Series..........         --               --               --               --               --              489,408
   Emerging Markets
    Series..........         --               --           $8,462,512           --               --           10,476,392

                                 The GCG Trust
                                 June 30, 1999


6. Board Actions

In 1998, the Board of Trustees instructed management to file with the Securities and Exchange Commission ("SEC"), an application for an ("Order") to accept the substitution of shares of the Mid-Cap Growth Series for shares of the All-Growth Series. The substitution will occur as soon as practicable after the Order is issued by the SEC. Within five days after the substitution, Golden American will send to owners of contracts written notice of the substitution stating that shares of All-Growth have been eliminated and that shares of Mid-Cap Growth have been substituted.

                                 The GCG Trust
                                 June 30, 1999


Special Meeting of Shareholders

At a special meeting of Shareholders of the Trust held on April 27, 1999, the following actions were taken:

(1) The new portfolio management agreement among the Capital Appreciation Series of the Trust, Directed Services, Inc. ("DSI") and AIM Capital Management, Inc. was approved by the shareholders of the Trust as follows:

                                Against
                                   or
               For              Withheld                Abstained                 Total
               ---             ----------               ---------                 -----
            13,829,961          113,320                   717,404               14,660,685

(2) The new portfolio management agreement among the Strategic Equity Series of the Trust, DSI and AIM Capital Management, Inc. Limited was approved by the shareholders of the Trust as follows:

                               Against or
               For              Withheld                Abstained                 Total
               ---             ----------               ---------                 -----
            5,004,423            66,516                   338,224                5,409,163

(3) The new portfolio management agreement among the Developing World Series of the Trust, DSI and Baring International Investment Limited was approved by the shareholders of the Trust as follows:

                               Against or
               For              Withheld                Abstained                 Total
               ---             ----------               ---------                 -----
            1,031,073            18,938                    10,229                1,060,240

(4) The new portfolio management agreement among the Hard Assets Series of the Trust, DSI and Baring International Investment Limited was approved by the shareholders of the Trust as follows:

                               Against or
               For              Withheld                Abstained                 Total
               ---             ----------               ---------                 -----
            2,879,829           109,194                   137,631                3,126,654

(5) The new portfolio management agreement among the Growth & Income Series of the Trust, DSI and Alliance Capital Management LP was approved by the shareholders of the Trust as follows:

                               Against or
               For              Withheld                Abstained                 Total
               ---             ----------               ---------                 -----
            19,020,775          272,143                   924,354               20,217,273

(6) The new portfolio management agreement among the Equity Income Series of the Trust, DSI and T. Rowe Price Associates, Inc. was approved by the shareholders of the Trust as follows:

                               Against or
               For              Withheld                Abstained                 Total
               ---             ----------               ---------                 -----
            19,903,409          173,535                 1,274,282               21,351,226

(7) A change in the Statement of the Series' investment objective for the Equity Income Series of the Trust was approved by the shareholders of the Trust as follows:

                               Against or
               For              Withheld                Abstained                 Total
               ---             ----------               ---------                 -----
            19,826,036          212,017                 1,313,173               21,351,226

(8) The new portfolio management agreement among the Growth Series of the Trust, DSI and Janus Capital Corporation was approved by the shareholders of the Trust as follows:

                               Against or
               For              Withheld                Abstained                 Total
               ---             ----------               ---------                 -----
            14,989,312          164,004                   780,484               15,933,800

                                 THE GCG TRUST

                                --------------

                        TRUSTEES AND EXECUTIVE OFFICERS

               R. Brock Armstrong, Chair, Trustee and President*
                           J. Michael Earley, Trustee
                         R. Barbara Gitenstein, Trustee
                           Robert A. Grayson, Trustee
                          Elizabeth J. Newell, Trustee
                          Stanley B. Seidler, Trustee
                           Roger B. Vincent, Trustee
                  Barnett Chernow, Vice President and Trustee*
                         Mary Bea Wilkinson, Treasurer
                          Myles R. Tashman, Secretary

                              *Interested Trustee

                                --------------

                 Sutherland Asbill & Brennan LLP, Legal Counsel
                        Directed Services, Inc., Manager
                    Ernst & Young LLP, Independent Auditors

ING VARIABLE ANNUITIES
P.O. Box 2700
West Chester, PA  19380-2700